UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2019
Classes A, C, I, O, P, P3, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Turbulent Waters
Dear Shareholder,
Over the twelve-month fiscal reporting period covered in this report, it would be understandable if investors felt they’d been riding a rollercoaster. Back in April, halfway through the fiscal year, we noted that resurgent trade tensions between China and the U.S. would likely induce greater short-term market volatility, but that in our opinion, global economic conditions pointed to slowdown, not recession. While both themes continued to play out in the second half of the fiscal period, several key factors changed to lift market sentiments.
Among the most important factors was the policy stance of the U.S. Federal Reserve Board (“Fed”): after holding interest rates steady through June, the Fed reduced them three times, we believe quelling doubts that it was committed to supporting the economy. U.S. companies posted better than expected earnings in the second and third quarters. The tone of China-U.S. trade negotiations became more upbeat, in our opinion, mitigating concerns about the slowing pace of global manufacturing. Through the currents of market sentiment and eddies of volatility, financial assets broadly achieved solid gains. The positive reactions to good news suggest, in our opinion, that investors are eager to turn the corner on trade uncertainty.
We still believe further slowing of global growth is more likely than a recession. Despite the positive potential, in our opinion, of the longer-term outlook, investors today find themselves navigating turbulent waters. Though events of the moment can seem to demand immediate action, the most effective response may be to take a step back and reflect on why your portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, we believe that it is probably wise not to change your portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2019

In our semi-annual report, we described how many investors were rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019.
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 8.90% in the first half of the fiscal year. (The Index returned 12.69% for the year ended October 31, 2019, measured in U.S. dollars.)
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half, and by the end of a rollercoaster ride, the Index was up another 3.30%, a total of 12.49% for the fiscal year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, where chronic disagreement about whether and how to leave the European Union culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%, flattered by volatile inventory and trade elements. Growth fell to 2.0% in the second quarter and 1.9% in the third. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed in November. Yet many were still skeptical that enough real goodwill existed to achieve a far-reaching agreement. The FOMC cut rates again in both months, without seeming to please anybody, again. The period ended with the world economy still slowing, the Index just off a new record and market sentiment fragile.
In U.S. fixed income markets, the story was falling yields. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned a remarkable 27.60% as the U.S. 30-year Treasury yield fell below 2% for the first time ever. The 10-year yield on Japanese and major European government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.33%, ending at a record. Bond surrogates, real estate and utilities were the top performers, up 25.48% and 23.71%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 17%, was the weakest, losing 11.04%.
In currencies, the dollar rose 1.61% against the euro over the year but lost 1.34% against the pound and 4.21% against the yen. The dollar still offers positive interest rates on its safest investments, but perhaps the dollar’s 18-month rally on a trade-weighted basis was starting to fade.
In international markets, the MSCI Japan® Index ended up just 4.57% for the year, probably reflecting Japan’s own vulnerability to a trade-war and the strong yen. The MSCI Europe ex UK® Index advanced 13.65%, powered by capital goods, food, beverage and tobacco and pharmaceuticals companies. The MSCI UK® Index rose 5.73%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI UK’s market heavyweights. The largest contributions came from pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and British American Tobacco.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	This index is an expansion of the J.P. Morgan Corporate Emerging Markets Bond Index which is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

Benchmark Descriptions (continued)

Index	Description
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Moscow Exchange. The index is operated by the Russian National Association of Securities Market Participants, a statutory self-regulatory organization.
S&P Developed ex-U.S. Small Cap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of October 31, 2019 (percent of net assets)

Hard Currency	31%
Local Currency	32%
Corporates	34%
Cash	3%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.87% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned 14.10% for the same period.
Portfolio Specifics: For the one-year fiscal reporting period, the Fund underperformed its benchmark, the Composite Index after fees and expenses. Before those fees and expenses, the Fund performed in-line with its Composite Index. Emerging markets (“EM”) posted strong returns for the period despite a spike in volatility in December driven by concerns over slowing global growth and hawkish global central banks. A quick dovish shift in policy by the U.S. Federal Reserve Board and resilient growth in the United States outweighed concerns over trade wars and slowing global growth, leading to strong returns for EM assets.
The Fund maintained a preference for EM corporate debt, while keeping underweight postures to EM hard-currency and local-currency assets. The Fund’s allocation to hard currency underperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, while its allocation to EM corporates outperformed its benchmark, the J.P. Morgan Corporate EMBI Broad Diversified Index. The Fund’s allocation to EM local currency matched its benchmark, the JPM GBI-EM Global Diversified Composite Index. Within EM corporates, the sleeve was overweight risk with a preference to exporter and commodity issuers in Latin America and Africa, while underweight issuers in Asia and the Middle East. Within EM hard currency, the sleeve was neutral overall risk with a preference to Latin America, Russia and Kazakhstan; and underweight Asia and the Middle East. Within EM local currency, the sleeve was actively exposed to interest rate risk and cautious on currency risk.
Current Outlook and Strategy: We expect EM economic growth will remain subdued for the remainder of 2019 and into 2020 as current consumption trends fail to offset sluggish investment and weakening exports. U.S.-China trade discussions are unlikely to be resolved prior to the 2020 U.S. presidential election, which, in our opinion, will lead to bouts of volatility. The slowdown of Chinese growth is structural, but we believe the Chinese government will continue to support the economy via infrastructure spending and tax cuts. With few exceptions, inflation remains well contained across EMs. We believe monetary policy is likely to remain supportive as EM central banks continue to follow the dovish lead of G10 policymakers. EM corporate credit metrics remain stable thanks to China’s proactive fiscal spending and conservative corporate financial policies. We continue to favor EM corporate over sovereign debt. Within local currency, we are overweight local rate risk but remain cautious on FX risk.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	10.04%	2.95%	2.52%
Class C(2)	11.14%	2.72%	2.13%
Class I	13.17%	3.79%	3.20%
Class W	13.15%	3.73%	3.14%
Excluding Sales Charge:
Class A	12.87%	3.48%	2.90%
Class C	12.14%	2.72%	2.13%
Class I	13.17%	3.79%	3.20%
Class W	13.15%	3.73%	3.14%
Composite Index	14.10%	3.88%	3.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United States	68.7%
Germany	3.3%
United Kingdom	2.9%
Brazil	2.9%
Peru	2.7%
Russia	2.1%
Indonesia	1.8%
Chile	1.2%
Spain	1.1%
Canada	1.0%
Countries between 0.0% – 1.0%^	11.0%
Assets in Excess of Other Liabilities*,**	1.3%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 41 countries, which each represents 0.0% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the ‘‘Fund’’) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.27% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned 9.54% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted positive returns and underperformed its benchmark. Bond market returns were solidly positive, led by a strong rally in U.S. bond prices. After raising interest rates four times in 2018, the U.S. Federal Reserve Board (“Fed”) pivoted to a more data-dependent stance, culminating in a cut of official interest rates in July 2019. Developed global markets followed suit and the European Central Bank also increased its monetary stimulus with an additional rate cut, leaving its official rates at -0.50%.
Meanwhile, the Bank of Japan did not change official rates but continued to offer monetary stimulus through quantitative easing. Ten-year government bond yields reached their lows in mid-August, as a lack of progress between the United States and China on trade issues clouded the outlook for the global economy. As data reports showed signs of a slower economy unlikely to fall into recession, yields climbed modestly higher.
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

United States Treasury Note, 1.625%, 10/31/26	3.1%
United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	3.1%
United States Treasury Note, 1.500%, 10/31/21	2.6%
Ginnie Mae, 3.000%, 11/20/49	2.5%
Bundesrepublik Deutschland, 0.500%, 02/15/25	2.2%
United States Treasury Bond, 2.875%, 05/15/49	1.9%
United Kingdom Gilt, 3.500%, 01/22/45	1.6%
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/27	1.6%
United States Treasury Note, 1.625%, 08/15/29	1.5%
Ginnie Mae Series 2009-106 CM, 4.709%, 01/16/34	1.6%
Portfolio holdings are subject to change daily.
The Fund’s defensive positioning in U.S. interest rates detracted from relative performance as rates declined and bond prices moved higher. Offsetting some of this underperformance was our allocation to local emerging market Treasury markets. The Fund continued to benefit from its allocations to non-government sectors, albeit with some intra-period volatility. Corporate bond market performance was, in our opinion, influenced by the ebb and flow of the outlook for the global economy, with bonds underperforming early in the reporting period and then posting a streak of outperformance for most of 2019. Investments in securitized sectors — particularly among U.S. securitized credit — proved more durable than corporate sectors and contributed to performance for the period.
The Fund’s currency positioning for the period, which included some tactical overweights to the U.S. dollar and modest exposures to emerging market currencies, did not meaningfully impact performance. The U.S. dollar remained strong in spite of growth concerns and an easier Fed. We believe the U.S. economy is expected to avert a recession and still boast some of the highest nominal interest rates across the developed world.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a negative impact on the Fund’s performance during the period.

Voya Global Bond Fund	Portfolio Managers’ Report

Current Strategy and Outlook: Explanations of the global industrial slowdown focus most acutely on U.S. trade disputes with China and Europe; however, it is our opinion that the slowdown actually began with China in 2017. The trade dispute, which began in earnest in 2018, only exacerbated the slowing that already was underway. Meanwhile, Europe was not immune from these factors, as exports across the continent have deteriorated.
Within the United States, the divergence between industrial and services activity has now reached extremes last witnessed during the commodity downturn in 2015. Our view has been that strength in U.S. consumption will sustain economic expansion. The key question we face now is: Will a slowdown of industrial activity spill over into services and derail consumers? Our opinion is no.
Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. or Europe in 2020. We believe the proactive steps taken by central banks, the prospect of fiscal support and the potential for self-interest to cap the magnitude of the trade dispute all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses, or ultimately to a recession.
Meanwhile, although interest rates have recovered from their lowest levels, many investors are beginning to take seriously the possibility of negative rates in the United States. We believe the probability of negative rates in the U.S. is low, predicated by the relatively solid economic backdrop and by our expectations that the Fed will continue to cut rates modestly, taking the rate to 1.5%. We think the two-year yield will continue to decline modestly, while the ten-year yield will hover around 1.5%. Holding the 10-year yield below 1.5% would require ongoing stress to the U.S. economy, a scenario we believe is unlikely.
Against this backdrop, our Fund remains positioned with a bias towards the U.S., and specifically the U.S. consumer, as we favor securitized credit over corporate credit. Emerging markets have been tethered to the fortunes (and misfortunes) of U.S.-China trade talks. We expect the growth differential between emerging markets and developing markets (“DM”) to increase in the fourth quarter of 2019 and into 2020 as DM growth continues to soften.

*
Effective March 1, 2019, Sean Banai was added as a portfolio manager to the Fund. Effective on or about August 1, 2019, Mustafa Chowdhury retired and was removed as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Bond Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	5.58%	1.84%	2.32%	—	—
Class C(2)	6.49%	1.60%	1.81%	—	—
Class I	8.57%	2.64%	2.87%	—	—
Class O	8.25%	2.37%	2.59%	—	—
Class P(3)	9.08%	3.00%	3.05%	—	—
Class P3	9.25%	—	—	—	5.26%
Class R	8.01%	2.12%	—	1.66%	—
Class R6(3)	8.58%	2.64%	2.88%	—	—
Class W	8.63%	2.63%	2.84%	—	—
Excluding Sales Charge:
Class A	8.27%	2.36%	2.57%	—	—
Class C	7.49%	1.60%	1.81%	—	—
Class I	8.57%	2.64%	2.87%	—	—
Class O	8.25%	2.37%	2.59%	—	—
Class P(3)	9.08%	3.00%	3.05%	—	—
Class P3	9.25%	—	—	—	5.26%
Class R	8.01%	2.12%	—	1.66%	—
Class R6(3)	8.58%	2.64%	2.88%	—	—
Class W	8.63%	2.63%	2.84%	—	—
BBGA Index	9.54%	2.13%	2.36%	1.61%	—

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on June 29, 2016 and Class R6 incepted on May 31, 2013. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Global Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United States	60.6%
Japan	8.4%
United Kingdom	5.0%
Canada	4.6%
Australia	3.2%
Netherlands	3.1%
Switzerland	2.6%
France	2.1%
Spain	2.0%
Denmark	1.2%
Countries between 0.1% – 1.1%^	6.6%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.12% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) and the MSCI All Country World IndexSM (“MSCI ACWI SM”) which returned 12.69% and 12.59%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI World. Key detractors from relative results included the Fund’s stock-specific exposures and small size bias, which caused most of the Fund’s underperformance for the period, the stock ranking model, which also was a significant detractor, and the Fund’s low-beta profile. On the regional level, stock selection within Europe and North America had the largest negative impact on relative performance. On the sector level, Fund holdings within the consumer discretionary and information technology sectors had the largest negative impact. At the individual stock level, an underweight position in Apple Inc. and overweight positions in Walgreens Boots Alliance Inc. and Altria Group Inc. were among the largest detractors for the period.
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

Microsoft Corp.	3.0%
Johnson & Johnson	1.3%
AT&T, Inc.	1.1%
Roche Holding AG	1.1%
Procter & Gamble Co.	1.1%
Merck & Co., Inc.	1.1%
Royal Dutch Shell PLC - Class A	1.0%
Cisco Systems, Inc.	1.0%
Pfizer, Inc.	1.0%
PepsiCo, Inc.	1.0%
Portfolio holdings are subject to change daily.
By contrast, key contributors for the period included the Fund’s dividend yield and its industry exposures. Stock selection within the Africa/Mideast and Latin American regions contributed modestly to relative returns. On the sector level, stock selection within the energy and financial sectors had the largest positive impact on returns. Key contributors for the period include overweight positions in Total System Services, Inc. and Sekisui House, Ltd. and an out-of-benchmark position in Royal Gold, Inc.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models that seek to identify the most attractive stocks within each sector. The Fund is optimized to achieve its dividend, alpha and volatility objectives.

*
Effective February 1, 2019, Peg DiOrio was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	3.80%	4.46%	5.84%
Class C(2)	8.30%	4.91%	5.67%
Class I	10.41%	5.97%	6.76%
Class W	10.42%	5.97%	6.74%
Excluding Sales Charge:
Class A	10.12%	5.70%	6.47%
Class C	9.30%	4.91%	5.67%
Class I	10.41%	5.97%	6.76%
Class W	10.42%	5.97%	6.74%
MSCI World IndexSM	12.69%	7.58%	9.48%
MSCI All Country World IndexSM	12.59%	7.08%	8.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser.
Effective May 1, 2018, the Fund changed its benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2019 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, Portfolio Manager, of Voya IM — the Sub-Adviser*.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity allocation may drop to approximately 30% and the debt allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.37% compared to the 12.20% return of the S&P Target Risk® Growth Index and the 13.60% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: In our view, our tactical signal, based on fundamentals, continues to indicate a positive outlook and was reflected in the Fund’s positioning, which held target allocations throughout the period. For the fiscal reporting period, the Fund generated positive absolute performance but lagged its benchmark, the S&P Target Risk® Growth Index.
The Fund underperformed the Composite Index as, on average, the Underlying Funds did not match the returns of the sub-indices within the Composite that they represent. In particular, Voya GNMA Income Fund lagged its nearest Composite sub-index, the Bloomberg Barclays US Treasury 20+ Year Index by more than 20%, accounting for almost all of the Fund’s underperformance against the Composite.
Similarly, but to a lesser extent, Voya Intermediate Bond Fund, which invests in a range of US fixed income categories, fell short of its nearest Composite sub-index, the Bloomberg Barclays US Corporate Bond index, as investment grade corporate bonds were among the strongest performers during the period.
Within equities, Voya Corporate Leaders 100® Fund and Voya Multi-Manager International Factors Fund detracted the most against their corresponding Composite sub-indices, respectively the S&P 500® and MSCI EAFE® indices. However this was more than offset by the outperformance of Voya Multi-Manager Emerging Markets Equity Fund, Voya MidCap Opportunities Fund and Voya Small Company Fund against the MSCI Emerging Markets, the S&P MidCap 400® and the S&P SmallCap 600® indices respectively.
Current Outlook and Strategy**: It has to be hard for investors to see relentless negative headlines while the market keeps challenging all-time record highs. ISM manufacturing data are showing weakness, but in our opinion, the consumer is crushing it. The U.S. Federal Reserve Board at the end of last year was expected to raise interest rates as many as four times, and instead has cut rates three times in as many policy meetings — that’s a virtual seven “rate increase” swing. Housing is surging with the help of super low interest rates and consumer wealth is at all-time highs. On the corporate side, we have the lowest taxes in a century, a deregulatory frenzy and a capital-intensive oil boom that we believe will likely get bigger. Yes, storm clouds are indeed gathering, but, in our opinion, do not forget nor discount the “the storm before the calm.”
Irrespective of economic outlook, the Fund’s asset allocations are always subject to it rules-based strategy.

*
Effective October 31, 2019, Karyn Cavanaugh was removed as a portfolio manager to the Fund.

**
Effective on or about January 1, 2020, the Fund will be moving to defensive allocations.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of October 31, 2019, the Index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets IndexSM, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	4.99%	3.13%	4.14%
Class C(2)	9.40%	3.57%	4.29%
Class I	11.58%	4.60%	5.32%
Class R	10.94%	4.07%	4.80%
Class W	11.55%	4.61%	5.34%
Excluding Sales Charge:
Class A	11.37%	4.35%	5.08%
Class C	10.40%	3.57%	4.29%
Class I	11.58%	4.60%	5.32%
Class R	10.94%	4.07%	4.80%
Class W	11.55%	4.61%	5.34%
S&P Target Risk® Growth Index TR	12.20%	6.02%	7.01%
S&P Target Risk® Growth Index Gross	12.48%	6.29%	7.28%
Composite Index	13.60%	6.29%	6.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the indices indicated. An Index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective February 28, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index TR as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross Index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

Japan	24.2%
United Kingdom	11.9%
Canada	7.0%
Australia	6.4%
France	6.2%
Switzerland	5.9%
Italy	5.3%
Germany	4.9%
South Korea	3.0%
Sweden	2.6%
Countries between 0.0% – 2.5%^	19.8%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 30 countries, which each represents 0.0% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian*; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington**.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.77% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned 7.90% and 8.82%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 423 basis points (-4.23%) for the year ended October 31, 2019. Country allocations were largely responsible for underperformance, though stock selection was also negative on balance. The Sleeve benefited from a combination of stock selection and an overweight position in Italian financials and industrials stocks, led by investments in Azimut Group and ASTM. An overweight position to Israeli financial stocks also yielded positive results, driven by holdings in Mizrahi Tefahot and Israel Discount Bank. Meanwhile, stock selection in Canadian materials was primarily responsible for underperformance, as an investment in Canfor Pulp Products proved costly to return. Shares of the paper and pulp products maker declined while facing input supply constraints and a general decline in market conditions for its products. Stock selection in France was also unsuccessful on balance, due to a position in Ubisoft Entertainment.
Top Ten Holdings as of October 31, 2019* (as a percentage of net assets)

Swiss Life Holding AG	1.1%
Tecan Group AG	0.9%
iA Financial Corp., Inc.	0.8%
Vanguard FTSE Developed Markets ETF	0.8%
Thanachart Capital PCL	0.8%
Teleperformance	0.7%
Charter Hall Group	0.7%
Beach Energy Ltd.	0.7%
JD Sports Fashion PLC	0.6%
Infocom Corp.	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 133 basis points (1.33%) for the year ended October 31, 2019. International small-cap equity markets rebounded after a volatile fourth quarter of 2018 as the outlook for a U.S.-China trade deal improved and central banks indicated further monetary stimulus amid weaker economic data. Overall security selection was positive and accounted for the Sleeve’s outperformance. Excess returns were generated in all five regions and eight of the eleven economic sectors. Notable outperformance was generated within the information technology and health care sectors. Japanese precision equipment provider Lasertec advanced after full year results demonstrated in our opinion strong demand for its semiconductor inspection equipment used in cutting-edge lithography. A position in Amplifon boosted performance in the health care sector. The Italian hearing-aid distributor rose after reporting strong earnings supported by the quick and successful integration of a large acquisition the company made last year. The top contributor during the period was JD Sports Fashion. The United Kingdom listed athleisure retailer rose as its JD Sports and Finish Line formats continue to gain market share in their respective markets backed by strong relationships with Nike and Adidas.
On the downside, security selection was weakest in the industrials sector and was most negatively impacted by two holdings. South Korean construction equipment manufacturer Hyundai Construction declined as demand for its excavators in China declined due to, in our opinion, market weakness and local competitors gaining market share. Japanese labor dispatcher UT Group fell as employee utilization was lower than expected due to high exposure to clients in a softening auto industry.
Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 870 basis points (-8.70%) for the year ended October 31, 2019. Security selection and sector allocation, a result of our bottom-up security selection process, both detracted from relative performance during the period. Of note, much of this underperformance came in the fourth quarter of 2018, when we believe a flight to safety took hold of the markets as investors grew increasingly concerned about the prospect of recession globally.
By sector, weak selection within the consumer discretionary and, to a lesser extent, industrials and communication services sectors, detracted most from relative returns. Stronger selection within the health care sector partially offset negative returns. The Sleeve’s underweight allocation to the real estate and information technology sectors detracted. An underweight allocation to the consumer staples and financials sectors, however, contributed positively to returns. From a regional perspective, negative security selection in Europe (primarily the UK and Italy) and developed Asia ex-Japan (primarily Australia) detracted from relative performance while the selection within emerging markets yielded positive relative results.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

The top detractors to relative performance during the period included Maisons du Monde, a France-based home décor and furniture company, and oOh!media, an Australia-based outdoor advertising company. The top relative contributors during the period included Nippon Shinyaku, a Japan-based manufacturer and retailer of pharmaceuticals and foodstuffs, and Ultra Electronics, a UK-based defense contractor.
Current Strategy and Outlook: Acadian Sleeve —  Global markets begin the final quarter of 2019 facing heightened economic and geopolitical uncertainty in many key regions. Although the themes underpinning current risks are nothing new to investors, their persistence and, in some cases, intensification, amplify downside risks. We believe slowing growth is a major concern, acknowledged by efforts of both the Fed and ECB to inject stimulus with rate cuts and bond purchase programs. The Organization for Economic Cooperation and Development, blaming the ongoing trade war, lowered its forecast for 2019 global growth in September to 2.9% from its prior forecast of 3.2%. The trade war remains the primary headwind, and specifically its impact on manufacturing and the knock-on effects felt in consumer spending. Economic indicators have been trending lower in recent months, none more dramatically than the manufacturing data. Purchasing Managers Indexes (“PMIs”) recently fell to 10-year lows in the U.S. in September. Europe’s manufacturing sector is also in contraction, and the effects have been dramatic in emerging economies, which often do not have the robust services component to help buffer weak manufacturing. Overall, softening growth forecasts are not surprising given the lack of progress in resolving global trade friction, simmering geopolitical risk in Europe and Hong Kong, and political uncertainty in the U.S. We retain a view that risks are tilted to the downside and will remain so until world leaders are able to resolve trade differences and subdue political turmoil in key areas.
Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which countries and industries are most attractive.
As of October 31, 2019, the Sleeve is overweight in Israel, Italy, and Hong Kong, and maintains opportunistic exposures to China, Taiwan, and Thailand. The Sleeve is underweight in France, the U.K., and Switzerland. At the sector level, the Sleeve’s emphasis is on information technology, financials, and materials. Meanwhile, the Sleeve is most underweight in industrials, real estate, and consumer discretionary.
Victory Capital Sleeve — While the ongoing global trade war has dampened manufacturing activity in Europe and Asia, we believe healthy labor markets and rising wages have supported strong domestic demand. Global central banks have stated their commitment to supporting economic expansion to help counteract some indications of slowing global growth. There is still no clear timeline for a resolution of the U.S.-China trade dispute, but any positive developments would be a meaningful boost to international equities. We believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.
Wellington Sleeve — We believe the increase in market volatility has provided us with compelling longer-term opportunities. In Japan, we are excited about the demographic shifts and increasing industrial automation to help address productivity issues. Once Japan’s market conditions normalize to a place where fundamentals and valuation matter (in our opinion the Bank of Japan ETF buying program has created short-term market distortion and apathy among foreign investors), we believe stock picking will be rewarded. Additionally, MIFID and the resultant decline in sell side research is, in our view, strongly impacting both the number and quality of analyst coverage, and we feel that having discipline and proprietary research will prove to be a key advantage.
The Sleeve ended the period with largest overweight exposures to the industrials, health care, and consumer discretionary sectors. Conversely, the Sleeve was most underweight the real estate, communication services, and consumer staples sectors at the end of the period. Regionally, the Sleeve ended the period with overweight allocations to Emerging Markets — particularly South Korea — and Japan, and an underweight allocation to Developed Asia ex-Japan and Europe.

*
Effective January 31, 2019, John R. Chisholm and Brian K. Wolahan were removed as portfolio managers to the Sleeve managed by Acadian and Ryan Taliaferro was added as a portfolio manager to the Sleeve.

**
Effective November 15, 2019, Wellington was removed as a sub-adviser to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	-1.25%	3.66%	6.63%	—
Class C(2)	3.06%	4.18%	6.55%	—
Class I	5.10%	5.32%	7.74%	—
Class O	5.02%	5.02%	7.37%	—
Class P3	—	—	—	4.89%
Class W	5.07%	5.23%	7.62%	—
Excluding Sales Charge:
Class A	4.77%	4.90%	7.26%	—
Class C	3.99%	4.18%	6.55%	—
Class I	5.10%	5.32%	7.74%	—
Class O	5.02%	5.02%	7.37%	—
Class P3	—	—	—	4.89%
Class W	5.07%	5.23%	7.62%	—
S&P Developed ex-U.S. Small Cap Index	7.90%	6.60%	7.90%	4.96%
MSCI EAFE® Small Cap Index	8.82%	7.39%	8.12%	6.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Russia Fund

Sector Diversification as of October 31, 2019 (as a percentage of net assets)

Energy	44.3%
Financials	15.4%
Communication Services	9.7%
Materials	9.3%
Information Technology	7.5%
Consumer Staples	4.9%
Utilities	4.2%
Industrials	2.8%
Real Estate	1.2%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov, Portfolio Manager*, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.52% compared to the MSCI Russia 10/40 Index, which returned 28.26%, for the period.
Portfolio Specifics: The Russian equity market witnessed price appreciation during the reporting period. Russian equities outperformed emerging and developed market equity indices due to an improving macroeconomic situation and stable government policies. The Russian economy continued to recover and is close to delivering 2% GDP growth in 2019. A continuation of conservative monetary and fiscal policies was an additional supportive factor for local equity valuations. With headline inflation falling well below the its target rate, the Central Bank of Russia cut interest rates several times this year. Stagnating disposable income and weak household demand will, most probably in our view, continue limiting inflation in the near future. In terms of macroeconomic data, we saw encouraging trends in industrial production, government spending and consumer lending in 2019. In our opinion, these trends potentially could mitigate negative effects of the prolonged stagnation in disposable income growth.
For the reporting period, the Fund outperformed its benchmark, the MSCI Russia 10/40 Index. Performance was due to both stock selection and sector allocation. In particular, the Fund’s underweight allocation to materials and overweight allocation to information technology added the most to performance. By contrast, the Fund’s overweight allocation to industrials proved negative. Stock selection overall contributed to relative results; particularly selection in materials contributed the most to performance. By contrast, the Fund lost the most from stock selection in the communication services sector.
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

Lukoil PJSC ADR	11.4%
Tatneft PJSC	8.0%
Novatek PJSC GDR	7.9%
Sberbank PAO ADR	6.3%
X5 Retail Group N.V. - FIVEL GDR	4.9%
Halyk Savings Bank of Kazakhstan JSC GDR	4.7%
Sberbank of Russia PJSC	4.4%
Yandex NV	4.2%
Inter RAO UES PJSC	4.2%
EPAM Systems, Inc.	4.1%
Portfolio holdings are subject to change daily.
The top three individual stock contributors to performance were the Fund’s long-term overweight position in Tatneft PAO and underweight positions in AK Alrosa PAO and Magnit PAO. During the period, Tatneft, a Russian oil company, strongly benefited from its willingness to share a greater proportion of profits with minority shareholders compared to other Russian oil companies. Our underweight position in Magnit, a Russian retailer, continued to perform well and we believe that the company is still facing a painful operational turnaround. Alrosa, a Russian diamonds producer, witnessed both declining prices and declining global demand for diamonds last year.
The Fund’s underweight position in Gazprom PAO, a state-owned natural gas producer, was the biggest detractor. Gazprom’s share price benefited from the market’s expectations of higher dividend payout in the future. The Fund maintained its long-term underweight position in Gazprom on corporate governance grounds and compensated this underweight by a large overweight position in Gazpromneft PAO, a listed oil subsidiary of Gazprom. In our view, Gazpromneft is a much better run company which could also benefit from any potential improvements in the parent company’s corporate governance standards and its potential willingness to share more profits with minority shareholders. The Fund’s underweight position in Surgutneftegas PAO, a Russian oil company, detracted from relative performance due to market speculations about a potential increase in dividends which, so far, has not materialized. Not owning Polymetal International PLC, a leading Russian gold producer, proved negative as the company strongly benefited from rising gold prices.
The Fund maintained an allocation to cash, which, on balance, detracted from performance during the reporting period.
Current Outlook and Strategy: The outlook for Russian equities is dominated by commodity prices, geopolitical risks and interest rate policies. We maintain a positive view on Russian assets supported by a stronger macroeconomic situation and

Voya Russia Fund	Portfolio Managers’ Report

greater international demand for local assets. Russian assets and currency seemed to decouple from oil price dynamics and we believe held up well in the recent environment of generally weaker commodity prices. In the absence of new sanctions, we see more evidence of economic growth acceleration ahead of us. The inflation outlook remains encouraging, in our opinion, and we expect the Central Bank of Russia to deliver additional interest rate cuts in the near future to kick start the Russian economy.
With a lower sensitivity to global trade jitters compared with other large emerging markets, we believe Russian assets could continue outperforming broader emerging markets in the absence of a trade deal. A greater willingness of Russian companies to share profits with minority investors in the form of higher dividends or share buy-backs is another reason for our constructive outlook on Russian equities. Russia already offers investors the highest dividend yield among all emerging markets. With the growing share of corporate profits versus declining share of wages we believe that, most probably, the recent trend of rising corporate earnings will support our call for even higher distributions to minority shareholders in the future.
We continue to believe that future growth in Russia is going to be increasingly driven by domestic themes around fixed asset investments and supported by fiscal policies favoring higher investment rates over growing consumption. In our view, contrary to many other developed and emerging nations, the Russian economy in some respects is moving in counter-phase to global trends, with domestic policies promoting trade liberalization and conservative accumulation of fiscal buffers.
Our main concern remains external factors, which include deteriorating global economic growth prospects and other geopolitical factors including the threat of additional sanctions. Geopolitical uncertainty presents, we believe, another risk to future growth, especially related to foreign investment and technology transfer. We do not expect any structural changes or removal of sanctions in the foreseeable future.

*
Effective November 1, 2018, Ivo Luiten was removed as a portfolio manager of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	22.08%	8.07%	3.44%
Class I	29.89%	9.59%	4.28%
Class W(2)	29.80%	9.65%	4.26%
Excluding Sales Charge:
Class A	29.52%	9.36%	4.05%
Class I	29.89%	9.59%	4.28%
Class W(2)	29.80%	9.65%	4.26%
MSCI Russia 10/40 Index	28.26%	10.11%	4.71%
RTS Index	35.22%	10.89%	4.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(2)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective February 28, 2019, the Fund changed its benchmark from RTS to the MSCI Russia 10/40 Index because the MSCI Russia 10/40 Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,057.70	1.14%	$5.91	$1,000.00	$1,019.46	1.14%	$5.80
Class C	1,000.00	1,054.50	1.89	9.79	1,000.00	1,015.68	1.89	9.60
Class I	1,000.00	1,058.70	0.84	4.36	1,000.00	1,020.97	0.84	4.28
Class W	1,000.00	1,058.80	0.89	4.62	1,000.00	1,020.72	0.89	4.53
Voya Global Bond Fund
Class A	$1,000.00	$1,051.20	0.90%	$4.65	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	1,048.50	1.65	8.52	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	1,052.70	0.65	3.36	1,000.00	1,021.93	0.65	3.31
Class O	1,000.00	1,051.90	0.90	4.65	1,000.00	1,020.67	0.90	4.58
Class P	1,000.00	1,056.20	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,057.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	1,050.40	1.15	5.94	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	1,052.70	0.65	3.36	1,000.00	1,021.93	0.65	3.31
Class W	1,000.00	1,053.70	0.65	3.36	1,000.00	1,021.93	0.65	3.31
Voya Global Equity Fund
Class A	$1,000.00	$1,028.80	0.85%	$4.35	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,024.50	1.60	8.16	1,000.00	1,017.14	1.60	8.13
Class I	1,000.00	1,030.00	0.60	3.07	1,000.00	1,022.18	0.60	3.06
Class W	1,000.00	1,030.10	0.60	3.07	1,000.00	1,022.18	0.60	3.06
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,031.60	0.53%	$2.71	$1,000.00	$1,022.53	0.53%	$2.70
Class C	1,000.00	1,027.40	1.28	6.54	1,000.00	1,018.75	1.28	6.51
Class I	1,000.00	1,033.30	0.28	1.44	1,000.00	1,023.79	0.28	1.43
Class R	1,000.00	1,029.90	0.78	3.99	1,000.00	1,021.27	0.78	3.97
Class W	1,000.00	1,033.30	0.28	1.44	1,000.00	1,023.79	0.28	1.43

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,006.00	1.54%	$7.79	$1,000.00	$1,017.44	1.54%	$7.83
Class C	1,000.00	1,002.30	2.29	11.56	1,000.00	1,013.66	2.29	11.62
Class I	1,000.00	1,007.60	1.21	6.12	1,000.00	1,019.11	1.21	6.16
Class O	1,000.00	1,007.20	1.54	7.79	1,000.00	1,017.44	1.54	7.83
Class P3	1,000.00	1,013.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class W	1,000.00	1,007.30	1.29	6.53	1,000.00	1,018.70	1.29	6.56
Voya Russia Fund
Class A	$1,000.00	$1,128.60	2.00%	$10.73	$1,000.00	$1,015.12	2.00%	$10.16
Class I	1,000.00	1,130.60	1.70	9.13	1,000.00	1,016.64	1.70	8.64
Class W	1,000.00	1,130.00	1.75	9.40	1,000.00	1,016.38	1.75	8.89

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios or portfolios of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31,2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$294,712,994	$238,405,546	$—
Investments in affiliated underlying funds at fair value**	18,465,301	—	—	58,314,321
Investments in unaffiliated underlying funds at fair value***	—	—	—	6,283,024
Short-term investments at fair value****	182,000	9,221,016	2,039,783	—
Cash	749	15,110	81,117	142,087
Cash collateral for futures	—	1,022,017	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	2,680,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	80,000	—	—
Foreign currencies at value*****	—	68,857	31,605	—
Receivables:
Investment securities sold	—	405,959	—	—
Investments in affiliated underlying funds sold	—	—	—	34,479
Investment securities sold on a delayed-delivery or when-issued basis	—	7,561,592	—	—
Fund shares sold	—	290,403	31,473	124,800
Dividends	304	3,032	489,974	—
Interest	—	2,286,184	—	—
Foreign tax reclaims	—	5,587	315,551	—
Unrealized appreciation on forward foreign currency contracts	81	1,074,441	—	—
Unrealized appreciation on forward premium swaptions	—	52,393	—	—
Prepaid expenses	37,462	42,296	17,363	15,792
Reimbursement due from manager	12,430	20,179	29,010	1,897
Other assets	364	16,533	66,367	1,232
Total assets	18,698,691	319,558,593	241,507,789	64,917,632
LIABILITIES:
Income distribution payable	—	14,869	—	—
Payable for investments in affiliated underlying funds purchased	—	—	—	70,757
Payable for investments in unaffiliated underlying funds purchased	—	—	—	38,212
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	18,490,761	—	—
Payable for fund shares redeemed	17,943	213,227	207,616	41,694
Payable for foreign cash collateral for futures******	—	4,506	—	—
Payable upon receipt of securities loaned	—	504,205	1,922,783	—
Unrealized depreciation on forward foreign currency contracts	123	989,595	—	—
Unrealized depreciation on OTC swap agreements	—	24,947	—	—
Variation margin payable on centrally cleared swaps	—	116,951	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	310,000	—	—
Payable for investment management fees	12,647	133,858	100,396	12,487
Payable for distribution and shareholder service fees	$119	$17,528	$63,755	$16,899
Payable to trustees under the deferred compensation plan (Note 7)	364	16,533	66,367	1,232
Payable for trustee fees	89	1,339	1,207	279
Other accrued expenses and liabilities	23,121	210,371	407,689	31,165
Written options, at fair value^	—	255,297	—	—
Total liabilities	54,406	21,303,987	2,769,813	212,725
NET ASSETS	$18,644,285	$298,254,606	$238,737,976	$64,704,907
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,827,953	$290,729,024	$279,826,528	$61,655,929
Total distributable earnings (loss)	816,332	7,525,582	(41,088,552)	3,048,978
NET ASSETS	$18,644,285	$298,254,606	$238,737,976	$64,704,907
+ Including securities loaned at value	$—	$491,793	$1,844,086	$—
* Cost of investments in securities	$—	$284,489,665	$226,746,941	$—
** Cost of investments in affiliated underlying funds	$18,117,264	$—	$—	$57,176,407
*** Cost of investments in unaffiliated underlying funds	$—	$—	$—	$5,738,776
**** Cost of short-term investments	$182,000	$9,220,465	$2,039,783	$—
***** Cost of foreign currencies	$—	$68,672	$30,638	$—
****** Cost of payable for foreign cash collateral for futures	$—	$4,506	$—	$—
^ Premiums received on written options	$—	$450,743	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019 (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
Class A
Net assets	$417,343	$33,185,715	$170,817,322	$12,657,121
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	42,959	3,405,987	4,705,711	1,106,858
Net asset value and redemption price per share†	$9.71	$9.74	$36.30	$11.44
Maximum offering price per share (5.75%)(1)	$9.96(2)	$9.99(2)	$38.51	$12.14
Class C
Net assets	$34,791	$9,171,500	$33,040,876	$4,564,063
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,671	946,859	978,335	405,609
Net asset value and redemption price per share†	$9.48	$9.69	$33.77	$11.25
Class I
Net assets	$18,161,880	$55,249,504	$32,356,906	$3,628,053
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,863,919	5,699,853	883,451	316,364
Net asset value and redemption price per share	$9.74	$9.69	$36.63	$11.47
Class O
Net assets	n/a	$2,765	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	290	n/a	n/a
Net asset value and redemption price per share	n/a	$9.53	n/a	n/a
Class P
Net assets	n/a	$117,939	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	12,086	n/a	n/a
Net asset value and redemption price per share	n/a	$9.76	n/a	n/a
Class P3
Net assets	n/a	$1,530,292	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	157,443	n/a	n/a
Net asset value and redemption price per share	n/a	$9.72	n/a	n/a
Class R
Net assets	n/a	$6,312,607	n/a	$24,977,772
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	648,823	n/a	2,195,895
Net asset value and redemption price per share	n/a	$9.73	n/a	$11.37
Class R6
Net assets	n/a	$114,681,931	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	11,798,477	n/a	n/a
Net asset value and redemption price per share	n/a	$9.72	n/a	n/a
Class W
Net assets	$30,271	$78,002,353	$2,522,872	$18,877,898
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,113	8,185,170	68,934	1,643,372
Net asset value and redemption price per share	$9.72	$9.53	$36.60	$11.49

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$155,421,526	$86,675,487
Short-term investments at fair value**	5,506,978	1,318,550
Foreign currencies at value***	258,503	59,930
Receivables:
Investment securities sold	—	226,620
Investment securities and currencies sold	1,889,672	—
Fund shares sold	90,239	4,014
Dividends	352,538	460,225
Foreign tax reclaims	185,349	—
Prepaid expenses	29,662	17,719
Reimbursement due from manager	6,668	—
Other assets	16,500	12,228
Total assets	163,757,635	88,774,773
LIABILITIES:
Payable for investment securities purchased	—	937,822
Payable for investment securities and currencies purchased	2,456,948	—
Payable for fund shares redeemed	356,336	135,512
Payable upon receipt of securities loaned	1,928,802	—
Unrealized depreciation on forward foreign currency contracts	28	—
Payable for investment management fees	140,504	98,037
Payable for distribution and shareholder service fees	16,076	17,365
Payable to trustees under the deferred compensation plan (Note 7)	16,500	12,228
Payable for trustee fees	813	400
Other accrued expenses and liabilities	319,879	265,701
Total liabilities	5,235,886	1,467,065
NET ASSETS	$158,521,749	$87,307,708
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$152,030,401	$50,403,455
Total distributable earnings	6,491,348	36,904,253
NET ASSETS	$158,521,749	$87,307,708
+ Including securities loaned at value	$1,601,567	$—
* Cost of investments in securities	$143,420,743	$55,594,550
** Cost of short-term investments	$5,506,978	$1,318,550
*** Cost of foreign currencies	$258,153	$60,125
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019 (continued)

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$46,447,561	$83,472,895
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	899,980	2,227,429
Net asset value and redemption price per share†	$51.61	$37.47
Maximum offering price per share (5.75%) (1)	$54.76	$39.76
Class C
Net assets	$7,574,780	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	159,567	n/a
Net asset value and redemption price per share	$47.47	n/a
Class I
Net assets	$72,770,913	$3,551,169
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,414,557	94,310
Net asset value and redemption price per share	$51.44	$37.65
Class O
Net assets	$1,562	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	30	n/a
Net asset value and redemption price per share	$51.76	n/a
Class P3
Net assets	$3,147	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	61	n/a
Net asset value and redemption price per share	$51.86	n/a
Class W
Net assets	$31,723,786	$283,644
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	500,369	7,556
Net asset value and redemption price per share	$63.40	$37.54

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2019

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,663	$213,297	$8,606,454
Interest, net of foreign taxes withheld*	—	9,333,893	—
Dividends from affiliated underlying funds	726,773	—	—
Securities lending income, net	—	11,421	13,380
Total investment income	730,436	9,558,611	8,619,834
EXPENSES:
Investment management fees	142,688	1,338,922	1,206,633
Distribution and shareholder service fees:
Class A	741	87,546	414,260
Class C	326	107,871	417,972
Class O	—	7	—
Class R	—	31,845	—
Transfer agent fees:
Class A	341	48,012	271,255
Class C	38	14,788	68,590
Class I	17,582	25,054	24,796
Class O	—	3	—
Class P	—	68	—
Class P3	—	26	—
Class R	—	8,732	—
Class R6	—	364	—
Class W	30	99,191	3,947
Shareholder reporting expense	730	47,415	36,216
Registration fees	75,646	149,350	61,657
Professional fees	15,695	84,915	76,904
Custody and accounting expense	13,850	114,056	67,883
Trustee fees	713	10,711	9,653
Miscellaneous expense	8,755	20,830	28,201
Interest expense	238	2,257	1,491
Total expenses	277,373	2,191,963	2,689,458
Waived and reimbursed fees	(125,649)	(225,052)	(402,877)
Net expenses	151,724	1,966,911	2,286,581
Net investment income	578,712	7,591,700	6,333,253
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Colombian capital gains tax withheld^)	88,551	1,823,566	(4,960,299)
Sale of affiliated underlying funds	(64,829)	—	—
Forward foreign currency contracts	(2,879)	(2,967,853)	—
Foreign currency related transactions	—	44,375	3,202
Futures	—	3,983,711	—
Swaps	—	162,273	—
Written options	—	(604,789)	—
Net realized gain (loss)	20,843	2,441,283	(4,957,097)
Net change in unrealized appreciation (depreciation) on:
Investments	—	14,701,695	21,597,291
Affiliated underlying funds	1,617,178	—	—
Forward foreign currency contracts	(6,922)	1,395,779	—
Foreign currency related transactions	—	133,973	9,502
Futures	—	(309,132)	—
Swaps	—	(4,495,187)	—
Written options	—	811,500	—
Net change in unrealized appreciation (depreciation)	1,610,256	12,238,628	21,606,793
Net realized and unrealized gain	1,631,099	14,679,911	16,649,696
Increase in net assets resulting from operations	$2,209,811	$22,271,611	$22,982,949
* Foreign taxes withheld	$—	$17,371	$379,304
^ Foreign taxes on sale of Colombian investments	$—	$7,494	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2019

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$4,195,696	$5,206,990
Dividends from affiliated underlying funds	1,239,551	—	—
Dividends from unaffiliated underlying funds	166,895	—	—
Securities lending income, net	—	67,571	247
Total investment income	1,406,446	4,263,267	5,207,237
EXPENSES:
Investment management fees	120,464	1,787,308	1,079,219
Distribution and shareholder service fees:
Class A	20,645	122,878	192,808
Class C	48,983	83,848	—
Class O	—	4	—
Class R	124,276	—	—
Transfer agent fees:
Class A	3,609	54,623	148,277
Class C	2,140	9,319	—
Class I	1,525	45,692	3,336
Class O	—	2	—
Class P3	—	22	—
Class R	10,861	—	—
Class W	6,550	34,090	623
Shareholder reporting expense	6,205	16,506	9,630
Registration fees	79,910	108,856	49,004
Professional fees	23,877	73,932	27,775
Custody and accounting expense	11,245	250,492	80,036
Trustee fees	2,233	6,499	3,198
Miscellaneous expense	12,340	19,009	8,501
Interest expense	—	2,611	90
Total expenses	474,863	2,615,691	1,602,497
Waived and reimbursed fees	(123,441)	(366,136)	(10,152)
Brokerage commission recapture	—	(1,618)	—
Net expenses	351,422	2,247,937	1,592,345
Net investment income	1,055,024	2,015,330	3,614,892
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	(6,004,667)	7,036,311
Sale of affiliated underlying funds	(714,818)	—	—
Capital gain distributions from affiliated underlying funds	2,688,519	—	—
Forward foreign currency contracts	—	(10,772)	—
Foreign currency related transactions	—	(42,411)	3,505
Net realized gain (loss)	1,973,701	(6,057,850)	7,039,816
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	—	11,213,906	9,841,762
Affiliated underlying funds	2,337,331	—	—
Unaffiliated underlying funds	544,248	—	—
Forward foreign currency contracts	—	(352)	—
Foreign currency related transactions	—	15,747	(3,937)
Net change in unrealized appreciation (depreciation)	2,881,579	11,229,301	9,837,825
Net realized and unrealized gain	4,855,280	5,171,451	16,877,641
Increase in net assets resulting from operations	$5,910,304	$7,186,781	$20,492,533
* Foreign taxes withheld	$—	$466,425	$562,886
^ Foreign taxes on sale of Indian investments	$—	$749	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$578,712	$644,719	$7,591,700	$8,286,469
Net realized gain (loss)	20,843	249,397	2,441,283	(3,237,876)
Net change in unrealized appreciation (depreciation)	1,610,256	(1,794,016)	12,238,628	(8,347,437)
Increase (decrease) in net assets resulting from operations	2,209,811	(899,900)	22,271,611	(3,298,844)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(8,024)	(4,600)	(1,360,588)	(645,646)
Class C	(1,179)	(511)	(340,836)	(172,116)
Class I	(752,580)	(705,665)	(2,001,389)	(1,023,476)
Class O	—	—	(102)	(41,223)
Class P	—	—	(5,175)	(2,779)
Class P3	—	—	(61,645)	(7,098)
Class R	—	—	(224,546)	(104,728)
Class R6	—	—	(3,815,574)	(1,579,780)
Class W	(960)	(800)	(2,895,980)	(1,385,326)
Return of capital:
Class A	—	—	(184,721)	(967,529)
Class C	—	—	(54,922)	(369,808)
Class I	—	—	(275,161)	(1,122,573)
Class O	—	—	(14)	(49,688)
Class P	—	—	(595)	(2,606)
Class P3	—	—	(7,372)	(10,644)
Class R	—	—	(33,679)	(163,828)
Class R6	—	—	(536,905)	(1,897,884)
Class W	—	—	(393,903)	(1,781,595)
Total distributions	(762,743)	(711,576)	(12,193,107)	(11,328,327)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,190,894	3,703,339	122,465,260	103,688,492
Reinvestment of distributions	762,743	711,576	12,007,841	10,837,235
	2,953,637	4,414,915	134,473,101	114,525,727
Cost of shares redeemed	(3,451,985)	(7,875,091)	(74,266,499)	(128,836,863)
Net increase (decrease) in net assets resulting from capital share transactions	(498,348)	(3,460,176)	60,206,602	(14,311,136)
Net increase (decrease) in net assets	948,720	(5,071,652)	70,285,106	(28,938,307)
NET ASSETS:
Beginning of year or period	17,695,565	22,767,217	227,969,500	256,907,807
End of year or period	$18,644,285	$17,695,565	$298,254,606	$227,969,500
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Fund		Voya Global Perspectives® Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$6,333,253	$4,761,151	$1,055,024	$946,276
Net realized gain (loss)	(4,957,097)	58,045,943	1,973,701	2,414,744
Net change in unrealized appreciation (depreciation)	21,606,793	(65,280,301)	2,881,579	(5,244,711)
Increase (decrease) in net assets resulting from operations	22,982,949	(2,473,207)	5,910,304	(1,883,691)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,973,790)	(6,733,823)	(456,040)	(299,966)
Class C	(975,609)	(1,397,184)	(313,859)	(180,015)
Class I	(1,032,528)	(1,356,745)	(194,728)	(84,281)
Class R	—	—	(1,585,292)	(856,509)
Class W	(79,888)	(126,473)	(823,217)	(198,534)
Total distributions	(7,061,815)	(9,614,225)	(3,373,136)	(1,619,305)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,349,443	12,280,561	20,734,555	18,473,657
Reinvestment of distributions	5,927,892	7,939,114	3,372,928	1,596,862
	35,277,335	20,219,675	24,107,483	20,070,519
Cost of shares redeemed	(56,429,685)	(49,760,505)	(13,933,415)	(9,251,079)
Net increase (decrease) in net assets resulting from capital share transactions	(21,152,350)	(29,540,830)	10,174,068	10,819,440
Net increase (decrease) in net assets	(5,231,216)	(41,628,262)	12,711,236	7,316,444
NET ASSETS:
Beginning of year or period	243,969,192	285,597,454	51,993,671	44,677,227
End of year or period	$238,737,976	$243,969,192	$64,704,907	$51,993,671
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$2,015,330	$1,837,786	$3,614,892	$2,259,531
Net realized gain (loss)	(6,057,850)	14,862,935	7,039,816	6,170,964
Net change in unrealized appreciation (depreciation)	11,229,301	(39,611,541)	9,837,825	(4,559,096)
Increase (decrease) in net assets resulting from operations	7,186,781	(22,910,820)	20,492,533	3,871,399
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(5,080,965)	(562,656)	(1,827,663)	(2,141,437)
Class C	(928,465)	(15,607)	—	—
Class I	(8,228,109)	(1,040,110)	(78,896)	(191,534)
Class O	(129)	(30,252)	—	—
Class W	(2,481,272)	(607,003)	(9,934)	(15,063)
Total distributions	(16,718,940)	(2,255,628)	(1,916,493)	(2,348,034)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,438,290	55,344,688	4,510,683	3,481,426
Reinvestment of distributions	14,006,679	2,039,974	1,765,885	2,136,038
	31,444,969	57,384,662	6,276,568	5,617,464
Redemption fee proceeds (Note 4)	—	—	26,247	71,554
Cost of shares redeemed	(38,136,955)	(71,182,894)	(13,736,605)	(17,887,773)
Net decrease in net assets resulting from capital share transactions	(6,691,986)	(13,798,232)	(7,433,790)	(12,198,755)
Net increase (decrease) in net assets	(16,224,145)	(38,964,680)	11,142,250	(10,675,390)
NET ASSETS:
Beginning of year or period	174,745,894	213,710,574	76,165,458	86,840,848
End of year or period	$158,521,749	$174,745,894	$87,307,708	$76,165,458
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-19	8.96	0.28•	0.83	1.11	0.26	0.10	—	0.36	—	9.71	12.87	1.82	1.14	1.14	2.96	417	73
10-31-18	9.72	0.27•	(0.74)	(0.47)	0.29	—	—	0.29	—	8.96	(5.01)	1.92	1.14	1.14	2.95	197	50
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
Class C
10-31-19	8.78	0.20•	0.83	1.03	0.23	0.10	—	0.33	—	9.48	12.14	2.57	1.89	1.89	2.21	35	73
10-31-18	9.54	0.19	(0.74)	(0.55)	0.21	—	—	0.21	—	8.78	(5.95)	2.67	1.89	1.89	2.19	24	50
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
Class I
10-31-19	9.00	0.31	0.83	1.14	0.30	0.10	—	0.40	—	9.74	13.17	1.55	0.84	0.84	3.25	18,162	73
10-31-18	9.76	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	9.00	(4.88)	1.46	0.84	0.84	3.22	17,453	50
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
Class W
10-31-19	8.98	0.29	0.85	1.14	0.30	0.10	—	0.40	—	9.72	13.15	1.57	0.89	0.89	3.20	30	73
10-31-18	9.74	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	8.98	(4.91)	1.67	0.89	0.89	3.18	22	50
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
Voya Global Bond Fund
Class A
10-31-19	9.40	0.25	0.51	0.76	0.37	—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
Class C
10-31-19	9.35	0.19•	0.50	0.69	0.30	—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
Class I
10-31-19	9.35	0.29	0.49	0.78	0.39	—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class O
10-31-19	9.20	0.25	0.49	0.74	0.36	—	0.05	0.41	—	9.53	8.25	1.05	0.90	0.90	2.68	3	247
10-31-18	9.72	0.30•	(0.41)	(0.11)	0.17	—	0.24	0.41	—	9.20	(1.23)	1.05	0.91	0.91	3.11	3	105
10-31-17	9.67	0.28	0.22	0.50	0.34	—	0.11	0.45	—	9.72	5.32	1.02	0.90	0.90	2.92	2,331	153
10-31-16	9.55	0.21	0.33	0.54	0.18	0.07	0.17	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
Class P
10-31-19	9.42	0.33	0.50	0.83	0.44	—	0.05	0.49	—	9.76	9.08	0.72	0.15	0.15	3.43	118	247
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class P3
10-31-19	9.38	0.35	0.50	0.85	0.46	—	0.05	0.51	—	9.72	9.25	0.66	0.00*	0.00*	3.57	1,530	247
06-01-18(5) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
10-31-19	9.38	0.23	0.51	0.74	0.34	—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
Class R6
10-31-19	9.38	0.28•	0.51	0.79	0.40	—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
Class W
10-31-19	9.18	0.28	0.50	0.78	0.38	—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
Voya Global Equity Fund
Class A
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
Class C
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Fund (continued)
Class I
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
Class W
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
Voya Global Perspectives® Fund(4)
Class A
10-31-19	11.04	0.21•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
Class C
10-31-19	10.87	0.14•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
Class I
10-31-19	11.08	0.27	0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
Class R
10-31-19	10.99	0.20	0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
Class W
10-31-19	11.10	0.24•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund
Class A
10-31-19	55.06	0.55	1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(b)	1.75	1.71	1.71	0.39	67,201	95
Class C
10-31-19	50.97	0.14•	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(b)	2.40	2.36	2.36	(0.25)	18,054	95
Class I
10-31-19	54.99	0.75	1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(b)	1.31	1.25	1.25	0.84	110,360	95
Class O
10-31-19	54.35	0.54•	1.57	2.11	0.01	4.69	—	4.70	—	51.76	5.02	1.76	1.54	1.54	1.09	2	57
10-31-18	62.26	0.50•	(7.76)	(7.26)	0.65	—	—	0.65	—	54.35	(11.78)	1.75	1.55	1.55	0.79	2	46
10-31-17	47.97	0.39	14.23	14.62	0.33	—	—	0.33	—	62.26	30.69	1.74	1.55	1.55	0.70	2,875	50
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(b)	1.65	1.61	1.61	0.49	2,783	95
Class P3
02-28-19(5) - 10-31-19	49.44	1.09•	1.33	2.42	—	—	—	—	—	51.86	4.89	2.44	0.00*	0.00*	3.24	3	57
Class W
10-31-19	66.30	0.87	1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(b)	1.40	1.36	1.36	0.77	49,382	95
Voya Russia Fund
Class A
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
Class I
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class W
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global Equity Fund would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager International Small Cap Fund would have been 4.72%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, C, I, O and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Bond and Multi-Manager International Small Cap were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2019, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $81 and $1,335,512, respectively, which represents the gross payments to be received on open OTC purchased options and forward premium swaptions (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2019. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $310,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at October 31, 2019.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $123, $1,269,839 and $28, respectively, on forward foreign currency contracts, volatility swaps (Global Bond only) and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2019, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of October 31, 2019, Global Bond had pledged $80,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at October 31, 2019 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$55,311	$190,090
Global Bond	208,091,661	102,162,438
Multi-Manager International Small Cap	181,435	73,971
Please refer to the tables within the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at October 31, 2019.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2019, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2019, Global Bond had an average notional value of  $79,434,311 and $42,984,903 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at October 31, 2019.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2019, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional value of $114,235,870 and $322,802,386 on purchased and written

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate swaptions, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at October 31, 2019.
During the year ended October 31, 2019, Global Bond had purchased and written interest rate caps and floors to gain exposure to interest rates and to generate income. Global Bond had an average notional value of  $1,052,650,000 and $1,052,600,000 on purchased and written interest rate caps and floors, respectively. There were no open purchased interest rate caps and written interest rate floors at October 31, 2019.
During the year ended October 31, 2019, Global Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Global bond had an average notional value of  $51,772,900 on purchased forward premium swaptions. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at October 31, 2019.
During the year ended October 31, 2019, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional value of $19,000,000 and $11,400,000 on purchased and written foreign currency options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at October 31, 2019.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2019, Global Bond bought credit protection on credit default swap indices (“CDX”) with a notional amount of  $20,497,492 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at October 31, 2019.
For the year ended October 31, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $20,634,700 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables within the Portfolio of Investments for open credit default swaps to sell protection at October 31, 2019.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2019, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $572,164,251.
For the year ended October 31, 2019, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $415,015,205.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2019.
At October 31, 2019, Global Bond had pledged $2,680,000 for open centrally cleared swaps.
Volatility Swaps. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended October 31, 2019, Global Bond had an average notional amount of  $30,000 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at October 31, 2019.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global Equity, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2019, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$12,775,850	$13,431,629
Global Bond	131,931,345	86,516,124
Global Equity	185,153,318	206,106,454
Global Perspectives®	27,715,897	19,990,960
Multi-Manager International Small Cap	91,991,931	112,847,165
Russia	27,912,067	31,157,043
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$552,088,946	$500,362,671
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2019 and the year ended October 31, 2018 were $26,247 and $71,554, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond(1)	0.50%
Global Equity	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Multi-Manager International Small Cap(2)	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Effective March 1, 2019, the Investment Adviser has contractually agreed to waive 0.036% of the management fee for Multi-Manager International Small Cap. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. This waiver replaces the management fee waiver in connection with the sub-advisory fee reduction.

Prior to March 1, 2019, the Investment Adviser had contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver was calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended February 28, 2019, the Investment Adviser waived $24,941 in management fees for the Fund based on the sub-advisory fee reduction. Effective March 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee based on the sub-advisory fee reduction. The termination of this obligation was approved by the Board and replaced with a contractual management fee waiver.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A	N/A
Global Bond	0.25%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	N/A	N/A
Global Perspectives®	0.25%	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2019, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$17	$—
Global Bond	1,052	—
Global Equity	1,935	—
Global Perspectives®	2,992	—
Multi-Manager International Small Cap	648	—
Russia	2,072	—
Contingent Deferred Sales Charges:
Global Bond	$—	$61
Global Equity	382	—
Global Perspectives®	1,359	397
Multi-Manager International Small Cap	329	23

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	14.27%
Voya Institutional Trust Company	Global Bond	5.52
	Global Perspectives®	50.64
	Multi-Manager International Small Cap	7.19
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	55.80
Voya Solution 2025 Portfolio	Global Bond	8.01
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Diversified Emerging Markets debt	Audit Fee	$9,019
	Miscellaneous Fee	2,995
	Transfer Agent	8,412
Global Equity	Transfer Agent	245,053
Global Perspectives®	Audit Fee	13,470
Russia	Transfer Agent	155,586
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.90%	0.15%	0.00%	1.15%	0.65%	0.65%
Global Equity	0.85%	1.60%	0.60%	N/A	N/A	N/A	N/A	N/A	0.60%
Global Perspectives® (1)	1.23%	1.98%	0.98%	N/A	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	1.85%	N/A	0.00%	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2020, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class W
Multi-Manager International Small Cap(1)	1.58%	2.33%	1.25%	1.58%	1.33%
Russia(1)	2.00%	N/A	1.75%	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2020	2021	2022	Total
Diversified Emerging Markets Debt	$113,773	$123,603	$120,548	$357,924
Global Bond	—	20,357	26,968	47,325
Global Equity	316,817	344,066	222,887	883,770
Global Perspectives®	111,420	127,660	122,683	361,763
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2019, are as follows:
	October 31,
	2020	2021	2022	Total
Diversified Emerging Markets Debt
Class A	$—	$452	$—	$452
Class C	84	40	—	124
Class I	—	—	4,955	4,955
Class W	73	35	—	108
Global Bond
Class A	$44,643	$52,006	$47,872	$144,521
Class C	22,091	21,161	14,746	57,998
Class I	17,317	24,159	24,862	66,338
Class O	2,773	2,908	4	5,685
Class R	7,423	9,159	8,707	25,289
Class W	79,571	95,946	98,907	274,424
Class P	—	—	10	10
Class P3	—	—	22	22
	October 31,
	2020	2021	2022	Total
Global Equity
Class A	$273,101	$136,943	$140,473	$550,517
Class C	107,207	42,867	35,600	185,674
Class W	5,374	2,565	2,046	9,985
Global Perspectives®
Class I	$104	$280	$289	$673
The expense limitation agreements are contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	1	$693,000	3.40%
Global Equity	8	1,512,625	3.35
Multi-Manager International Small Cap	10	2,561,300	3.36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
10/31/2019	42,141	—	919	(22,091)	—	20,969	396,310	—	8,024	—	(209,195)	—	195,139
10/31/2018	143,257	—	480	(134,869)	—	8,868	1,377,056	—	4,600	—	(1,224,275)	—	157,381
Class C
10/31/2019	1,201	—	137	(385)	—	953	10,583	—	1,179	—	(3,402)	—	8,360
10/31/2018	204	—	54	—	—	258	1,881	—	512	—	—	—	2,393
Class I
10/31/2019	191,601	—	86,108	(353,954)	—	(76,245)	1,769,001	—	752,580	—	(3,229,461)	—	(707,880)
10/31/2018	243,440	—	73,430	(692,221)	—	(375,351)	2,314,314	—	705,664	—	(6,642,621)	—	(3,622,643)
Class W
10/31/2019	1,607	—	110	(1,030)	—	687	15,000	—	960	—	(9,927)	—	6,033
10/31/2018	1,068	—	83	(869)	—	282	10,088	—	800	—	(8,195)	—	2,693
Global Bond
Class A
10/31/2019	807,489	—	150,181	(1,060,460)	—	(102,790)	7,698,932	—	1,439,761	—	(10,190,961)	—	(1,052,268)
10/31/2018	2,904,268	—	149,683	(2,823,449)	—	230,502	29,115,203	—	1,470,623	—	(27,679,043)	—	2,906,783
Class C
10/31/2019	62,200	—	35,368	(496,411)	—	(398,843)	583,270	—	336,612	—	(4,715,349)	—	(3,795,467)
10/31/2018	154,212	—	46,621	(577,754)	—	(376,921)	1,536,481	—	456,635	—	(5,639,631)	—	(3,646,515)
Class I
10/31/2019	3,445,211	—	236,468	(1,730,737)	—	1,950,942	32,791,737	—	2,259,263	—	(16,425,852)	—	18,625,148
10/31/2018	2,583,185	—	205,204	(4,400,208)	—	(1,611,819)	25,492,407	—	2,011,761	—	(43,011,981)	—	(15,507,813)
Class O
10/31/2019	3	—	12	—	—	15	27	—	116	—	—	—	143
10/31/2018	27,421	—	12	(267,088)	—	(239,655)	266,107	—	110	—	(2,497,077)	—	(2,230,860)
Class P
10/31/2019	252	—	601	(49)	—	804	2,422	—	5,770	—	(469)	—	7,723
10/31/2018	560	—	547	(306)	—	801	5,474	—	5,385	—	(3,082)	—	7,777
Class P3
10/31/2019	114,038	—	7,203	(61,440)	—	59,801	1,082,854	—	69,018	—	(585,718)	—	566,154
6/1/2018(1) - 10/31/2018	107,365	—	1,859	(11,582)	—	97,642	1,040,368	—	17,742	—	(110,920)	—	947,190
Class R
10/31/2019	49,847	—	26,642	(95,541)	—	(19,052)	471,181	—	254,870	—	(913,200)	—	(187,149)
10/31/2018	128,595	—	27,044	(152,944)	—	2,695	1,273,938	—	265,355	—	(1,500,442)	—	38,851
Class R6
10/31/2019	6,197,328	—	453,619	(2,281,059)	—	4,369,888	58,493,600	—	4,352,484	—	(21,776,707)	—	41,069,377
10/31/2018	2,142,818	—	354,274	(3,019,898)	—	(522,806)	21,486,369	—	3,477,389	—	(29,665,881)	—	(4,702,123)
Class W
10/31/2019	2,283,664	—	351,014	(2,109,974)	—	524,704	21,341,237	—	3,289,947	—	(19,658,243)	—	4,972,941
10/31/2018	2,448,416	—	326,323	(1,958,227)	—	816,512	23,472,145	—	3,132,235	—	(18,728,806)	—	7,875,574
Global Equity
Class A
10/31/2019	493,630	—	113,703	(727,941)	—	(120,608)	17,477,850	—	3,911,299	—	(25,440,760)	—	(4,051,611)
10/31/2018	148,390	—	145,947	(750,307)	—	(455,970)	5,330,717	—	5,242,730	—	(27,116,044)	—	(16,542,597)
Class C
10/31/2019	44,235	—	29,505	(618,929)	—	(545,189)	1,388,312	—	935,953	—	(20,362,486)	—	(18,038,221)
10/31/2018	21,960	—	39,943	(295,333)	—	(233,430)	735,191	—	1,338,502	—	(9,904,256)	—	(7,830,563)
Class I
10/31/2019	293,852	—	28,833	(289,967)	—	32,718	10,258,232	—	1,000,846	—	(10,149,766)	—	1,109,312
10/31/2018	167,227	—	34,046	(315,477)	—	(114,204)	6,125,581	—	1,234,095	—	(11,490,887)	—	(4,131,211)
Class W
10/31/2019	6,238	—	2,305	(13,978)	—	(5,435)	225,049	—	79,794	—	(476,673)	—	(171,830)
10/31/2018	2,414	—	3,419	(34,086)	—	(28,253)	89,072	—	123,787	—	(1,249,318)	—	(1,036,459)
Global Perspectives®
Class A
10/31/2019	652,868	—	45,687	(224,754)	—	473,801	7,276,807	—	455,953	—	(2,491,880)	—	5,240,880
10/31/2018	56,303	—	25,125	(125,939)	—	(44,511)	658,714	—	292,703	—	(1,465,356)	—	(513,939)
Class C
10/31/2019	71,124	—	31,723	(167,643)	—	(64,796)	759,363	—	313,739	—	(1,800,455)	—	(727,353)
10/31/2018	50,264	—	15,024	(95,049)	—	(29,761)	583,436	—	173,379	—	(1,091,782)	—	(334,967)
Class I
10/31/2019	205,271	—	19,492	(203,546)	—	21,217	2,283,661	—	194,727	—	(2,250,932)	—	227,456
10/31/2018	193,386	—	7,228	(49,973)	—	150,641	2,249,377	—	84,281	—	(573,472)	—	1,760,186
Class R
10/31/2019	129,457	—	159,326	(347,728)	—	(58,945)	1,439,236	—	1,585,292	—	(3,805,035)	—	(780,507)
10/31/2018	412,478	—	73,710	(317,286)	—	168,902	4,782,389	—	856,509	—	(3,679,855)	—	1,959,043

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Perspectives® (continued)
Class W
10/31/2019	826,596	—	82,239	(332,919)	—	575,916	8,975,488	—	823,217	—	(3,585,113)	—	6,213,592
10/31/2018	872,997	—	16,266	(212,063)	—	677,200	10,199,741	—	189,990	—	(2,440,614)	—	7,949,117
Multi-Manager International Small Cap
Class A
10/31/2019	82,608	—	100,839	(247,615)	—	(64,168)	4,041,471	—	4,601,285	—	(12,336,025)	—	(3,693,269)
10/31/2018	141,506	—	8,148	(204,458)	—	(54,804)	8,778,622	—	507,395	—	(12,909,392)	—	(3,623,375)
Class C
10/31/2019	1,672	—	21,741	(55,937)	—	(32,524)	77,157	—	918,340	—	(2,565,694)	—	(1,570,197)
10/31/2018	10,219	—	265	(32,675)	—	(22,191)	611,975	—	15,398	—	(1,921,595)	—	(1,294,222)
Class I
10/31/2019	168,685	—	132,480	(364,405)	—	(63,240)	8,363,635	—	6,007,958	—	(17,807,265)	—	(3,435,672)
10/31/2018	632,342	—	14,725	(332,978)	—	314,089	40,756,255	—	912,773	—	(21,176,948)	—	20,492,080
Class O
10/31/2019	—	—	3	0*	—	3	—	—	130	—	(12)	—	118
10/31/2018	4,249	—	0*	(50,391)	—	(46,142)	269,441	—	18	—	(2,899,190)	—	(2,629,731)
Class P3
2/28/2019(1) - 10/31/2019	61	—	—	—	—	61	3,000	—	—	—	—	—	3,000
Class W
10/31/2019	84,872	—	44,322	(90,481)	—	38,713	4,953,027	—	2,478,966	—	(5,427,959)	—	2,004,034
10/31/2018	64,035	—	8,079	(413,623)	—	(341,509)	4,928,395	—	604,390	—	(32,275,769)	—	(26,742,984)
Russia
Class A
10/31/2019	65,095	—	59,744	(349,439)	—	(224,600)	2,178,527	—	1,679,412	26,240	(11,346,034)	—	(7,461,855)
10/31/2018	77,026	—	66,788	(418,178)	—	(274,364)	2,356,114	—	1,969,592	71,554	(12,877,677)	—	(8,480,417)
Class I
10/31/2019	66,671	—	2,716	(73,967)	—	(4,580)	2,309,977	—	76,539	7	(2,210,479)	—	176,044
10/31/2018	30,688	—	5,146	(151,738)	—	(115,904)	968,938	—	152,155	—	(4,575,704)	—	(3,454,611)
Class W
10/31/2019	630	—	354	(5,574)	—	(4,590)	22,179	—	9,934	—	(180,092)	—	(147,979)
10/31/2018	4,786	—	484	(13,988)	—	(8,718)	156,374	—	14,291	—	(434,392)	—	(263,727)

(1)
Commencement of operations.

*
Amount is less than 0.50 or $0.50.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2019:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$491,793	$(491,793)	$—
Total	$491,793	$(491,793)	$—

(1)
Collateral with a fair value of  $504,205 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$509,101	$(509,101)	$—
Morgan Stanley & Co. International PLC	1,334,985	(1,334,985)	—
Total	$1,844,086	$(1,844,086)	$—

(1)
Collateral with a fair value of  $1,922,783 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$351,708	$(351,708)	$—
Citigroup Global Markets Inc.	52,765	(52,765)	—
Credit Suisse Securities (Europe) Limited	100,107	(100,107)	—
Credit Suisse Securities (USA) LLC	72,077	(72,077)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	143,487	(143,487)	—
Deutsche Bank, AG	30,559	(30,559)	—
Goldman Sachs & Co. LLC	339,250	(339,250)	—
JP Morgan Securities, Plc.	73,927	(73,927)	—
Morgan Stanley & Co. LLC	171,438	(171,438)	—
Nomura Securities International, Inc.	141,799	(141,799)	—
UBS AG	90,985	(90,985)	—
Wells Fargo Securities LLC	33,465	(33,465)	—
Total	$1,601,567	$(1,601,567)	$—

(1)
Collateral with a fair value of  $1,928,802 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2019:
	Paid-in Capital	Distributable Earnings
Diversified Emerging Markets Debt	$32,250	$(32,250)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$653,519	$109,224	$—	$711,576	$—	$—
Global Bond	10,705,835	—	1,487,272	4,962,172	—	6,366,155
Global Equity	7,061,815	—	—	9,614,225	—	—
Global Perspectives®	1,410,741	1,962,395	—	1,368,350	250,955	—
Multi-Manager International Small Cap	2,894,825	13,824,115	—	2,255,628	—	—
Russia	1,916,493	—	—	2,348,034	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$525,085	$—	$291,493	$—	—	—
Global Bond	—	—	9,024,847	(1,472,246)	Short-term	None
Global Equity	27,442	—	10,977,971	(28,961,693)	Short-term	None
				(22,449,455)	Long-term	None
				$(51,411,148)
Global Perspectives®	665,801	1,483,997	900,016	—	—	—
Multi-Manager International Small Cap	2,832,843	—	10,298,594	(4,794,552)	Short-term	None
				(1,730,315)	Long-term	None
				$(6,524,867)
Russia	2,586,319	3,482,728	30,846,492	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018 and interim periods within those annual periods. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. As of October 31, 2019, the Funds are currently evaluating the impact of these changes on the financial statements.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 15 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds, upon completion of the audit for the fiscal year ended October 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Funds’ financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended October 31, 2019 and October 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2020. During the Funds’ fiscal years ended October 31, 2019 and October 31, 2018, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2019, the following Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Multi-Manager International Small Cap
Class A	NII	$1.1190	December 17, 2019	December 13, 2019
Class C	NII	$0.7481	December 17, 2019	December 13, 2019
Class I	NII	$1.3024	December 17, 2019	December 13, 2019
Class P3	NII	$0.8966	December 17, 2019	December 13, 2019
Class W	NII	$1.2511	December 17, 2019	December 13, 2019
Russia
Class A	NII	$1.5591	December 17, 2019	December 13, 2019
Class I	NII	$1.6786	December 17, 2019	December 13, 2019
Class W	NII	$1.6469	December 17, 2019	December 13, 2019
All Classes	LTCG	$1.5094	December 17, 2019	December 13, 2019

NII – Net investment income
LTCG – Long-term capital gain
Class conversion: On May 23, 2019, the Board approved the conversion for Global Bond’s and Multi-Manager International Small Cap’s Class O shares to Class A shares of the same Fund. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of Global Bond and Multi-Manager International Small Cap will be converted to Class A shares of the same Fund.
On May 23, 2019, the Board approved the conversion for the Funds’ Class C shares to Class A shares of the same Fund, except for Russia, which does not have Class C shares. Beginning on or about January 2, 2020, all outstanding Class C shares of each respective Fund will automatically convert to Class A shares of the same Fund after they have been held for a ten-year holding period.
Fund changes: On September 12, 2019, the Board approved the removal of Wellington Management Company LLP as a sub-adviser for Multi-Manager International Small Cap, along with related changes to the Fund’s expense structure, all effective November 15, 2019. The management fee will be 1.00% on the first $500 million; 0.95% on the next $500 million; and 0.90% thereafter and the Investment Adviser, through March 1, 2021, has agreed to further lower the side letter expense limits so that they will be 1.53%, 2.28%, 1.20%, 1.53%, and 1.28% for Class A, Class C, Class I, Class O, and Class W shares, respectively. In connection with the lower expense limits, the termination of the management fee waiver was also approved by the Board on September 12, 2019.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

Fund changes: On September 12, 2019, the Board approved a name change for Global Equity. Effective February 28, 2020, the Fund will be known as “Voya Global High Dividend Low Volatility Fund”.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.0%
	Affiliated Investment Companies: 99.0%
651,011	Voya Emerging Markets Corporate Debt Fund - Class P	$6,549,175	35.1
588,180	Voya Emerging Markets Hard Currency Debt Fund - Class P	5,717,108	30.7
839,975	Voya Emerging Markets Local Currency Debt Fund - Class P	6,199,018	33.2
	Total Mutual Funds (Cost $18,117,264)	18,465,301	99.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
182,000 (1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%
	(Cost $182,000)	$182,000	1.0
	Total Short-Term Investments (Cost $182,000)	182,000	1.0
	Total Investments in Securities (Cost $18,299,264)	$18,647,301	100.0
	Liabilities in Excess of Other Assets	(3,016)	—
	Net Assets	$18,644,285	100.0

(1)
Rate shown is the 7-day yield as of October 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Mutual Funds	$18,465,301	$—	$—	$18,465,301
Short-Term Investments	182,000	—	—	182,000
Total Investments, at fair value	$18,647,301	$—	$—	$18,647,301
Other Financial Instruments+
Forward Foreign Currency Contracts	—	81	—	81
Total Assets	$18,647,301	$81	$—	$18,647,382
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(123)	$—	$(123)
Total Liabilities	$—	$(123)	$—	$(123)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 56	ZAR 871	Barclays Bank PLC	11/08/19	$(1)
PHP 34,179	USD 650	BNP Paribas	11/08/19	23
USD 876	PLN 3,444	BNP Paribas	11/08/19	(26)
USD 1,021	MXN 20,463	Citibank N.A.	11/08/19	(42)
USD 1,609	TRY 9,282	Citibank N.A.	11/08/19	(12)
USD 876	PLN 3,444	Goldman Sachs International	11/08/19	(26)
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB 73,092	USD 1,082	HSBC Bank USA N.A.	11/08/19	57
USD 95	BRL 385	HSBC Bank USA N.A.	11/08/19	(1)
USD 566	THB 17,463	HSBC Bank USA N.A.	11/08/19	(13)
USD 95	BRL 385	Morgan Stanley Capital Services LLC	11/08/19	(1)
USD 95	BRL 385	Morgan Stanley Capital Services LLC	11/08/19	(1)
USD 291	HUF 85,575	Morgan Stanley Capital Services LLC	11/08/19	1
				$(42)

Currency Abbreviations
BRL – Brazilian Real
HUF – Hungarian Forint
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/2019	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,257,410	$563,441	$(699,061)	$427,385	$6,549,175	$323,438	$(10,063)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	5,739,016	560,104	(1,050,328)	468,316	5,717,108	285,097	(42,321)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	5,483,754	488,236	(494,449)	721,477	6,199,018	118,237	(12,445)	—
	$17,480,180	$1,611,781	$(2,243,838)	$1,617,178	$18,465,301	$726,773	$(64,829)	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$81
Total Asset Derivatives		$81
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$123
Total Liability Derivatives		$123
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(2,879)
Total	$(2,879)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(6,922)
Total	$(6,922)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$—	$23	$—	$—	$57	$1	$81
Total Assets	$—	$23	$—	$—	$57	$1	$81
Liabilities:
Forward foreign currency contracts	$1	$26	$54	$26	$14	$2	$123
Total Liabilities	$1	$26	$54	$26	$14	$2	$123
Net OTC derivative instruments by counterparty, at fair value	$(1)	$(3)	$(54)	$(26)	$43	$(1)	$(42)
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1)	$(3)	$(54)	$(26)	$43	$(1)	$(42)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $18,355,767.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$353,588
Gross Unrealized Depreciation	(62,095)
Net Unrealized Appreciation	$291,493
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.3%
	Argentina: 0.3%
1,000,000 (1)	YPF SA, 8.500%, 03/23/2021	$917,500	0.3

	Austria: 0.2%
300,000 (1)	Klabin Austria GmbH, 5.750%, 04/03/2029	318,360	0.1
250,000	Other Securities	257,812	0.1
		576,172	0.2
	Brazil: 0.6%
250,000 (1)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	262,969	0.1
200,000 (1)	Banco Votorantim SA, 4.500%, 09/24/2024	206,480	0.0
1,100,000	Petrobras Global Finance BV, 8.750%, 05/23/2026	1,410,200	0.5
		1,879,649	0.6
	British Virgin Islands: 0.1%
450,000	Other Securities	448,415	0.1

	Canada: 0.7%
475,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	490,438	0.2
175,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	182,109	0.0
1,311,000	Other Securities	1,387,810	0.5
		2,060,357	0.7
	Cayman Islands: 0.2%
489,000	Other Securities	568,506	0.2

	Chile: 0.1%
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	305,700	0.1

	China: 0.4%
1,020,000	Other Securities	1,091,826	0.4

	Denmark: 0.1%
336,000 (1)	Danske Bank A/S, 5.375%, 01/12/2024	370,579	0.1

	France: 0.7%
706,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	733,436	0.2
335,000 (1)	BPCE SA, 2.700%, 10/01/2029	335,081	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	France (continued)
728,000 (1)	BPCE SA, 5.150%, 07/21/2024	$801,144	0.3
256,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	256,931	0.1
		2,126,592	0.7
	Guernsey: 0.2%
662,000	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	664,167	0.2

	India: 0.3%
300,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	313,478	0.1
500,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	523,682	0.2
		837,160	0.3
	Indonesia: 0.7%
225,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	231,491	0.1
750,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	780,562	0.2
425,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	488,219	0.2
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	258,047	0.1
200,000	Other Securities	211,189	0.1
		1,969,508	0.7
	Ireland: 0.3%
300,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	314,748	0.1
700,000	Other Securities	724,350	0.2
		1,039,098	0.3
	Italy: 0.1%
145,000	Other Securities	177,987	0.1

	Japan: 0.7%
255,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	265,804	0.1
770,000 (1)	MUFG Bank Ltd., 2.300%, 03/05/2020	770,793	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Japan (continued)
966,000	Sumitomo Mitsui Financial Group, Inc., 2.448%-3.784%, 09/27/2024-03/09/2026	$1,023,119	0.3
		2,059,716	0.7
	Kazakhstan: 0.4%
950,000	KazMunayGas National Co. JSC, 4.750%-5.375%, 04/19/2027-04/24/2030	1,055,237	0.4

	Luxembourg: 0.0%
90,000 (1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	94,950	0.0

	Mexico: 0.7%
300,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	306,075	0.1
567,000 (1)	Cemex SAB de CV, 6.125%, 05/05/2025	588,971	0.2
500,000 (1)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	525,630	0.2
600,000	Other Securities	597,400	0.2
		2,018,076	0.7
	Netherlands: 1.0%
1,141,000	Shell International Finance BV, 3.250%-4.000%, 05/11/2025-05/10/2046	1,250,076	0.4
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	290,435	0.1
1,333,000	Other Securities	1,439,653	0.5
		2,980,164	1.0
	Norway: 0.1%
382,000	Other Securities	389,033	0.1

	Peru: 0.5%
450,000 (1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	450,000	0.2
400,000 (1)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	409,004	0.1
375,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	404,535	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Peru (continued)
300,000	Other Securities	$306,360	0.1
		1,569,899	0.5
	Russia: 0.3%
250,000 (1)	ALROSA Finance SA, 4.650%, 04/09/2024	262,635	0.1
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	267,074	0.1
250,000 (1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	249,053	0.1
		778,762	0.3
	South Africa: 0.1%
300,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	318,000	0.1

	South Korea: 0.1%
300,000 (1)(2)	Kookmin Bank, 4.350%, 12/31/2199	307,367	0.1

	Switzerland: 0.4%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	508,422	0.2
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	680,947	0.2
		1,189,369	0.4
	Turkey: 0.1%
200,000 (1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	206,436	0.1

	United Arab Emirates: 0.2%
500,000 (1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	534,482	0.2

	United Kingdom: 0.8%
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	206,877	0.1
270,000 (1)	Standard Chartered PLC, 5.300%, 01/09/ 2043	317,493	0.1
1,914,000	Other Securities	1,965,029	0.6
		2,489,399	0.8
	United States: 17.9%
1,021,000	AbbVie, Inc., 3.600%-4.300%, 05/14/2025-05/14/2036	1,075,257	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
125,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	$134,531	0.0
182,000 (1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	191,662	0.1
1,270,000	AT&T, Inc., 4.300%-5.650%, 02/15/2030-02/15/2047	1,478,406	0.5
1,181,000 (2)	Bank of America Corp., 3.419%, 12/20/2028	1,238,359	0.4
806,000 (2)	Bank of America Corp., 4.100%-4.330%, 07/24/2023-03/15/2050	897,278	0.3
320,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	328,400	0.1
1,276,000	Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,405,863	0.5
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	337,814	0.1
970,000	Comcast Corp., 2.350%-5.650%, 01/15/2027-06/15/2035	1,091,341	0.4
345,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	283,762	0.1
400,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	421,500	0.1
1,338,000	CVS Health Corp., 2.800%, 07/20/2020	1,344,514	0.4
717,000	CVS Health Corp., 4.300%, 03/25/2028	778,964	0.3
176,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	201,007	0.1
86,000 (1)	Dow Chemical Co/The, 5.550%, 11/30/2048	105,232	0.0
364,000 (1)	DPL, Inc., 4.350%, 04/15/2029	363,909	0.1
969,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,046,440	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	$305,568	0.1
225,000 (1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	226,148	0.1
140,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	125,300	0.0
1,252,000 (2)	Goldman Sachs Group, Inc./The, 2.625%-2.876%, 04/25/2021-10/31/2022	1,267,826	0.4
435,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	477,639	0.2
175,000 (1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	183,969	0.1
1,178,000	JPMorgan Chase & Co., 2.550%, 03/01/2021	1,188,070	0.4
530,000 (2)	JPMorgan Chase & Co., 6.000%, 12/31/2199	569,239	0.2
280,000 (2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	280,422	0.1
195,000 (1)	Kraft Heinz Foods Co., 4.875%, 10/01/2049	201,310	0.1
428,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	454,415	0.1
1,193,000	Morgan Stanley, 3.750%-4.100%, 02/25/2023-05/22/2023	1,259,419	0.4
130,000 (1)	MPLX L.P., 5.250%, 01/15/2025	136,679	0.0
285,000 (1)	Novelis Corp., 5.875%, 09/30/2026	299,991	0.1
150,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	159,000	0.0
215,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	231,183	0.1
460,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	486,082	0.2
180,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	186,300	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
480,000 (1)(3)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	$486,000	0.2
215,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	232,872	0.1
465,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	488,250	0.2
125,000 (1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	133,594	0.0
220,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	230,175	0.1
215,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	221,181	0.1
170,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	160,225	0.0
310,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	323,556	0.1
400,000 (1)	Walt Disney Co/The, 5.400%, 10/01/2043	555,420	0.2
780,000 (2)	Wells Fargo & Co., 2.406%-4.100%, 10/30/2025-06/03/2026	813,610	0.3
27,208,069	Other Securities	28,913,619	9.7
		53,321,301	17.9
	Total Corporate Bonds/Notes (Cost $79,594,642)	84,345,407	28.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.0%
	United States: 16.0%
415,432	Alternative Loan Trust 2005-51 3A2A, 3.680%, (12MTA + 1.290%), 11/20/2035	407,485	0.1
214,662	Alternative Loan Trust 2007-23CB A3, 2.323%, (US0001M + 0.500%), 09/25/2037	121,365	0.1
535,435	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	532,758	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
93,049	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.323%, (US0001M + 0.500%), 11/25/2035	$56,586	0.0
250,133	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.543%, (US0001M + 0.720%), 11/25/2035	251,098	0.1
362,949 (1)(2)	CSMC Trust 2015-2 B3, 3.931%, 02/25/2045	376,570	0.1
267,978 (1)(2)	CSMC Trust 2015-3 B1, 3.933%, 03/25/2045	282,037	0.1
5,289,507 (4)	Fannie Mae 2005-18 SC, 2.827%, (-1.000*US0001M + 4.650%), 03/25/2035	595,116	0.2
1,419,270 (4)	Fannie Mae 2008-41 S, 4.977%, (-1.000*US0001M + 6.800%), 11/25/2036	280,778	0.1
3,877,671 (4)	Fannie Mae 2009-106 SA, 4.427%, (-1.000*US0001M + 6.250%), 01/25/2040	541,622	0.2
895,166	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.273%, (US0001M + 4.450%), 01/25/2029	942,953	0.3
1,081,288	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.173%, (US0001M + 4.350%), 05/25/2029	1,136,317	0.4
400,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.473%, (US0001M + 3.650%), 09/25/2029	419,852	0.1
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.823%, (US0001M + 3.000%), 10/25/2029	520,852	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.023%, (US0001M + 2.200%), 01/25/2030	$506,303	0.2
400,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.223%, (US0001M + 2.400%), 05/28/2030	406,414	0.1
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.323%, (US0001M + 2.500%), 05/25/2030	608,007	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.973%, (US0001M + 2.150%), 10/25/2030	1,006,442	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.373%, (US0001M + 2.550%), 12/25/2030	1,218,656	0.4
200,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.173%, (US0001M + 2.350%), 01/25/2031	202,211	0.1
600,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.823%, (US0001M + 2.000%), 03/25/2031	601,580	0.2
700,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.123%, (US0001M + 2.300%), 08/25/2031	705,055	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,100,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.223%, (US0001M + 2.400%), 04/25/2031	$1,109,672	0.4
139,169	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	155,781	0.0
120,513	Fannie Mae REMIC Trust 2005-74 DK, 16.709%, (-4.000*US0001M + 24.000%), 07/25/2035	193,726	0.1
162,818	Fannie Mae REMIC Trust 2006-104 ES, 24.336%, (-5.000*US0001M + 33.450%), 11/25/2036	301,224	0.1
2,113,281 (4)	Fannie Mae REMIC Trust 2007-36 SN, 4.947%, (-1.000*US0001M + 6.770%), 04/25/2037	442,030	0.1
156,583	Fannie Mae REMIC Trust 2007-55 DS, 10.443%, (-2.500*US0001M + 15.000%), 06/25/2037	189,641	0.1
1,220,846 (4)	Fannie Mae REMIC Trust 2008-53 FI, 4.277%, (-1.000*US0001M + 6.100%), 07/25/2038	146,807	0.0
990,429 (4)	Fannie Mae REMIC Trust 2008-58 SM, 4.277%, (-1.000*US0001M + 6.100%), 07/25/2038	194,525	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 9.062%, (-3.333*US0001M + 15.833%), 09/25/2039	264,539	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 9.228%, (-3.333*US0001M + 16.000%), 09/25/2039	168,825	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
6,388,887 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.247%, (-1.000*US0001M + 6.070%), 11/25/2040	$1,010,507	0.3
5,434,647 (4)	Fannie Mae REMIC Trust 2011-55 SK, 4.737%, (-1.000*US0001M + 6.560%), 06/25/2041	1,158,467	0.4
2,399,464 (4)	Fannie Mae REMIC Trust 2011-86 NS, 4.127%, (-1.000*US0001M + 5.950%), 09/25/2041	402,587	0.1
985,330 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.627%, (-1.000*US0001M + 6.450%), 02/25/2042	129,270	0.0
2,686,033 (4)	Fannie Mae REMIC Trust 2012-24 HS, 4.727%, (-1.000*US0001M + 6.550%), 09/25/2040	337,201	0.1
2,020,305 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	193,257	0.1
1,329,846	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,422,407	0.5
926,774 (4)	Fannie Mae Series 2007-9 SE, 4.257%, (-1.000*US0001M + 6.080%), 03/25/2037	167,136	0.1
1,601,251 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	185,716	0.1
970,255 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.060%, 04/25/2048	1,031,233	0.3
226,590 (4)	Freddie Mac REMIC Trust 2303 SY, 6.779%, (-1.000*US0001M + 8.700%), 04/15/2031	57,468	0.0
1,658,409 (4)	Freddie Mac REMIC Trust 2989 GU, 5.079%, (-1.000*US0001M + 7.000%), 02/15/2033	308,035	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,462,555 (4)	Freddie Mac REMIC Trust 3271 SB, 4.129%, (-1.000*US0001M + 6.050%), 02/15/2037	$254,854	0.1
4,252,682 (4)	Freddie Mac REMIC Trust 3424 HI, 3.979%, (-1.000*US0001M + 5.900%), 04/15/2038	841,158	0.3
1,162,065 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	160,867	0.1
687,560 (4)	Freddie Mac REMIC Trust 3710 SL, 4.079%, (-1.000*US0001M + 6.000%), 05/15/2036	10,847	0.0
6,178,578 (4)	Freddie Mac REMIC Trust 3856 KS, 4.629%, (-1.000*US0001M + 6.550%), 05/15/2041	1,057,675	0.4
2,350,950 (4)	Freddie Mac REMIC Trust 3925 SD, 4.129%, (-1.000*US0001M + 6.050%), 07/15/2040	242,837	0.1
2,292,699 (4)	Freddie Mac REMIC Trust 3946 SE, 4.729%, (-1.000*US0001M + 6.650%), 02/15/2041	238,794	0.1
3,638,832 (4)	Freddie Mac REMIC Trust 4077 SM, 4.779%, (-1.000*US0001M + 6.700%), 08/15/2040	414,838	0.1
1,292,853 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	157,027	0.0
2,262,212 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	350,310	0.1
3,170,018 (4)	Freddie Mac REMICS 3693 SC, 4.579%, (-1.000*US0001M + 6.500%), 07/15/2040	617,700	0.2
5,795,498	Freddie Mac REMICS 3792 DS, 4.679%, (-1.000*US0001M + 6.600%), 11/15/2040	436,232	0.1
2,995,937 (4)	Freddie Mac REMICS 4040 SW, 4.709%, (-1.000*US0001M + 6.630%), 05/15/2032	505,533	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
2,776,356 (4)	Freddie Mac REMICS 4623 MS, 4.079%, (-1.000*US0001M + 6.000%), 10/15/2046	$644,612	0.2
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.723%, (US0001M + 3.900%), 12/25/2027	311,865	0.1
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.523%, (US0001M + 4.700%), 04/25/2028	331,110	0.1
188,923	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.623%, (US0001M + 3.800%), 03/25/2025	194,153	0.1
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.273%, (US0001M + 3.450%), 10/25/2029	850,371	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.323%, (US0001M + 2.500%), 03/25/2030	408,455	0.1
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.473%, (US0001M + 2.650%), 12/25/2029	616,442	0.2
121,755 (2)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.606%, 10/25/2046	123,179	0.0
49,263	Ginnie Mae Series 2007-37 S, 18.367%, (-3.667*US0001M + 25.300%), 04/16/2037	53,608	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
355,132	Ginnie Mae Series 2007-8 SP, 16.062%, (-3.242*US0001M + 22.048%), 03/20/2037	$569,073	0.2
31,976,759	Ginnie Mae Series 2009-106 CM, 4.709%, (-1.000*US0001M + 6.600%), 01/16/2034	4,583,386	1.6
2,123,635 (4)	Ginnie Mae Series 2010-116 NS, 4.759%, (-1.000*US0001M + 6.650%), 09/16/2040	377,159	0.1
504,377 (4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	3,674	0.0
640,045 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	66,003	0.0
3,524,125 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	276,585	0.1
970,887 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	88,431	0.0
1,865,296 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	290,315	0.1
1,442,099 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	101,966	0.0
3,224,496 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	427,472	0.2
17,426,588 (4)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	2,596,147	0.9
403,221	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.033%, (US0001M + 0.210%), 04/25/2036	390,626	0.1
250,307 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	254,571	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
300,000 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	$304,145	0.1
600,000 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	607,031	0.2
407,998 (1)(2)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	413,468	0.1
378,802 (1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.850%, 08/25/2047	401,136	0.1
183,290 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	187,851	0.1
253,777	Lehman XS Trust Series 2005-5N 1A2, 2.183%, (US0001M + 0.360%), 11/25/2035	245,807	0.1
531,971 (1)(2)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/ 2049	545,751	0.2
257,665 (1)(2)	Sequoia Mortgage Trust 2014-3 B3, 3.940%, 10/25/2044	268,378	0.1
255,943 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	262,278	0.1
12,803,135 (2)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.039%, 08/25/2045	561,776	0.2
72,440 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.701%, 10/25/2036	71,695	0.0
251,057 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.871%, 08/25/2046	244,936	0.1
526,650 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.819%, 12/25/2036	531,195	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
160,206 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.516%, 04/25/2037	$148,494	0.0
739,643	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	691,805	0.2
183,435	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.253%, (US0001M + 0.430%), 06/25/2037	151,993	0.1
431,275 (1)(2)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	439,580	0.1
546,895 (1)(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.781%, 08/20/2045	555,297	0.2
1,209,116	Other Securities	1,083,685	0.4
	Total Collateralized Mortgage Obligations (Cost $44,862,989)	47,854,287	16.0
U.S. TREASURY OBLIGATIONS: 14.4%
	Treasury Inflation Indexed Protected Securities: 3.1%
9,065,024	0.250%, 07/15/2029	9,154,976	3.1

	U.S. Treasury Bonds: 2.2%
4,841,000	2.875%, 05/15/2049	5,573,390	1.9
855,000	3.500%, 02/15/2039	1,061,152	0.3
		6,634,542	2.2
	U.S. Treasury Notes: 9.1%
3,188,000	1.375%, 10/15/2022	3,175,422	1.1
7,723,000	1.500%, 10/31/2021	7,719,983	2.6
2,467,000	1.500%, 10/31/2024	2,465,025	0.8
9,189,000	1.625%, 10/31/2026	9,201,025	3.1
4,646,000	1.625%, 08/15/2029	4,618,868	1.5
16,000	1.500%-2.625%, 07/15/2020-11/15/2020	16,100	0.0
		27,196,423	9.1
	Total U.S. Treasury Obligations (Cost $42,859,715)	42,985,941	14.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.3%
	Federal Home Loan Mortgage Corporation(5): 0.2%
645,306	4.000%, 09/01/2045-05/01/2046	$682,042	0.2

	Government National Mortgage Association: 2.7%
7,380,000 (6)	3.000%, 11/20/2049	7,593,501	2.5
444,882 (2)	4.500%-5.500%, 03/20/2039-10/20/2060	464,585	0.2
		8,058,086	2.7
	Uniform Mortgage-Backed Security: 5.4%
2,281,923	3.500%, 06/01/2049	2,341,816	0.8
3,499,018	3.500%, 09/01/2049	3,594,863	1.2
3,300,000 (6)	3.500%, 11/25/2049	3,388,687	1.2
4,069,123	4.000%, 06/01/2049	4,225,481	1.4
2,267,216	2.500%-5.000%, 06/01/2030-05/01/2049	2,393,573	0.8
		15,944,420	5.4
	Total U.S. Government Agency Obligations (Cost $24,528,515)	24,684,548	8.3
SOVEREIGN BONDS:19.6%
	Argentina: 0.2%
1,695,000	Other Securities	753,654	0.2

	Brazil: 2.3%
BRL 16,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	4,820,460	1.6
BRL 6,000,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,687,422	0.6
250,000	Other Securities	290,375	0.1
		6,798,257	2.3
	Canada: 0.3%
CAD 880,000	Other Securities	938,762	0.3
	Chile: 1.1%
CLP 1,355,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,989,220	0.7
CLP 825,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%-5.100%, 03/01/2035-07/15/2050	1,341,242	0.4
		3,330,462	1.1
	China: 0.0%
CNY 100,000	Other Securities	14,132	0.0

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Colombia: 0.3%
918,000	Colombia Government International Bond, 2.625%-8.125%, 03/15/2023-05/21/2024	$1,066,659	0.3

	Croatia: 0.2%
EUR 600,000	Other Securities	668,977	0.2

	Dominican Republic: 0.2%
461,000 (1)	Dominican Republic International Bond, 6.600%, 01/28/2024	510,562	0.2

	Ecuador: 0.0%
200,000	Other Securities	179,700	0.0

	Egypt: 0.2%
500,000	Other Securities	515,056	0.2

	Germany: 3.3%
EUR 1,570,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,896,176	1.0
EUR 5,530,000	Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,542,585	2.2
EUR 130,000	Bundesrepublik Deutschland Bundesanleihe, 0.000%-1.000%, 08/15/ 2025-02/15/2028	156,303	0.0
EUR 129,700	Other Securities	146,697	0.1
		9,741,761	3.3
	Ghana: 0.1%
200,000	Other Securities	208,000	0.1

	Hungary: 0.0%
110,000	Other Securities	181,195	0.0

	Indonesia: 1.1%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	1,059,002	0.3
IDR 26,484,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	2,109,673	0.7
200,000	Other Securities	221,000	0.1
		3,389,675	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Italy: 0.7%
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	$1,009,526	0.3
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	1,054,757	0.4
		2,064,283	0.7
	Ivory Coast: 0.1%
286,000 (2)(7)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	283,669	0.1

	Kenya: 0.1%
250,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	262,521	0.1

	Mexico: 0.0%
175,000	Other Securities	186,000	0.0

	Morocco: 0.1%
200,000	Other Securities	210,122	0.1

	Nigeria: 0.1%
200,000	Other Securities	206,942	0.1

	Oman: 0.1%
200,000	Other Securities	200,315	0.1

	Panama: 0.2%
515,000	Other Securities	662,818	0.2

	Peru: 2.2%
PEN 750,000 (1)	Peru Government Bond, 5.400%, 08/12/2034	241,149	0.1
PEN 6,491,000 (1)	Peru Government Bond, 5.940%, 02/12/2029	2,201,594	0.7
PEN 7,533,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	2,589,867	0.9
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,394,762	0.5
75,000	Other Securities	110,063	0.0
		6,537,435	2.2
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Poland: 0.1%
375,000	Other Securities	$400,442	0.1

	Portugal: 0.8%
EUR 1,664,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,298,186	0.8

	Russia: 1.8%
RUB 47,938,000	Russian Federal Bond - OFZ, 6.900%, 05/23/2029	775,714	0.3
RUB 219,911,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	3,642,091	1.2
600,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	657,158	0.2
200,000	Other Securities	216,700	0.1
		5,291,663	1.8
	Saudi Arabia: 0.1%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	210,227	0.1

	South Africa: 0.1%
450,000	Other Securities	440,168	0.1

	Spain: 1.1%
EUR 1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,599,044	0.5
EUR 1,092,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	1,694,036	0.6
		3,293,080	1.1
	Sri Lanka: 0.1%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	201,686	0.1

	Turkey: 0.2%
461,000	Other Securities	495,446	0.2

	Ukraine: 0.2%
525,000	Other Securities	548,953	0.2

	United Kingdom: 2.1%
GBP 1,020,000	United Kingdom Gilt, 2.000%, 09/07/2025	1,445,454	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	United Kingdom (continued):
GBP 2,480,000	United Kingdom Gilt, 3.500%, 01/22/2045	$4,886,595	1.6
		6,332,049	2.1
	Uruguay: 0.1%
150,000	Other Securities	194,111	0.1
	Total Sovereign Bonds (Cost $56,875,764)	58,616,968	19.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.4%
	United States: 9.4%
7,773,793 (2)(4)	BANK 2017-BNK5 XA, 1.084%, 06/15/2060	454,316	0.2
996,481 (2)(4)	BANK 2019-BNK16 XA, 0.968%, 02/15/2052	71,414	0.0
110,000 (1)	BDS 2018-FL2 D, 4.428%, (US0001M + 2.550%), 08/15/2035	110,070	0.0
280,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	258,712	0.1
1,437,523 (2)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.048%, 03/15/2052	116,696	0.0
380,000 (1)	BX Commercial Mortgage Trust 2019-IMC E, 4.071%, (US0001M + 2.150%), 04/15/2034	382,618	0.1
1,010,000 (1)	BX Commercial Mortgage Trust 2019-XL G, 4.300%, (US0001M + 2.300%), 10/15/2036	1,013,403	0.3
1,010,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.650%, (US0001M + 2.650%), 10/15/2036	1,013,595	0.3
890,000 (1)(2)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	960,912	0.3
3,327,363 (2)(4)	CD 2016-CD1 Mortgage Trust XA, 1.413%, 08/10/2049	244,235	0.1
360,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	321,290	0.1
8,581,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.846%, 08/10/2049	452,908	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
3,587,740 (2)(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.111%, 10/12/2050	$234,734	0.1
5,183,062 (2)(4)	COMM 2012-CR1 XA, 1.858%, 05/15/2045	193,911	0.1
16,701,917 (1)(2)(4)	COMM 2012-LTRT XA, 0.937%, 10/05/2030	348,008	0.1
1,420,000 (1)(2)	COMM 2014-LC15 D Mortgage Trust, 4.988%, 04/10/2047	1,455,862	0.5
300,000 (2)	COMM 2016-COR1 C, 4.384%, 10/10/2049	318,047	0.1
7,225,340 (2)(4)	COMM 2016-CR28 XA, 0.684%, 02/10/2049	232,806	0.1
1,000,000 (2)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,081,375	0.3
660,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.564%, (US0001M + 2.650%), 05/15/2036	664,599	0.2
530,000 (1)(2)	DBJPM 16-C3 Mortgage Trust, 3.492%, 08/10/2049	515,435	0.2
2,515,378 (1)(2)(4)	DBUBS 2011-LC1A XA, 0.697%, 11/10/2046	12,185	0.0
280,000 (1)(2)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	284,671	0.1
1,470,000 (1)(2)	DBUBS 2017-BRBK F Mortgage Trust, 3.530%, 10/10/2034	1,463,856	0.5
910,000 (1)(2)	Del Amo Fashion Center Trust 2017-AMO C, 3.636%, 06/05/2035	929,489	0.3
4,300,000 (2)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	141,322	0.1
450,000 (1)(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	444,334	0.1
3,735,952 (2)(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.164%, 05/10/2045	116,809	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
220,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	$159,183	0.1
4,435,141 (2)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.036%, 11/10/2046	157,161	0.1
520,000 (1)(2)	GS Mortgage Securities Trust 2016-GS4 E, 3.800%, 11/10/2049	419,556	0.1
7,747,992 (2)(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.043%, 05/10/2050	517,064	0.2
600,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	603,960	0.2
460,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	452,534	0.2
200,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	200,721	0.1
2,120,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	2,086,664	0.7
9,752,090 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.479%, 06/15/2045	237,868	0.1
770,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.066%, 01/15/2046	789,508	0.2
735,000 (2)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	792,202	0.3
5,097,593 (1)(2)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.085%, 03/10/2050	206,306	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
1,320,000 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.608%, 11/15/2045	$1,339,498	0.4
21,550,000 (1)(2)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.452%, 12/15/2047	489,125	0.2
640,000 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	678,499	0.2
820,000 (1)	UBS Commercial Mortgage Trust 2018-NYCH C, 3.414%, (US0001M + 1.500%), 02/15/2032	819,486	0.3
630,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	553,968	0.2
330,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.977%, 06/15/2046	316,363	0.1
7,672,103 (2)(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.857%, 03/15/2046	177,833	0.1
15,234,860 (2)(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.033%, 03/15/2047	505,040	0.2
730,000 (2)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	758,682	0.2
1,360,000 (1)(2)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	1,368,805	0.5
601,131	Other Securities	602,020	0.2
	Total Commercial Mortgage-Backed Securities (Cost $27,437,457)	28,069,658	9.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 2.7%
	United States: 2.7%
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.351%, (US0003M + 2.350%), 04/14/2029	$490,306	0.2
500,000 (1)	BlueMountain CLO 2013-2A CR, 3.903%, (US0003M + 1.950%), 10/22/2030	476,248	0.2
750,000 (1)	CIFC Funding 2013-IA BR Ltd., 4.401%, (US0003M + 2.400%), 07/16/2030	730,356	0.2
481,231 (2)(7)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.889%, 03/25/ 2036	319,604	0.1
1,180,000 (1)	Invitation Homes 2018-SFR1 D Trust, 3.339%, (US0001M + 1.450%), 03/17/2037	1,181,404	0.4
1,050,000 (1)	LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	1,012,035	0.3
500,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.084%, (US0003M + 2.150%), 01/23/2031	488,295	0.2
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	310,361	0.1
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	308,632	0.1
630,000 (1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.851%, (US0003M + 4.850%), 10/15/2025	626,212	0.2
250,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	239,069	0.1
1,240,000 (1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,276,933	0.4
500,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.086%, (US0003M + 2.100%), 07/15/2028	488,052	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
	Total Asset-Backed Securities (Cost $8,036,651)	$7,947,507	2.7
PURCHASED OPTIONS (8): 0.1%
	Total Purchased Options (Cost $293,932)	208,678	0.1
	Total Long-Term Investments (Cost $284,489,665)	294,712,994	98.8
SHORT-TERM INVESTMENTS: 3.1%
	Commercial Paper: 2.7%
1,000,000	Dominion Resources Inc., 2.060%, 12/06/2019	997,970	0.3
1,200,000	Duke Energy Corp., 2.090%, 11/12/2019	1,199,175	0.4
1,000,000	Enbridge (US) Inc., 2.100%, 11/14/2019	999,196	0.3
3,000,000	General Electric Co., 2.060%, 12/09/2019	2,993,402	1.0
2,000,000	United Technologies Corp., 2.060%, 11/26/2019	1,997,068	0.7
		8,186,811	2.7
	Repurchase Agreements: 0.2%
504,205 (9)	Citigroup, Inc., Repurchase Agreement dated 10/31/19, 1.72%, due 11/01/19 (Repurchase Amount $504,229, collateralized by various U.S. Government Securities, 0.125%-4.250%, Market Value plus accrued interest $514,289, due 03/31/20-02/15/49) (Cost $504,205)	504,205	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
530,000 (10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690% (Cost $530,000)	530,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $9,220,465)	$9,221,016	3.1
Total Investments in Securities (Cost $293,710,130)	$303,934,010	101.9
Liabilities in Excess of Other Assets	(5,679,404)	(1.9)
Net Assets	$298,254,606	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of October 31, 2019.

(3)
Security, or a portion of the security, is on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of October 31, 2019.

(8)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of October 31, 2019.

Currency Abbreviations:
BRL
Brazilian Real

CAD
Canadian Dollar

CLP
Chilean Peso

CNY
Chinese Yuan

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
Sector Diversification	Percentage of Net Assets
Sovereign Bonds	19.6%
Collateralized Mortgage Obligations	16.0
U.S. Treasury Obligations	11.3
Commercial Mortgage-Backed Securities	9.4
Financial	9.1
Uniform Mortgage-Backed Security	5.4
Consumer, Non-cyclical	4.3
Energy	4.3
Communications	3.1
Treasury Inflation Indexed Protected Securities	3.1
U.S. Government Agency Obligations	2.9
Utilities	2.8
Other Asset-Backed Securities	2.7
Consumer, Cyclical	1.7
Basic Materials	1.5
Industrial	1.0
Technology	0.5
Purchased Options	0.1
Short-Term Investments	3.1
Liabilities in Excess of Other Assets	(1.9)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Purchased Options	$—	$208,678	$—	$208,678
Corporate Bonds/Notes	—	84,345,407	—	84,345,407
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Collateralized Mortgage Obligations	—	47,854,287	—	47,854,287
Asset-Backed Securities	—	7,947,507	—	7,947,507
U.S. Government Agency Obligations	—	24,684,548	—	24,684,548
Sovereign Bonds	—	58,616,968	—	58,616,968
Commercial Mortgage-Backed Securities	—	28,069,658	—	28,069,658
U.S. Treasury Obligations	—	42,985,941	—	42,985,941
Short-Term Investments	530,000	8,691,016	—	9,221,016
Total Investments, at fair value	$530,000	$303,404,010	$—	$303,934,010
Other Financial Instruments+
Centrally Cleared Swaps	—	2,722,367	—	2,722,367
Forward Foreign Currency Contracts	—	1,074,441	—	1,074,441
Forward Premium Swaptions	—	52,393	—	52,393
Futures	314,836	—	—	314,836
Total Assets	$844,836	$307,253,211	$—	$308,098,047
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,566,874)	$—	$(2,566,874)
Forward Foreign Currency Contracts	—	(989,595)	—	(989,595)
Futures	(967,303)	—	—	(967,303)
Volatility Swaps	—	(24,947)	—	(24,947)
Written Options	—	(255,297)	—	(255,297)
Total Liabilities	$(967,303)	$(3,836,713)	$—	$(4,804,016)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN 15,771,554	USD 787,139	Barclays Bank PLC	11/08/19	$32,223
USD 89,000	RUB 5,707,223	Barclays Bank PLC	11/08/19	47
CNY 12,559,165	USD 1,754,822	Barclays Bank PLC	11/08/19	29,898
CNY 32,010,677	USD 4,529,644	Barclays Bank PLC	11/08/19	19,233
USD 993,262	COP 3,439,765,377	Barclays Bank PLC	11/08/19	(24,279)
USD 992,133	COP 3,439,765,377	Barclays Bank PLC	11/08/19	(25,408)
MYR 2,951,127	USD 706,298	Barclays Bank PLC	11/08/19	229
ZAR 73,261	USD 4,723	Barclays Bank PLC	11/08/19	123
USD 59,000	IDR 834,703,680	BNP Paribas	11/08/19	(413)
USD 3,259,719	PEN 11,075,323	BNP Paribas	11/08/19	(51,184)
USD 2,410,578	PLN 9,477,708	BNP Paribas	11/08/19	(70,133)
USD 30,000	CZK 690,409	BNP Paribas	11/08/19	(171)
CLP 21,294,000	USD 29,465	BNP Paribas	11/08/19	(749)
USD 590	PHP 31,017	BNP Paribas	11/08/19	(21)
CLP 21,823,816	USD 30,000	BNP Paribas	11/08/19	(569)
COP 3,413,867,022	USD 1,002,421	BNP Paribas	11/08/19	7,459
USD 1,641,467	CLP 1,167,606,671	BNP Paribas	11/08/19	66,862
COP 3,413,867,022	USD 1,002,546	BNP Paribas	11/08/19	7,334
PLN 119,421	USD 30,000	BNP Paribas	11/08/19	1,258
USD 121,000	RUB 8,183,859	BNP Paribas	11/08/19	(6,554)
PLN 5,803,006	USD 1,484,994	BNP Paribas	11/08/19	33,894
USD 30,000	HUF 9,036,306	BNP Paribas	11/08/19	(678)
USD 60,000	RON 259,007	BNP Paribas	11/08/19	(783)
PLN 8,737,510	USD 2,240,701	BNP Paribas	11/08/19	46,269
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 41,453	USD 30,000	BNP Paribas	11/08/19	471
PLN 21,328,521	USD 5,434,782	BNP Paribas	11/08/19	147,779
CZK 6,705,572	USD 289,143	BNP Paribas	11/08/19	3,896
USD 1,641,929	CLP 1,167,606,671	BNP Paribas	11/08/19	67,324
NOK 9,937,533	USD 1,088,090	Brown Brothers Harriman & Co.	11/08/19	(7,452)
JPY 4,270,451,683	USD 39,364,299	Brown Brothers Harriman & Co.	11/08/19	189,633
HKD 234,781	USD 30,000	Brown Brothers Harriman & Co.	11/08/19	(39)
GBP 7,747,600	USD 10,050,636	Brown Brothers Harriman & Co.	11/08/19	(13,506)
EUR 151,862	USD 168,827	Brown Brothers Harriman & Co.	11/08/19	588
EUR 108,950	USD 120,012	Brown Brothers Harriman & Co.	11/08/19	1,532
USD 1,279,000	EUR 1,144,017	Brown Brothers Harriman & Co.	12/13/19	(2,022)
USD 969,000	JPY 104,377,289	Brown Brothers Harriman & Co.	12/13/19	1,801
AUD 6,842,413	USD 4,719,000	Brown Brothers Harriman & Co.	12/13/19	16,569
CAD 9,920,439	USD 7,576,094	Citibank N.A.	11/08/19	(44,009)
USD 1,508,651	RON 6,438,962	Citibank N.A.	11/08/19	(2,420)
ZAR 53,902,167	USD 3,576,928	Citibank N.A.	11/08/19	(11,640)
TRY 101,974	USD 17,680	Citibank N.A.	11/08/19	137
USD 1,891,141	PLN 7,385,873	Citibank N.A.	11/08/19	(42,049)
USD 877,411	CNY 6,281,393	Citibank N.A.	11/08/19	(15,206)
USD 30,000	CLP 21,739,200	Citibank N.A.	11/08/19	683
USD 89,000	BRL 371,726	Citibank N.A.	11/08/19	(3,665)
USD 30,000	RUB 1,944,714	Citibank N.A.	11/08/19	(310)
NZD 1,369,187	USD 876,481	Citibank N.A.	11/08/19	1,438
USD 2,240,701	ZAR 32,853,181	Citibank N.A.	11/08/19	67,671
ILS 105,984	USD 30,000	Citibank N.A.	11/08/19	77
RON 6,774,483	USD 1,588,361	Citibank N.A.	11/08/19	1,448
USD 30,000	PLN 118,128	Citibank N.A.	11/08/19	(919)
THB 1,837,650	USD 60,000	Deutsche Bank AG	11/08/19	861
USD 89,000	KRW 105,949,160	Deutsche Bank AG	11/08/19	(2,001)
CLP 21,294,000	USD 29,637	Goldman Sachs International	11/08/19	(920)
CLP 502,387,424	USD 693,512	Goldman Sachs International	11/08/19	(16,005)
USD 2,410,581	PLN 9,477,708	Goldman Sachs International	11/08/19	(70,130)
USD 1,484,994	ZAR 21,894,330	Goldman Sachs International	11/08/19	36,822
USD 2,099,136	BRL 8,513,047	HSBC Bank USA N.A.	11/08/19	(23,015)
USD 2,145,356	IDR 30,918,861,969	HSBC Bank USA N.A.	11/08/19	(55,418)
THB 31,512,894	USD 1,020,274	HSBC Bank USA N.A.	11/08/19	23,407
KRW 4,296,927,594	USD 3,559,151	HSBC Bank USA N.A.	11/08/19	131,519
HKD 312,256	USD 39,823	HSBC Bank USA N.A.	11/08/19	25
ILS 1,224,650	USD 347,244	JPMorgan Chase Bank N.A.	11/08/19	297
USD 1,749,977	RUB 118,260,561	JPMorgan Chase Bank N.A.	11/08/19	(93,235)
USD 1,750,094	RUB 118,260,561	JPMorgan Chase Bank N.A.	11/08/19	(93,119)
CLP 501,262,151	USD 695,618	JPMorgan Chase Bank N.A.	11/08/19	(19,628)
USD 89,000	BRL 369,119	JPMorgan Chase Bank N.A.	11/08/19	(3,015)
SGD 763,827	USD 552,394	JPMorgan Chase Bank N.A.	11/08/19	9,080
EUR 44,044,108	USD 49,146,764	JPMorgan Chase Bank N.A.	11/08/19	(11,722)
PEN 551,405	USD 162,092	JPMorgan Chase Bank N.A.	11/08/19	2,747
USD 30,000	BRL 123,170	JPMorgan Chase Bank N.A.	11/08/19	(704)
CNY 5,707,782	USD 797,812	Morgan Stanley Capital Services LLC	11/08/19	13,292
USD 119,576	EUR 108,950	Morgan Stanley Capital Services LLC	11/08/19	(1,967)
USD 3,261,669	PEN 11,075,323	Morgan Stanley Capital Services LLC	11/08/19	(49,234)
USD 1,641,303	CLP 1,167,606,671	Morgan Stanley Capital Services LLC	11/08/19	66,698
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 30,000	IDR 430,842,000	Morgan Stanley Capital Services LLC	11/08/19	(667)
USD 2,099,343	BRL 8,513,047	Morgan Stanley Capital Services LLC	11/08/19	(22,808)
USD 2,097,895	BRL 8,513,047	Morgan Stanley Capital Services LLC	11/08/19	(24,256)
HUF 64,456,454	USD 219,421	Morgan Stanley Capital Services LLC	11/08/19	(591)
USD 434,000	AUD 632,566	State Street Bank and Trust Co.	11/08/19	(2,108)
SEK 47,749,555	USD 4,957,268	State Street Bank and Trust Co.	11/08/19	(10,989)
MXN 608,504	USD 30,000	State Street Bank and Trust Co.	11/08/19	1,613
JPY 65,074,146	USD 600,000	State Street Bank and Trust Co.	11/08/19	2,732
GBP 549,628	USD 705,000	State Street Bank and Trust Co.	11/08/19	7,051
USD 30,000	MXN 585,706	State Street Bank and Trust Co.	11/08/19	(429)
DKK 4,946,164	USD 738,770	State Street Bank and Trust Co.	11/08/19	(192)
USD 30,000	PLN 115,307	State Street Bank and Trust Co.	11/08/19	(181)
USD 893,000	AUD 1,299,538	State Street Bank and Trust Co.	11/08/19	(2,937)
USD 631,000	CAD 825,226	State Street Bank and Trust Co.	11/08/19	4,448
GBP 10,200	USD 12,702	State Street Bank and Trust Co.	11/08/19	513
CHF 5,475,479	USD 5,547,505	State Street Bank and Trust Co.	11/08/19	4,528
CAD 3,840,534	USD 2,936,000	State Street Bank and Trust Co.	11/08/19	(20,077)
ZAR 444,252	USD 30,000	State Street Bank and Trust Co.	11/08/19	(616)
USD 578,000	CAD 754,531	State Street Bank and Trust Co.	11/08/19	5,123
AUD 5,306,290	USD 3,643,886	State Street Bank and Trust Co.	11/08/19	14,414
USD 3,879,000	NOK 35,660,179	State Street Bank and Trust Co.	12/13/19	(46,913)
USD 578,000	GBP 448,053	State Street Bank and Trust Co.	12/13/19	(3,155)
NZD 706,510	USD 453,000	State Street Bank and Trust Co.	12/13/19	2,034
GBP 776,836	USD 1,006,000	State Street Bank and Trust Co.	12/13/19	622
CAD 771,357	USD 585,000	State Street Bank and Trust Co.	12/13/19	739
USD 1,773,007	PLN 7,115,347	Toronto Dominion Securities	11/08/19	(89,375)
USD 499	SGD 692	Toronto Dominion Securities	11/08/19	(9)
				$84,846

At October 31, 2019, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	13	12/16/19	$1,306,676	$(5,192)
Australia 3-Year Bond	27	12/16/19	2,147,280	361
Canada 10-Year Bond	37	12/18/19	3,990,191	(80,725)
Euro-Bobl 5-Year	74	12/06/19	11,110,482	(164,673)
Euro-Buxl® 30-year German Government Bond	21	12/06/19	4,917,535	(294,800)
Euro-OAT	64	12/06/19	12,018,826	(268,950)
Euro-Schatz	137	12/06/19	17,123,854	(91,887)
Long Gilt	26	12/27/19	4,473,944	(30,764)
Long-Term Euro-BTP	36	12/06/19	5,800,584	(22,796)
Short Gilt	14	12/27/19	1,889,299	(7,516)
U.S. Treasury 2-Year Note	16	12/31/19	3,449,625	1,595
			$68,228,296	$(965,347)
Short Contracts:
Euro-Bund	(14)	12/06/19	(2,681,894)	72,214
Japanese Government Bonds 10-Year Mini	(9)	12/12/19	(1,284,869)	6,484
U.S. Treasury 10-Year Note	(122)	12/19/19	(15,896,219)	31,769
U.S. Treasury 5-Year Note	(183)	12/31/19	(21,814,172)	106,875
U.S. Treasury Long Bond	(4)	12/19/19	(645,500)	17,367
U.S. Treasury Ultra 10-Year Note	(24)	12/19/19	(3,410,625)	21,311
U.S. Treasury Ultra Long Bond	(7)	12/19/19	(1,328,250)	56,860
			$(47,061,529)	$312,880

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

At October 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR15,394,000	$(2,116,619)	$172,422
					$(2,116,619)	$172,422
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 32, Version 2	Sell	5.000	12/20/24	USD17,450,000	1,249,716	93,322
					1,249,716	$93,322

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

At October 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294%	Annual	02/10/23	EUR 5,700,000	$133,447	$136,709
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.135)	Annual	03/17/30	EUR 3,212,000	(72,373)	(65,736)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.005)	Annual	03/17/30	EUR 1,762,000	(13,694)	(13,539)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.069	Annual	03/17/30	EUR 1,211,000	763	798
Pay	6-month EUR-EURIBOR	Semi-Annual	0.128	Annual	03/17/30	EUR 1,282,000	9,324	9,309
Pay	6-month EUR-EURIBOR	Semi-Annual	0.401	Annual	03/17/50	EUR 406,000	(6,143)	(6,073)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.489	Annual	03/17/50	EUR 178,000	2,431	2,431
Pay	6-month GBP-LIBOR	Semi-Annual	1.483	Semi-Annual	04/29/49	GBP 500,000	98,189	92,834
Pay	6-month JPY-LIBOR	Semi-Annual	(0.015)	Semi-Annual	02/13/24	JPY 3,033,800,000	130,091	132,656
Pay	6-month JPY-LIBOR	Semi-Annual	0.135	Semi-Annual	02/13/29	JPY 584,400,000	80,135	81,306
Pay	6-month JPY-LIBOR	Semi-Annual	0.328	Semi-Annual	02/13/34	JPY 482,800,000	148,980	150,443
Pay	6-month JPY-LIBOR	Semi-Annual	0.519	Semi-Annual	02/15/39	JPY 100,000,000	60,886	61,204
Pay	6-month JPY-LIBOR	Semi-Annual	0.462	Semi-Annual	05/07/39	JPY 100,000,000	50,794	51,205
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY 417,900,000	326,577	329,122
Pay	6-month JPY-LIBOR	Semi-Annual	0.670	Semi-Annual	02/07/49	JPY 210,000,000	226,052	227,260
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	04/05/49	JPY40,000,000	31,116	31,570
Pay	6-month JPY-LIBOR	Semi-Annual	0.603	Semi-Annual	05/07/49	JPY 100,000,000	90,006	90,700
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD 833,000	91,200	91,200
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD 616,000	53,668	53,668
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD 850,000	31,079	31,079
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD 3,090,000	310,710	311,108
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD 1,600,000	301,442	301,664
Receive	6-month EUR-EURIBOR	Semi-Annual	0.037	Annual	03/17/30	EUR 577,000	1,733	1,707
Receive	6-month EUR-EURIBOR	Semi-Annual	0.099	Annual	03/17/30	EUR 303,000	(1,223)	(1,223)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.129	Annual	02/16/46	EUR 1,300,000	(256,932)	(265,855)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.192	Annual	03/17/50	EUR 1,532,000	127,327	113,602
Receive	6-month EUR-EURIBOR	Semi-Annual	0.389	Annual	03/17/50	EUR 773,000	14,713	14,507
Receive	6-month EUR-EURIBOR	Semi-Annual	0.468	Annual	03/17/50	EUR 580,000	(3,940)	(4,001)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.532	Annual	03/17/50	EUR 730,000	(20,060)	(20,024)
Receive	1-month USD-LIBOR	Monthly	2.371	Monthly	03/05/20	USD 9,500,000	(21,650)	(21,650)
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD 6,000,000	(63,375)	(63,375)
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD 20,500,000	115,161	115,161
Receive	1-month USD-LIBOR	Monthly	1.493	Monthly	09/12/21	USD 28,000,000	(29,514)	(29,514)
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD 18,400,000	(324,333)	(325,851)
Receive	1-month USD-LIBOR	Monthly	1.522	Monthly	10/30/24	USD 9,000,000	(66,488)	(66,347)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD 2,130,000	(122,906)	(122,906)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD 2,360,000	(165,044)	(165,044)
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD 2,600,000	(205,226)	(205,226)
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD 1,140,000	(109,550)	(109,550)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD 3,420,000	(185,158)	(185,526)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD 1,970,000	(192,378)	(192,378)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD 1,600,000	(222,994)	(222,994)
Receive	3-month USD-LIBOR	Quarterly	1.816	Semi-Annual	08/05/29	USD 4,832,000	(98,206)	(98,206)
Receive	3-month USD-LIBOR	Quarterly	1.533	Semi-Annual	08/09/29	USD 4,519,000	25,380	25,380
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD 1,270,000	(126,883)	(126,883)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD 530,000	(106,047)	(106,047)
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD 500,000	(148,925)	(148,926)
							$(101,838)	$(110,251)

At October 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Global Bond Fund:
Pay/ Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. JPY Spot Exchange Rate	5.800%	Citibank N.A.	01/27/20	USD	30,000	$(24,947)	$(24,947)
							$(24,947)	$(24,947)
At October 31, 2019, the following over-the-counter purchased foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put JPY	BNP Paribas	02/26/20	108.500 USD	7,600,000	$51,047	$58,165
Put USD vs. Call JPY	BNP Paribas	02/26/20	97.000 USD	11,400,000	53,580	10,361
					$104,627	$68,526

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

At October 31, 2019, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Put USD vs. Call JPY	BNP Paribas	02/26/20	100.000 USD	11,400,000	$93,227	$(21,079)
					$93,227	$(21,079)
At October 31, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	0.043%	6-month EUR-EURIBOR	03/13/20	EUR11,700,000	$189,305	$140,152
							$189,305	$140,152
At October 31, 2019, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 30-year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Receive	0.471%	6-month EUR-EURIBOR	03/13/20	EUR6,200,000	$357,516	$(234,218)
							$357,516	$(234,218)
At October 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD21,327,500	$(1,056,778)	$52,393
							$(1,056,778)	$52,393

(1)
Payments made at maturity date.

(2)
Fund pays the exercise rate annually and receives the floating rate index semi-annually.

(3)
Fund receives the exercise rate annually and pays the floating rate index semi-annually.

(4)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(5)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CNY – Chinese Yuan
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$68,526
Interest rate contracts	Investments in securities at value*	140,152
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,074,441
Interest rate contracts	Unrealized appreciation on forward premium swaptions	52,393
Interest rate contracts	Net Assets — Unrealized appreciation**	314,836
Credit Contracts	Net Assets — Unrealized appreciation***	265,744
Interest rate contracts	Net Assets — Unrealized appreciation***	2,456,623
Total Asset Derivatives		$4,372,715
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$989,595
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	24,947
Interest rate contracts	Net Assets — Unrealized depreciation**	967,303
Interest rate contracts	Net Assets — Unrealized depreciation***	2,566,874
Foreign exchange contracts	Written options, at fair value	21,079
Interest rate contracts	Written options, at fair value	234,218
Total Liability Derivatives		$4,804,016

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$366,550	$—	$366,550
Equity contracts	—	—	(128,702)	—	—	(128,702)
Foreign exchange contracts	—	(2,967,853)	—	—	—	(2,967,853)
Interest rate contracts	(489,678)	—	4,112,413	(204,277)	(604,789)	2,813,669
Total	$(489,678)	$(2,967,853)	$3,983,711	$162,273	$(604,789)	$83,664
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$265,744	$—	$265,744
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	(36,101)	1,395,779	—	(24,947)	72,148	1,313,652
Interest rate contracts	51,030	—	(309,132)	(4,735,984)	739,352	(4,161,507)
Total	$14,929	$1,395,779	$(309,132)	$(4,495,187)	$811,500	$(2,582,111)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2019:
	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	State Street Bank and Trust Co.	Toronto Dominion Securities	Totals
Assets:
Purchased options	$—	$68,526	$—	$—	$—	$—	$—	$—	$140,152	$—	$—	$208,678
Forward premium swaptions	—	—	—	—	—	—	—	—	52,393	—	—	52,393
Forward foreign currency contracts	81,753	382,546	210,123	71,454	861	36,822	154,951	12,124	79,990	43,817	—	1,074,441
Total Assets	$81,753	$451,072	$210,123	$71,454	$861	$36,822	$154,951	$12,124	$272,535	$43,817	$—	$1,335,512
Liabilities:
Forward foreign currency contracts	$49,687	$131,255	$23,019	$120,218	$2,001	$87,055	$78,433	$221,423	$99,523	$87,597	$89,384	$989,595
Volatility swaps	—	—	—	24,947	—	—	—	—	—	—	—	24,947
Written options	—	21,079	—	—	—	—	—	—	234,218	—	—	255,297
Total Liabilities	$49,687	$152,334	$23,019	$145,165	$2,001	$87,055	$78,433	$221,423	$333,741	$87,597	$89,384	$1,269,839
Net OTC derivative instruments by counterparty, at fair value	$32,066	$298,738	$187,104	$(73,711)	$(1,140)	$(50,233)	$76,518	$(209,299)	$(61,206)	$(43,780)	$(89,384)	$65,673
Total collateral pledged by the Fund/(Received from counterparty)	$—	$(298,738)	$—	$—	$—	$—		$—	$—	$43,780	$—	$(254,958)
Net Exposure(1)(2)	$32,066	$—	$187,104	$(73,711)	$(1,140)	$(50,233)	$76,518	$(209,299)	$(61,206)	$—	$(89,384)	$(189,285)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2019 (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2019, the Fund had pledged $80,000 in cash collateral to State Street Bank and Trust Co. In addition, the Fund had received $300,000 and $10,000 in cash collateral from BNP Paribas and Goldman Sachs International, respectively. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $293,655,988.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$15,992,374
Gross Unrealized Depreciation	(6,967,527)
Net Unrealized Appreciation	$9,024,847
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Australia: 3.2%
28,129	Rio Tinto Ltd.	$1,758,994	0.7
642,791	Other Securities	5,829,558	2.5
		7,588,552	3.2
	Belgium: 0.3%
9,355 (1)	Other Securities	754,002	0.3

	Canada: 4.6%
17,492	Canadian Imperial Bank of Commerce - XTSE	1,491,555	0.6
15,896	Waste Connections, Inc.	1,468,790	0.6
219,862	Other Securities	8,133,100	3.4
		11,093,445	4.6
	China: 0.4%
12,405,000 (1)(2)	Other Securities	1,047,866	0.4

	Denmark: 1.2%
33,076	Novo Nordisk A/S	1,818,807	0.8
12,486 (1)	Other Securities	1,062,523	0.4
		2,881,330	1.2
	Finland: 0.8%
46,315 (1)	Other Securities	1,890,281	0.8

	France: 2.1%
176,337 (1)	Other Securities	4,974,068	2.1

	Germany: 1.1%
211,412 (1)	Other Securities	2,641,916	1.1

	Hong Kong: 1.1%
517,600	Other Securities	2,646,136	1.1

	Israel: 0.3%
98,714	Other Securities	719,057	0.3

	Italy: 0.9%
70,938 (3)(4)	Poste Italiane SpA	861,643	0.4
255,918 (1)	Other Securities	1,313,858	0.5
		2,175,501	0.9
	Japan: 8.4%
53,100	Canon, Inc.	1,457,049	0.6
612,477	Other Securities	18,501,593	7.8
		19,958,642	8.4
	Netherlands: 3.1%
35,973 (4)	ABN AMRO Bank NV	670,539	0.3
84,132	Royal Dutch Shell PLC - Class A	2,438,833	1.0
30,022	Unilever NV	1,774,502	0.7
204,578 (1)	Other Securities	2,539,272	1.1
		7,423,146	3.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.1%
95,618	Other Securities	$274,296	0.1

	Norway: 0.8%
106,432 (1)	Other Securities	1,823,454	0.8

	Singapore: 0.8%
879,000	Other Securities	1,867,428	0.8

	Spain: 2.0%
4,110 (4)	Aena SME SA	754,440	0.3
19,720 (3)	Amadeus IT Group SA	1,458,851	0.6
124,359 (1)(5)	Other Securities	2,543,835	1.1
		4,757,126	2.0
	Switzerland: 2.6%
16,432	Nestle SA	1,757,918	0.7
8,767	Roche Holding AG	2,638,481	1.1
4,710	Zurich Insurance Group AG	1,844,908	0.8
		6,241,307	2.6
	United Kingdom: 5.0%
89,362 (4)	Auto Trader Group PLC	651,120	0.3
87,108	GlaxoSmithKline PLC	1,995,209	0.9
49,915	Persimmon PLC	1,472,312	0.6
2,081,631	Other Securities	7,714,710	3.2
		11,833,351	5.0
	United States: 60.6%
26,180	AbbVie, Inc.	2,082,619	0.9
29,746	Aflac, Inc.	1,581,297	0.7
7,974	Air Products & Chemicals, Inc.	1,700,535	0.7
42,198	Altria Group, Inc.	1,890,048	0.8
7,355	Amgen, Inc.	1,568,454	0.7
71,195	AT&T, Inc.	2,740,296	1.1
34,764	Bristol-Myers Squibb Co.	1,994,411	0.8
19,037	Chevron Corp.	2,210,957	0.9
50,568	Cisco Systems, Inc.	2,402,486	1.0
13,412	Citrix Systems, Inc.	1,460,030	0.6
16,047	Eli Lilly & Co.	1,828,556	0.8
10,649	Expedia Group, Inc.	1,455,292	0.6
10,239	Hershey Co.	1,503,802	0.6
11,802	Honeywell International, Inc.	2,038,559	0.9
39,170	Intel Corp.	2,214,280	0.9
14,418	International Business Machines Corp.	1,928,119	0.8
24,415	Johnson & Johnson	3,223,757	1.3
16,806	JPMorgan Chase & Co.	2,099,405	0.9
7,339	L3Harris Technologies, Inc.	1,514,109	0.6
7,918	McDonald’s Corp.	1,557,471	0.7
30,250	Merck & Co., Inc.	2,621,465	1.1
50,352	Microsoft Corp.	7,218,966	3.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
39,024	Oracle Corp.	$2,126,418	0.9
17,637	Paychex, Inc.	1,475,159	0.6
17,419	PepsiCo, Inc.	2,389,364	1.0
62,488	Pfizer, Inc.	2,397,665	1.0
26,916	Philip Morris International, Inc.	2,192,039	0.9
13,935	Phillips 66	1,627,887	0.7
21,124	Procter & Gamble Co.	2,630,149	1.1
14,421	Quest Diagnostics, Inc.	1,460,126	0.6
16,780	Republic Services, Inc.	1,468,418	0.6
27,000	Southern Co.	1,691,820	0.7
15,488	Texas Instruments, Inc.	1,827,429	0.8
19,000	Tyson Foods, Inc.	1,573,010	0.7
14,668	Waste Management, Inc.	1,645,896	0.7
39,401	Wells Fargo & Co.	2,034,274	0.8
65,738	Western Union Co.	1,647,394	0.7
1,620,643 (5)	Other Securities	67,734,764	28.4
		144,756,726	60.6
	Total Common Stock (Cost $225,714,142)	237,347,630	99.4
EXCHANGE-TRADED FUNDS: 0.4%
7,528	Other Securities	1,057,916	0.4
	Total Exchange-Traded Funds (Cost $1,032,799)	1,057,916	0.4
	Total Long-Term Investments (Cost $226,746,941)	238,405,546	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.8%
922,783 (6)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $922,827, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $941,285, due 11/07/19-09/09/49) (Cost $922,783)	922,783	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (6)	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/19, 1.90%, due 11/01/19 (Repurchase Amount $1,000,052, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $1,020,000, due 04/15/20-10/15/21) (Cost $1,000,000)	$1,000,000	0.4
		1,992,783	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
117,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690% (Cost $117,000)	117,000	0.1
	Total Short-Term Investments (Cost $2,039,783)	2,039,783	0.9
	Total Investments in Securities (Cost $228,786,724)	$240,445,329	100.7
	Liabilities in Excess of Other Assets	(1,707,353)	(0.7)
	Net Assets	$238,737,976	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains Level 3 securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2019 (continued)

(5)
The grouping contains securities on loan.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Information Technology	20.1%
Financials	15.9
Industrials	12.0
Health Care	11.4
Consumer Staples	10.3
Consumer Discretionary	7.9
Sector Diversification	Percentage of Net Assets
Communication Services	6.5
Utilities	4.5
Energy	4.3
Materials	3.4
Real Estate	3.1
Exchange-Traded Funds	0.4
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,588,552	$—	$7,588,552
Belgium	—	754,002	—	754,002
Canada	11,093,445	—	—	11,093,445
China	—	1,047,866	—	1,047,866
Denmark	—	2,881,330	—	2,881,330
Finland	—	1,890,281	—	1,890,281
France	449,002	4,525,066	—	4,974,068
Germany	487,304	2,154,612	—	2,641,916
Hong Kong	—	2,646,136	—	2,646,136
Israel	—	719,057	—	719,057
Italy	—	2,175,501	—	2,175,501
Japan	—	19,958,642	—	19,958,642
Netherlands	—	7,423,146	—	7,423,146
New Zealand	—	274,296	—	274,296
Norway	—	1,823,454	—	1,823,454
Singapore	—	1,867,428	—	1,867,428
Spain	—	4,757,126	—	4,757,126
Switzerland	—	6,241,307	—	6,241,307
United Kingdom	—	11,833,351	—	11,833,351
United States	144,756,726	—	—	144,756,726
Total Common Stock	156,786,477	80,561,153	—	237,347,630
Exchange-Traded Funds	1,057,916	—	—	1,057,916
Short-Term Investments	117,000	1,922,783	—	2,039,783
Total Investments, at fair value	$157,961,393	$82,483,936	$—	$240,445,329

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2019 (continued)

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $229,493,063.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,373,258
Gross Unrealized Depreciation	(11,395,287)
Net Unrealized Appreciation	$10,977,971
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.7%
218,997	iShares Global REIT ETF	$6,283,024	9.7
	Total Exchange-Traded Funds (Cost $5,738,776)	6,283,024	9.7
MUTUAL FUNDS:90.1%
	Affiliated Investment Companies: 90.1%
300,963	Voya Corporate Leaders® 100 Fund - Class R6	6,732,551	10.4
662,603	Voya Global Bond Fund - Class R6	6,440,498	9.9
753,497	Voya GNMA Income Fund - Class I	6,412,264	9.9
803,188	Voya High Yield Bond Fund - Class R6	6,409,441	9.9
614,328	Voya Intermediate Bond Fund - Class R6	6,413,580	9.9
262,555 (1)	Voya MidCap Opportunities Fund - Class R6	6,398,461	9.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
527,554	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$6,515,289	10.1
678,156	Voya Multi-Manager International Factors Fund - Class I	6,537,421	10.1
455,849	Voya Small Company Fund - Class R6	6,454,816	10.0
	Total Mutual Funds (Cost $57,176,407)	58,314,321	90.1
	Total Investments in Securities (Cost $62,915,183)	$64,597,345	99.8
	Assets in Excess of Other Liabilities	107,562	0.2
	Net Assets	$64,704,907	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,283,024	$—	$—	$6,283,024
Mutual Funds	58,314,321	—	—	58,314,321
Total Investments, at fair value	$64,597,345	$—	$—	$64,597,345

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2019 (continued)

The following table provides transactions during the year ended October 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders ® 100 Fund - Class R6	$5,203,336	$3,339,142	$(1,786,830)	$(23,097)	$6,732,551	$101,416	$259,394	$355,711
Voya Global Bond Fund - Class R6	5,193,221	$2,179,404	(1,097,752)	165,625	6,440,498	230,841	56,823	91
Voya Global Real Estate Fund - Class R6	5,127,859	$911,763	(6,813,038)	773,416	—	33,908	(971,589)	584,782
Voya GNMA Income Fund - Class I	5,183,018	$2,203,210	(1,259,775)	285,811	6,412,264	160,933	(26,017)	—
Voya High Yield Bond Fund - Class R6	5,218,200	1,978,608	(942,428)	155,061	6,409,441	315,567	10,770	—
Voya Intermediate Bond Fund - Class R6	5,181,577	2,083,021	(1,289,857)	438,839	6,413,580	195,410	5,289	—
Voya MidCap Opportunities Fund - Class R6	5,243,097	2,478,308	(1,281,661)	(41,283)	6,398,461	—	(26,972)	791,489
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,266,368	1,738,171	(1,076,308)	587,058	6,515,289	51,659	222,789	—
Voya Multi-Manager International Factors Fund - Class I	5,214,187	2,124,881	(883,628)	81,981	6,537,421	136,771	32,175	206,864
Voya Small Company Fund - Class R6	5,186,266	2,940,614	(1,585,984)	(86,080)	6,454,816	13,046	(277,480)	749,582
	$52,017,129	$21,977,122	$(18,017,261)	$2,337,331	$58,314,321	$1,239,551	$(714,818)	$2,688,519
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $63,697,330.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,267,579
Gross Unrealized Depreciation	(1,367,563)
Net Unrealized Appreciation	$900,016
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Argentina: 0.2%
4,260 (1)	Other Securities	$397,288	0.2

	Australia: 6.4%
668,400	Beach Energy Ltd.	1,051,381	0.7
136,509	Charter Hall Group	1,063,667	0.7
123,506	Iluka Resources Ltd.	799,437	0.5
3,485,675 (1)(2)	Other Securities	7,165,169	4.5
		10,079,654	6.4
	Austria: 0.5%
25,060 (1)(2)	Other Securities	774,024	0.5

	Azerbaijan: 0.0%
14,821	Other Securities	25,931	0.0

	Belgium: 0.6%
16,242 (1)	Other Securities	934,550	0.6

	Canada: 7.0%
15,901	BRP, Inc.	713,378	0.4
26,233	Canadian Western Bank	664,240	0.4
4,964	Cogeco Communications, Inc.	429,088	0.3
2,025	Cogeco, Inc.	156,714	0.1
27,900	iA Financial Corp., Inc.	1,343,631	0.8
11,888	Kirkland Lake Gold Ltd.	558,251	0.4
1,291,371 (1)(2)	Other Securities	7,305,578	4.6
		11,170,880	7.0
	China: 2.5%
7,991,616 (1)(3)	Other Securities	4,010,542	2.5

	Denmark: 0.9%
6,998	Royal Unibrew A/S	574,111	0.4
72,186 (1)	Other Securities	846,953	0.5
		1,421,064	0.9
	Faeroe Islands: 0.2%
3,837 (1)	Other Securities	240,277	0.2

	Finland: 1.3%
175,148 (1)	Other Securities	2,030,254	1.3

	France: 6.2%
5,115	Alten Ltd.	562,661	0.4
6,132	Arkema SA	627,536	0.4
6,486	Eiffage SA	696,636	0.4
12,843 (5)	Maisons du Monde SA	177,727	0.1
5,345 (4)	Soitec	589,559	0.4
5,121	Teleperformance	1,161,870	0.7
12,128 (4)	UbiSoft Entertainment	716,756	0.4
4,146 (4)(5)	Worldline SA/France	252,273	0.2
359,748 (1)(2)	Other Securities	5,037,311	3.2
		9,822,329	6.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 4.4%
29,082	Alstria Office REIT-AG	$544,910	0.4
6,480	Amadeus Fire AG	816,292	0.5
6,259	Carl Zeiss Meditec AG	682,257	0.4
15,207 (5)	Deutsche Pfandbriefbank AG	207,824	0.1
134,618 (1)(2)	Other Securities	4,705,719	3.0
		6,957,002	4.4
	Greece: 0.1%
9,471	Other Securities	83,910	0.1

	Hong Kong: 1.9%
361,851	Road King Infrastructure	661,973	0.4
13,230,408 (1)(3)	Other Securities	2,393,203	1.5
		3,055,176	1.9
	India: 0.0%
76,393 (1),(3)	Other Securities	72,335	0.0

	Indonesia: 0.0%
807,110 (1)	Other Securities	45,000	0.0

	Ireland: 0.7%
228,724 (1)	Other Securities	1,101,852	0.7

	Israel: 2.5%
178,972	Israel Discount Bank Ltd.	817,871	0.5
25,716	Mizrahi Tefahot Bank Ltd.	638,030	0.4
332,317 (1)(2)	Other Securities	2,479,599	1.6
		3,935,500	2.5
	Italy: 5.3%
22,980	Amplifon S.p.A.	577,909	0.4
34,307 (5)	Anima Holding SpA	148,929	0.1
22,817	ASTM SpA	719,155	0.4
35,777	Azimut Holding S.p.A.	735,705	0.5
17,401	Banca Generali SpA	568,081	0.3
36,740 (5)	Infrastrutture Wireless Italiane SpA	376,980	0.2
46,918 (4)(5)(6)	OVS SpA	93,623	0.1
805,316 (1)	Other Securities	5,234,297	3.3
		8,454,679	5.3
	Japan: 24.2%
16,300	Advantest Corp.	741,788	0.5
28,182	DTS Corp.	596,850	0.4
41,600	Infocom Corp.	867,874	0.5
28,000	Net One systems Co., Ltd.	754,896	0.5
5,993	Nippon Shinyaku Co., Ltd.	540,668	0.3
12,000	TIS, Inc.	727,602	0.5
26,376	Yuasa Trading Co., Ltd.	818,258	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
19,950	Zenkoku Hosho Co. Ltd.	$832,892	0.5
2,487,200 (1)(2)	Other Securities	32,445,474	20.5
		38,326,302	24.2
	Liechtenstein: 0.0%
415	Other Securities	64,785	0.0

	Luxembourg: 0.0%
220 (1)	Other Securities	17,274	0.0

	Malaysia: 0.2%
1,394,771 (1)	Other Securities	381,923	0.2

	Netherlands: 1.5%
7,096 (5)	Euronext NV	572,449	0.4
12,473 (5)	Intertrust NV	237,441	0.1
509,090 (1)(2)(3)	Other Securities	1,507,243	1.0
		2,317,133	1.5
	New Zealand: 0.3%
153,510	Other Securities	402,361	0.3

	Norway: 0.9%
7,502	Sparebank 1 Nord Norge	58,198	0.0
59,056	SpareBank 1 SMN	636,306	0.4
107,826 (1)	Other Securities	705,377	0.5
		1,399,881	0.9
	Philippines: 0.0%
119,970	Other Securities	37,759	0.0

	Poland: 0.0%
9,114 (1)	Other Securities	44,537	0.0

	Portugal: 0.2%
44,700 (1)	Other Securities	307,994	0.2

	Singapore: 0.9%
2,143,214 (1)	Other Securities	1,462,092	0.9

	South Africa: 0.3%
300,146 (1)	Other Securities	429,823	0.3

	South Korea: 3.0%
308,167 (1)	Other Securities	4,794,064	3.0

	Spain: 1.8%
101,419	Faes Farma SA	582,812	0.4
149,725 (1)	Other Securities	2,231,382	1.4
		2,814,194	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 2.6%
36,476 (5)	Dometic Group AB	$338,652	0.2
15,280 (5)	Evolution Gaming Group AB	365,463	0.3
34,587 (5)	Resurs Holding AB	203,687	0.1
546,250 (1)(2)	Other Securities	3,201,118	2.0
		4,108,920	2.6
	Switzerland: 5.9%
5,580	Cembra Money Bank AG	591,734	0.4
16,585	Logitech International SA	680,766	0.4
3,365	Swiss Life Holding AG	1,685,250	1.1
5,997	Tecan Group AG	1,418,767	0.9
7,087 (4)(5)	Wizz Air Holdings PLC	350,953	0.2
67,346 (1)	Other Securities	4,644,759	2.9
		9,372,229	5.9
	Taiwan: 1.0%
1,349,121 (1)	Other Securities	1,593,033	1.0

	Thailand: 0.8%
671,900	Thanachart Capital PCL	1,179,828	0.8
129,181	Other Securities	42,989	0.0
		1,222,817	0.8
	Turkey: 0.1%
446,973 (1)	Other Securities	117,892	0.1

	United Kingdom: 11.9%
46,159 (5)	Auto Trader Group PLC	336,329	0.2
44,133 (5)	Avast PLC	236,969	0.2
111,883	B&M European Value Retail SA	536,747	0.3
31,582	Computacenter PLC	558,887	0.4
57,588 (5)	ConvaTec Group PLC	147,122	0.1
40,148	Dart Group PLC	657,874	0.4
139,746	Drax Group PLC	537,241	0.3
21,767	Hikma Pharmaceuticals PLC	566,875	0.4
94,611	JD Sports Fashion PLC	941,147	0.6
150,207	OneSavings Bank PLC	700,681	0.4
54,365	Softcat PLC	662,571	0.4
37,447 (4)(5)	Trainline PLC	202,032	0.1
2,729,970 (1)(2)	Other Securities	12,765,205	8.1
		18,849,680	11.9
	United States: 0.4%
68,620 (1)	Other Securities	607,108	0.4
	Total Common Stock (Cost $141,357,879)	153,284,048	96.7

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.8%
30,214	Vanguard FTSE Developed Markets ETF	$1,281,074	0.8
	Total Exchange-Traded Funds (Cost $1,274,170)	1,281,074	0.8
PREFERRED STOCK: 0.5%
	Germany: 0.5%
11,528	Draegerwerk AG & Co. KGaA	675,645	0.4
4,160 (1)	Other Securities	106,647	0.1
		782,292	0.5
	South Africa: 0.0%
776	Other Securities	38,003	0.0

	Sweden: 0.0%
955 (1)	Other Securities	35,628	0.0

	United Kingdom: 0.0%
371,322 (1)	Other Securities	481	0.0
	Total Preferred Stock (Cost $788,694)	856,404	0.5
RIGHTS: — %
	Australia: — %
6,859 (1)	Other Securities	—	—
	Total Rights (Cost $ — )	—	—
	Total Long-Term Investments (Cost $143,420,743)	155,421,526	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Repurchase Agreements: 1.2%
1,000,000 (7)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,020,050, due 11/07/19-09/09/49)	1,000,000	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
928,802 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/19, 1.74%, due 11/01/19 (Repurchase Amount $928,846, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $947,378, due 01/02/20-09/01/49)	$928,802	0.6
		1,928,802	1.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
3,578,176 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $3,578,176)	3,578,176	2.3
	Total Short-Term Investments (Cost $5,506,978)	5,506,978	3.5
	Total Investments in Securities (Cost $148,927,721)	$160,928,504	101.5
	Liabilities in Excess of Other Assets	(2,406,755)	(1.5)
	Net Assets	$158,521,749	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains securities on loan.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019 (continued)

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Industrials	19.6%
Information Technology	13.8
Financials	13.1
Consumer Discretionary	11.0
Health Care	9.4
Materials	9.4
Real Estate	7.8
Communication Services	4.4
Consumer Staples	3.3
Energy	3.1
Utilities	2.3
Exchange-Traded Funds	0.8
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$397,288	$—	$—	$397,288
Australia	112,628	9,967,026	—	10,079,654
Austria	33,045	740,979	—	774,024
Azerbaijan	—	25,931	—	25,931
Belgium	545,267	389,283	—	934,550
Canada	11,094,384	76,496	—	11,170,880
China	599,257	3,411,285	—	4,010,542
Denmark	94,556	1,326,508	—	1,421,064
Faeroe Islands	—	240,277	—	240,277
Finland	605,487	1,424,767	—	2,030,254
France	1,006,030	8,816,299	—	9,822,329
Germany	1,253,643	5,703,359	—	6,957,002
Greece	—	83,910	—	83,910
Hong Kong	192,415	2,862,761	—	3,055,176
India	40,427	31,908	—	72,335
Indonesia	—	45,000	—	45,000
Ireland	389,677	712,175	—	1,101,852
Israel	1,472,062	2,463,438	—	3,935,500
Italy	1,886,884	6,567,795	—	8,454,679
Japan	543,221	37,783,081	—	38,326,302
Liechtenstein	64,785	—	—	64,785
Luxembourg	17,274	—	—	17,274
Malaysia	175,907	206,016	—	381,923
Netherlands	83,841	2,233,292	—	2,317,133
New Zealand	63,455	338,906	—	402,361
Norway	564,021	835,860	—	1,399,881
Philippines	7,491	30,268	—	37,759
Poland	26,761	17,776	—	44,537
Portugal	—	307,994	—	307,994
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Singapore	92,037	1,370,055	—	1,462,092
South Africa	429,823	—	—	429,823
South Korea	308,465	4,485,599	—	4,794,064
Spain	284,329	2,529,865	—	2,814,194
Sweden	364,437	3,744,483	—	4,108,920
Switzerland	301,298	9,070,931	—	9,372,229
Taiwan	84,135	1,508,898	—	1,593,033
Thailand	9,472	1,213,345	—	1,222,817
Turkey	13,398	104,494	—	117,892
United Kingdom	5,039,657	13,810,023	—	18,849,680
United States	607,108	—	—	607,108
Total Common Stock	28,803,965	124,480,083	—	153,284,048
Exchange-Traded Funds	1,281,074	—	—	1,281,074
Preferred Stock	768,313	88,091	—	856,404
Rights	—	—	—	—
Short-Term Investments	3,578,176	1,928,802	—	5,506,978
Total Investments, at fair value	$34,431,528	$126,496,976	$—	$160,928,504
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(28)	$—	$(28)
Total Liabilities	$—	$(28)	$—	$(28)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 27,411	JPY 2,968,228	State Street Bank and Trust Co.	11/05/19	$(28)
				$(28)

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$28
Total Liability Derivatives		$28

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(10,772)
Total	$(10,772)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(352)
Total	$(352)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2019:
State Street Bank and Trust Co.
Liabilities:
Forward foreign currency contracts	$28
Total Liabilities	$28
Net OTC derivative instruments by counterparty, at fair value	$(28)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(28)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $150,886,778.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,743,856
Gross Unrealized Depreciation	(16,445,262)
Net Unrealized Appreciation	$10,298,594
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 88.1%
	Communication Services: 9.7%
75,000 (1)	Mail.ru Group Ltd. GDR	$1,593,000	1.8
200,000	Mobile TeleSystems PJSC ADR	1,790,000	2.1
600,000	VEON Ltd. ADR	1,440,000	1.6
110,000 (1)	Yandex NV	3,672,900	4.2
		8,495,900	9.7

	Consumer Staples: 4.9%
127,000	X5 Retail Group N.V. - FIVEL GDR	4,247,102	4.9

	Energy : 33.1%
532,638	Gazprom Neft JSC	3,449,152	3.9
68,000	Gazprom Neft PJSC ADR	2,199,703	2.5
700,000	Gazprom PJSC	2,839,660	3.3
108,500	Lukoil PJSC ADR	9,988,510	11.4
7,655	Lukoil PJSC	707,190	0.8
32,050	Novatek PJSC GDR	6,875,809	7.9
80,000	Novatek PJSC	1,697,733	1.9
16,750	Tatneft PJSC ADR	1,172,500	1.4
		28,930,257	33.1

	Financials: 15.4%
309,000	Halyk Savings Bank of Kazakhstan JSC GDR	4,118,454	4.7
1,050,000	Sberbank of Russia PJSC	3,848,157	4.4
375,000	Sberbank PAO ADR	5,513,437	6.3
		13,480,048	15.4

	Industrials: 2.8%
285,000	Globaltrans Investment PLC GDR	2,436,750	2.8

	Information Technology: 7.5%
20,100 (1)	EPAM Systems, Inc.	3,536,796	4.1
155,000	QIWI plc ADR	3,000,800	3.4
		6,537,596	7.5

	Materials: 9.3%
280,000	KAZ Minerals PLC	1,711,172	2.0
460,000 (1)	Kinross Gold Corp.	2,235,214	2.5
12,300	MMC Norilsk Nickel OJSC	3,431,633	3.9
28,000	MMC Norilsk Nickel PJSC ADR	776,580	0.9
		8,154,599	9.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 1.2%
560,000	Etalon Group PLC GDR	$996,800	1.2

	Utilities: 4.2%
54,000,000	Inter RAO UES PJSC	3,639,553	4.2
	Total Common Stock (Cost $49,747,915)	76,918,605	88.1
PREFERRED STOCK: 11.2%
	Energy: 11.2%
4,700,000	Surgutneftegas	2,765,364	3.2
679,200	Tatneft PJSC	6,991,518	8.0
	Total Preferred Stock (Cost $5,846,635)	9,756,882	11.2
	Total Long-Term Investments (Cost $55,594,550)	86,675,487	99.3
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
1,318,550 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $1,318,550)	1,318,550	1.5
	Total Short-Term Investments (Cost $1,318,550)	1,318,550	1.5
	Total Investments in Securities (Cost $56,913,100)	$87,994,037	100.8
	Liabilities in Excess of Other Assets	(686,329)	(0.8)
	Net Assets	$87,307,708	100.0

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,495,900	$—	$—	$8,495,900
Consumer Staples	—	4,247,102	—	4,247,102
Energy	11,161,010	17,769,247	—	28,930,257
Financials	5,513,437	7,966,611	—	13,480,048
Industrials	2,436,750	—	—	2,436,750
Information Technology	6,537,596	—	—	6,537,596
Materials	3,011,794	5,142,805	—	8,154,599
Real Estate	996,800	—	—	996,800
Utilities	—	3,639,553	—	3,639,553
Total Common Stock	38,153,287	38,765,318	—	76,918,605
Preferred Stock	—	9,756,882	—	9,756,882
Short-Term Investments	1,318,550	—	—	1,318,550
Total Investments, at fair value	$39,471,837	$48,522,200	$—	$87,994,037

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $57,203,361.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,242,541
Gross Unrealized Depreciation	(2,396,049)
Net Unrealized Appreciation	$30,846,492
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.2627
Class C	NII	$0.2319
Class I	NII	$0.2997
Class W	NII	$0.2960
All Classes	STCG	$0.0425
All Classes	LTCG	$0.0571
Voya Global Bond Fund
Class A	NII	$0.3716
Class C	NII	$0.2979
Class I	NII	$0.3935
Class O	NII	$0.3629
Class P	NII	$0.4445
Class P3	NII	$0.4564
Class R	NII	$0.3364
Class R6	NII	$0.3967
Class W	NII	$0.3752
All Classes	ROC	$0.0508
Voya Global Equity Fund
Class A	NII	$1.0587
Class C	NII	$0.7620
Class I	NII	$1.1612
Class W	NII	$1.1604
Fund Name	Type	Per Share Amount
Voya Global Perspectives® Fund
Class A	NII	$0.3192
Class C	NII	$0.2329
Class I	NII	$0.3510
Class R	NII	$0.2928
Class W	NII	$0.3508
All Classes	LTCG	$0.4265
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.6872
Class C	NII	$0.2371
Class I	NII	$0.9134
Class O	NII	$0.0063
Class P3	NII	$—
Class W	NII	$0.8331
All Classes, except Class P3(1)	STCG	$0.1587
All Classes, except Class P3(1)	LTCG	$4.5295
Voya Russia Fund
Class A	NII	$0.7587
Class I	NII	$0.8216
Class W	NII	$0.8343

NII –  Net investment income
STCG  –  Short-term capital gain
LTCG  –  Long-term capital gain
ROC  –  Return of capital
(1)
Commenced operations February 28, 2019.

Of the ordinary distributions made during the year ended October 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Equity	53.26%
Global Perspectives®	13.82%
For the year ended October 31, 2019, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Equity	100.00%
Global Perspectives®	26.68%
Multi-Manager International Small Cap	98.41%
Russia	100.00%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Diversified Emerging Markets Debt	$109,224
Global Perspectives®	$1,962,395
Multi-Manager International Small Cap	$13,824,115
The Funds designate the following amount as Section 199A dividends:
Global Equity	$667,264
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Perspectives®	$23,347	$0.0041	11.72%
Multi-Manager International Small Cap	$350,778	$0.1177	77.46%
Russia	$492,623	$0.2112	98.57%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Trustee and Officer Information (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	146	None.

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	February 2002 – Present	Retired.	146	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2019.

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 –
Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Head of IM Legal (October 2019 – Present). Formerly, Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – October 2019); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211      (1019-122019)

Annual Report
October 31, 2019
Classes A, C, I, O, R, P, P3 and W
■
Voya Global Corporate Leaders® 100 Fund

■
Voya Global Equity Dividend Fund

■
Voya International High Dividend Low Volatility Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

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Voya Multi-Manager International Factors Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Turbulent Waters
Dear Shareholder,
Over the twelve-month fiscal reporting period covered in this report, it would be understandable if investors felt they’d been riding a rollercoaster. Back in April, halfway through the fiscal year, we noted that resurgent trade tensions between China and the U.S. would likely induce greater short-term market volatility, but that global economic conditions pointed to slowdown, not recession. While both themes continued to play out in the second half of the fiscal period, several key factors changed to lift market sentiments.
Among the most important factors was the policy stance of the U.S. Federal Reserve Board (“Fed”): after holding interest rates steady through June, the Fed reduced them three times, quelling doubts that it was committed to supporting the economy. U.S. companies posted better than expected earnings in the second and third quarters. The tone of China-U.S. trade negotiations became more upbeat, mitigating concerns about the slowing pace of global manufacturing. Through the currents of market sentiment and eddies of volatility, financial assets broadly achieved solid gains. The positive reactions to good news suggest, in our opinion, that investors are eager to turn the corner on trade uncertainty.
We still believe further slowing of global growth is more likely than a recession. Despite the positive potential of the longer-term outlook, investors today find themselves navigating turbulent waters. Though events of the moment can seem to demand immediate action, the most effective response may be to take a step back and reflect on why your portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, we believe that it is probably wise not to change the portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2019

In our semi-annual report, we described how many investors were rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019.
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 8.90% in the first half of the fiscal year. (The Index returned 12.69% for the year ended October 31, 2019, measured in U.S. dollars.)
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half, and by the end of a rollercoaster ride, the Index was up another 3.30%, a total of 12.49% for the fiscal year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, where chronic disagreement about whether and how to leave the European Union culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%, flattered by volatile inventory and trade elements. Growth fell to 2.0% in the second quarter and 1.9% in the third. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed in November. Yet many were still skeptical that enough real goodwill existed to achieve a far-reaching agreement. The FOMC cut rates again in both months, without seeming to please anybody, again. The period ended with the world economy still slowing, the Index just off a new record and market sentiment fragile.
In U.S. fixed income markets, the story was falling yields. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned a remarkable 27.60% as the U.S. 30-year Treasury yield fell below 2% for the first time ever. The 10-year yield on Japanese and major European government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.33%, ending at a record. Bond surrogates, real estate and utilities were the top performers, up 25.48% and 23.71%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 17%, was the weakest, losing 11.04%.
In currencies, the dollar rose 1.61% against the euro over the year but lost 1.34% against the pound and 4.21% against the yen. The dollar still offers positive interest rates on its safest investments, but perhaps the dollar’s 18-month rally on a trade-weighted basis was starting to fade.
In international markets, the MSCI Japan® Index ended up just 4.57% for the year, probably reflecting Japan’s own vulnerability to a trade-war and the strong yen. The MSCI Europe ex UK® Index advanced 13.65%, powered by capital goods, food, beverage and tobacco and pharmaceuticals companies. The MSCI UK® Index rose 5.73%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI UK’s market heavyweights. The largest contributions came from pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and British American Tobacco.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE Emerging Plus Korea Select Factor Index	The index, based on the FTSE Emerging Comprehensive Factor Index, is designed to capture risk premium through exposure to five factors that contribute to emerging market equity performance. These five factors include Momentum, Quality, Size, Value and Low Volatility.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index*	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.

*
The S&P Global 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global 100 Index.

3

Voya Global Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United States	64.7%
United Kingdom	7.5%
France	6.2%
Germany	5.8%
Japan	4.9%
Switzerland	3.9%
Spain	2.2%
Netherlands	2.2%
South Korea	0.6%
Australia	0.5%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.79% compared to the S&P Global 100 Index (the “Index”) and the MSCI All Country World IndexSM, which returned 13.92% and 12.59%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, due to unfavorable stock selection, driven by the Fund’s portfolio construction rules described below . On the sector level, an underweight allocation to the information technology sector, combined with weak stock selection within the sector, had the largest negative impact on performance. Further, unfavorable stock selection within the consumer discretionary sector also was a key detractor from relative performance. Among the key detractors for the period were an underweight position in Microsoft Corporation and overweight positions in HP Inc. and DuPont de Nemours, Inc. By contrast, an underweight allocation and favorable stock selection within the energy sector had the largest positive impact on performance. Among the largest individual contributors were overweight positions in Johnson Controls International plc and American Tower Corporation, and an underweight position in Exxon Mobil Corporation.
As of the end of the reporting period, the Fund’s largest sector overweights were in the financial and industrials sectors; the Fund’s largest sector underweight was in the information technology sector. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

Bristol-Myers Squibb Co.	1.8%
Apple, Inc.	1.8%
Intel Corp.	1.8%
General Electric Co.	1.8%
Emerson Electric Co.	1.7%
Caterpillar, Inc.	1.7%
Philip Morris International, Inc.	1.7%
Morgan Stanley	1.7%
Pfizer, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding 100 large cap multi-national stocks that are equally-weighted within each of the three regions (North America, Europe and Asia), while keeping the regions “cap-weighted.” On a quarterly basis, if the value of a security rises by more than 50% relative to the Index, the position size is immediately reduced so that its weight is similar to its weight at the end of the previous quarter. If the value of a security falls more than 30% relative to the Index during a calendar quarter, the position will be sold. The Fund is rebalanced quarterly in order to realign position sizes within each region back to equal-weighted holdings.
Following an unusually long period of low volatility, equity markets have entered a new phase of more frequent and larger price movements. We expect this phase to persist as financial conditions tighten and the U.S. Federal Reserve Board gradually raises interest rates. Nonetheless, we believe corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable. We continue to monitor changes occurring globally, actions at central banks and overall economic data.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

Portfolio Managers’ Report	Voya Global Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	Since Inception of Classes A & I December 6, 2016
Including Sales Charge:
Class A(1)	5.36%	8.14%
Class I	12.12%	10.67%
Excluding Sales Charge:
Class A	11.79%	10.37%
Class I	12.12%	10.67%
S&P Global 100 Index	13.92%	14.12%
MSCI All Country World IndexSM	12.59%	11.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Corporate Leaders® 100 Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United States	60.2%
Japan	8.5%
United Kingdom	5.0%
Canada	4.7%
Australia	3.2%
Netherlands	3.1%
Switzerland	2.6%
France	2.1%
Spain	2.0%
Denmark	1.2%
Countries between 0.1% – 1.1%^	7.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 11 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. Vincent Costa, CFA, Peg DiOrio, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers*, Voya Investment Management Co. LLC (“VIM”)** — the Sub-Adviser.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.15%, compared to the MSCI World IndexSM (the “Index”), which returned 12.69% for the same period.
Portfolio Specifics: November 1, 2018 — April 30, 2019: NNIP Advisors B.V.’s (“NNIP”) global equity dividend strategy made gains in absolute terms but lagged the MSCI World IndexSM. The spread between growth and value ended at 5% in favor of growth. NNIP’s strategy underperformed in this environment, with negative contributions coming from both stock selection and sector allocation. Stock selection within financials, consumer discretionary, and energy weighed most on performance, whereas technology, utilities and industrials were brighter sectors for the Fund. Citigroup and BNP Paribas were our largest detractors in the financials sector. Qualcomm was the best performer in technology after the chipmaker settled its dispute with Apple. From an allocation perspective, an overweight positioning in energy and underweight to real estate were the main detractors.
For the fiscal reporting period, the Fund underperformed the Index. Fund results for the year represent the blended effects of the former and current subadvisors. Effective May 6, 2019, VIM replaced NNIP as the sub-adviser to the Fund. Though the Fund’s investment objective did not change, the incoming
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

Microsoft Corp.	3.0%
Johnson & Johnson	1.3%
AT&T, Inc.	1.1%
Roche Holding AG	1.1%
Procter & Gamble Co.	1.1%
Merck & Co., Inc.	1.1%
Royal Dutch Shell PLC - Class A	1.0%
Cisco Systems, Inc.	1.0%
Pfizer, Inc.	1.0%
PepsiCo, Inc.	1.0%
Portfolio holdings are subject to change daily.
subadvisor implemented a new investment strategy that augments security selection with a quantitative investment discipline. It took several weeks to adjust the Fund’s portfolio to the new investment strategy, which was not fully implemented until about June 1, 2019. During the transition period, the Fund’s return was in-line with the Index.
June 1, 2019 — October 31, 2019: VIM uses an internally developed, quantitative model to create a target universe of global securities within each geographic region and industry sector, with what the subadvisor believes to be stable dividend yields above the index average. Within the geographic regions and sectors, VIM seeks to identify the most attractive securities by ranking them using proprietary sector-specific models. VIM then uses optimization techniques to seek to achieve the portfolio’s dividend yield and beta targets, determine active weights and neutralize region and sector exposures; the sub-adviser seeks to create a portfolio that can provide potential for maximum total return, consistent with maintaining lower volatility than the Index.
The Fund was already lagging the Index at transition. Regrettably, the lag persisted through the latter half of the reporting period; among the primary causes of the Fund’s underperformance was its stock-specific exposures, its bias toward smaller capitalization stocks and its exposure to low beta, a gauge of a stock’s risk relative to broad market risk.
By contrast, the Fund’s exposure to dividend yield contributed to results, as did sector allocation and the core stock model. At the sector level, stock selection was strongest within the energy and communication services sectors. By contrast, stock selection within the information technology sector, and to a lesser extent the industrials sector, had the largest negative impact on relative returns.
At the individual stock level, key detractors were an underweight position in Apple Inc., and overweight positions in energy names Plains GP Holdings LP Class A and Royal Dutch Shell Plc Class A. Key contributors included not owning benchmark stock Amazon.com, an overweight position in Phillips 66, and an out of benchmark position in Royal Gold, Inc.

6

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Current Strategy and Outlook: Global equity returns were positive in October for the eighth of the last ten months. For the second straight month, non-U.S. assets outperformed U.S. assets. Emerging markets outperformed EAFE; within EAFE, Japan outperformed the UK and Europe. Advances in more cyclically geared regions of the world appear to be related to improving signs of economic growth, especially outside the United States. After months of monetary policy easing from global central banks, the effects are beginning to trickle through to the real economy: it is our opinion that the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe the likelihood of a U.S. recession over the next 12 months is low.
Third quarter U.S. corporate earnings have come in better than expected. With profit margins for large cap companies well above long-term averages, it is our opinion that further gains in S&P 500® Index stocks likely will need to come from revenue growth or earnings multiple expansion. We are dubious about the former, given the lackluster economic backdrop, but see scope for further tightening of the equity risk premium and higher valuations. That said, we believe the advantage U.S. large caps have held over smaller cap and foreign stocks is lessening, a trend from which the Fund may potentially benefit.

*
Effective November 1, 2018, Nicolas Simar was removed as a portfolio manager of the Fund.

**
The Board of Trustees (the “Board”) of the Fund has approved changes to the Fund’s sub-advisory relationship. The Board approved Voya Investment Management Co. LLC (“VIM”), to serve as sole sub-adviser to the Fund effective May 6, 2019, following the termination of NNIP Advisors B.V.’s sub-advisory agreement. In connection with these changes, the investment strategies and portfolio managers of the Fund changed effective May 6, 2019.

In conjunction with the strategy and sub-adviser changes, effective May 6, 2019, Kai Yee Wong, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Pieter Schops and Bruno Springael were removed as portfolio managers of the Fund. Beginning May 6, 2019 through May 20, 2019, the Fund was in a transition period and may have held a large portion of the Fund’s assets in temporary investments.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	1.95%	2.73%	6.27%
Class C(2)	6.29%	3.18%	6.10%
Class I	8.43%	4.22%	7.23%
Class O	8.15%	3.94%	6.89%
Class W	8.41%	4.23%	7.17%
Excluding Sales Charge:
Class A	8.15%	3.96%	6.90%
Class C	7.29%	3.18%	6.10%
Class I	8.43%	4.22%	7.23%
Class O	8.15%	3.94%	6.89%
Class W	8.41%	4.23%	7.17%
MSCI World IndexSM	12.69%	7.58%	9.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

8

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

Japan	24.3%
United Kingdom	13.5%
France	8.0%
Switzerland	7.8%
Australia	7.8%
Netherlands	6.0%
Germany	5.4%
Italy	4.1%
Finland	3.5%
Denmark	3.4%
Countries between 0.1% – 2.9%^	12.5%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 11 countries, which each represents 0.1% – 2.9% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.72% compared to the MSCI EAFE® Index (the “Index” or “MSCI EAFE®”) and the MSCI World IndexSM (the “MSCI World”), which returned 11.04% and 12.69%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI EAFE®. The main detractors from relative results included the Fund’s tilt toward smaller capitalization stocks, low beta, its stock ranking model and its stock-specific exposures. By contrast, contributors to results included the Fund’s dividend yield and its country exposures. At the regional level, stock selection in the UK, and to a lesser extent Japan, had the largest negative effect on relative performance. By contrast, stock selection in Europe ex UK was modestly additive.
At the sector level, stock selection within the materials and utilities sectors had the largest negative impact on returns. Key detractors for the period included overweight positions in utilities company Centrica plc, industrials company Royal Mail plc and German broadcasting company ProSieben Sat. 1 Media SE. Holdings within the real estate and financial sectors had the largest positive impact on performance. Key contributors included an overweight position in
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

iShares MSCI EAFE ETF	3.0%
Nestle SA	2.6%
Royal Dutch Shell PLC - Class A	2.1%
Roche Holding AG	2.1%
Novartis AG	1.5%
GlaxoSmithKline PLC	1.4%
Sanofi	1.3%
Novo Nordisk A/S	1.2%
Unilever NV	1.1%
Rio Tinto Ltd.	1.1%
Portfolio holdings are subject to change daily.
Japanese real estate development company Sekisui House, Ltd. and not owning either energy company BP plc or British American Tobacco plc.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models that seek to identify the most attractive stocks within each sector. The Fund is optimized to achieve its dividend, alpha and volatility objectives.

*
Effective February 1, 2019, Peg DiOrio was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	Since Inception of Classes A & I December 6, 2016	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	1.49%	3.66%	—
Class I	8.02%	6.06%	—
Class P3	—	—	4.41%
Excluding Sales Charge:
Class A	7.72%	5.80%	—
Class I	8.02%	6.06%	—
Class P3	—	—	4.41%
MSCI EAFE® Index	11.04%	9.00%	6.92%
MSCI World IndexSM	12.69%	11.38%	8.63%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

Effective May 1, 2018, the Fund changed its benchmark from the MSCI World IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

10

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

China	27.7%
Brazil	9.9%
India	9.8%
South Korea	9.7%
Taiwan	8.0%
Russia	5.2%
Mexico	4.1%
South Africa	3.5%
Philippines	2.4%
Thailand	2.1%
Countries between 0.0% – 1.9%^	15.3%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 29 countries, which each represents 0.0% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Voya Investment Management Co. LLC (“VIM”), Van Eck Associates Corporation (“Van Eck”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware, and Halvard Kvaale, CIMA and Paul Zemsky, CFA, Portfolio Managers, of the Sleeve that is managed by VIM*.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares provided a total return of 16.36%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 11.86% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 56 basis points (0.56%) for the year ended October 31, 2019. Brazil contributed to performance due to stock selection and our overweight allocation. Shares of B2W rose in sympathy with improving sentiment toward Brazil’s economy and positive developments toward pension reform. We continue to believe B2W is well positioned for structural growth in Brazil’s e-commerce industry, which is still in its early stages of development.
In India, stock selection contributed to relative performance as shares of Reliance Industries rose as the company disclosed its intent to become debt-free over the next few years. We continue to hold a favorable view as the company focuses on strengthening its burgeoning media and retail businesses.
Top Ten Holdings as of October 31, 2019* (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	3.7%
Tencent Holdings Ltd.	3.6%
Reliance Industries Ltd.	3.2%
Ping An Insurance Group Co. of China Ltd. - H Shares	2.6%
Samsung Electronics Co., Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
SK Hynix, Inc.	1.9%
Kweichow Moutai Co. Ltd. - A Shares	1.6%
A-Living Services Co. Ltd.	1.4%
Wuliangye Yibin Co. Ltd. - A Shares	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
In Taiwan, stock selection contributed to relative performance as MediaTek and Taiwan Semiconductor Manufacturing benefited from strength in 5G-related orders.
Conversely, China detracted from relative performance as several of our internet holdings underperformed. Increased competition for online advertising and concerns about slower economic growth weighed on SINA, Baidu, and Sohu.com. Despite these concerns, we believe that these companies remain well-positioned for long-term consumption growth trends and that valuations are inexpensive.
In Mexico, stock selection detracted from relative performance during the period as our holdings Grupo Televisa and Coca-Cola FEMSA underperformed.
While stock selection in Argentina contributed to relative performance, it was overwhelmed by the Fund’s overweight allocation. The market fell significantly during the third quarter after surprising primary election results led to weakness in the peso. On a sector basis, consumer staples, led by Wuliangye Yibin and Kweichow Moutai, was the largest contributor. Communication services was the largest detractor.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) Sleeve* — Net of fees and expenses, the Sleeve underperformed the MSCI EM IndexSM by an estimated 59 basis points (-0.59%) for the period beginning November 1, 2018 through August 9, 2019. Gross of these expenses, the Sleeve performed in-line with benchmark. Stock selection detracted from returns, while country allocation contributed.
On the downside, the Sleeve’s positioning in Turkey proved to be a drag on returns in volatile conditions. Heightened geopolitical risk, inflation pressures and a weak lira weighed on the market during the period.
Additionally, the Sleeve’s lack of exposure to Gazprom, one of the world’s-largest gas producers, was a leading detractor from returns during the period. For a number of years, the company has declined to increase its dividend to levels the government requested citing capital expenditure requirements. The stock price was boosted by Gazprom’s unexpected announcement that the company will raise its 2019 dividend by 60%.
On the positive sides, the Sleeve’s overweight to Brazil was a leading contributor to returns during the period, as the market rose 13.2% (in U.S. dollar terms). The election of Jair Bolsonaro drove Brazilian equities higher in the last quarter of 2018 and early 2019 on the back of elevated hopes for market-oriented reforms.
Lack of exposure to Baidu, a multinational technology company specializing in Internet-related services and products, and artificial intelligence, was a leading contributor to returns. During the period, the company reported worse-than-expected second-quarter 2019 numbers on the back of both cyclical and structural headwinds. Specifically, weaker advertising demand, tighter regulations and larger supply of advertising inventory has weighed on the stock.

11

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Van Eck Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 1236 basis points (12.36%) for the year ended October 31, 2019. For the period under review, optimism about the prospects for the asset class gave way to headline risk, all with the backdrop of lower global growth but easier monetary policy. More specifically, the last two months of 2018 were better than the beginning of the year, with the emerging markets asset class (as represented by the MSCI EM IndexSM) holding up relatively well compared to global equities and outperforming the S&P 500® Index by 8.63% from October 31, 2018 through December 31, 2018. At the time, prospects for 2019 looked encouraging, with the U.S. Federal Reserve Board expressing patience in terms of the course of interest rates for the year ahead. Indeed, in the first quarter of 2019, emerging markets equities staged an impressive comeback with the MSCI EMSM Index rising 9.94%. During the second quarter of 2019, the rally in emerging markets and Chinese equities was interrupted as trade tensions between the U.S. and China resurfaced. The period from June 30, 2019 through October 31, 2019 was more challenging, driven by the ongoing U.S.-China trade tensions and intellectual property disputes and protests in Hong Kong. We also continued to see revisions downwards in global growth, which were balanced by monetary policy movements (i.e.reductions in interest rates) around the globe. During the last twelve months ending October 31, 2019, the Sleeve continued to perform well relative to its benchmark.
The Sleeve’s outperformance during the period was driven primarily by stock selection. On a country level, China was the Sleeve’s top contributor to outperformance on a relative basis, followed by India and Indonesia; whereas Taiwan, United Arab Emirates and Georgia detracted the most. On a sector level, exposures in the financials (which is biased to specific areas such as micro lending, insurance and SME financials), industrials and consumer staples sectors helped the Sleeve’s relative performance the most; while the information technology, health care and utilities sectors were top detractors during the period. On an issuer level, A-Living Services, Naspers and Kweichow were top contributors on an absolute basis; whereas NMC Health and TaiMed Biologics detracted the most.
Voya IM Sleeve — The Sleeve underperformed the MSCI EM IndexSM by an estimated 39 basis points (-0.39%) for the period from August 23, 2019 through October 31, 2019. The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (“FTSE Index”). For the partial fiscal period from the Sleeve’s inception on August 23, 2019 through October 31, 2019, the Sleeve closely tracked the FTSE Index.
During the partial period, the Sleeve underperformed the MSCI EM IndexSM. The sleeve benefited from a higher allocations to energy and industrials. The average sector returns in the MSCI EM IndexSM were mostly higher than those in the Sleeve, especially within information technology and healthcare. Sector allocations and sector returns reflected differences between the FTSE Index and MSCI EM IndexSM.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value.
Van Eck Sleeve — The immediate market outlook is mixed, in our view. We believe that the emerging markets asset class is vulnerable to a further deterioration of trade relations, but benefits from easier monetary and fiscal policy. We believe the overall move to cap out globalization is not positive for emerging markets as a whole, but reinforces our investment emphasis on domestic demand themes. While China’s economic growth is likely to move downwards, in our opinion, this is not something unpredicted or deeply concerning for the Sleeve’s exposure to that country. In our view, sound structural growth companies are available at very good valuations that continue to address nascent areas of demand in emerging markets that are not predicated upon the global trade rhetoric.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the U.S. Federal Reserve Board gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. The inflation outlook is stable despite potential risks from U.S. fiscal policies.

*
On May 23, 2019, the Board of Trustees of the Fund approved the sub-adviser replacement of JPMorgan with VIM.

In conjunction with the sub-adviser replacement, effective August 9, 2019, Kai Yee Wong and Steve Wetter were added as portfolio managers of the Fund and Anuj Arora and Joyce Weng were removed as portfolio managers of the Fund.
Beginning on the close of business on August 9, 2019, through the close of business on August 23, 2019, the Fund was in a transition period during which time VIM sold a portion of the Fund’s assets that, at the time, were managed by JPMorgan. VIM may have held a large portion of the Fund’s assets in temporary investments.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	9.66%	1.05%	2.95%	—
Class C(2)	14.63%	1.50%	2.94%	—
Class I	16.79%	2.61%	4.07%	—
Class P(3)	17.64%	2.76%	4.16%	—
Class P3	18.22%	—	—	-1.45%
Class R	16.05%	1.99%	3.45%	—
Class W	16.70%	2.53%	3.98%	—
Excluding Sales Charge:
Class A	16.36%	2.25%	3.71%	—
Class C	15.63%	1.50%	2.94%	—
Class I	16.79%	2.61%	4.07%	—
Class P(3)	17.64%	2.76%	4.16%	—
Class P3	18.22%	—	—	-1.45%
Class R	16.05%	1.99%	3.45%	—
Class W	16.70%	2.53%	3.98%	—
MSCI EM IndexSM	11.86%	2.93%	4.20%	-2.86%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(3)
The Class P shares performance shown for the period prior to their inception date, February 28, 2019, is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

13

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United Kingdom	16.2%
Japan	14.7%
France	8.5%
Germany	7.9%
China	5.4%
Sweden	5.1%
Switzerland	4.5%
South Korea	4.3%
Canada	4.2%
Netherlands	3.4%
Countries between 0.1% – 2.2%^	24.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 24 countries, which each represents 0.1% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, John R. Reinsberg, and Giles Edwards, Portfolio Managers of the Sleeve that is managed by Lazard*; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2019, the Fund’s Class I shares provided a total return of 10.53% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 11.04% and 11.27%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 559 basis points (5.59%) for the year ended October 31, 2019. The Sleeve’s stock selection in developed Asia made it the largest regional contributor to performance while stock selection in the UK made it the largest detractor. In terms of sector performance, stock selection in industrials, consumer staples and financials helped. The largest detracting sectors were consumer discretionary, utilities, and materials.
The main contributors were two Japanese companies, Shiseido, a leading cosmetics manufacturer and Olympus, an optoelectronics manufacturer. Following strong performance last year, Shiseido returns as a top contributor this year. Good operational management and its decision to widen its distribution network to include duty-free concessions allowed it to benefit from increased demand in emerging markets. Olympus designs and manufactures medical technology and is a global leader in endoscopy. Its
Top Ten Holdings as of October 31, 2019* (as a percentage of net assets)

Novartis AG	1.6%
Samsung Electronics Co., Ltd.	1.6%
Vinci SA	1.4%
AIA Group Ltd.	1.3%
Shiseido Co., Ltd.	1.2%
United Overseas Bank Ltd.	1.2%
Alibaba Group Holding Ltd. ADR	1.2%
Kone OYJ	1.1%
Ping An Insurance Group Co. of China Ltd. – H Shares	0.9%
Nestle SA	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management continues to work to improve inefficiencies within the business, whilst also investing in new technology.
The largest detractors were two UK based companies, Wood Group, an oil services company and ASOS, an online fashion retailer. Wood Group’s performance is partly attributable to sterling weakness during the year and the market’s concern about the ongoing integration of Amec Foster Wheeler, a company they purchased two years ago. We believe that the investment case, which views them as likely beneficiaries of exploration and development activities by larger resource companies, still stands. ASOS has had several profit warnings during the twelve-month period and struggled with some operational and warehousing challenges with their European and U.S. business. Despite this, the company reported some good results in September. We will continue to monitor both holdings.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 69 basis points (-0.69%) for the year ended October 31, 2019. In the materials sector, Shin- Etsu Chemical, a Japanese chemical company, reported strong first quarter results with quarter-over-quarter operating profit growth in all segments. Also in the sector, Netherlands based Royal DSM outperformed. The company has been executing well, and announced a EUR 1bn buyback in February 2019, representing an estimated 7% of market cap. Stock selection in the United Kingdom also helped relative returns as global insurance broker Aon outperformed as cost reductions drove margins higher. Lastly, a lower- than-benchmark weight in Japan and positioning in emerging markets both helped relative returns.
In contrast, stock selection and a higher-than-benchmark weight in the underperforming energy sector detracted from relative returns. Canadian integrated oil sands and refinery company, Suncor, lagged on the back of a very weak commodity, specifically in the fourth quarter of 2018. Elsewhere, in the industrials sector, a position in Ryanair detracted from relative returns. The stock lagged in the period due to the continued slowdown in European Union economic activity and air traffic demand which more than offset a five-year low on capacity growth, leading to further summer 2019 fare downgrades. Lastly, a higher-than-benchmark weight in the underperforming communication services sector detracted from relative returns.
Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 521 basis points (-5.21%) for the year ended October 31, 2019.The Sleeve benefited from holdings in the consumer discretionary, industrials and financial sectors, which accounted for most of the favorable performance. In consumer discretionary, South Korean automobile manufacturers, Kia Motors and Hyundai Motors, were up after selling a combined 155,082 SUV units in the U.S. in the first quarter of 2019. In industrials, VINCI SA won new airport and highway concessions, including London’s Gatwick expansion. Finnish elevator/escalator maker Kone reported quarterly earnings that met sales growth expectations. The stock price jumped higher on news that Kone may bid on ThyssenKrupp’s $15 billion elevator division. Among financials, German reinsurers,

14

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Hannover Re and Munich Re, reported better-than-anticipated pricing on annual renewals, while catastrophic losses were limited in the 2019 first quarter. An optimistic two-year outlook for Colombia’s economy, driven by commercial and infrastructure activity, emboldened the local stock market. Bancolombia was one beneficiary, noting consumer loan growth as well as credit and operating cost controls.
The materials sector was the top detractor during the period, with half of holdings in negative territory. Methanex Corp. was impacted by lower realized methanol prices, due mainly to a large inventory build. French company, Imerys SA, slumped due to negative organic revenue growth in the first half of the year and legal/bankruptcy issues surrounding their talc business. Sasol was under pressure, as the cost overrun of its Lake Charles chemical project continued to disappoint. The materials sector is commonly considered a bellwether for global economic activity; negative results could suggest further economic weakness in the months ahead, for which we are prepared.
Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 16 basis points (0.16%) for the year ended October 31, 2019. Security selection was the primary driver of relative outperformance for the period. Sector allocation effects, resulting from our bottom-up stock selection process, also contributed to relative performance during the period.
Strong selection within the consumer discretionary and communication services sectors contributed most while selection in information technology and energy detracted, partially offsetting results. From a sector allocation perspective, underweight allocations to the materials and energy sectors proved beneficial while an underweight to consumer staples and an overweight to communication services detracted.
The top individual contributors to relative performance during the period included China-based New Oriental Education, an educational services provider, China Tower, a China-based telecom company, and Cellnex, a Spain-based wireless tower operator. Top detractors from relative performance during the period included EnCana, a Canadian-based exploration and production company, Total SA, a France-based exploration and production company, and Natixis, a France-based diversified financials company.
Current Strategy and Outlook: Baillie Gifford Sleeve — International equities have performed well over the last twelve months despite a great deal of uncertainty on the global political stage. The period has seen some weakness in the UK as a result of uncertainties surrounding the Brexit process. That said, we strive not to be distracted by short-term market movements. Our bottom-up approach to investing focuses on finding well-managed, good quality companies that perform well over meaningful time periods. We are optimistic that the international businesses in the Sleeve have potential to deliver attractive growth for investors over the next 5 to 10 years.
Lazard Sleeve — The global economy’s deceleration, in our view, is part of its progression through the late stages of the cycle. Ultimately, our outlook remains mostly unchanged from previous periods. As the world’s central banks ease monetary policy and expectations of earnings across regions remain similar, investors may focus on relatively cheap companies that can more reliably deliver earnings and cash. In this environment, in our view, stock selection will be a main driver of returns. We believe high quality, more defensive companies, whose fortunes are less geared to the economic cycle and offer inexpensive valuations, will be the leadership stocks for the foreseeable future.
Polaris Sleeve — Continued trade tensions between the U.S. and China have weighed down the global economy; we do not believe those fractious conditions will resolve anytime soon. Our Sleeve companies have responded to these events by cautiously exploring or even curtailing their investment and production plans. We are tilting the Sleeve more defensively in response to these growing concerns, seeking out companies similar to VINCI SA, Loomis AB and BBA Aviation. However, many of the more attractively-priced companies appear in cyclical sectors like materials and industrials. We will weigh these competing interests in order to seek opportunistic investments in the months ahead.
Wellington Sleeve — We are looking for signs of stabilization in an environment of weakening global economic data and increasing trade-related tensions. Major central banks have signaled their willingness to pursue further accommodative policy measures in order to support the expansion. While we do believe the economic backdrop may be supportive for some parts of the equity market, there remain unresolved risks, like the U.S.-China trade dispute, which we continue to closely monitor. In our view, this issue is likely to remain unresolved in the near-term given the multitude of issues that need to be addressed.
The Sleeve ended the period most overweight to the industrials, communication services, and utilities sectors. The Sleeve was most underweight the materials, financials, and energy sectors. Regionally, the Sleeve was most overweight to developed Europe ex-UK and most underweight to the pacific developed ex-Japan region at the end of the period.

*
Effective May 1, 2019, Giles Edwards was added as a portfolio manager for the Sleeve managed by Lazard.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
15

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Class I January 6, 2011	Since Inception of Class P3 June 1, 2018
Class I	10.53%	3.45%	4.33%	—
Class P(1)	11.11%	3.56%	4.39%	—
Class P3	11.52%	—	—	6.07%
MSCI EAFE® Index	11.04%	4.31%	4.92%	1.41%
MSCI ACWI ex-U.S.SM	11.27%	3.82%	3.84%	0.40%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
The Class P shares performance shown for the period prior to their inception date, February 28, 2019, is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed.

16

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

Japan	19.1%
United Kingdom	12.6%
Australia	9.6%
France	7.9%
Canada	6.8%
Switzerland	5.6%
Netherlands	5.1%
Germany	5.0%
Hong Kong	3.2%
Sweden	2.8%
Countries between 0.0% – 2.6%^	21.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 24 countries, which each represents 0.0% − 2.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora*; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2019, the Fund’s Class I shares provided a total return of 8.25% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 11.04% and 11.27%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 482 basis points (-4.82%) for the year ended October 31, 2019. The Dynamic Equity Alpha model did not perform well due to poor performance in top alpha decile names. Quality and momentum-based factors were positive on a decile spread basis, while valuation-based factors were not.
Top Ten Holdings as of October 31, 2019* (as a percentage of net assets)

Nestle SA	1.0%
Roche Holding AG	1.0%
Unilever PLC	0.9%
Koninklijke Ahold Delhaize NV	0.8%
Woolworths Group Ltd.	0.8%
3i Group PLC	0.7%
Rio Tinto PLC	0.7%
Enel S.p.A.	0.6%
Novo Nordisk A/S	0.6%
Engie SA	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
On a country basis, Japan and Germany were the largest detractors for the period. Japan detracted due to poor stock selection mainly in the Industrials and Consumer Discretionary sectors. Two of the largest security detractors in Japan were overweight positions in Marubeni Corp. and Nissan Motor Co. In Germany, information technology was the largest sector detractor due to poor stock selection. Within information technology, overweight position Wirecard Ag was a top detractor. The Sleeve benefited from strong stock selection in Italy and Russia.
On a sector basis, the Sleeve was hindered by disappointing stock selection within the materials and industrials sectors. In materials performance was weakest in Canada, an overweight position in West Fraser Timber detracted most. Within industrials, Japan detracted most. Minimizing underperformance, utilities and real estate were the top sector contributors. In utilities, Italy contributed most. In real estate, good stock selection in China made it the top contributor.
Securities that detracted most were overweight positions in, Au Optronics Corp, Equinor Asa, Swedbank Ab, Pearson Plc, and China Resources Power Holdings. Securities that contributed most to performance were overweight positions in Enel Spa, Gazprom Pjsc, Longfor Group Holdings Ltd, Zhen Ding Technology Holdings, and Stockland.
Voya IM Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 143 basis points (-1.43%) for the year ended October 31, 2019. The Sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-U.S. Select Factor Index (“FTSE Index”). The Sleeve closely tracked the FTSE Index for the reporting period.
The Sleeve underperformed the MSCI EAFE® for the year. The Sleeve benefited from a lower allocation to financials and a higher allocation to utilities. The average sector returns in the MSCI EAFE® were mostly higher than those in the Sleeve, especially within utilities and staples. Sector allocations and sector returns reflected differences between the FTSE Index and MSCI EAFE®.

17

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Current Strategy and Outlook: PanAgora Sleeve — As of the end of October, the names that hold the largest active overweight were UPM-Kymmene Oyj, Royal Bank of Scotland, and Gazprom PJSC. The names that hold the largest active underweight were Taiwan Semiconductor, GlaxoSmithKline PLC, and Bayer AG. On a country basis, Italy is the largest active overweight while Germany is the largest underweight. We believe the Dynamic Equity Alpha model has a diversified allocation to factors that should protect the fund in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the Sleeve is well positioned.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the Federal Reserve gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. The inflation outlook is stable despite potential risks from U.S. fiscal policies, in our view.

*
Effective October 15, 2019, Oleg Nusinzon was removed as a portfolio manager of the Sleeve managed by PanAgora and George D. Mussalli was added as a portfolio manager.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
18

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012	Since Inception of Class P3 June 1, 2018
Class I	8.25%	4.10%	4.04%	—	—
Class P(1)	8.70%	4.19%	4.09%	—	—
Class P3	9.11%	—	—	—	-1.23%
Class W	8.25%	4.10%	—	6.16%	—
MSCI EAFE® Index	11.04%	4.31%	4.26%	6.87%	1.41%
MSCI ACWI ex-U.S.SM	11.27%	3.82%	3.41%	5.84%	0.40%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
The Class P shares performance shown for the period prior to their inception date, February 28, 2019, is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed.

19

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Voya Global Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,025.30	0.88%	$4.49	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,026.10	0.56	2.86	1,000.00	1,022.38	0.56	2.85
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,017.40	1.06%	$5.39	$1,000.00	$1,019.86	1.06%	$5.40
Class C	1,000.00	1,013.40	1.81	9.19	1,000.00	1,016.08	1.81	9.20
Class I	1,000.00	1,018.60	0.83	4.22	1,000.00	1,021.02	0.83	4.23
Class O	1,000.00	1,017.40	1.06	5.39	1,000.00	1,019.86	1.06	5.40
Class W	1,000.00	1,018.50	0.81	4.12	1,000.00	1,021.12	0.81	4.13
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$1,027.20	0.89%	$4.55	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,028.40	0.64	3.27	1,000.00	1,021.98	0.64	3.26
Class P3	1,000.00	1,031.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
20

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,001.60	1.57%	$7.92	$1,000.00	$1,017.29	1.57%	$7.98
Class C	1,000.00	998.40	2.32	11.69	1,000.00	1,013.51	2.32	11.77
Class I	1,000.00	1,003.20	1.22	6.16	1,000.00	1,019.06	1.22	6.21
Class P	1,000.00	1,008.90	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,009.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	1,000.00	1.82	9.17	1,000.00	1,016.03	1.82	9.25
Class W	1,000.00	1,003.30	1.32	6.67	1,000.00	1,018.55	1.32	6.72
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,007.00	0.96%	$4.86	$1,000.00	$1,020.37	0.96%	$4.89
Class P	1,000.00	1,011.40	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,012.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,020.10	0.75%	$3.82	$1,000.00	$1,021.42	0.75%	$3.82
Class P	1,000.00	1,021.10	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,024.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class W	1,000.00	1,020.10	0.75	3.82	1,000.00	1,021.42	0.75	3.82

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2019
22

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$4,309,604	$57,940,672	$9,640,655
Short-term investments at fair value**	12,000	378,721	41,000
Cash	1,347	113,950	633
Foreign currencies at value***	70	7,406	20
Receivables:
Fund shares sold	—	432	—
Dividends	8,207	119,744	33,431
Foreign tax reclaims	3,005	33,604	13,552
Prepaid expenses	6,388	31,520	16,108
Reimbursement due from manager	5,207	16,271	7,035
Other assets	53	12,420	128
Total assets	4,345,881	58,654,740	9,752,562
LIABILITIES:
Payable for investment securities purchased	6,852	—	—
Payable for fund shares redeemed	—	39,219	—
Payable upon receipt of securities loaned	—	378,721	—
Payable for investment management fees	1,789	24,445	4,031
Payable for distribution and shareholder service fees	477	16,200	1,008
Payable to trustees under the deferred compensation plan (Note 6)	53	12,420	128
Payable for trustee fees	21	305	45
Other accrued expenses and liabilities	19,526	91,978	33,207
Total liabilities	28,718	563,288	38,419
NET ASSETS	$4,317,163	$58,091,452	$9,714,143
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,616,369	$55,877,640	$9,983,891
Total distributable earnings (loss)	700,794	2,213,812	(269,748)
NET ASSETS	$4,317,163	$58,091,452	$9,714,143
+ Including securities loaned at value	$—	$370,040	$—
* Cost of investments in securities	$3,729,302	$54,690,586	$9,448,543
** Cost of short-term investments	$12,000	$378,721	$41,000
*** Cost of foreign currencies	$69	$7,350	$20
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019 (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
Class A
Net assets	$2,303,754	$42,171,749	$4,860,289
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	189,818	3,035,981	498,677
Net asset value and redemption price per share†	$12.14	$13.89	$9.75
Maximum offering price per share (5.75%)(1)	$12.88	$14.74	$10.34
Class C
Net assets	n/a	$8,586,780	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	621,387	n/a
Net asset value and redemption price per share†	n/a	$13.82	n/a
Class I
Net assets	$2,013,409	$5,919,939	$4,850,721
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	165,403	425,631	497,576
Net asset value and redemption price per share	$12.17	$13.91	$9.75
Class O
Net assets	n/a	$429,202	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	30,885	n/a
Net asset value and redemption price per share	n/a	$13.90	n/a
Class P3
Net assets	n/a	n/a	$3,133
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	318
Net asset value and redemption price per share	n/a	n/a	$9.84
Class W
Net assets	n/a	$983,782	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	63,036	n/a
Net asset value and redemption price per share	n/a	$15.61	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$402,264,359	$596,652,609	$471,964,002
Short-term investments at fair value**	10,941,871	11,739,749	5,769,377
Cash	1,817,818	2,176,649	—
Cash collateral for futures	54,098	—	241,848
Foreign currencies at value***	99,060	55,634	256,137
Receivables:
Investment securities and currencies sold	41,623	4,698,108	1,382
Fund shares sold	132,167	131,244	54,711
Dividends	408,375	1,062,564	1,196,202
Interest	7	—	11,513
Foreign tax reclaims	7,683	829,469	710,941
Unrealized appreciation on forward foreign currency contracts	—	2,676	—
Prepaid expenses	59,343	19,689	29,146
Reimbursement due from manager	17,103	11,114	27,604
Other assets	12,396	15,931	12,499
Total assets	415,855,903	617,395,436	480,275,362
LIABILITIES:
Payable for investment securities and currencies purchased	294,284	8,411,590	1,377
Payable for fund shares redeemed	709,423	388,302	369,470
Payable upon receipt of securities loaned	2,518,643	193,754	1,040,103
Unrealized depreciation on forward foreign currency contracts	—	176	—
Payable for investment management fees	346,493	427,689	255,330
Payable for distribution and shareholder service fees	6,927	—	—
Payable to custodian due to bank overdraft	—	—	195,858
Payable to trustees under the deferred compensation plan (Note 6)	12,396	15,931	12,499
Payable for trustee fees	1,913	2,743	2,120
Payable for Indian capital gains tax	—	25,394	—
Other accrued expenses and liabilities	468,815	330,384	422,387
Total liabilities	4,358,894	9,795,963	2,299,144
NET ASSETS	$411,497,009	$607,599,473	$477,976,218
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$375,725,188	$554,896,812	$460,475,624
Total distributable earnings	35,771,821	52,702,661	17,500,594
NET ASSETS	$411,497,009	$607,599,473	$477,976,218
+ Including securities loaned at value	$2,454,108	$184,350	$988,483
* Cost of investments in securities	$368,180,198	$548,469,862	$451,791,479
** Cost of short-term investments	$10,941,871	$11,739,749	$5,769,377
*** Cost of foreign currencies	$98,051	$55,677	$254,869
See Accompanying Notes to Financial Statements
25

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019 (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class A
Net assets	$22,672,389	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,841,689	n/a	n/a
Net asset value and redemption price per share†	$12.31	n/a	n/a
Maximum offering price per share (5.75%)(1)	$13.06	n/a	n/a
Class C
Net assets	$2,521,040	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	206,550	n/a	n/a
Net asset value and redemption price per share†	$12.21	n/a	n/a
Class I
Net assets	$315,160,636	$592,937,891	$403,511,934
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	25,517,748	51,682,558	41,860,641
Net asset value and redemption price per share	$12.35	$11.47	$9.64
Class P
Net assets	$3,181	$3,182	$3,134
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	256	276	324
Net asset value and redemption price per share	$12.44	$11.53	$9.68
Class P3
Net assets	$9,275,160	$14,658,400	$13,902,031
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	738,545	1,260,186	1,426,346
Net asset value and redemption price per share	$12.56	$11.63	$9.75
Class R
Net assets	$138,623	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	11,251	n/a	n/a
Net asset value and redemption price per share	$12.32	n/a	n/a
Class W
Net assets	$61,725,980	n/a	$60,559,119
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	5,007,642	n/a	6,283,382
Net asset value and redemption price per share	$12.33	n/a	$9.64

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended October 31, 2019

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$123,835	$2,148,295	$375,060
Securities lending income, net	133	955	27
Total investment income	123,968	2,149,250	375,087
EXPENSES:
Investment management fees	20,210	400,743	46,048
Distribution and shareholder service fees:
Class A	5,398	105,073	11,532
Class C	—	103,525	—
Class O	—	1,032	—
Transfer agent fees:
Class A	1,455	75,309	597
Class C	—	18,630	—
Class I	105	4,730	5,058
Class O	—	749	—
Class P3	—	—	21
Class W	—	1,786	—
Shareholder reporting expense	183	12,775	730
Registration fees	30,457	74,053	46,374
Professional fees	9,420	21,171	12,372
Custody and accounting expense	17,376	46,314	21,063
Trustee fees	161	2,440	368
Licensing fee (Note 7)	808	—	—
Miscellaneous expense	5,291	11,595	7,717
Interest expense	9	—	132
Total expenses	90,873	879,925	152,012
Waived and reimbursed fees	(61,300)	(175,504)	(81,762)
Net expenses	29,573	704,421	70,250
Net investment income	94,395	1,444,829	304,837
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	82,775	121,534	(441,307)
Forward foreign currency contracts	—	(1,744)	—
Foreign currency related transactions	(349)	(1,681)	(218)
Net realized gain (loss)	82,426	118,109	(441,525)
Net change in unrealized appreciation (depreciation) on:
Investments	283,405	3,084,553	842,057
Foreign currency related transactions	(7)	4,828	(75)
Net change in unrealized appreciation (depreciation)	283,398	3,089,381	841,982
Net realized and unrealized gain	365,824	3,207,490	400,457
Increase in net assets resulting from operations	$460,219	$4,652,319	$705,294
* Foreign taxes withheld	$7,421	$108,434	$48,223
See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended October 31, 2019

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,389,365	$14,512,892	$14,785,452
Interest, net of foreign taxes withheld*	842	966	2,863
Securities lending income, net	75,684	24,312	14,011
Other	—	—	89,462
Total investment income	8,465,891	14,538,170	14,891,788
EXPENSES:
Investment management fees	4,125,733	4,661,849	2,755,588
Distribution and shareholder service fees:
Class A	56,279	—	—
Class C	30,626	—	—
Class R	600	—	—
Transfer agent fees:
Class A	48,462	—	—
Class C	6,584	—	—
Class I	20,519	2,324	4,086
Class P	14	24	27
Class P3	962	215	241
Class R	259	—	—
Class W	128,751	—	103,052
Shareholder reporting expense	25,144	9,182	19,800
Registration fees	101,460	51,419	63,567
Professional fees	97,747	105,220	87,702
Custody and accounting expense	528,447	375,122	390,831
Trustee fees	15,302	21,938	16,958
Licensing fee (Note 7)	—	—	65,715
Miscellaneous expense	27,096	18,904	30,197
Interest expense	6,086	—	2,077
Total expenses	5,220,071	5,246,197	3,539,841
Waived and reimbursed fees	(471,716)	(97,610)	(446,650)
Brokerage commission recapture	(664)	(1,280)	—
Net expenses	4,747,691	5,147,307	3,093,191
Net investment income	3,718,200	9,390,863	11,798,597
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^) (net of Peruvian capital gains tax withheld^^)	2,393,797	(503,346)	(10,651,566)
Forward foreign currency contracts	30,442	180,191	356,607
Foreign currency related transactions	(234,446)	(245,640)	(649,385)
Futures	35,639	—	278,220
Net realized gain (loss)	2,225,432	(568,795)	(10,666,124)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#) (net of Peruvian capital gains tax accrued##)	51,312,433	45,443,211	31,816,370
Forward foreign currency contracts	40	2,648	4
Foreign currency related transactions	8,270	25,276	18,033
Futures	27,311	—	225,799
Net change in unrealized appreciation (depreciation)	51,348,054	45,471,135	32,060,206
Net realized and unrealized gain	53,573,486	44,902,340	21,394,082
Increase in net assets resulting from operations	$57,291,686	$54,293,203	$33,192,679
* Foreign taxes withheld	$1,034,610	$1,593,112	$1,448,393
^ Foreign taxes on sale of Indian investments	$6,816	$—	$—
# Foreign taxes accrued on Indian investments	$—	$25,394	$—
^^ Foreign taxes on sale of Peruvian investments	$22,149	$—	$—
## Foreign taxes accrued on Peruvian investments	$40,062	$—	$—
See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Corporate Leaders® 100 Fund		Voya Global Equity Dividend Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$94,395	$84,458	$1,444,829	$1,269,749
Net realized gain	82,426	76,034	118,109	3,025,154
Net change in unrealized appreciation (depreciation)	283,398	(218,827)	3,089,381	(5,722,630)
Increase (decrease) in net assets resulting from operations	460,219	(58,335)	4,652,319	(1,427,727)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(107,487)	(74,569)	(2,907,623)	(641,738)
Class C	—	—	(699,331)	(153,730)
Class I	(98,013)	(70,090)	(543,429)	(209,366)
Class O	—	—	(26,825)	(233,192)
Class W	—	—	(64,186)	(23,797)
Return of capital:
Class A	—	—	(33,693)	—
Class C	—	—	(7,800)	—
Class I	—	—	(5,413)	—
Class O	—	—	(334)	—
Class W	—	—	(701)	—
Total distributions	(205,500)	(144,659)	(4,289,335)	(1,261,823)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,145	208,711	4,676,239	17,206,262
Reinvestment of distributions	205,469	144,659	3,637,661	825,332
	232,614	353,370	8,313,900	18,031,594
Cost of shares redeemed	(57,843)	(96,289)	(16,125,720)	(28,982,382)
Net increase (decrease) in net assets resulting from capital share transactions	174,771	257,081	(7,811,820)	(10,950,788)
Net increase (decrease) in net assets	429,490	54,087	(7,448,836)	(13,640,338)
NET ASSETS:
Beginning of year or period	3,887,673	3,833,586	65,540,288	79,180,626
End of year or period	$4,317,163	$3,887,673	$58,091,452	$65,540,288
See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$304,837	$288,205	$3,718,200	$3,475,418
Net realized gain (loss)	(441,525)	670,643	2,225,432	20,289,746
Net change in unrealized appreciation (depreciation)	841,982	(1,621,068)	51,348,054	(95,695,069)
Increase (decrease) in net assets resulting from operations	705,294	(662,220)	57,291,686	(71,929,905)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(474,759)	(370,852)	(122,663)	(319,843)
Class C	—	—	—	(19,638)
Class I	(484,211)	(389,593)	(2,640,753)	(3,007,576)
Class P3	(65)	—	(36,027)	—
Class R	—	—	(428)	(905)
Class W	—	—	(506,564)	(876,676)
Total distributions	(959,035)	(760,445)	(3,306,435)	(4,224,638)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	114,039	108,437	117,125,885	210,392,822
Reinvestment of distributions	959,035	760,445	3,298,666	4,197,708
	1,073,074	868,882	120,424,551	214,590,530
Cost of shares redeemed	(38,315)	(91,446)	(118,285,047)	(97,244,816)
Net increase in net assets resulting from capital share transactions	1,034,759	777,436	2,139,504	117,345,714
Net increase (decrease) in net assets	781,018	(645,229)	56,124,755	41,191,171
NET ASSETS:
Beginning of year or period	8,933,125	9,578,354	355,372,254	314,181,083
End of year or period	$9,714,143	$8,933,125	$411,497,009	$355,372,254
See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$9,390,863	$7,095,356	$11,798,597	$9,246,692
Net realized gain (loss)	(568,795)	18,867,652	(10,666,124)	17,471,570
Net change in unrealized appreciation (depreciation)	45,471,135	(71,665,451)	32,060,206	(59,213,266)
Increase (decrease) in net assets resulting from operations	54,293,203	(45,702,443)	33,192,679	(32,495,004)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(25,678,527)	(11,581,280)	(21,511,340)	(19,548,257)
Class P3	(275,951)	—	(363,638)	—
Class W	—	—	(3,773,220)	(3,763,303)
Total distributions	(25,954,478)	(11,581,280)	(25,648,198)	(23,311,560)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	184,894,942	127,699,280	153,670,080	109,198,502
Reinvestment of distributions	25,940,983	11,581,280	25,648,198	23,310,874
	210,835,925	139,280,560	179,318,278	132,509,376
Cost of shares redeemed	(129,092,189)	(98,901,436)	(96,464,868)	(84,130,269)
Net increase in net assets resulting from capital share transactions	81,743,736	40,379,124	82,853,410	48,379,107
Net increase (decrease) in net assets	110,082,461	(16,904,599)	90,397,891	(7,427,457)
NET ASSETS:
Beginning of year or period	497,517,012	514,421,611	387,578,327	395,005,784
End of year or period	$607,599,473	$497,517,012	$477,976,218	$387,578,327
See Accompanying Notes to Financial Statements
31

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
10-31-19	11.47	0.25	1.01	1.26	0.27	0.32	—	0.59	—	12.14	11.79	2.39	0.88	0.88	2.19	2,304	26
10-31-18	12.07	0.23	(0.39)	(0.16)	0.22	0.22	—	0.44	—	11.47	(1.47)	2.74	0.84	0.84	1.99	2,074	22
12-06-16(4) - 10-31-17	10.00	0.21•	1.87	2.08	0.01	—	—	0.01	—	12.07	20.88	3.56	0.81	0.81	2.05	2,016	18
Class I
10-31-19	11.50	0.29	1.01	1.30	0.31	0.32	—	0.63	—	12.17	12.12	2.08	0.56	0.56	2.50	2,013	26
10-31-18	12.10	0.27	(0.41)	(0.14)	0.24	0.22	—	0.46	—	11.50	(1.24)	2.46	0.56	0.56	2.26	1,814	22
12-06-16(4) - 10-31-17	10.00	0.23•	1.89	2.12	0.02	—	—	0.02	—	12.10	21.20	3.31	0.56	0.56	2.29	1,818	18
Voya Global Equity Dividend Fund
Class A
10-31-19	13.81	0.33	0.70	1.03	0.37	0.57	0.01	0.95	—	13.89	8.15	1.36	1.06	1.06	2.47	42,172	133
10-31-18	14.41	0.26•	(0.60)	(0.34)	0.26	—	—	0.26	—	13.81	(2.39)	1.47	1.25	1.25	1.76	43,222	33
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
Class C
10-31-19	13.73	0.23	0.69	0.92	0.25	0.57	0.01	0.83	—	13.82	7.29	2.11	1.81	1.81	1.68	8,587	133
10-31-18	14.32	0.15	(0.58)	(0.43)	0.16	—	—	0.16	—	13.73	(3.07)	2.22	2.00	2.00	1.02	12,686	33
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
Class I
10-31-19	13.83	0.37	0.70	1.07	0.41	0.57	0.01	0.99	—	13.91	8.43	1.00	0.83	0.83	2.71	5,920	133
10-31-18	14.43	0.30	(0.60)	(0.30)	0.30	—	—	0.30	—	13.83	(2.15)	1.10	1.00	1.00	2.05	8,178	33
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
Class O
10-31-19	13.77	0.33	0.71	1.04	0.33	0.57	0.01	0.91	—	13.90	8.15	1.36	1.06	1.06	2.47	429	133
10-31-18	14.38	0.27•	(0.62)	(0.35)	0.26	—	—	0.26	—	13.77	(2.47)	1.47	1.25	1.25	1.87	412	33
10-31-17	12.43	0.26	2.00	2.26	0.31	—	—	0.31	—	14.38	18.36	1.49	1.25	1.25	1.93	13,612	29
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
Class W
10-31-19	15.40	0.41	0.79	1.20	0.41	0.57	0.01	0.99	—	15.61	8.41	1.11	0.81	0.81	2.72	984	133
10-31-18	16.03	0.33•	(0.66)	(0.33)	0.30	—	—	0.30	—	15.40	(2.13)	1.22	1.00	1.00	2.05	1,043	33
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
Voya International High Dividend Low Volatility Fund
Class A
10-31-19	10.10	0.30	0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
10-31-19	10.10	0.33•	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
See Accompanying Notes to Financial Statements
32

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund (continued)
Class P3
02-28-19(4) - 10-31-19	9.63	0.30•	0.12	0.42	0.21	—	—	0.21	—	9.84	4.41	2.58	0.00*	0.00*	4.72	3	60
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-19	10.64	0.07	1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
Class C
10-31-19	10.56	(0.04)•	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
Class I
10-31-19	10.68	0.12	1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
Class P
02-28-19(4) - 10-31-19	12.00	0.18•	0.26	0.44	—	—	—	—	—	12.44	6.05	1.96	0.15	0.15	2.27	3	71
Class P3
10-31-19	10.73	0.29•	1.65	1.94	0.11	—	—	0.11	—	12.56	18.22	1.30	0.00*	0.00*	2.46	9,275	71
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
10-31-19	10.66	0.04	1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
Class W
10-31-19	10.66	0.10	1.67	1.77	0.10	—	—	0.10	—	12.33	16.70	1.51	1.32	1.32	0.83	61,726	71
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
Voya Multi-Manager International Equity Fund
Class I
10-31-19	10.98	0.18	0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53	0.96	0.96	0.96	1.69	592,938	51
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
Class P
02-28-19(4) - 10-31-19	11.00	0.23•	0.30	0.53	—	—	—	—	—	11.53	6.07	2.12	0.15	0.15	3.03	3	51
Class P3
10-31-19	11.03	0.30•	0.88	1.18	0.18	0.40	—	0.58	—	11.63	11.52	0.96	0.00*	0.00*	2.74	14,658	51
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
See Accompanying Notes to Financial Statements
33

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund
Class I
10-31-19	9.57	0.26•	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.81	0.75	0.75	2.76	403,512	58
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
Class P
02-28-19(4) - 10-31-19	9.00	0.23•	0.45	0.68	—	—	—	—	—	9.68	4.42	2.14	0.15	0.15	3.66	3	58
Class P3
10-31-19	9.60	0.33•	0.47	0.80	0.26	0.39	—	0.65	—	9.75	9.11	0.81	0.00*	0.00*	3.51	13,902	58
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
10-31-19	9.57	0.26	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.99	0.75	0.75	2.77	60,559	58
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global Equity Dividend Fund would have been (3.88)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager Emerging Markets Equity Fund would have been (18.57)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class P, Class P3 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Equity Dividend were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and International High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager Emerging
Markets Equity and Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.
Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and
Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of October 31, 2019, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $2,676 on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of October 31, 2019.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity had a liability position of  $176 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2019, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of October 31, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Global Equity Dividend, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements.
During the year ended October 31, 2019, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Global Equity Dividend	$—	$791
Multi-Manager Emerging Markets Equity	697,506	405,919
Multi-Manager International Equity	3,808,776	646,771
Multi-Manager International Factors	7,796,789	—
Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at October 31, 2019 for Multi-Manager International Equity. Global Equity Dividend, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors did not have any open forward foreign currency contracts at October 31, 2019.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2019, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2019, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$1,093,470
Multi-Manager International Factors	4,212,786
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at October 31, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for Global Equity Dividend and International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$1,133,550	$1,068,005
Global Equity Dividend	79,218,287	86,071,184
International High Dividend Low Volatility	5,864,921	5,527,728
Multi-Manager Emerging Markets Equity	278,377,935	267,696,684
Multi-Manager International Equity	362,622,278	268,239,117
Multi-Manager International Factors	316,375,349	244,002,205
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Effective February 28, 2019, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors. These waivers are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend(1)	0.50%
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity(2)(3)	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors(4)	0.65%

(1)
Prior to May 6, 2019, the management fee was 0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% thereafter.

(2)
Effective March 1, 2019, the Investment Adviser had contractually agreed to waive 0.016% of the management fee for Multi-Manager Emerging Markets Equity. This waiver replaced the management fee waiver in connection with the sub-advisory fee reduction. Any fees waived or reimbursed were not eligible for recoupment. Effective August 9, 2019, the Investment Adviser is no longer required to waive 0.016% of the management fee. Termination of this obligation was approved by the Board.

(3)
Prior to August 9, 2019, the management fee was 1.10% on all assets.

(4)
On September 12, 2019, the Board approved a retroactive management fee waiver for Multi-Manager International Factors. Effective May 31, 2019, the Investment Adviser has contractually agreed to waive 0.01% of the management fee for Multi-Manager International Factors. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Prior to March 1, 2019, the Investment Adviser had contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity in connection with sub-advisory fee reductions that occurred on July 1, 2015 and July 1, 2013 for each Fund, respectively. The waivers were calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended February 28, 2019, the Investment Adviser waived $23,729 and $0 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively, based on the sub-advisory fee reductions. Effective March 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity based on the sub-advisory fee reductions. The termination of these obligations were approved by the Board, and for Multi-Manager Emerging Markets Equity, replaced with a contractual management fee waiver.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend(1)	Voya IM*
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity(2)	Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*

(1)
Effective May 6, 2019, NNIP Advisers B.V. was removed as a sub-adviser and Voya IM was added as a sub-adviser.

(2)
Effective April 9, 2019, Voya IM began managing a portion of the Fund’s assets and effective August 9, 2019, J.P. Morgan Investment Management Inc. was removed as a sub-adviser.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	0.25%	N/A
International High Dividend Low Volatility	0.25%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2019, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Corporate Leaders® 100	$35	$—
Global Equity Dividend	852	—
International High Dividend Low Volatility	207	—
Multi-Manager Emerging Markets Equity	495	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$418	$62
Multi-Manager Emerging Markets Equity	574	81
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Emerging Markets Equity	7.27%
	Multi-Manager International Factors	12.74
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	92.88
	International High Dividend Low Volatility	97.34
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	7.09
	Multi-Manager International Equity	5.51
	Multi-Manager International Factors	17.50
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	12.41
	Multi-Manager International Equity	14.05
	Multi-Manager International Factors	17.90
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	10.91
	Multi-Manager International Equity	14.72
	Multi-Manager International Factors	12.06
Voya Solution 2055 Portfolio	Multi-Manager International Equity	5.38
Voya Solution Income Portfolio	Multi-Manager International Factors	5.12
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	7.31
	Multi-Manager International Equity	7.92
	Multi-Manager International Factors	5.04
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Global Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC. Multi-Manager Emerging Markets Equity, effective August 9, 2019, and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Corporate Leaders® 100	Audit	$8,380
	Custody	9,121
Global Equity Dividend	Custody	33,432
	Transfer Agent	29,318
International High Dividend Low Volatility	Audit	14,479
	Custody	12,848
	Miscellaneous	4,762
Multi-Manager Emerging Markets Equity	Custody	262,165
Multi-Manager International Factors	Custody	178,006
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	0.56%	N/A	N/A	N/A	N/A	N/A
Global Equity Dividend(1)	0.85%	1.60%	0.60%	0.85%	N/A	N/A	N/A	0.60%
International High Dividend Low Volatility(2)	0.90%	N/A	0.65%	N/A	N/A	0.00%	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	0.15%	0.00%	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	0.15%	0.00%	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	0.15%	0.00%	N/A	0.75%

(1)
Prior to May 6, 2019, the expense limits for Global Equity Dividend were 1.40%, 2.15%, 1.15%, 1.40%, and 1.15% for Class A, Class C, Class I, Class O and Class W, respectively. Also prior to May 6, 2019, the expense limits for the Fund were pursuant to a side letter agreement so that the expense limits were 1.25%, 2.00%, 1.00%, 1.25%, and 1.00% for Class A, Class C, Class I, Class O, and Class W, respectively. Termination or modification of the side letter agreement was approved by the Board. Any fees waived pursuant to the side letter agreement were not eligible for recoupment.

(2)
Prior to March 1, 2019, the expense limits for International High Dividend Low Volatility were 0.85% and 0.60% for Class A and Class I, respectively.

Pursuant to side letter agreements, through March 1, 2021, the Investment Adviser has further lowered the expense limits for the following Fund. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table

43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity(1)	1.50%	2.25%	1.15%	1.75%	1.25%

(1)
Prior to August 9, 2019, the side letter expense limits were 1.60%, 2.35%, 1.25%, 1.85%, and 1.35% for Class A, Class C, Class I, Class R, and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2020	2021	2022	Total
Global Corporate Leaders® 100	$84,212	$75,927	$61,195	$221,334
International High Dividend Low Volatility	106,475	81,656	77,119	265,250
Multi-Manager Emerging Markets Equity	209,840	230,962	325,516	766,318
Multi-Manager International Equity	8,980	17,941	97,570	124,491
Multi-Manager International Factors	237,598	358,895	324,093	920,586
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2019, are as follows:
	October 31,
	2020	2021	2022	Total
Global Corporate Leaders® 100
Class I	$—	$61	$105	$166
International High Dividend Low Volatility
Class I	3,336	5,030	4,643	13,009
Multi-Manager Emerging Markets Equity
Class A	32,416	28,489	23,982	84,887
Class C	5,220	4,438	3,248	12,906
Class P	—	—	13	13
Class R	107	108	127	342
Class W	69,190	65,763	63,742	198,695
Multi-Manager International Equity
Class P	—	—	23	23
Multi-Manager International Factors
Class P	—	—	25	25
Class W	62,166	72,324	103,000	237,490
The expense limitation agreements are contractual through March 1, 2020 (except Global Equity Dividend and Multi-Manager Emerging Markets Equity, which are through March 1, 2021) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 10 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	24	$2,717,171	3.37%
Multi-Manager International Factors	11	1,641,661	3.40

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Corporate Leaders® 100
Class A
10/31/2019	2,350	—	10,176	(3,525)	—	9,001	27,145	—	107,456	(39,554)	—	95,047
10/31/2018	15,727	—	6,250	(8,135)	—	13,842	188,711	—	74,569	(96,289)	—	166,991
Class I
10/31/2019	—	—	9,281	(1,614)	—	7,667	—	—	98,013	(18,289)	—	79,724
10/31/2018	1,614	—	5,875	—	—	7,489	20,000	—	70,090	—	—	90,090
Global Equity Dividend
Class A
10/31/2019	236,328	—	195,767	(525,329)	—	(93,234)	3,155,757	—	2,538,459	(7,070,263)	—	(1,376,047)
10/31/2018	975,854	—	36,076	(468,131)	—	543,799	13,849,994	—	516,685	(6,840,674)	—	7,526,005
Class C
10/31/2019	10,100	—	51,538	(364,503)	—	(302,865)	130,806	—	658,428	(4,857,295)	—	(4,068,061)
10/31/2018	10,691	—	10,060	(251,317)	—	(230,566)	157,028	—	142,700	(3,656,752)	—	(3,357,024)
Class I
10/31/2019	103,451	—	26,962	(295,990)	—	(165,577)	1,374,976	—	350,286	(4,034,677)	—	(2,309,415)
10/31/2018	163,433	—	9,428	(307,391)	—	(134,530)	2,391,977	—	135,106	(4,483,891)	—	(1,956,808)
Class O
10/31/2019	1,072	—	2,058	(2,141)	—	989	14,500	—	26,723	(28,603)	—	12,620
10/31/2018	40,239	—	536	(957,359)	—	(916,584)	587,931	—	7,667	(13,558,029)	—	(12,962,431)
Class W
10/31/2019	13	—	4,386	(9,082)	—	(4,683)	200	—	63,765	(134,882)	—	(70,917)
10/31/2018	13,045	—	1,453	(27,447)	—	(12,949)	219,332	—	23,174	(443,036)	—	(200,530)
International High Dividend Low Volatility
Class A
10/31/2019	8,246	—	51,703	(3,977)	—	55,972	81,039	—	474,759	(38,238)	—	517,560
10/31/2018	4,605	—	33,016	(7,959)	—	29,662	52,187	—	370,852	(91,446)	—	331,593
Class I
10/31/2019	3,102	—	52,655	(8)	—	55,749	30,000	—	484,211	(77)	—	514,134
10/31/2018	4,775	—	34,667	—	—	39,442	56,250	—	389,593	—	—	445,843
Class P3
2/28/2019(1) - 10/31/2019	311	—	7	—	—	318	3,000	—	65	—	—	3,065
Multi-Manager Emerging Markets Equity
Class A
10/31/2019	154,182	—	10,787	(341,618)	—	(176,649)	1,814,573	—	115,311	(3,972,382)	—	(2,042,498)
10/31/2018	203,487	—	22,900	(429,023)	—	(202,636)	2,721,297	—	297,694	(5,479,112)	—	(2,460,121)
Class C
10/31/2019	7,078	—	—	(139,498)	—	(132,420)	79,701	—	—	(1,585,037)	—	(1,505,336)
10/31/2018	68,782	—	1,495	(68,892)	—	1,385	862,200	—	19,422	(870,056)	—	11,566
Class I
10/31/2019	8,076,571	—	247,028	(8,062,690)	—	260,909	95,702,773	—	2,640,725	(93,605,832)	—	4,737,666
10/31/2018	14,268,145	—	230,970	(5,510,339)	—	8,988,776	180,733,353	—	3,004,921	(72,372,330)	—	111,365,944
Class P
2/28/2019(1) - 10/31/2019	256	—	—	—	—	256	3,000	—	—	—	—	3,000
Class P3
10/31/2019	845,943	—	3,348	(432,840)	—	416,451	10,074,991	—	36,027	(5,144,314)	—	4,966,704
6/1/2018(1) - 10/31/2018	511,799	—	—	(189,705)	—	322,094	6,374,857	—	—	(2,290,404)	—	4,084,453
Class R
10/31/2019	2,725	—	6	(961)	—	1,770	31,811	—	64	(11,187)	—	20,688
10/31/2018	2,460	—	9	(764)	—	1,705	30,723	—	108	(10,408)	—	20,423
45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager Emerging Markets Equity (continued)
Class W
10/31/2019	815,843	—	47,429	(1,206,172)	—	(342,900)	9,419,036	—	506,539	(13,966,295)	—	(4,040,720)
10/31/2018	1,586,340	—	67,351	(1,258,017)	—	395,674	19,670,392	—	875,563	(16,222,506)	—	4,323,449
Multi-Manager International Equity
Class I
10/31/2019	15,653,931	—	2,579,400	(11,382,972)	—	6,850,359	172,671,778	—	25,665,032	(125,292,178)	—	73,044,632
10/31/2018	10,101,422	—	954,763	(7,971,794)	—	3,084,391	121,433,608	—	11,581,280	(98,249,758)	—	34,765,130
Class P
2/28/2019(1) - 10/31/2019	276	—	—	—	—	276	3,000	—	—	—	—	3,000
Class P3
10/31/2019	1,112,553	—	27,568	(340,475)	—	799,646	12,220,164	—	275,951	(3,800,011)	—	8,696,104
6/1/2018(1) - 10/31/2018	514,264	—	—	(53,725)	—	460,539	6,265,672	—	—	(651,678)	—	5,613,994
Multi-Manager International Factors
Class I
10/31/2019	14,015,366	—	2,492,623	(8,719,655)	—	7,788,334	130,670,597	—	21,511,340	(80,757,331)	—	71,424,606
10/31/2018	8,722,322	—	1,877,835	(6,545,401)	—	4,054,756	91,304,185	—	19,548,257	(69,814,939)	—	41,037,503
Class P
2/28/2019(1) - 10/31/2019	324	—	—	—	—	324	3,000	—	—	—	—	3,000
Class P3
10/31/2019	1,238,822	—	41,942	(400,391)	—	880,373	11,480,241	—	363,638	(3,755,083)	—	8,088,796
6/1/2018(1) - 10/31/2018	607,549	—	—	(61,576)	—	545,973	6,392,502	—	—	(640,677)	—	5,751,825
Class W
10/31/2019	1,261,829	—	437,221	(1,289,342)	—	409,708	11,516,242	—	3,773,220	(11,952,454)	—	3,337,008
10/31/2018	1,093,977	—	361,790	(1,293,386)	—	162,381	11,501,815	—	3,762,617	(13,674,653)	—	1,589,779

(1)
Commencement of operations.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2019:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$177,374	$(177,374)	$—
J.P. Morgan Securities LLC	123,052	(123,052)	—
National Bank of Canada Financial Inc.	66,682	(66,682)	—
TD Prime Services LLC	2,932	(2,932)	—
Total	$370,040	$(370,040)	$—

(1)
Collateral with a fair value of  $378,721 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$10,372	$(10,372)	$—
BNP Paribas Prime Brokerage Intl Ltd	229,293	(229,293)	—
Citadel Clearing LLC	221,339	(221,339)	—
Citadel Securities LLC	84,392	(84,392)	—
Deutsche Bank Securities Inc.	346,797	(346,797)	—
Goldman Sachs & Co. LLC	898,103	(898,103)	—
J.P. Morgan Securities LLC	645,815	(645,815)	—
Morgan Stanley & Co. LLC	16,512	(16,512)	—
RBC Capital Markets, LLC	1,485	(1,485)	—
Total	$2,454,108	$(2,454,108)	$—

(1)
Collateral with a fair value of  $2,518,643 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. International PLC	$184,350	$(184,350)	$—
Total	$184,350	$(184,350)	$—

(1)
Collateral with a fair value of  $193,754 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$193,373	$(193,373)	$—
HSBC Bank PLC	518,486	(518,486)	—
JP Morgan Securities, Plc.	276,624	(276,624)	—
Total	$988,483	$(988,483)	$—

(1)
Collateral with a fair value of  $1,040,103 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

47

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Global Corporate Leaders® 100	$113,243	$92,257	$—	$144,659	$—
Global Equity Dividend	1,599,437	2,641,957	47,941	1,261,823	—
International High Dividend Low Volatility	312,605	646,430	—	752,602	7,843
Multi-Manager Emerging Markets Equity	3,306,435	—	—	4,224,638	—
Multi-Manager International Equity	8,635,022	17,319,456	—	11,581,280	—
Multi-Manager International Factors	11,712,446	13,935,752	—	23,311,560	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Corporate Leaders® 100	$94,378	$90,329	$518,350	$—	—	—
Global Equity Dividend	—	—	3,067,706	(748,125)	Long-term	None
International High Dividend Low Volatility	78,060	—	141,655	(286,367)	Short-term	None
				(193,995)	Long-term	None
				$(480,362)
Multi-Manager Emerging Markets Equity	6,502,075	2,176,679	27,102,509	—	—	—
Multi-Manager International Equity	11,144,380	—	42,935,819	(670,484)	Short-term	None
Multi-Manager International Factors	13,778,093	—	16,322,472	(12,233,045)	Short-term	None
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. As of October 31, 2019, the Funds are currently evaluating the impact of these changes on the financial statements.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modiﬁes certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning

48

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 15 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds, upon completion of the audit for the fiscal year ended October 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Funds’ financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended October 31, 2019 and October 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2020. During the Funds’ fiscal years ended October 31, 2019 and October 31, 2018, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2019, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Global Corporate Leaders® 100
Class A	$0.2764	$0.0038	$0.2542	December 17, 2019	December 13, 2019
Class I	$0.3132	$0.0038	$0.2542	December 17, 2019	December 13, 2019
Multi-Manager Emerging Markets Equity
Class A	$0.1620	$—	$0.0666	December 17, 2019	December 13, 2019
Class C	$0.0458	$—	$0.0666	December 17, 2019	December 13, 2019
Class I	$0.2065	$—	$0.0666	December 17, 2019	December 13, 2019
Class P	$0.2053	$—	$0.0666	December 17, 2019	December 13, 2019
Class P3	$0.2067	$—	$0.0666	December 17, 2019	December 13, 2019
Class R	$0.1371	$—	$0.0666	December 17, 2019	December 13, 2019
Class W	$0.1936	$—	$0.0666	December 17, 2019	December 13, 2019
Multi-Manager International Equity
Class I	$0.2330	$—	$—	December 17, 2019	December 13, 2019
Class P	$0.2207	$—	$—	December 17, 2019	December 13, 2019
Class P3	$0.2328	$—	$—	December 17, 2019	December 13, 2019
Multi-Manager International Factors
Class I	$0.3092	$—	$—	December 17, 2019	December 13, 2019
Class P	$0.3029	$—	$—	December 17, 2019	December 13, 2019
Class P3	$0.3091	$—	$—	December 17, 2019	December 13, 2019
Class W	$0.3093	$—	$—	December 17, 2019	December 13, 2019
49

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

Class conversion: On May 23, 2019, the Board approved the conversion for Global Equity Dividend’s Class O shares to Class A shares. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of Global Equity Dividend will be converted to Class A shares.
On May 23, 2019, the Board approved the conversion for Global Equity Dividend’s and Multi-Manager Emerging Markets Equity’s Class C shares to Class A shares of the same Fund. Beginning on or about January 2, 2020, all outstanding Class C shares of Global Equity Dividend and Multi-Manager Emerging Markets Equity will automatically convert to Class A shares of the same Fund after they have been held for a ten-year holding period.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

50

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Australia: 0.5%
943	Other Securities	$23,115	0.5

	France: 6.2%
7,365 (1)	Other Securities	269,845	6.2

	Germany: 5.8%
346	BASF SE	26,303	0.6
332	Bayer AG	25,755	0.6
478	Daimler AG	27,940	0.6
224	Siemens AG	25,850	0.6
7,902	Other Securities	144,955	3.4
		250,803	5.8
	Japan: 4.9%
14,400	Other Securities	210,235	4.9

	Netherlands: 2.2%
2,276	ING Groep NV	25,772	0.6
1,687	Other Securities	67,943	1.6
		93,715	2.2
	South Korea: 0.6%
567	Other Securities	24,506	0.6

	Spain: 2.2%
15,079	Other Securities	96,490	2.2

	Switzerland: 3.9%
6,013	Other Securities	168,566	3.9

	United Kingdom: 7.5%
1,034	Anglo American PLC	26,612	0.6
4,866	Aviva PLC	26,228	0.6
12,764	Barclays PLC	27,686	0.7
1,120	GlaxoSmithKline PLC	25,654	0.6
26,092	Other Securities	216,933	5.0
		323,113	7.5
	United States: 64.7%
419	3M Co.	69,131	1.6
831	Abbott Laboratories	69,480	1.6
55 (2)	Alphabet, Inc. - Class C	69,306	1.6
39 (2)	Amazon.com, Inc.	69,290	1.6
308	American Tower Corp.	67,169	1.6
353	Aon PLC	68,185	1.6
312	Apple, Inc.	77,613	1.8
1,378	Bristol-Myers Squibb Co.	79,056	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
544	Caterpillar, Inc.	$74,963	1.7
572	Chevron Corp.	66,432	1.5
994	Citigroup, Inc.	71,429	1.7
1,266	Coca-Cola Co.	68,908	1.6
945	Colgate-Palmolive Co.	64,827	1.5
980	DowDuPont, Inc.	64,592	1.5
1,070	Emerson Electric Co.	75,060	1.7
968	Exxon Mobil Corp.	65,408	1.5
7,516	Ford Motor Co.	64,562	1.5
7,616	General Electric Co.	76,008	1.8
330	Goldman Sachs Group, Inc.	70,415	1.6
411	Honeywell International, Inc.	70,992	1.7
3,730	HP, Inc.	64,790	1.5
1,352	Intel Corp.	76,429	1.8
479	International Business Machines Corp.	64,057	1.5
533	Johnson & Johnson	70,377	1.6
1,579	Johnson Controls International plc	68,418	1.6
587	JPMorgan Chase & Co.	73,328	1.7
490	Kimberly-Clark Corp.	65,111	1.5
685	Marsh & McLennan Cos., Inc.	70,980	1.6
323	McDonald’s Corp.	63,534	1.5
819	Merck & Co., Inc.	70,975	1.6
492	Microsoft Corp.	70,538	1.6
1,612	Morgan Stanley	74,233	1.7
745	Nike, Inc.	66,715	1.6
506	PepsiCo, Inc.	69,408	1.6
1,920	Pfizer, Inc.	73,670	1.7
912	Philip Morris International, Inc.	74,273	1.7
553	Procter & Gamble Co.	68,854	1.6
536	Texas Instruments, Inc.	63,243	1.5
500	United Technologies Corp.	71,790	1.7
581	Walmart, Inc.	68,128	1.6
		2,791,677	64.7
	Total Common Stock (Cost $3,673,369)	4,252,065	98.5
EXCHANGE-TRADED FUNDS: 1.3%
1,130	iShares Global 100 ETF	57,539	1.3
	Total Exchange-Traded Funds (Cost $55,933)	57,539	1.3
	Total Long-Term Investments (Cost $3,729,302)	4,309,604	99.8

See Accompanying Notes to Financial Statements
51

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
12,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690% (Cost $12,000)	$12,000	0.3
	Total Short-Term Investments (Cost $12,000)	12,000	0.3
	Total Investments in Securities (Cost $3,741,302)	$4,321,604	100.1
	Liabilities in Excess of Other Assets	(4,441)	(0.1)
	Net Assets	$4,317,163	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Industrials	14.1
Consumer Staples	13.8
Health Care	12.3
Information Technology	10.8
Consumer Discretionary	10.6
Energy	5.3
Communication Services	4.4
Materials	3.8
Utilities	2.2
Real Estate	1.6
Exchange-Traded Funds	1.3
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$23,115	$—	$23,115
France	—	269,845	—	269,845
Germany	27,940	222,863	—	250,803
Japan	—	210,235	—	210,235
Netherlands	—	93,715	—	93,715
South Korea	—	24,506	—	24,506
Spain	—	96,490	—	96,490
Switzerland	—	168,566	—	168,566
United Kingdom	—	323,113	—	323,113
United States	2,791,677	—	—	2,791,677
Total Common Stock	2,819,617	1,432,448	—	4,252,065
Exchange-Traded Funds	57,539	—	—	57,539
Short-Term Investments	12,000	—	—	12,000
Total Investments, at fair value	$2,889,156	$1,432,448	$—	$4,321,604

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
52

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2019 (continued)

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,803,262.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$730,163
Gross Unrealized Depreciation	(211,813)
Net Unrealized Appreciation	$518,350
See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK:99.7%
	Australia: 3.2%
6,863	Rio Tinto Ltd.	$429,165	0.7
156,568	Other Securities	1,420,567	2.5
		1,849,732	3.2
	Belgium: 0.3%
2,282 (1)	Other Securities	183,927	0.3

	Canada: 4.7%
4,261	Canadian Imperial Bank of Commerce - XTSE	363,338	0.7
3,873	Waste Connections, Inc.	357,865	0.6
53,581	Other Securities	1,982,231	3.4
		2,703,434	4.7
	China: 0.4%
75,000	Other Securities	257,672	0.4

	Denmark: 1.2%
8,056	Novo Nordisk A/S	442,989	0.8
3,047 (1)	Other Securities	259,299	0.4
		702,288	1.2
	Finland: 0.8%
11,297 (1)	Other Securities	461,055	0.8

	France: 2.1%
42,962 (1)	Other Securities	1,212,428	2.1

	Germany: 1.1%
51,471 (1)	Other Securities	643,693	1.1

	Guernsey: 0.5%
4,606	Other Securities	300,311	0.5

	Hong Kong: 1.1%
126,900	Other Securities	649,096	1.1

	Israel: 0.3%
24,033	Other Securities	175,062	0.3

	Italy: 0.9%
17,306 (2)(3)	Poste Italiane SpA	210,206	0.4
62,306	Other Securities	319,873	0.5
		530,079	0.9
	Japan: 8.5%
13,000	Canon, Inc.	356,716	0.6
150,368	Other Securities	4,574,468	7.9
		4,931,184	8.5
	Netherlands: 3.1%
8,771 (3)	ABN AMRO Bank NV	163,492	0.3
20,473	Royal Dutch Shell PLC - Class A	593,475	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands (continued)
7,325	Unilever NV	$432,957	0.7
49,834	Other Securities	618,499	1.1
		1,808,423	3.1
	New Zealand: 0.1%
23,303	Other Securities	66,848	0.1

	Norway: 0.8%
25,935	Other Securities	444,337	0.8

	Singapore: 0.8%
214,500	Other Securities	455,932	0.8

	Spain: 2.0%
1,003 (2)(3)	Aena SME SA	184,113	0.3
4,811 (2)	Amadeus IT Group SA	355,909	0.6
30,337	Other Securities	620,543	1.1
		1,160,565	2.0
	Switzerland: 2.6%
4,003	Nestle SA	428,247	0.7
2,135	Roche Holding AG	642,541	1.1
1,150	Zurich Insurance Group AG	450,455	0.8
		1,521,243	2.6
	United Kingdom: 5.0%
21,781 (3)	Auto Trader Group PLC	158,703	0.3
21,211	GlaxoSmithKline PLC	485,838	0.9
12,179	Persimmon PLC	359,237	0.6
507,049	Other Securities	1,879,261	3.2
		2,883,039	5.0
	United States: 60.2%
6,388	AbbVie, Inc.	508,165	0.9
7,248	Aflac, Inc.	385,304	0.7
1,942	Air Products & Chemicals, Inc.	414,151	0.7
10,296	Altria Group, Inc.	461,158	0.8
1,792	Amgen, Inc.	382,144	0.7
17,337	AT&T, Inc.	667,301	1.1
8,482	Bristol-Myers Squibb Co.	486,612	0.8
4,637	Chevron Corp.	538,541	0.9
12,320	Cisco Systems, Inc.	585,323	1.0
3,268	Citrix Systems, Inc.	355,755	0.6
3,915	Eli Lilly & Co.	446,114	0.8
2,593	Expedia Group, Inc.	354,359	0.6
2,497	Hershey Co.	366,734	0.6
2,875	Honeywell International, Inc.	496,599	0.9
9,556	Intel Corp.	540,201	0.9
3,513	International Business Machines Corp.	469,794	0.8
5,950	Johnson & Johnson	785,638	1.3
4,094	JPMorgan Chase & Co.	511,423	0.9
1,791	L3Harris Technologies, Inc.	369,501	0.6

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
1,931	McDonald’s Corp.	$379,828	0.7
7,371	Merck & Co., Inc.	638,771	1.1
12,285	Microsoft Corp.	1,761,300	3.0
9,507	Oracle Corp.	518,036	0.9
4,297	Paychex, Inc.	359,401	0.6
4,243	PepsiCo, Inc.	582,012	1.0
15,218	Pfizer, Inc.	583,915	1.0
6,567	Philip Morris International, Inc.	534,817	0.9
3,395	Phillips 66	396,604	0.7
5,147	Procter & Gamble Co.	640,853	1.1
3,513	Quest Diagnostics, Inc.	355,691	0.6
4,088	Republic Services, Inc.	357,741	0.6
6,588	Southern Co.	412,804	0.7
3,779	Texas Instruments, Inc.	445,884	0.8
4,627	Tyson Foods, Inc.	383,069	0.7
3,574	Waste Management, Inc.	401,039	0.7
9,597	Wells Fargo & Co.	495,493	0.9
16,012	Western Union Co.	401,261	0.7
390,543 (4)	Other Securities	16,214,550	27.9
		34,987,886	60.2
	Total Common Stock (Cost $54,678,446)	57,928,234	99.7
EXCHANGE-TRADED FUNDS: 0.0%
90	Other Securities	12,438	0.0
	Total Exchange-Traded Funds (Cost $12,140)	12,438	0.0
	Total Long-Term Investments (Cost $54,690,586)	57,940,672	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.7%
378,721 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/19, 1.90%, due 11/01/19 (Repurchase Amount $378,741, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $386,296, due 04/15/20- 10/15/21) (Cost $378,721)	378,721	0.7
	Total Short-Term Investments (Cost $378,721)	378,721	0.7

Principal Amount†		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $55,069,307)	$58,319,393	100.4
	Liabilities in Excess of Other Assets	(227,941)	(0.4)
	Net Assets	$58,091,452	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Information Technology	20.2%
Financials	16.0
Industrials	12.1
Health Care	11.4
Consumer Staples	10.3
Consumer Discretionary	7.9
Communication Services	6.5
Utilities	4.5
Energy	4.3
Materials	3.4
Real Estate	3.1
Exchange-Traded Funds	0.0
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,849,732	$—	$1,849,732
Belgium	—	183,927	—	183,927
Canada	2,703,434	—	—	2,703,434
China	—	257,672	—	257,672
Denmark	—	702,288	—	702,288
Finland	—	461,055	—	461,055
France	109,529	1,102,899	—	1,212,428
Germany	118,611	525,082	—	643,693
Guernsey	300,311	—	—	300,311
Hong Kong	—	649,096	—	649,096
Israel	—	175,062	—	175,062
Italy	—	530,079	—	530,079
Japan	—	4,931,184	—	4,931,184
Netherlands	—	1,808,423	—	1,808,423
New Zealand	—	66,848	—	66,848
Norway	—	444,337	—	444,337
Singapore	—	455,932	—	455,932
Spain	—	1,160,565	—	1,160,565
Switzerland	—	1,521,243	—	1,521,243
United Kingdom	—	2,883,039	—	2,883,039
United States	34,987,886	—	—	34,987,886
Total Common Stock	38,219,771	19,708,463	—	57,928,234
Exchange-Traded Funds	12,438	—	—	12,438
Short-Term Investments	—	378,721	—	378,721
Total Investments, at fair value	$38,232,209	$20,087,184	$—	$58,319,393

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,744)
Total	$(1,744)
See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2019 (continued)

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $55,258,589.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,578,456
Gross Unrealized Depreciation	(1,510,750)
Net Unrealized Appreciation	$3,067,706
See Accompanying Notes to Financial Statements
57

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.3%
	Australia: 7.8%
6,568	Coca-Cola Amatil Ltd.	$46,092	0.5
1,673	Rio Tinto Ltd.	104,618	1.1
10,474	Sydney Airport	63,435	0.6
138,714	Other Securities	543,113	5.6
		757,258	7.8
	Belgium: 0.3%
586	Other Securities	32,574	0.3

	China: 0.4%
10,500	Other Securities	36,074	0.4

	Denmark: 3.4%
2,128	Novo Nordisk A/S	117,016	1.2
1,238	Pandora A/S	60,917	0.6
1,835 (1)	Other Securities	149,712	1.6
		327,645	3.4
	Finland: 3.5%
1,771	Neste OYJ	63,991	0.7
1,485	Sampo OYJ	60,855	0.6
10,357 (1)	Other Securities	211,438	2.2
		336,284	3.5
	France: 8.0%
812	Danone	67,267	0.7
584	Eiffage SA	62,725	0.6
4,640	Engie SA	77,696	0.8
1,337	Sanofi	123,254	1.3
12,858 (1)	Other Securities	449,127	4.6
		780,069	8.0
	Germany: 5.4%
1,049	BASF SE	79,744	0.8
496	Deutsche Boerse AG	76,810	0.8
2,203	Deutsche Post AG	78,042	0.8
3,714	Deutsche Telekom AG	65,350	0.7
14,947 (1)	Other Securities	222,462	2.3
		522,408	5.4
	Hong Kong: 2.9%
66,700	Other Securities	276,407	2.9

	Ireland: 0.1%
3,132	Other Securities	10,032	0.1

	Israel: 1.6%
22,143	Other Securities	156,724	1.6

	Italy: 4.1%
4,801	ENI S.p.A.	72,836	0.7
30,772	Intesa Sanpaolo SpA	77,109	0.8
5,611	Mediobanca Banca di Credito Finanziario SpA	66,722	0.7
4,826 (2)(3)	Poste Italiane SpA	58,619	0.6
15,446 (1)	Other Securities	126,034	1.3
		401,320	4.1
	Japan: 24.3%
2,500	Canon, Inc.	68,599	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
1,400	Fuji Film Holdings Corp.	$61,463	0.7
3,100	Japan Tobacco, Inc.	70,069	0.7
2,600	Mitsubishi Corp.	66,130	0.7
1,500	Mitsubishi Heavy Industries Ltd.	60,704	0.6
4,300	Mitsui & Co., Ltd.	73,848	0.8
1,900	MS&AD Insurance Group Holdings, Inc.	61,354	0.6
8	Nippon Building Fund, Inc.	60,693	0.6
2,800	NTT DoCoMo, Inc.	76,762	0.8
3,000	Sekisui House Ltd.	64,693	0.7
2,400	Subaru Corp.	68,778	0.7
4,300	Sumitomo Corp.	69,842	0.7
700	West Japan Railway Co.	60,823	0.6
64,376	Other Securities	1,492,777	15.4
		2,356,535	24.3
	Luxembourg: 0.2%
405	Other Securities	20,579	0.2

	Netherlands: 6.0%
2,635 (3)	ABN AMRO Bank NV	49,117	0.5
6,937	Royal Dutch Shell PLC - Class A	201,091	2.1
1,802	Unilever NV	106,510	1.1
982	Wolters Kluwer NV	72,327	0.7
15,025	Other Securities	156,512	1.6
		585,557	6.0
	New Zealand: 0.1%
4,901	Other Securities	14,059	0.1

	Norway: 1.0%
6,607 (1)	Other Securities	99,855	1.0

	Singapore: 2.4%
28,100	Singapore Telecommunications Ltd.	68,046	0.7
54,500	Other Securities	160,505	1.7
		228,551	2.4
	Spain: 2.7%
327 (3)	Aena SME SA	60,025	0.6
2,236	Endesa S.A.	60,897	0.6
2,297	Ferrovial SA - FERE	67,769	0.7
2,680 (1)	Other Securities	74,979	0.8
		263,670	2.7
	Sweden: 0.8%
4,512 (1)	Other Securities	77,337	0.8

	Switzerland: 7.8%
2,380	Nestle SA	254,616	2.6
1,635	Novartis AG	142,858	1.5
659	Roche Holding AG	198,330	2.1
230	Zurich Insurance Group AG	90,091	0.9
150	Other Securities	71,432	0.7
		757,327	7.8

See Accompanying Notes to Financial Statements
58

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 13.5%
7,602 (3)	Auto Trader Group PLC	$55,390	0.6
12,597	Aviva PLC	67,899	0.7
9,128	BAE Systems PLC	68,184	0.7
25,976	BT Group PLC	68,937	0.7
1,171	Coca-Cola European Partners PLC - USD	62,660	0.7
3,055	Compass Group PLC	81,337	0.8
5,817	GlaxoSmithKline PLC	133,238	1.4
20,432	Legal & General Group PLC	69,844	0.7
727	Next PLC	62,003	0.6
2,222	Persimmon PLC	65,541	0.7
1,140	Unilever PLC	68,262	0.7
113,814 (1)	Other Securities	506,784	5.2
		1,310,079	13.5
	Total Common Stock
	(Cost $9,169,015)	9,350,344	96.3

EXCHANGE-TRADED FUNDS: 3.0%
4,306	iShares MSCI EAFE ETF	290,311	3.0
	Total Exchange-Traded Funds
	(Cost $279,528)	290,311	3.0
	Total Long-Term Investments
	(Cost $9,448,543)	9,640,655	99.3
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
41,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%
	(Cost $41,000)	41,000	0.4
	Total Short-Term Investments
	(Cost $41,000)	41,000	0.4

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $9,489,543)	$9,681,655	99.7
Assets in Excess of Other Liabilities	32,488	0.3
Net Assets	$9,714,143	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	17.2%
Industrials	16.7
Consumer Staples	12.3
Health Care	10.5
Consumer Discretionary	8.8
Communication Services	7.3
Materials	5.5
Information Technology	4.8
Utilities	4.7
Real Estate	4.5
Energy	4.0
Exchange-Traded Funds	3.0
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$757,258	$—	$757,258
Belgium	32,574	—	—	32,574
China	—	36,074	—	36,074
Denmark	—	327,645	—	327,645
Finland	39,378	296,906	—	336,284
France	83,728	696,341	—	780,069
Germany	55,294	467,114	—	522,408
See Accompanying Notes to Financial Statements
59

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Hong Kong	—	276,407	—	276,407
Ireland	10,032	—	—	10,032
Israel	—	156,724	—	156,724
Italy	—	401,320	—	401,320
Japan	68,367	2,288,168	—	2,356,535
Luxembourg	20,579	—	—	20,579
Netherlands	—	585,557	—	585,557
New Zealand	—	14,059	—	14,059
Norway	—	99,855	—	99,855
Singapore	—	228,551	—	228,551
Spain	—	263,670	—	263,670
Sweden	—	77,337	—	77,337
Switzerland	—	757,327	—	757,327
United Kingdom	62,660	1,247,419	—	1,310,079
Total Common Stock	372,612	8,977,732	—	9,350,344
Exchange-Traded Funds	290,311	—	—	290,311
Short-Term Investments	41,000	—	—	41,000
Total Investments, at fair value	$703,923	$8,977,732	$—	$9,681,655

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $9,539,702.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$728,183
Gross Unrealized Depreciation	(586,528)
Net Unrealized Appreciation	$141,655
See Accompanying Notes to Financial Statements
60

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Argentina: 0.3%
178,820 (1)(2)	Other Securities	$1,182,383	0.3

	Bahrain: 0.0%
169,183	Other Securities	149,569	0.0

	Brazil: 8.6%
404,857 (3)	B2W Cia Digital	5,127,213	1.3
387,406	Fleury SA	2,445,860	0.6
319,246	IRB Brasil Resseguros S/A	2,999,424	0.7
249,652	Itau Unibanco Holding SA ADR	2,254,357	0.6
663,000	Movida Participacoes SA	2,516,110	0.6
133,615	Petroleo Brasileiro SA ADR	2,169,908	0.5
4,779	Petroleo Brasileiro SA	38,942	0.0
3,042,554 (1)(2)	Other Securities	17,827,198	4.3
		35,379,012	8.6
	Chile: 0.6%
4,496,915 (1)(2)	Other Securities	2,566,598	0.6

	China: 27.7%
17,000 (3)(4)	3SBio, Inc.	31,667	0.0
87,001 (3)	Alibaba Group Holding Ltd. ADR	15,370,467	3.7
1,861,000 (4)	A-Living Services Co. Ltd.	5,631,740	1.4
273,000	Anta Sports Products Ltd.	2,670,519	0.6
43,500 (4)	BAIC Motor Corp. Ltd. - H Shares	26,983	0.0
74,100 (3)	Baozun, Inc. ADR	3,224,832	0.8
1,988,000 (4)	CGN Power Co. Ltd. - H Shares	517,553	0.1
275,500	China Mobile Ltd.	2,238,906	0.5
27,788	China Mobile Ltd-SPON ADR	1,122,079	0.3
27,500 (4)	China Resources Pharmaceutical Group Ltd.	25,396	0.0
140,000 (4)	China Tower Corp. Ltd. - H Shares	30,813	0.0
111,500 (4)	Dali Foods Group Co. Ltd.	76,230	0.0
2,590,000	Fu Shou Yuan International Group Ltd.	2,285,934	0.6
15,200 (4)	Fuyao Glass Industry Group Co. Ltd. - H Shares	42,949	0.0
92,719 (3)	JD.com, Inc. ADR	2,888,197	0.7
38,865	Kweichow Moutai Co. Ltd. - A Shares	6,508,611	1.6
78,500 (4)	Longfor Group Holdings Ltd.	325,787	0.1
29,500 (4)	Luye Pharma Group Ltd. - H Shares	21,805	0.0
126,000 (3)(4)	Ping An Healthcare and Technology Co. Ltd.	861,740	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
913,000	Ping An Insurance Group Co. of China Ltd. - H Shares	$10,537,655	2.6
105,000 (4)	Qingdao Port International Co. Ltd. - H Shares	60,216	0.0
32,800 (4)	Red Star Macalline Group Corp. Ltd. - H Shares	26,281	0.0
10,500 (4)	Shandong Gold Mining Co. Ltd. - H Shares	24,861	0.0
60,355 (3)	Sina Corp.	2,390,058	0.6
360,500	Tencent Holdings Ltd.	14,622,932	3.6
384,000	Tsingtao Brewery Co., Ltd. - H Shares	2,225,286	0.5
285,200	Wuliangye Yibin Co. Ltd. - A Shares	5,338,322	1.3
2,100 (4)	WuXi AppTec Co. Ltd. - H Shares	25,319	0.0
2,500 (3)(4)	Wuxi Biologics Cayman, Inc. - H Shares	29,379	0.0
20,088,490 (1)(2)	Other Securities	34,969,278	8.5
		114,151,795	27.7
	Colombia: 0.2%
173,241 (2)	Other Securities	849,473	0.2

	Czech Republic: 0.0%
2,097 (2)	Other Securities	47,834	0.0

	Egypt: 1.1%
516,618	Commercial International Bank Egypt SAE	2,592,692	0.7
3,559,754 (2)	Other Securities	1,761,901	0.4
		4,354,593	1.1
	Georgia: 0.3%
78,172	Other Securities	1,319,403	0.3

	Germany: 0.5%
41,200 (3)(4)	Delivery Hero SE	1,933,215	0.5

	Greece: 0.2%
47,688	Other Securities	716,747	0.2

	Hungary: 0.6%
213,382 (2)	Other Securities	2,502,501	0.6

	India: 9.8%
1,610 (3)(4)	Avenue Supermarts Ltd.	45,207	0.0
237,924 (4)	Bandhan Bank Ltd.	2,050,166	0.5
503,500	Cholamandalam Investment and Finance Co. Ltd.	2,162,828	0.5
1,550 (4)	HDFC Asset Management Co. Ltd.	65,336	0.0
86,400	HDFC Bank Ltd. ADR	5,278,176	1.3
108,500	HDFC Bank Ltd.	1,879,903	0.5

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
3,691 (4)	ICICI Lombard General Insurance Co. Ltd.	$69,877	0.0
3,615 (4)	ICICI Prudential Life Insurance Co. Ltd.	26,016	0.0
3,689 (4)	InterGlobe Aviation Ltd.	75,601	0.0
1,314 (4)	Larsen & Toubro Infotech Ltd.	31,898	0.0
1,485,206 (3)(4)	Lemon Tree Hotels Ltd.	1,279,398	0.3
15,800 (4)	Reliance Industries Ltd. GDR	648,590	0.2
632,981	Reliance Industries Ltd.	13,046,565	3.2
3,530 (4)	SBI Life Insurance Co. Ltd.	49,286	0.0
2,132,947 (2)	Other Securities	13,502,632	3.3
		40,211,479	9.8
	Indonesia: 1.9%
7,180,500	Bank Rakyat Indonesia	2,151,531	0.5
8,750,000 (3)	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	2,392,991	0.6
7,278,300	Other Securities	3,391,457	0.8
		7,935,979	1.9
	Kenya: 0.3%
4,825,000	Other Securities	1,389,581	0.3

	Kuwait: 0.5%
560,183	Other Securities	2,040,505	0.5

	Macau: 0.5%
316,200	Galaxy Entertainment Group Ltd.	2,177,239	0.5

	Malaysia: 1.3%
1,130,700	Malaysia Airports Holdings Bhd	2,140,071	0.5
3,113,387 (2)	Other Securities	3,035,172	0.8
		5,175,243	1.3
	Mexico: 4.1%
14,549 (4)	Banco del Bajio SA	23,506	0.0
42,620	Coca-Cola Femsa SA de CV ADR	2,343,248	0.6
43,300	Coca-Cola Femsa SAB de CV	238,238	0.1
578,400	Qualitas Controladora SAB de CV	2,501,344	0.6
3,278,165 (2)	Other Securities	11,600,438	2.8
		16,706,774	4.1
	Netherlands: 0.6%
34,872 (3)	Prosus NV	2,404,738	0.6

	Pakistan: 0.0%
169,804	Other Securities	113,228	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Peru: 0.4%
94,825	Other Securities	$1,777,503	0.4

	Philippines: 2.4%
5,030	Ayala Corp.	85,164	0.0
3,821,900	Ayala Land, Inc.	3,652,315	0.9
12,483,000	Bloomberry Resorts Corp.	2,456,152	0.6
1,008,490	International Container Terminal Services, Inc.	2,357,623	0.6
3,228,757	Other Securities	1,421,172	0.3
		9,972,426	2.4
	Poland: 0.1%
14,350	Other Securities	545,733	0.1

	Qatar: 0.4%
1,199,928	Other Securities	1,796,852	0.4

	Romania: 0.0%
5,685	Other Securities	49,474	0.0

	Russia: 4.8%
496,782	Gazprom PJSC ADR	3,554,267	0.9
25,939	Lukoil PJSC ADR	2,387,944	0.6
4,868	Lukoil PJSC	449,720	0.1
395,610	Rosneft Oil Co. PJSC GDR	2,629,168	0.6
1,143	Sberbank of Russia PJSC	4,189	0.0
270,590	Sberbank PAO ADR	3,978,350	1.0
83,429 (3)	Yandex NV	2,785,694	0.7
48,409,663 (2)	Other Securities	3,810,375	0.9
		19,599,707	4.8
	Saudi Arabia: 0.7%
255,503 (2)	Other Securities	2,795,596	0.7

	Singapore: 0.0%
264,800	Other Securities	185,384	0.0

	South Africa: 3.5%
36,112	Naspers Ltd.	5,110,159	1.2
1,582,110	Transaction Capital Ltd.	2,308,695	0.6
2,556,739 (2)	Other Securities	6,757,721	1.7
		14,176,575	3.5
	South Korea: 9.6%
349	LG Chem Ltd.	92,082	0.0
3,063	LG Corp.	182,606	0.1
47,349 (3)(5)	LG Display Co. Ltd. ADR	277,465	0.1
2,445 (3)	LG Display Co., Ltd.	28,660	0.0
11,806	LG Electronics, Inc.	676,593	0.2
73	LG Household & Health Care Ltd.	78,993	0.0
69,446	LG Uplus Corp.	802,286	0.2
1,370	Samsung C&T Corp.	117,314	0.0
798	Samsung Electro-Mechanics Co. Ltd.	77,258	0.0

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
208,546	Samsung Electronics Co., Ltd.	$9,013,327	2.2
1,117	Samsung Electronics Co., Ltd. GDR	1,194,061	0.3
499	Samsung Fire & Marine Insurance Co. Ltd.	92,826	0.0
7,864	Samsung Life Insurance Co. Ltd.	477,560	0.1
14,509	Samsung SDI Co., Ltd.	2,831,370	0.7
311	Samsung SDS Co. Ltd.	53,715	0.0
380	SK Holdings Co. Ltd.	84,305	0.0
111,725	SK Hynix, Inc.	7,856,055	1.9
2,392	SK Innovation Co. Ltd.	327,311	0.1
187,162	SK Telecom Co., Ltd. ADR	4,314,084	1.1
12,119	SK Telecom Co., Ltd.	2,477,080	0.6
154,059 (2)	Other Securities	8,326,873	2.0
		39,381,824	9.6
	Spain: 0.7%
115,898	CIE Automotive SA	2,886,710	0.7

	Switzerland: 0.2%
18,140 (3)(4)	Wizz Air Holdings PLC	898,304	0.2

	Taiwan: 8.0%
1,207,409	HON HAI Precision Industry Co., Ltd.	3,188,893	0.8
266,000	MediaTek, Inc.	3,552,392	0.9
160,667	Poya International Co. Ltd.	2,206,971	0.5
877,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,594,428	2.1
16,070	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	829,694	0.2
9,433,156 (2)	Other Securities	14,568,364	3.5
		32,940,742	8.0
	Thailand: 2.1%
1,078,636	Srisawad Corp. PCL	2,303,396	0.5
5,230,300	Other Securities	6,487,509	1.6
		8,790,905	2.1
	Turkey: 1.9%
737,930 (3)(4)	MLP Saglik Hizmetleri AS	1,874,795	0.5
2,610,690 (2)	Other Securities	5,866,577	1.4
		7,741,372	1.9
	United Arab Emirates: 0.5%
70,300	Other Securities	1,992,777	0.5

	United Kingdom: 0.4%
642,372 (2)	Other Securities	1,709,788	0.4

	United States: 1.1%
60,660 (3)	Micron Technology, Inc.	2,884,383	0.7
242,200 (2)	Other Securities	1,502,408	0.4
		4,386,791	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
	Total Common Stock
	(Cost $361,103,908)	$394,936,352	95.9
PREFERRED STOCK: 1.8%
	Brazil: 1.3%
238,488	Itau Unibanco Holding S.A.	2,156,233	0.5
6,084	Petroleo Brasileiro SA	46,087	0.0
536,643 (2)	Other Securities	3,138,434	0.8
		5,340,754	1.3
	Chile: 0.0%
7,093	Other Securities	20,468	0.0

	Colombia: 0.0%
147,028	Other Securities	141,658	0.0

	Russia: 0.4%
543,041 (2)	Other Securities	1,553,416	0.4

	South Korea: 0.1%
8,797	Other Securities	271,166	0.1
	Total Preferred Stock (Cost $7,075,749)	7,327,462	1.8

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR 37,890	Other Securities	545	0.0
	Total Corporate Bonds/Notes (Cost $541)	545	0.0
	Total Long-Term Investments (Cost $368,180,198)	402,264,359	97.7
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 0.6%
1,000,000 (6)	BNP Paribas S.A., Repurchase Agreement dated 10/31/19, 1.74%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 07/31/20-08/01/49)	1,000,000	0.3

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage ofNet Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 10/31/19, 1.75%, due 11/ 01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $1,020,041, due 11/25/19- 10/20/68)	$1,000,000	0.2
518,643 (6)	Citigroup, Inc., Repurchase Agreement dated 10/31/19, 1.72%, due 11/01/19 (Repurchase Amount $518,667, collateralized by various U.S. Government Securities, 0.125%-4.250%, Market Value plus accrued interest $529,016, due 03/31/20-02/15/49)	518,643	0.1
		2,518,643	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
7,504,228 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%	7,504,228	1.9
919,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%	919,000	0.2
	Total Mutual Funds (Cost $8,423,228)	8,423,228	2.1
	Total Short-Term Investments (Cost $10,941,871)	10,941,871	2.7

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $379,122,069)	$413,206,230	100.4
Liabilities in Excess of Other Assets	(1,709,221)	(0.4)
Net Assets	$411,497,009	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Security, or a portion of the security, is on loan.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2019.

Currency Abbreviations:
INR
Indian Rupee

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.7%
Financials	17.6
Communication Services	12.8
Information Technology	12.4
Energy	8.9
Consumer Staples	8.6
Industrials	6.7
Materials	3.4
Health Care	3.3
Real Estate	2.7
Utilities	2.6
Consumer, Non-cyclical	0.0
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,182,383	$—	$—	$1,182,383
Bahrain	—	149,569	—	149,569
Brazil	35,379,012	—	—	35,379,012
Chile	2,566,598	—	—	2,566,598
China	36,713,650	77,438,145	—	114,151,795
Colombia	849,473	—	—	849,473
Czech Republic	—	47,834	—	47,834
Egypt	4,354,593	—	—	4,354,593
Georgia	—	1,319,403	—	1,319,403
Germany	—	1,933,215	—	1,933,215
Greece	—	716,747	—	716,747
Hungary	168,763	2,333,738	—	2,502,501
India	9,434,014	30,777,465	—	40,211,479
Indonesia	—	7,935,979	—	7,935,979
Kenya	1,389,581	—	—	1,389,581
Kuwait	1,438,508	601,997	—	2,040,505
Macau	—	2,177,239	—	2,177,239
Malaysia	311,938	4,863,305	—	5,175,243
Mexico	16,706,774	—	—	16,706,774
Netherlands	2,404,738	—	—	2,404,738
Pakistan	74,303	38,925	—	113,228
Peru	1,777,503	—	—	1,777,503
Philippines	348,707	9,623,719	—	9,972,426
Poland	545,733	—	—	545,733
Qatar	575,301	1,221,551	—	1,796,852
Romania	49,474	—	—	49,474
Russia	13,858,165	5,741,542	—	19,599,707
Saudi Arabia	403,703	2,391,893	—	2,795,596
Singapore	—	185,384	—	185,384
South Africa	4,255,172	9,921,403	—	14,176,575
South Korea	4,822,371	34,559,453	—	39,381,824
Spain	—	2,886,710	—	2,886,710
Switzerland	—	898,304	—	898,304
Taiwan	909,811	32,030,931	—	32,940,742
Thailand	—	8,790,905	—	8,790,905
Turkey	1,114,415	6,626,957	—	7,741,372
United Arab Emirates	—	1,992,777	—	1,992,777
United Kingdom	1,709,788	—	—	1,709,788
United States	4,278,424	108,367	—	4,386,791
Total Common Stock	147,622,895	247,313,457	—	394,936,352
Preferred Stock	5,767,733	1,559,729	—	7,327,462
Corporate Bonds/Notes	—	545	—	545
Short-Term Investments	8,423,228	2,518,643	—	10,941,871
Total Investments, at fair value	$161,813,856	$251,392,374	$—	$413,206,230
Other Financial Instruments+
Futures	27,311	—	—	27,311
Total Assets	$161,841,167	$251,392,374	$—	$413,233,541

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2019 (continued)

At October 31, 2019, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI Emerging Markets Index	21	12/20/19	$1,093,470	$27,311
			$1,093,470	$27,311
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$27,311
Total Asset Derivatives		$27,311

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$35,639	$35,639
Foreign exchange contracts	30,442	—	30,442
Total	$30,442	$35,639	$66,081
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$27,311	$27,311
Foreign exchange contracts	40	—	40
Total	$40	$27,311	$27,351
At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $386,230,091.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,673,268
Gross Unrealized Depreciation	(23,570,759)
Net Unrealized Appreciation	$27,102,509
See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 1.6%
51,747	BHP Group PLC	$1,097,584	0.2
25,602	Cochlear Ltd.	3,735,084	0.6
375,187	Other Securities	4,756,521	0.8
		9,589,189	1.6
	Austria: 0.6%
80,848	Andritz AG	3,635,432	0.6

	Belgium: 0.8%
34,156	Solvay S.A.	3,713,644	0.6
16,689	Other Securities	1,347,093	0.2
		5,060,737	0.8
	Brazil: 1.0%
539,615	Other Securities	5,799,091	1.0

	Canada: 4.2%
54,626	Canadian National Railway Co. - CNR	4,885,690	0.8
68,646	Magna International, Inc.	3,691,071	0.6
107,000	Methanex Corp.	4,054,643	0.7
63,400	Toronto-Dominion Bank	3,620,313	0.6
535,416	Other Securities	9,079,280	1.5
		25,330,997	4.2
	China: 5.4%
39,343 (1)	Alibaba Group Holding Ltd. ADR	6,950,728	1.2
12,129,006 (3)	China Tower Corp. Ltd. - H Shares	2,669,508	0.4
488,185	Ping An Insurance Group Co. of China Ltd. - H Shares	5,634,529	0.9
119,879	Tencent Holdings Ltd.	4,862,642	0.8
43,258 (3)	WuXi AppTec Co. Ltd. - H Shares	521,550	0.1
1,615,555 (2)	Other Securities	12,371,350	2.0
		33,010,307	5.4
	Colombia: 0.6%
75,900	BanColombia SA ADR ADR	3,937,692	0.6

	Denmark: 1.2%
101,952	Other Securities	7,234,872	1.2

	Finland: 1.4%
105,036	Kone OYJ	6,688,257	1.1
160,347	Other Securities	2,079,909	0.3
		8,768,166	1.4
	France: 8.5%
31,398	Cie Generale des Etablissements Michelin SCA	3,822,934	0.6
311,425	Engie SA	5,214,743	0.9
32,534	Safran S.A.	5,153,060	0.8
92,892	Total SA	4,911,036	0.8
73,578	Vinci SA	8,255,180	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
10,475 (1)(3)	Worldline SA/France	$637,376	0.1
470,770 (2)	Other Securities	23,497,038	3.9
		51,491,367	8.5
	Germany: 7.1%
54,340	BASF SE	4,130,884	0.7
212,974	Deutsche Telekom AG	3,747,400	0.6
24,012	Hannover Rueck SE	4,255,021	0.7
261,143	Infineon Technologies AG	5,058,019	0.8
61,345	LANXESS AG	3,986,150	0.7
13,949	Muenchener Rueckversicherungs- Gesellschaft AG	3,875,586	0.6
75,794 (1)(3)	Zalando SE	3,286,203	0.6
119,071 (2)	Other Securities	14,570,550	2.4
		42,909,813	7.1
	Hong Kong: 1.9%
775,225	AIA Group Ltd.	7,719,865	1.3
159,400 (1)(3)	ESR Cayman Ltd.	341,748	0.0
272,600	Other Securities	3,764,091	0.6
		11,825,704	1.9
	India: 1.5%
989,644 (2)	Other Securities	9,213,539	1.5

	Ireland: 1.6%
1,226,427 (2)	Other Securities	9,450,831	1.6

	Israel: 0.2%
144,733	Other Securities	1,054,271	0.2

	Italy: 0.8%
248,378 (3)	Pirelli & C SpA	1,435,845	0.3
91,049	Other Securities	3,214,709	0.5
		4,650,554	0.8
	Japan: 14.7%
91,400	Asahi Group Holdings, Ltd.	4,577,080	0.8
46,020	Kao Corp.	3,699,948	0.6
132,300	KDDI Corp.	3,660,893	0.6
7,391	Keyence Corp.	4,673,303	0.8
87,068	Shiseido Co., Ltd.	7,178,578	1.2
8,400	SMC Corp.	3,629,146	0.6
92,080	Sumitomo Mitsui Financial Group, Inc.	3,269,134	0.5
104,800	Sumitomo Mitsui Trust Holdings, Inc.	3,819,478	0.6
1,798,245 (2)	Other Securities	54,616,089	9.0
		89,123,649	14.7
	Mexico: 0.1%
59,400	Other Securities	332,009	0.1

	Netherlands: 3.4%
48,551 (3)	ABN AMRO Bank NV	904,994	0.1
351,747 (2)	Other Securities	20,031,714	3.3
		20,936,708	3.4

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 2.1%
207,699	DNB ASA	$3,781,637	0.6
511,795 (2)	Other Securities	9,062,549	1.5
		12,844,186	2.1
	Philippines: 0.1%
640,590	Other Securities	612,166	0.1

	Portugal: 0.4%
161,588	Other Securities	2,715,269	0.4

	Russia: 0.2%
31,859 (2)	Other Securities	1,063,772	0.2

	Singapore: 1.6%
363,236	United Overseas Bank Ltd.	7,151,188	1.2
1,211,680	Other Securities	2,402,867	0.4
		9,554,055	1.6
	South Africa: 0.5%
85,176	Other Securities	3,055,040	0.5

	South Korea: 4.3%
813	LG Household & Health Care Ltd.	879,746	0.1
242,500	LG Uplus Corp.	2,801,519	0.5
217,694	Samsung Electronics Co., Ltd.	9,408,702	1.6
224,521	Other Securities	12,941,341	2.1
		26,031,308	4.3
	Spain: 2.2%
951,880	Banco Santander SA	3,822,081	0.6
67,198 (3)	Cellnex Telecom SA	2,899,518	0.5
938,405 (2)	Other Securities	6,952,706	1.1
		13,674,305	2.2
	Sweden: 5.1%
212,900	SKF AB - B Shares	3,854,800	0.6
25,596 (1)	Spotify Technology SA	3,693,503	0.6
381,706	Svenska Handelsbanken AB	3,830,730	0.6
942,114 (2)	Other Securities	19,871,162	3.3
		31,250,195	5.1
	Switzerland: 4.5%
50,100	Nestle SA	5,359,765	0.9
111,960	Novartis AG	9,782,536	1.6
171,976 (2)(4)	Other Securities	12,402,903	2.0
		27,545,204	4.5
	Taiwan: 1.1%
58,253	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,007,603	0.5
230,932	Taiwan Semiconductor Manufacturing Co., Ltd.	2,263,088	0.4
91,997	Other Securities	1,228,607	0.2
		6,499,298	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand: 0.6%
945,600	Other Securities	$3,504,688	0.6

	United Arab Emirates: 0.1%
60,615 (1)(3)	Network International Holdings PLC	424,782	0.1

	United Kingdom: 16.2%
430,781 (3)	Auto Trader Group PLC	3,138,806	0.5
660,582	Babcock International Group	4,744,445	0.8
101,785	Bellway PLC	4,166,015	0.7
87,628	BHP Group PLC ADR	3,717,180	0.6
1,321,100	Cineworld Group PLC	3,806,852	0.6
64,512	Intertek Group PLC	4,473,004	0.7
17,405	Linde PLC	3,435,672	0.6
193,500	Mondi PLC	4,012,021	0.7
49,500	Next PLC	4,221,689	0.7
564,718	Standard Chartered PLC	5,124,227	0.8
2,026,786	Taylor Wimpey PLC	4,346,866	0.7
368,247 (1)(3)	Trainline PLC	1,986,747	0.3
3,887,892 (2)	Other Securities	51,490,136	8.5
		98,663,660	16.2
	United States: 1.8%
1,300	Linde Public Ltd.	257,855	0.0
6,488 (1)	Mettler Toledo International, Inc.	4,573,651	0.8
92,739 (2)	Other Securities	6,177,340	1.0
		11,008,846	1.8
	Total Common Stock (Cost $544,300,201)	591,801,702	97.4
EXCHANGE-TRADED FUNDS: 0.0%
4,428	Other Securities	210,197	0.0
	Total Exchange-Traded Funds (Cost $209,673)	210,197	0.0
PREFERRED STOCK: 0.8%
	China: 0.0%
2,046 (1)(5)(6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	104,207	0.0

	Germany: 0.8%
23,609	Other Securities	4,536,503	0.8
	Total Preferred Stock (Cost $3,959,988)	4,640,710	0.8
	Total Long-Term Investments (Cost $548,469,862)	596,652,609	98.2

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 0.0%
193,754 (7)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $193,763, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $197,639,due 11/07/19-09/09/49) (Cost $193,754)	$193,754	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
11,545,995 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $11,545,995)	11,545,995	1.9
	Total Short-Term Investments (Cost $11,739,749)	11,739,749	1.9
	Total Investments in Securities (Cost $560,209,611)	$608,392,358	100.1
	Liabilities in Excess of Other Assets	(792,885)	(0.1)
	Net Assets	$607,599,473	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The grouping contains securities on loan.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2019, the Fund held restricted securities with a fair value of  $104,207 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	19.4%
Industrials	17.6
Consumer Discretionary	14.3
Consumer Staples	8.5
Materials	8.5
Communication Services	8.3
Information Technology	7.7
Health Care	7.4
Utilities	2.5
Energy	2.2
Real Estate	1.8
Exchange-Traded Funds	0.0
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$9,589,189	$—	$9,589,189
Austria	—	3,635,432	—	3,635,432
Belgium	—	5,060,737	—	5,060,737
See Accompanying Notes to Financial Statements
69

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Brazil	5,799,091	—	—	5,799,091
Canada	25,330,997	—	—	25,330,997
China	13,323,676	19,686,631	—	33,010,307
Colombia	3,937,692	—	—	3,937,692
Denmark	—	7,234,872	—	7,234,872
Finland	—	8,768,166	—	8,768,166
France	—	51,491,367	—	51,491,367
Germany	3,590,077	39,319,736	—	42,909,813
Hong Kong	—	11,825,704	—	11,825,704
India	5,375,513	3,838,026	—	9,213,539
Ireland	6,008,882	3,441,949	—	9,450,831
Israel	—	1,054,271	—	1,054,271
Italy	—	4,650,554	—	4,650,554
Japan	—	89,123,649	—	89,123,649
Mexico	332,009	—	—	332,009
Netherlands	2,303,569	18,633,139	—	20,936,708
Norway	3,142,268	9,701,918	—	12,844,186
Philippines	—	612,166	—	612,166
Portugal	—	2,715,269	—	2,715,269
Russia	1,063,772	—	—	1,063,772
Singapore	769,731	8,784,324	—	9,554,055
South Africa	—	3,055,040	—	3,055,040
South Korea	—	26,031,308	—	26,031,308
Spain	—	13,674,305	—	13,674,305
Sweden	3,693,503	27,556,692	—	31,250,195
Switzerland	—	27,545,204	—	27,545,204
Taiwan	3,007,603	3,491,695	—	6,499,298
Thailand	—	3,504,688	—	3,504,688
United Arab Emirates	424,782	—	—	424,782
United Kingdom	9,308,287	89,355,373	—	98,663,660
United States	11,008,846	—	—	11,008,846
Total Common Stock	98,420,298	493,381,404	—	591,801,702
Exchange-Traded Funds	210,197	—	—	210,197
Preferred Stock	—	4,536,503	104,207	4,640,710
Short-Term Investments	11,545,995	193,754	—	11,739,749
Total Investments, at fair value	$110,176,490	$498,111,661	$104,207	$608,392,358
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,676	—	2,676
Total Assets	$110,176,490	$498,114,337	$104,207	$608,395,034
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(176)	$—	$(176)
Total Liabilities	$—	$(176)	$—	$(176)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
70

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019 (continued)

At October 31, 2019, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$56,114	$104,207
		$56,114	$104,207
At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 620,044	USD 689,027	JPMorgan Chase Bank N.A.	11/04/19	$2,509
USD 158,275	JPY 17,138,862	State Street Bank and Trust Co.	11/05/19	(161)
HKD 2,704,906	USD 345,024	The Bank of New York Mellon	11/01/19	167
USD 12,366	EUR 11,086	The Bank of New York Mellon	11/05/19	(15)
				$2,500
Currency Abbreviations
EUR –  EU Euro
HKD –  Hong Kong Sar Dollar
JPY –  Japanese Yen
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,676
Total Asset Derivatives		$2,676
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$176
Total Liability Derivatives		$176
The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$180,191
Total	$180,191

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$2,648
Total	$2,648
See Accompanying Notes to Financial Statements
71

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2019 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2019:
	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$2,509	$—	$167	$2,676
Total Assets	$2,509	$—	$167	$2,676
Liabilities:
Forward foreign currency contracts	$—	$161	$15	$176
Total Liabilities	$—	$161	$15	$176
Net OTC derivative instruments by counterparty, at fair value	$2,509	$(161)	$152	$2,500
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$2,509	$(161)	$152	$2,500

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $565,520,014.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$66,476,230
Gross Unrealized Depreciation	(23,540,411)
Net Unrealized Appreciation	$42,935,819
See Accompanying Notes to Financial Statements
72

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 9.6%
532,510	Aurizon Holdings Ltd.	$2,166,381	0.5
103,842	Australia & New Zealand Banking Group Ltd.	1,908,319	0.4
117,164	BHP Group Ltd.	2,871,981	0.6
22,113	BHP Group PLC	469,030	0.1
229,158	Brambles Ltd.	1,894,463	0.4
21,302	Macquarie Group Ltd.	1,966,975	0.4
32,235	Rio Tinto Ltd.	2,015,755	0.4
801,873	Telstra Corp., Ltd.	1,931,271	0.4
106,267	Wesfarmers Ltd.	2,919,681	0.6
146,343	Woolworths Group Ltd.	3,773,627	0.8
4,665,196	Other Securities	23,974,881	5.0
		45,892,364	9.6
	Austria: 0.4%
41,823 (1)	Other Securities	1,795,898	0.4

	Belgium: 0.6%
46,774 (1)	Other Securities	2,782,122	0.6

	Brazil: 0.1%
17,700	Other Securities	287,755	0.1

	Cambodia: 0.0%
104,000	Other Securities	188,977	0.0

	Canada: 6.8%
75,072	Alimentation Couche-Tard, Inc.	2,251,419	0.5
26,470 (2)	CGI, Inc.	2,057,550	0.4
30,371 (3)	Hydro One Ltd.	564,715	0.1
118,564	Manulife Financial Corp.	2,208,165	0.5
67,161	Suncor Energy, Inc.	1,996,830	0.4
561,652 (1)	Other Securities	23,569,605	4.9
		32,648,284	6.8
	China: 2.2%
318,500 (3)	Longfor Group Holdings Ltd.	1,321,824	0.3
6,777,043 (1)	Other Securities	9,376,512	1.9
		10,698,336	2.2
	Czech Republic: 0.0%
6,711 (1)	Other Securities	226,811	0.0

	Denmark: 2.2%
16,829	Carlsberg A/S	2,369,930	0.5
54,656	Novo Nordisk A/S	3,005,463	0.6
4,851 (3)	Orsted A/S	425,781	0.1
58,843 (1)	Other Securities	4,643,217	1.0
		10,444,391	2.2
	Finland: 1.4%
71,639	UPM-Kymmene OYJ	2,333,245	0.5
92,773	Other Securities	4,183,239	0.9
		6,516,484	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France: 7.9%
12,659	Dassault Systemes SE	$1,922,608	0.4
18,144	Eiffage SA	1,948,778	0.4
178,703	Engie SA	2,992,342	0.6
4,594	Kering SA	2,613,970	0.6
5,065	LVMH Moet Hennessy Louis Vuitton SE	2,163,038	0.5
30,419	Schneider Electric SE	2,827,155	0.6
566,650 (1)	Other Securities	23,140,218	4.8
		37,608,109	7.9
	Germany: 4.9%
9,634	Adidas AG	2,974,697	0.6
1,398 (3)	Covestro AG	67,135	0.0
35,562 (3)	Deutsche Pfandbriefbank AG	486,002	0.1
1,778 (2)(3)	Scout24 AG	110,212	0.0
566,259 (1)(4)	Other Securities	19,881,310	4.2
		23,519,356	4.9
	Hong Kong: 3.2%
193,500	Link REIT	2,107,486	0.5
155,000 (3)	WH Group Ltd.	163,609	0.0
3,715,528	Other Securities	12,915,929	2.7
		15,187,024	3.2
	Hungary: 0.0%
3,295	Other Securities	151,955	0.0

	India: 0.4%
712,099 (1)	Other Securities	1,755,003	0.4

	Ireland: 0.2%
9,276	Other Securities	787,361	0.2

	Israel: 0.6%
689,656 (1)	Other Securities	3,087,052	0.6

	Italy: 2.3%
45,146 (3)	Enav SpA	262,834	0.1
394,164	Enel S.p.A.	3,054,914	0.6
12,319 (2)(3)	Infrastrutture Wireless Italiane SpA	126,402	0.0
120,832 (3)	Poste Italiane SpA	1,467,676	0.3
1,284,650 (1)	Other Securities	6,347,845	1.3
		11,259,671	2.3
	Japan: 19.1%
106,900	Astellas Pharma, Inc.	1,834,692	0.4
81,400	Itochu Corp.	1,701,902	0.4
5,300	Itochu Techno-Solutions Corp.	142,733	0.0
14,900	Mitsubishi Chemical Holdings Corp.	113,556	0.0
26,300	Mitsubishi Corp.	668,925	0.2
39,100	Mitsubishi Electric Corp.	558,639	0.1
9,000	Mitsubishi Estate Co., Ltd.	174,738	0.0

See Accompanying Notes to Financial Statements
73

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
20,700	Mitsubishi Heavy Industries Ltd.	$837,716	0.2
4,300	Mitsubishi Materials Corp.	123,647	0.0
312,500	Mitsubishi UFJ Financial Group, Inc.	1,620,090	0.4
80,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	496,030	0.1
122,100	Mitsui & Co., Ltd.	2,096,941	0.5
22,300	Shin-Etsu Chemical Co., Ltd.	2,486,478	0.5
1,700	Toyota Industries Corp.	102,004	0.0
36,500	Toyota Motor Corp.	2,532,402	0.5
4,700	Toyota Tsusho Corp.	162,143	0.0
3,249,300 (1)	Other Securities	75,562,961	15.8
		91,215,597	19.1
	Luxembourg: 0.0%
7,480 (1)	Other Securities	197,610	0.0

	Netherlands: 5.1%
3,794 (2)(3)	Euronext NV	306,070	0.1
3,122 (3)	GrandVision NV	95,440	0.0
159,440	Koninklijke Ahold Delhaize NV	3,973,254	0.8
7,140	Koninklijke DSM NV	847,432	0.2
158,438	Koninklijke KPN NV	491,850	0.1
53,492	Koninklijke Philips NV	2,346,914	0.5
1,896	Koninklijke Vopak NV	104,158	0.0
16,624	NXP Semiconductor NV - NXPI - US	1,889,816	0.4
22,204 (3)	Signify NV	650,579	0.1
63,649	Royal Dutch Shell PLC - Class A	1,845,069	0.4
53,432	Royal Dutch Shell PLC - Class B	1,538,834	0.3
44,817	Unilever NV	2,648,985	0.6
33,362	Wolters Kluwer NV	2,457,212	0.5
69,480 (1)	Other Securities	5,085,394	1.1
		24,281,007	5.1
	New Zealand: 0.6%
849,972	Other Securities	2,857,893	0.6

	Norway: 0.7%
209,792 (1)	Other Securities	3,284,225	0.7

	Poland: 0.4%
258,927 (1)	Other Securities	1,891,978	0.4

	Portugal: 0.2%
164,242	Other Securities	1,070,627	0.2

	Russia: 0.7%
354,698	Other Securities	3,236,814	0.7

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 1.9%
23,000 (3)	BOC Aviation Ltd.	$216,083	0.1
4,087,500	Other Securities	8,684,024	1.8
		8,900,107	1.9
	South Korea: 2.4%
62,972	Kia Motors Corp.	2,301,462	0.5
1,058	Samsung C&T Corp.	90,598	0.0
67,706	Samsung Electronics Co., Ltd.	2,926,243	0.6
645	Samsung Fire & Marine Insurance Co. Ltd.	119,985	0.0
157,989 (1)	Other Securities	5,950,598	1.3
		11,388,886	2.4
	Spain: 2.6%
10,216 (3)	Aena SME SA	1,875,270	0.4
3,218 (3)	Cellnex Telecom SA	138,853	0.0
873,134	Other Securities	10,659,379	2.2
		12,673,502	2.6
	Sweden: 2.8%
864,701 (1)	Other Securities	13,519,985	2.8

	Switzerland: 5.6%
46,608	Nestle SA	4,986,186	1.0
27,464	Novartis AG	2,399,675	0.5
16,120	Roche Holding AG	4,851,410	1.0
9,275	Sonova Holding AG - Reg	2,128,412	0.5
109,072 (1)	Other Securities	12,246,373	2.6
		26,612,056	5.6
	Taiwan: 0.9%
5,028,000	Other Securities	4,099,737	0.9

	United Kingdom: 12.6%
218,577	3i Group PLC	3,194,049	0.7
33,596 (3)	Auto Trader Group PLC	244,791	0.0
68,771	Burberry Group PLC	1,823,603	0.4
2,695,734	Lloyds Banking Group Plc	1,983,007	0.4
27,940 (3)	Merlin Entertainments PLC	164,608	0.0
78,930	Relx PLC (GBP Exchange)	1,900,273	0.4
60,523	Rio Tinto PLC	3,150,946	0.7
657,749	Royal Bank of Scotland Group PLC	1,818,181	0.4
170,077	Segro PLC	1,860,529	0.4
75,116	Unilever PLC	4,497,882	0.9
4,326,581 (1)	Other Securities	39,630,618	8.3
		60,268,487	12.6
	United States: 0.2%
40,386 (1)	Other Securities	1,003,901	0.2
	Total Common Stock (Cost $451,187,335)	471,339,365	98.6
PREFERRED STOCK: 0.1%
	Germany: 0.1%
5,847 (1)	Other Securities	482,232	0.1

See Accompanying Notes to Financial Statements
74

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	South Korea: 0.0%
3,996	Other Securities	$140,663	0.0
	Total Preferred Stock (Cost $604,144)	622,895	0.1
RIGHTS: 0.0%
	Singapore: 0.0%
26,326 (1)	Other Securities	1,742	0.0
	Total Rights (Cost $—)	1,742	0.0
	Total Long-Term Investments (Cost $451,791,479)	471,964,002	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.2%
1,000,000 (5)	Guggenheim Securities LLC, Repurchase Agreement dated 10/31/19, 1.76%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-5.000%, Market Value plus accrued interest $1,020,000, due 01/01/27-06/20/69) (Cost $1,000,000)	1,000,000	0.2
40,103 (5)	Bank of America Inc., Repurchase Agreement dated 10/31/19, 1.73%, due 11/01/19 (Repurchase Amount $40,105, collateralized by various U.S. Government Securities, 1.625%-2.625%, Market Value plus accrued interest $40,905, due 11/30/20- 08/15/27) (Cost $40,103)	40,103	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
1,039,274 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%	1,039,274	0.2
3,690,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%	3,690,000	0.8
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Mutual Funds (Cost $4,729,274)	$4,729,274	1.0
Total Short-Term Investments (Cost $5,769,377)	5,769,377	1.2
Total Investments in Securities (Cost $457,560,856)	$477,733,379	99.9
Assets in Excess of Other Liabilities	242,839	0.1
Net Assets	$477,976,218	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2019.

Sector Diversification	Percentage of Net Assets
Industrials	17.9%
Financials	11.6
Consumer Staples	11.6
Consumer Discretionary	11.3
Real Estate	8.2
Health Care	6.9
Materials	6.8
Information Technology	6.8
Utilities	6.6
Communication Services	5.8
Energy	5.2
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements
75

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$45,892,364	$—	$45,892,364
Austria	93,168	1,702,730	—	1,795,898
Belgium	373,486	2,408,636	—	2,782,122
Brazil	287,755	—	—	287,755
Cambodia	—	188,977	—	188,977
Canada	32,648,284	—	—	32,648,284
China	867,450	9,830,886	—	10,698,336
Czech Republic	—	226,811	—	226,811
Denmark	—	10,444,391	—	10,444,391
Finland	642,560	5,873,924	—	6,516,484
France	606,607	37,001,502	—	37,608,109
Germany	4,140,552	19,378,804	—	23,519,356
Hong Kong	50,915	15,136,109	—	15,187,024
Hungary	—	151,955	—	151,955
India	—	1,755,003	—	1,755,003
Ireland	432,984	354,377	—	787,361
Israel	—	3,087,052	—	3,087,052
Italy	389,236	10,870,435	—	11,259,671
Japan	—	91,215,597	—	91,215,597
Luxembourg	85,061	112,549	—	197,610
Netherlands	1,889,816	22,391,191	—	24,281,007
New Zealand	—	2,857,893	—	2,857,893
Norway	64,659	3,219,566	—	3,284,225
Poland	—	1,891,978	—	1,891,978
Portugal	—	1,070,627	—	1,070,627
Russia	—	3,236,814	—	3,236,814
Singapore	—	8,900,107	—	8,900,107
South Korea	252,133	11,136,753	—	11,388,886
Spain	—	12,673,502	—	12,673,502
Sweden	—	13,519,985	—	13,519,985
Switzerland	610,547	26,001,509	—	26,612,056
Taiwan	—	4,099,737	—	4,099,737
United Kingdom	1,906,979	58,361,508	—	60,268,487
United States	1,003,901	—	—	1,003,901
Total Common Stock	46,346,093	424,993,272	—	471,339,365
Preferred Stock	—	622,895	—	622,895
Rights	—	1,742	—	1,742
Short-Term Investments	4,729,274	1,040,103	—	5,769,377
Total Investments, at fair value	$51,075,367	$426,658,012	$—	$477,733,379
Other Financial Instruments+
Futures	131,951	—	—	131,951
Total Assets	$51,207,318	$426,658,012	$—	$477,865,330

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
76

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2019 (continued)

At October 31, 2019, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	51	12/20/19	$4,990,860	$131,951
			$4,990,860	$131,951
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
	Net Assets — Unrealized appreciation*	$131,951
Total Asset Derivatives		$131,951

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$278,220	$278,220
Foreign exchange contracts	356,607	—	356,607
Total	$356,607	$278,220	$634,827
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$225,799	$225,799
Foreign exchange contracts	4	—	4
Total	$4	$225,799	$225,803
At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $461,800,176.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$32,919,404
Gross Unrealized Depreciation	(16,596,932)
Net Unrealized Appreciation	$16,322,472
See Accompanying Notes to Financial Statements
77

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Corporate Leaders® 100 Fund
Class A	NII	$0.2739
Class I	NII	$0.3077
All Classes	STCG	$0.0464
All Classes	LTCG	$0.2737
Voya Global Equity Dividend Fund
Class A	NII	$0.3748
Class C	NII	$0.2522
Class I	NII	$0.4112
Class O	NII	$0.3285
Class W	NII	$0.4104
All Classes	LTCG	$0.5694
All Classes	ROC	$0.0109
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.3076
Class I	NII	$0.3350
Class P3	NII	$0.2077
All Classes, except Class P3(1)	LTCG	$0.7279
Fund Name	Type	Per Share Amount
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.0617
Class C	NII	$—
Class I	NII	$0.1069
Class P	NII	$—
Class P3	NII	$0.1075
Class R	NII	$0.0447
Class W	NII	$0.0955
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1792
Class P	NII	$—
Class P3	NII	$0.1789
All Classes	STCG	$0.0130
All Classes	LTCG	$0.3854
Voya Multi-Manager International Factors Fund
Class I	NII	$0.2569
Class P	NII	$—
Class P3	NII	$0.2570
Class W	NII	$0.2568
All Classes	STCG	$0.0373
All Classes	LTCG	$0.3500

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
(1)
Commenced operations February 28, 2019.

Of the ordinary distributions made during the year ended October 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Corporate Leaders® 100	50.48%
Global Equity Dividend	57.00%
Multi-Manager Emerging Markets Equity	0.22%
Multi-Manager International Equity	0.67%
For the year ended October 31, 2019, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Corporate Leaders® 100	99.17%
Global Equity Dividend	100.00%
International High Dividend Low Volatility	90.55%
Multi-Manager Emerging Markets Equity	91.16%
Multi-Manager International Equity	100.00%
Multi-Manager International Factors	89.26%
78

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Global Corporate Leaders® 100	$92,257
Global Equity Dividend	$2,641,957
International High Dividend Low Volatility	$646,430
Multi-Manager International Equity	$17,319,456
Multi-Manager International Factors	$13,935,752
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International High Dividend Low Volatility	$20,989	$0.0211	84.42%
Multi-Manager Emerging Markets Equity	$823,819	$0.0247	100.00%
Multi-Manager International Equity	$1,029,068	$0.0194	93.35%
Multi-Manager International Factors	$988,693	$0.0199	84.17%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
79

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	146	None.
80

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	February 2002 – Present	Retired.	146	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2019.

81

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
82

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Head of IM Legal (October 2019 – Present). Formerly, Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – October 2019); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
83

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

84

SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company, such as Voya Mutual Funds (“VMF”), on behalf of Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of VMF, can enter into a new sub-advisory agreement only if the Board of Trustees of VMF (the “Board”), including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of VMF (“Independent Trustees”), approve the new arrangement. At a meeting on May 23, 2019, the Board considered a proposal by management that the Board appoint Voya Investment Management Co. LLC (“Voya IM”) as a sub-adviser to the Fund to replace JP Morgan Investment Management Inc. (“JPMorgan”) and approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) with Voya IM under which Voya IM would serve as a sub-adviser to the Fund. Pursuant to the New Sub-Advisory Agreement, Voya IM would serve as an additional sub-adviser to the Fund, along with Delaware Investments Fund Advisers (“DIFA”) and Van Eck Associates Corporation (“Van Eck”). The Fund has been sub-advised by DIFA and JPMorgan since the Fund’s inception on October 11, 2011 and by Van Eck since August 24, 2015.
In determining whether to approve the New Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund.
The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before Investment Review Committee F at its May 23, 2019 meeting; (2) memoranda and related materials provided to the Board in advance of its May 23, 2019 meeting discussing Voya Investments, LLC’s, the Fund’s investment adviser (“Adviser”), rationale for recommending that Voya IM be added as a sub-adviser to the Fund, including the Adviser’s view that adding Voya IM (a) would achieve the Fund’s overall risk/return objectives by enhancing its mix of sub-advisers;(b) would improve portfolio construction and shareholders’ investment experience; and (c) could benefit the Fund’s risk-adjusted performance; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of Voya IM as a sub-adviser and a related reduction proposed by management to the Fund’s management fee rate; (4) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reviewing the proposed New Sub-Advisory Agreement, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the strength and reputation of Voya IM in managing an investment mandate that is based upon an index; (2) the strength and reputation of Voya IM in the investment management industry; (3) the nature, extent and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Voya IM; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (6) the sub-advisory fee rate payable by the Adviser to Voya IM; (7) the potential “fall-out” benefits to Voya IM and its affiliates from Voya IM’s relationship with the Fund, including Voya IM’s ability to engage in soft-dollar transactions for the Fund; (8) the proposed reductions to the Fund’s management fee rate and expense ratio; (9) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (10) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and investor base; and (11) Voya IM’s Code of Ethics, and related procedures for complying with that Code.
The Board also considered Voya IM’s representation that its proposed sub-advisory fee rate schedule for the Fund reflects existing and potential economies of scale and the effect of approving the New Sub-Advisory Agreement and related changes to the Fund’s expense structure on the profitability of the Adviser and Voya IM with respect to the services provided to the Fund.
After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as the sub-adviser to the Fund under the New Sub-Advisory Agreement, replacing JP Morgan as a sub-adviser to the Fund; (2) the nature, extent and quality of services to be provided by Voya IM under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by the Adviser to Voya IM, the anticipated impact of appointing Voya IM as the Fund’s sub-adviser on its performance, the effect of approving the New Sub-Advisory Agreement and related changes to the Fund’s expense structure on the Adviser’s and Voya IM’s profitability with respect to their services to the Fund, the “fall-out” benefits and economies of scale that may inure to Voya IM in servicing the Fund are reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains an appropriate compliance program, with this conclusion based upon, among other matters, a report from the Fund’s Chief Compliance Officer concluding that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

85

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210         (1019-122019)

Annual Report
October 31, 2019
Classes A, C, I and W
■
Voya CBRE Global Infrastructure Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail,please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Turbulent Waters
Dear Shareholder,
Over the twelve-month fiscal reporting period covered in this report, it would be understandable if investors felt they’d been riding a rollercoaster. Back in April, halfway through the fiscal year, we noted that resurgent trade tensions between China and the U.S. would likely induce greater short-term market volatility, but that in our opinion, global economic conditions pointed to slowdown, not recession. While both themes continued to play out in the second half of the fiscal period, several key factors changed to lift market sentiments.
Among the most important factors was the policy stance of the U.S. Federal Reserve Board (“Fed”): after holding interest rates steady through June, the Fed reduced them three times, we believe quelling doubts that it was committed to supporting the economy. U.S. companies posted better than expected earnings in the second and third quarters. The tone of China–U.S. trade negotiations became more upbeat, in our opinion, mitigating concerns about the slowing pace of global manufacturing. Through the currents of market sentiment and eddies of volatility, financial assets broadly achieved solid gains. The positive reactions to good news suggest, in our opinion, that investors are eager to turn the corner on trade uncertainty.
We still believe further slowing of global growth is more likely than a recession. Despite the positive potential, in our opinion, of the longer-term outlook, investors today find themselves navigating turbulent waters. Though events of the moment can seem to demand immediate action, the most effective response may be to take a step back and reflect on why your portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, we believe that it is probably wise not to change your portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2019

In our semi-annual report, we described how many investors were rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019.
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 8.90% in the first half of the fiscal year. (The Index returned 12.69% for the year ended October 31, 2019, measured in U.S. dollars.)
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half, and by the end of a rollercoaster ride, the Index was up another 3.30%, a total of 12.49% for the fiscal year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, where chronic disagreement about whether and how to leave the European Union culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%, flattered by volatile inventory and trade elements. Growth fell to 2.0% in the second quarter and 1.9% in the third. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed in November. Yet many were still skeptical that enough real goodwill existed to achieve a far-reaching agreement. The FOMC cut rates again in both months, without seeming to please anybody, again. The period ended with the world economy still slowing, the Index just off a new record and market sentiment fragile.
In U.S. fixed income markets, the story was falling yields. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned a remarkable 27.60% as the U.S. 30-year Treasury yield fell below 2% for the first time ever. The 10-year yield on Japanese and major European government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.33%, ending at a record. Bond surrogates, real estate and utilities were the top performers, up 25.48% and 23.71%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 17%, was the weakest, losing 11.04%.
In currencies, the dollar rose 1.61% against the euro over the year but lost 1.34% against the pound and 4.21% against the yen. The dollar still offers positive interest rates on its safest investments, but perhaps the dollar’s 18-month rally on a trade-weighted basis was starting to fade.
In international markets, the MSCI Japan® Index ended up just 4.57% for the year, probably reflecting Japan’s own vulnerability to a trade-war and the strong yen. The MSCI Europe ex UK® Index advanced 13.65%, powered by capital goods, food, beverage and tobacco and pharmaceuticals companies. The MSCI UK® Index rose 5.73%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI UK’s market heavyweights. The largest contributions came from pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and British American Tobacco.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE Global Core Infrastructure 50/50 Index	An unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy, and telecommunications).
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
UBS Global Infrastructure & Utilities 50/50 Index	An unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.
3

Voya CBRE Global Infrastructure Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)

United States	50.1%
Canada	7.6%
Australia	7.5%
France	7.3%
Japan	6.6%
Spain	6.2%
Italy	3.4%
Germany	2.8%
United Kingdom	2.3%
Mexico	1.8%
Countries between 0.8% – 1.1%^	2.7%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 3 countries, which each represents 0.8% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya CBRE Global Infrastructure Fund (the “Fund”)* seeks total return including capital appreciation and current income. The Fund is managed by Jeremy Anagnos, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.24% compared to the FTSE Global Core Infrastructure 50/50 Index, which returned 20.72%.
Portfolio Specifics: Global listed infrastructure stocks delivered a total return of 20.7% for the twelve-month period ending October 31, 2019 as all major geographic regions delivered positive performance. The Americas region delivered the strongest performance, up 23.2%, followed by the emerging markets regions, which was up 21.6%. The continental European and Asian regions were up 18.5% and 14.1%, respectively, while the U.K. lagged delivering a total return of 8.8%. In the Americas, the communications, transportation and utilities sectors outperformed while the midstream/pipelines and rail sectors lagged, although these sectors delivered double-digit returns. Performance in the emerging markets was helped by performance in the communication, rail and utilities sectors. In Asia, the transportation sector was the primary driver of returns during the period. In continental Europe, renewable and rail sectors led performance. In the U.K., the rail and communication sectors delivered notable performance.
The Fund outperformed the benchmark as stock selection in sector allocation added value. Positioning in continental Europe was the primary driver of relative outperformance and was mostly the result of good stock selection, especially in the transportation and utilities sectors. The value added in the Asian region was a mix of good stock selection and sector allocation, driven by positioning in the utilities sector. Relative performance in the Americas region was flat as positive sector allocation decisions were offset by the impact of negative stock selection decisions. Positioning in the emerging markets was a drag on relative performance and was primarily the result of sector allocation as we were underweight this outperforming region.
Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)

Vinci SA	4.7%
American Electric Power Co., Inc.	4.7%
Enbridge, Inc.	4.3%
Cheniere Energy, Inc.	4.0%
Crown Castle International Corp.	3.8%
Enel S.p.A.	3.4%
FirstEnergy Corp.	3.3%
Atmos Energy Corp.	3.3%
Cellnex Telecom SA	3.1%
Sempra Energy	3.1%
Portfolio holdings are subject to change daily.
Current Outlook and Strategy: In our opinion, listed infrastructure appeals to investors in many ways. It has a history of what we believe to be attractive returns and reduced volatility and has provided downside protection relative to broad equity markets. We believe that infrastructure assets are characterized by their stable cash flows underpinned by need based demand. It is our opinion that the assets have long-lives, contractual revenue streams, are typically regulated and provide essential services for society. The sum of these features leads to performance of the assets that we believe is relatively unaffected by “unexpected” macro world events.
We remain positive on the outlook for listed infrastructure returns. Investment needs continue to create opportunities for infrastructure companies to deploy capital at attractive returns, driving growth in earnings and dividends. There are also secular themes we believe will support growth even in an uncertain economic environment, including most notably: (1) decarbonization in energy supporting renewable and natural gas infrastructure investments, and (2) rapid data growth globally resulting in organic growth for companies that facilitate transmission, processing and storage of data.
In an uncertain environment, infrastructure assets offer investors relatively predictable growth, in our view. The growth is secured by required investment in aging infrastructure, as well as new investment in decarbonization and data growth. It is our opinion, listed infrastructure companies are well placed to benefit from these trends, and we believe will offer investors attractive risk adjusted returns.

*
Effective September 12, 2019, the Board approved a proposal to reorganize Voya CBRE Global Infrastructure (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Global Infrastructure Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya CBRE Global Infrastructure Fund

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	Since Inception of Class I June 28, 2013	Since Inception of Class A October 16, 2013
Including Sales Charge:
Class A(1)	16.18%	6.20%	—	8.47%
Class C(2)(3)	21.29%	6.72%	9.56%	—
Class I	23.52%	7.80%	10.66%	—
Class W(4)	23.46%	7.79%	10.65%	—
Excluding Sales Charge:
Class A	23.24%	7.47%	—	9.55%
Class C(2)(3)	22.29%	6.72%	9.56%	—
Class I	23.52%	7.80%	10.66%	—
Class W(4)	23.46%	7.79%	10.65%	—
Benchmark(5)	20.72%	7.48%	9.48%	8.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya CBRE Global Infrastructure Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business July 14, 2017 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Prior to the close of business July 14, 2017, the predecessor fund’s Investor Class was not charged a sales charge.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3)
The Class C shares performance shown for the period prior to their inception date, February 28, 2019 is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

(4)
The Class W shares performance shown for the period prior to their inception date, February 28, 2019 is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
The Benchmark is the UBS Global Infrastructure & Utilities 50/50 Index through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Index thereafter, due to the discontinuation of the former index.

Performance prior to the close of business July 14, 2017 for Class A and Class I shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class and Institutional Class shares. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to close of business July 14, 2017.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Class A	$1,000.00	$1,073.80	1.35%	$7.06	$1,000.00	$1,018.40	1.35%	$6.87
Class C	1,000.00	1,069.60	2.10	10.95	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	1,074.90	1.10	5.75	1,000.00	1,019.66	1.10	5.60
Class W	1,000.00	1,075.30	1.10	5.75	1,000.00	1,019.66	1.10	5.60

*
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya CBRE Global Infrastructure Fund (the Fund), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2016 were audited by other independent registered public accountants whose report thereon dated December 22, 2016, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2019
7

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities at fair value*	$243,344,644
Short-term investments at fair value**	4,148,259
Receivables:
Investment securities and currencies sold	8,218,973
Fund shares sold	618,837
Dividends	451,173
Foreign tax reclaims	73,387
Prepaid expenses	49,193
Reimbursement due from manager	8,016
Other assets	1,153
Total assets	256,913,635
LIABILITIES:
Payable for investment securities and currencies purchased	9,048,592
Payable for fund shares redeemed	96,476
Payable for investment management fees	202,348
Payable for distribution and shareholder service fees	3,275
Payable to trustees under the deferred compensation plan (Note 6)	1,153
Payable for trustee fees	792
Other accrued expenses and liabilities	103,783
Total liabilities	9,456,419
NET ASSETS	$247,457,216
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$223,339,944
Total distributable earnings	24,117,272
NET ASSETS	$247,457,216
* Cost of investments in securities	$224,657,739
** Cost of short-term investments	$4,148,259
See Accompanying Notes to Financial Statements
8

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Class A
Net assets	$11,699,969
Shares authorized	unlimited
Par value	$—
Shares outstanding	976,186
Net asset value and redemption price per share†	$11.99
Maximum offering price per share (5.75%)(1)	$12.72
Class C
Net assets	$1,048,373
Shares authorized	unlimited
Par value	$—
Shares outstanding	87,663
Net asset value and redemption price per share†	$11.96
Class I
Net assets	$225,175,533
Shares authorized	unlimited
Par value	$—
Shares outstanding	18,782,827
Net asset value and redemption price per share	$11.99
Class W
Net assets	$9,533,341
Shares authorized	unlimited
Par value	$—
Shares outstanding	795,039
Net asset value and redemption price per share	$11.99

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,580,369
Total investment income	4,580,369
EXPENSES:
Investment management fees	1,567,704
Distribution and shareholder service fees:
Class A	16,703
Class C	2,963
Transfer agent fees:
Class A	12,375
Class C	548
Class I	25,269
Class W	5,910
Shareholder reporting expense	5,735
Registration fees	75,206
Professional fees	46,450
Custody and accounting expense	56,995
Trustee fees	6,339
Miscellaneous expense	7,649
Interest expense	196
Total expenses	1,830,042
Waived and reimbursed fees	(82,747)
Net expenses	1,747,295
Net investment income	2,833,074
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,845,656
Forward foreign currency contracts	6,100
Foreign currency related transactions	(15,255)
Net realized gain	5,836,501
Net change in unrealized appreciation (depreciation) on:
Investments	21,244,139
Foreign currency related transactions	(8,674)
Net change in unrealized appreciation (depreciation)	21,235,465
Net realized and unrealized gain	27,071,966
Increase in net assets resulting from operations	$29,905,040
* Foreign taxes withheld	$245,050
See Accompanying Notes to Financial Statements
10

Statements of Changes in net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$2,833,074	$1,377,008
Net realized gain	5,836,501	1,221,896
Net change in unrealized appreciation (depreciation)	21,235,465	(5,637,401)
Increase (decrease) in net assets resulting from operations	29,905,040	(3,038,497)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(169,569)	(110,149)
Class C	(3,391)	—
Class I	(3,968,511)	(4,118,454)
Class W	(68,056)	—
Total distributions	(4,209,527)	(4,228,603)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,838,093	41,146,323
Reinvestment of distributions	4,202,175	4,227,734
	183,040,268	45,374,057
Cost of shares redeemed	(34,984,660)	(2,302,303)
Net increase in net assets resulting from capital share transactions	148,055,608	43,071,754
Net increase in net assets	173,751,121	35,804,654
NET ASSETS:
Beginning of year or period	73,706,095	37,901,441
End of year or period	$247,457,216	$73,706,095
See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption fees	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A(4)
10-31-19	10.04	0.16	2.12	2.28	0.17	0.16	—	0.33	—	—	11.99	23.24	1.56	1.35	1.35	1.51	11,700	53
10-31-18	11.40	0.19	(0.51)	(0.32)	0.25	0.79	—	1.04	—	—	10.04	(3.16)	1.83	1.35	1.35	1.89	1,787	61
10-31-17	10.78	0.17•	1.30	1.47	0.12	0.73	—	0.85	—	—	11.40	14.96	2.36	1.53	1.53	1.59	1,146	85
10-31-16(5)	10.68	0.15•	0.66	0.81	0.20	0.51	—	0.71	—	—	10.78	8.21	2.15	1.60	1.60	1.44	526	88
10-31-15(5)	12.72	0.16•	(0.59)	(0.43)	0.13	1.49	—	1.62	0.01	—	10.68	(3.45)	1.76	1.60	1.60	1.37	178	97
Class C
02-28-19(6) - 10-31-19	10.82	0.04•	1.22	1.26	0.12	—	—	0.12	—	—	11.96	11.67	2.31	2.10	2.10	0.46	1,048	53
Class I(4)
10-31-19	10.04	0.20	2.11	2.31	0.20	0.16	—	0.36	—	—	11.99	23.52	1.14	1.10	1.10	1.83	225,176	53
10-31-18	11.40	0.23	(0.52)	(0.29)	0.28	0.79	—	1.07	—	—	10.04	(2.88)	1.41	1.10	1.10	2.14	71,919	61
10-31-17	10.78	0.20	1.30	1.50	0.15	0.73	—	0.88	—	—	11.40	15.25	1.61	1.21	1.21	1.83	36,755	85
10-31-16(5)	10.67	0.21•	0.64	0.85	0.23	0.51	—	0.74	—	—	10.78	8.66	1.60	1.25	1.25	2.05	22,569	88
10-31-15(5)	12.72	0.19•	(0.57)	(0.38)	0.18	1.49	—	1.67	—	—	10.67	(3.10)	1.43	1.25	1.25	1.66	40,069	97
Class W
02-28-19(6) - 10-31-19	10.82	0.11•	1.22	1.33	0.16	—	—	0.16	—	—	11.99	12.36	1.31	1.10	1.10	1.41	9,533	53

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Prior to the close of business July 14, 2017, the Fund operated under a different name and investment adviser. Effective close of business July 14, 2017, the Investor and Institutional share classes of the predecessor fund were redesignated as Class A and Class I shares of the Fund, respectively.

(5)
For the years ended October 31, 2015 and 2016, the information presented has been audited by a different independent registered public accounting firm.

(6)
Commencement of operations.

*
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. It consists of fifteen separate active investment series. This report is for Voya CBRE Global Infrastructure Fund (“CBRE Global Infrastructure” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date.

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2019, the Fund had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2019, the Fund had average contract amounts on forward foreign currency contracts of  $356,775 and $126,061 to buy and sell, respectively. The Fund used forward foreign currency contracts primarily to protect any non-U.S. dollar denominated holdings from adverse currency movements. The Fund did not have any open forward foreign currency contracts at October 31, 2019.
F. Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund declares and pays dividends consisting of ordinary income, if any, quarterly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments is treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. The Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
J. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were $224,157,247 in purchases and $80,478,759 in sales.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the
Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
CBRE Clarion Securities LLC serves as the sub-adviser to the Fund. The sub-adviser provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund, except Class I and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$11,124	$—
Contingent Deferred Sales Charges:	$—	$200
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2019, CBRE Global Investors Inc., an affiliate of CBRE Clarion Securities LLC, owned 19.55% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

(including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Fund’s sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amounts credited to the Fund are reflected as brokerage commission recapture in the Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class W
1.35%	2.10%	1.10%	1.10%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment
Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of October 31, 2019,the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
October 31,
2020	2021	2022	Total
$55,030	$194,876	$63,974	$313,880
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2019, are as follows:
	October 31,
	2020	2021	2022	Total
Class A	$4,501	$2,282	$11,167	$17,950
Class C	—	—	492	492
Class W	—	—	5,312	5,312
The expense limitation agreement is contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 8 — LINE OF CREDIT (continued)

The Fund utilized the line of credit during the year ended October 31, 2019 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$710,000	3.36%
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	$	($)
Class A
10/31/2019	868,313	—	15,513	(85,561)	—	798,265	9,653,435	—	169,519	—	(957,531)	—	8,865,423
10/31/2018	128,412	—	10,321	(61,376)	—	77,357	1,342,656	—	110,140	—	(645,777)	—	807,019
Class C
2/28/2019(1)
10/31/2019	89,275	—	289	(1,901)	—	87,663	1,031,473	—	3,391	—	(21,916)	—	1,012,948
Class I
10/31/2019	14,200,545	—	362,521	(2,941,969)	—	11,621,097	158,999,775	—	3,961,209	—	(33,873,492)	—	129,087,492
10/31/2018	3,711,628	—	387,551	(160,448)	—	3,938,731	39,803,667	—	4,117,594	—	(1,656,526)	—	42,264,735
Class W
2/28/2019(1)
10/31/2019	800,304	—	5,805	(11,070)	—	795,039	9,153,410	—	68,056	—	(131,721)	—	9,089,745

(1)
Commencement of operations.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 10 — SECURITIES LENDING (continued)

or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
At October 31, 2019, the Fund had no securities on loan.
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2019:
Paid-in Capital	Distributable Earnings
$25,299	$(25,299)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended October 31, 2019		Year Ended October 31, 2018
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$2,910,254	$1,299,273	$2,447,295	$1,781,308
The tax-basis components of distributable earnings for federal income tax purposes as of October 31, 2019 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$1,964,729	$4,144,743	$18,013,946
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018 and interim periods within those annual periods. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. As of October 31, 2019, the Fund is currently evaluating the impact of these changes on the financial statements.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modiﬁes certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 13 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Fund, upon completion of

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2019 (continued)

NOTE 13 — AUDITOR CHANGE (continued)

the audit for the fiscal year ended October 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended October 31, 2019 and October 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2020. During the Fund’s fiscal years ended October 31, 2019 and October 31, 2018, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2019, the Fund paid distributions of:
	Type	Per Share Amount	Payable Date	Record Date
CBRE Global Infrastructure
All Classes	STCG	$0.0921	December 17, 2019	December 13, 2019
All Classes	LTCG	$0.1949	December 17, 2019	December 13, 2019

STCG – Short-term capital gain
LTCG – Long-term capital gain
Class Conversion: On May 23, 2019, the Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on or about January 2, 2020, all outstanding Class C shares of the Fund will automatically convert to Class A shares of the Fund after they have been held for a ten-year holding period.
Reorganization: On September 12, 2019, the Board approved a proposal to reorganize CBRE Global Infrastructure (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Global Infrastructure Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.3%
	Australia: 7.5%
327,056	APA Group	$2,627,001	1.1
1,382,040	Atlas Arteria Ltd.	7,643,335	3.1
866,776	Sydney Airport	5,249,589	2.1
298,351	Transurban Group - Stapled Security	3,055,699	1.2
		18,575,624	7.5

	Belgium: 1.1%
31,862	Elia System Operator SA/NV	2,746,908	1.1

	Canada: 7.6%
289,300	Enbridge, Inc.	10,536,573	4.3
160,600	Fortis, Inc.	6,672,259	2.7
96,100	Inter Pipeline Ltd.	1,613,219	0.6
		18,822,051	7.6

	France: 7.3%
13,419	Aeroports de Paris	2,552,149	1.0
202,127 (1)	Eutelsat Communications	3,834,335	1.6
104,045	Vinci SA	11,673,465	4.7
		18,059,949	7.3

	Germany: 2.8%
83,019	Fraport AG Frankfurt Airport Services Worldwide	6,938,949	2.8

	Hong Kong: 0.8%
189,000	CLP Holdings Ltd.	1,962,845	0.8

	Italy: 3.4%
1,087,418	Enel S.p.A.	8,427,884	3.4

	Japan: 6.6%
20,100	Central Japan Railway Co.	4,123,194	1.7
344,334	Chubu Electric Power Co., Inc.	5,165,784	2.1
41,024	East Japan Railway Co.	3,724,201	1.5
167,000	Osaka Gas Co., Ltd.	3,265,631	1.3
		16,278,810	6.6

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico: 1.8%
472,595	Promotora y Operadora de Infraestructura SAB de CV	$4,368,860	1.8

	Singapore: 0.8%
2,955,820	NetLink NBN Trust	2,020,591	0.8

	Spain: 6.2%
180,949 (2)	Cellnex Telecom SA	7,807,753	3.1
181,31	Ferrovial SA - FERE	5,349,283	2.2
219,164	Iberdrola S.A.	2,252,786	0.9
		15,409,822	6.2

	United Kingdom: 2.3%
480,641	National Grid PLC	5,619,807	2.3

	United States: 50.1%
122,600	American Electric Power Co., Inc.	11,572,214	4.7
7,500	American Tower Corp.	1,635,600	0.7
340,102	Antero Midstream Corp.	2,190,257	0.9
126,750	Aqua America, Inc.	5,745,578	2.3
71,600	Atmos Energy Corp.	8,053,568	3.3
161,637 (1)	Cheniere Energy, Inc.	9,948,757	4.0
104,010	CMS Energy Corp.	6,648,319	2.7
68,439	Crown Castle International Corp.	9,498,649	3.8
24,100	Dominion Energy, Inc.	1,989,455	0.8
96,200	Edison International	6,050,980	2.4
8,387	Equinix, Inc.	4,753,584	1.9
148,907	Exelon Corp.	6,773,779	2.7
170,400	FirstEnergy Corp.	8,233,728	3.3
39,150 (1)	InterXion Holding NV	3,453,813	1.4
29,570	NextEra Energy, Inc.	7,047,714	2.8
85,000	Public Service Enterprise Group, Inc.	5,381,350	2.2
53,800	Sempra Energy	7,774,638	3.1
27,700	Southwest Gas Holdings, Inc.	2,418,210	1.0
32,400	Union Pacific Corp.	5,360,904	2.2
251,500	Williams Cos., Inc.	5,610,965	2.3
116,300 (1)	Zayo Group Holdings, Inc.	3,970,482	1.6
		124,112,544	50.1
	Total Common Stock (Cost $224,657,739)	243,344,644	98.3

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
4,148,259 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $4,148,259)	$4,148,259	1.7
	Total Short-Term Investments (Cost $4,148,259)	4,148,259	1.7
	Total Investments in Securities (Cost $228,805,998)	$247,492,903	100.0
	Liabilities in Excess of Other Assets	(35,687)	—
	Net Assets	$247,457,216	100.0

 (1)
Non-income producing security.

 (2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

 (3)
Rate shown is the 7-day yield as of October 31, 2019.

Industry Diversification	Percentage of Net Assets
Electric Utilities	26.9%
Oil & Gas Storage & Transportation	12.1
Multi-Utilities	11.1
Construction & Engineering	6.9
Gas Utilities	6.7
Specialized REITs	6.4
Highways & Railtracks	6.1
Airport Services	5.9
Railroads	5.4
Integrated Telecommunication Services	3.1
Alternative Carriers	2.4
Water Utilities	2.3
Cable & Satellite	1.6
IT Consulting & Other Services	1.4
Assets in Excess of Other Liabilities*	1.7
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$18,575,624	$—	$18,575,624
Belgium	2,746,908	—	—	2,746,908
Canada	18,822,051	—	—	18,822,051
France	—	18,059,949	—	18,059,949
Germany	—	6,938,949	—	6,938,949
Hong Kong	—	1,962,845	—	1,962,845
Italy	—	8,427,884	—	8,427,884
Japan	—	16,278,810	—	16,278,810
Mexico	4,368,860	—	—	4,368,860
Singapore	2,020,591	—	—	2,020,591
Spain	—	15,409,822	—	15,409,822
United Kingdom	—	5,619,807	—	5,619,807
United States	124,112,544	—	—	124,112,544
Total Common Stock	152,070,954	91,273,690	—	243,344,644
Short-Term Investments	4,148,259	—	—	4,148,259
Total Investments, at fair value	$156,219,213	$91,273,690	$—	$247,492,903

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$6,100
Total	$6,100
At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $229,473,057.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$23,271,479
Gross Unrealized Depreciation	(5,257,533)
Net Unrealized Appreciation	$18,013,946
See Accompanying Notes to Financial Statements
25

TAX INFORMATION (Unaudited)

Dividends and distributions paid by Voya CBRE Global Infrastructure Fund during the year ended October 31, 2019 were as follows:
Class	Type	Per Share Amount
Class A	NII	$0.1733
Class C	NII	$0.1167
Class I	NII	$0.1986
Class W	NII	$0.1594
All Classes, except Class C(1) & Class W(1)	LTCG	$0.1627

NII – Net investment income
LTCG – Long-term capital gain
(1)
Commenced operations February 28, 2019.

Of the ordinary distributions made during the year ended October 31, 2019, 43.07% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended October 31, 2019, 82.47% of ordinary income dividends paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
For the year ended October 31, 2019, the Fund designates $1,299,273 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $142,851 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
See Accompanying Notes to Financial Statements
26

TRUSTEE AND OFFICER INFORMATION(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	146	None.
27

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	February 2002 – Present	Retired.	146	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2019.

28

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
29

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Head of IM Legal (October 2019 – Present). Formerly, Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – October 2019); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
30

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
179173         (1019-122019)

Annual Report

October 31, 2019

Classes A, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund

■  Voya International Real Estate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT
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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Navigating Turbulent Waters

Dear Shareholder,

Over the twelve-month fiscal reporting period covered in this report, it would be understandable if investors felt they’d been riding a rollercoaster. Back in April, halfway through the fiscal year, we noted that resurgent trade tensions between China and the U.S. would likely induce greater short-term market volatility, but that in our opinion, global economic conditions pointed to slowdown, not recession. While both themes continued to play out in the second half of the fiscal period, several key factors changed to lift market sentiments.

Among the most important factors was the policy stance of the U.S. Federal Reserve Board (“Fed”): after holding interest rates steady through June, the Fed reduced them three times, we believe quelling doubts that it was committed to supporting the economy. U.S. companies posted better than expected earnings in the second and third quarters. The tone of China-U.S. trade negotiations became more upbeat, in our opinion, mitigating concerns about the slowing pace of global manufacturing. Through the currents of market sentiment and eddies of volatility, financial assets broadly achieved solid gains. The positive reactions to good news suggest, in our opinion, that investors are eager to turn the corner on trade uncertainty.

We still believe further slowing of global growth is more likely than a recession. Despite the positive potential, in our opinion, of the longer-term outlook, investors today find themselves navigating turbulent waters. Though events of the moment can seem to demand immediate action, the most effective response may be to take a step back and reflect on why your portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, we believe that it is probably wise not to change your portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
November 15, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2019

In our semi-annual report, we described how many investors were rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019.

Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 8.90% in the first half of the fiscal year. (The Index returned 12.69% for the year ended October 31, 2019, measured in U.S. dollars.)

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half, and by the end of a rollercoaster ride, the Index was up another 3.30%, a total of 12.49% for the fiscal year.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, where chronic disagreement about whether and how to leave the European Union culminated in a general election called for December 12.

Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., annualized first quarter growth surprised to the upside at 3.1%, flattered by volatile inventory and trade elements. Growth fell to 2.0% in the second quarter and 1.9% in the third. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.

It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed between the two Presidents on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed in November. Yet many were still skeptical that enough real goodwill existed to achieve a far-reaching agreement. The FOMC cut rates again in both months, without seeming to please anybody, again. The period ended with the world economy still slowing, the Index just off a new record and market sentiment fragile.

In U.S. fixed income markets, the story was falling yields. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned a remarkable 27.60% as the U.S. 30-year Treasury yield fell below 2% for the first time ever. The 10-year yield on Japanese and major European government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index including dividends, rose 14.33%, ending at a record. Bond surrogates, real estate and utilities were the top performers, up 25.48% and 23.71%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 17%, was the weakest, losing 11.04%.

In currencies, the dollar rose 1.61% against the euro over the year but lost 1.34% against the pound and 4.21% against the yen. The dollar still offers positive interest rates on its safest investments, but perhaps the dollar’s 18-month rally on a trade-weighted basis was starting to fade.

In international markets, the MSCI Japan® Index ended up just 4.57% for the year, probably reflecting Japan’s own vulnerability to a trade-war and the strong yen. The MSCI Europe ex UK® Index advanced 13.65%, powered by capital goods, food, beverage and tobacco and pharmaceuticals companies. The MSCI UK® Index rose 5.73%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI UK’s market heavyweights. The largest contributions came from pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and British American Tobacco.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the year’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the year, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA Nareit Developed ex-U.S. Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)
United States	55.9%
Japan	12.2%
Hong Kong	6.7%
United Kingdom	5.0%
Australia	3.9%
Germany	3.4%
Sweden	2.5%
Singapore	2.3%
Canada	2.1%
France	2.1%
Countries between 0.3%-0.9%ˆ	3.6%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 6 countries, which each represents 0.3%-0.9% of net assets. Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”)* seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.88%, compared to the FTSE EPRA Nareit Developed Net Index and S&P 500® Index, which returned 20.29% and 14.33%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks were up 20.3% in the trailing 12-month period as all three major geographic regions delivered positive total return. The Asia-Pacific region was the best performer, up 23.3%, led by performance in Japan and Singapore. The Americas region performed modestly ahead of the benchmark, up 21.1%, while Europe lagged for the period, up 13.2%. Real estate companies are benefiting from defensive characteristics of a well-covered dividend yield supported by growing contractual cash flows amid an uncertain macro-economic and geopolitical backdrop.

We believe this moderate global economic environment is good for real estate stocks. We believe that the economic expansion should continue this year but is moderating, potentially exacerbated by geopolitical risk including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. Inflationary pressures are easing, and monetary policy globally is accommodative, in our opinion. Despite a slowing pace of growth, labor markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.

For the trailing twelve-month period, the Fund outperformed its benchmark primarily as the result of strong stock selection. All three major geographic regions added value during the period. The Americas was the strongest contributor to relative performance, led by stock selection in the U.S. The European region also delivered positive relative performance as stock selection in the U.K. and continental Europe benefited performance.

The Asia-Pacific region was helped by favorable stock selection in Australia and Japan, but this was modestly offset by relative underperformance in Singapore during the period.

Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)
ProLogis, Inc.	5.1%
Link REIT	3.3%
Welltower, Inc.	3.3%
Equity Residential	3.3%
Simon Property Group, Inc.	3.1%
Invitation Homes, Inc.	2.9%
VEREIT, Inc.	2.6%
HCP, Inc.	2.3%
Essex Property Trust, Inc.	2.2%
Alexandria Real Estate Equities, Inc.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In the U.S., we favor the residential, technology, and net lease sectors. Within residential, we like single-family home-for-rent companies and apartment REITs, which are benefiting from firming demand.

In the Asia-Pacific region, we favor Japan industrial logistics REITs as well as mid-size office J-REITs. The industrial sector in Japan is benefiting from strong demand driven by continued growth in e-commerce, while we believe new supply is expected to decline looking forward.

In Europe, we favor the U.K. niche sectors of student housing, self-storage and the industrial sector, all of which continue to generate superior earnings growth on strong fundamentals. In continental Europe, we continue to prefer property companies in markets with superior growth, including the Nordic region and Spain. We have selectively added deeply discounted names in the retail and office sectors.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes Singapore, Canada and the U.S. skilled nursing, shopping center, and industrial sectors. This also includes Class-B mall/shopping center companies globally. In Europe, we are cautious on the German residential sector given its renewed regulatory risk in Berlin. We also remain cautious on retail despite more attractive valuations. In Australia, our outlook is mixed as fundamentals range from robust industrial market to an uncertain retail market, and a residential market which is finding a bottom. Lastly, we remain cautious in Hong Kong, as the geopolitical uncertainly is beginning to weigh on property fundamentals.

*	Effective September 12, 2019, the Board approved a proposal to reorganize Voya Global Real Estate (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Real Estate Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020. The Reorganization is also contingent upon the closing of the reorganization of Voya Real Estate Fund, a series of Voya Equity Trust, which is not included within this book, with and into MainStay CBRE Real Estate Fund.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this year. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	14.88%	2.92%	6.98%	—
Class C(2)	19.93%	3.37%	6.81%	—
Class I	22.12%	4.43%	7.93%	—
Class O	21.86%	4.13%	7.61%	—
Class R	21.54%	3.89%	—	6.83%
Class R6(3)	22.22%	4.56%	8.00%	—
Class W	22.14%	4.41%	7.88%	—
Excluding Sales Charge:
Class A	21.88%	4.15%	7.61%	—
Class C	20.93%	3.37%	6.81%	—
Class I	22.12%	4.43%	7.93%	—
Class O	21.86%	4.13%	7.61%	—
Class R	21.54%	3.89%	—	6.83%
Class R6(3)	22.22%	4.56%	8.00%	—
Class W	22.14%	4.41%	7.88%	—
FTSE EPRA Nareit Developed Index	20.29%	5.97%	9.03%	8.59%
S&P 500® Index	14.33%	10.78%	13.70%	14.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on July 15, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of October 31, 2019 (as a percentage of net assets)
Japan	27.1%
Hong Kong	14.3%
United Kingdom	10.7%
Germany	9.9%
Australia	9.1%
Singapore	5.3%
Canada	5.2%
France	4.7%
Sweden	4.1%
Spain	1.8%
Countries between 0.4%-1.2%ˆ	6.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 8 countries, which each represents 0.4%-1.2% of net assets. Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”)* seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.83% compared to the FTSE EPRA Nareit Developed ex-U.S. Net Index and S&P 500® Index which returned 19.12% and 14.33%, respectively, for the same period.

Portfolio Specifics: International real estate stocks were up 19.1% in the trailing 12-month period as all three major geographic regions delivered positive total return. The Asia-Pacific region was the best performer, up 23.3%, led by performance in Japan and Singapore. The Americas region performed in-line with the benchmark, up 18.4%, while Europe lagged for the period, up 13.2%. Real estate companies are benefiting from defensive characteristics of a well-covered dividend yield supported by growing contractual cash flows amid an uncertain macro-economic and geopolitical backdrop.

We believe this moderate global economic environment is good for real estate stocks. We believe that the economic expansion should continue this year but is moderating, potentially exacerbated by geopolitical risk including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. Inflationary pressures are easing, and monetary policy globally is accommodative, in our opinion. Despite a slowing pace of growth, labor markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.

For the trailing twelve-month period, the Fund outperformed its benchmark as the result of strong stock selection. The Asia-Pacific region was the strongest contributor as relative performance was positive in each market within the region. Australia and Japan were the top contributors within the region during the period. The European region also delivered positive relative performance as positioning in the U.K. and continental Europe added value. Positioning in the Americas modestly detracted from relative performance during the period.

Top Ten Holdings as of October 31, 2019 (as a percentage of net assets)
Link REIT	6.3%
Mitsui Fudosan Co., Ltd.	5.3%
GLP J-Reit	3.8%
Vonovia SE	3.6%
Mirvac Group	3.6%
Ingenia Communities Group	3.5%
Orix JREIT, Inc.	3.4%
New World Development Ltd.	3.3%
Unibail-Rodamco-Westfield	3.1%
Sankei Real Estate, Inc.	2.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In North America, we prefer the Canadian apartment companies which score attractively given the blend of dividend yield and growth. In the Asia-Pacific region, we favor Japan industrial logistics REITs as well as mid-size office J-REITs. The industrial sector in Japan is benefiting from strong demand driven by continued growth in e-commerce, while we believe new supply is expected to decline looking forward. In Europe, we favor the U.K. niche sectors of student housing, self-storage and the industrial sector, all of which continue to generate strong earnings growth on strong fundamentals. In continental Europe, we continue to prefer property companies in markets with superior growth, including the Nordic region and Spain. We have also added deeply discounted names in the retail and office sectors.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes Singapore, Canada and Class B mall/shopping center companies globally. In Europe, we are cautious on the German residential sector given its renewed regulatory risk in Berlin, although acknowledge that valuations have become more attractive, in our view. We also remain cautious on retail despite more attractive valuations. In Australia, our outlook is mixed as fundamentals range from robust industrial market to an uncertain retail market, and a residential market which is finding a bottom. Lastly, we have become cautious in Hong Kong, as the geopolitical uncertainly is beginning to weigh on property fundamentals.

*	Effective December 6, 2019, the Fund was liquidated.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this year. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	14.85%	3.13%	5.58%
Class C(2)	19.96%	3.58%	5.43%
Class I	22.21%	4.65%	6.52%
Class W	22.09%	4.63%	6.49%
Excluding Sales Charge:
Class A	21.83%	4.36%	6.21%
Class C	20.96%	3.58%	5.43%
Class I	22.21%	4.65%	6.52%
Class W	22.09%	4.63%	6.49%
FTSE EPRA Nareit Developed ex-U.S. Index	19.12%	5.08%	6.75%
S&P 500® Index	14.33%	10.78%	13.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2019*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,086.10	1.28%	$ 6.73	$1,000.00	$1,018.75	1.28%	$ 6.51
Class C	1,000.00	1,082.20	2.03	10.65	1,000.00	1,014.97	2.03	10.31
Class I	1,000.00	1,087.50	1.04	5.47	1,000.00	1,019.96	1.04	5.30
Class O	1,000.00	1,086.50	1.28	6.73	1,000.00	1,018.75	1.28	6.51
Class R	1,000.00	1,084.40	1.53	8.04	1,000.00	1,017.49	1.53	7.78
Class R6	1,000.00	1,087.90	0.98	5.16	1,000.00	1,020.27	0.98	4.99
Class W	1,000.00	1,087.30	1.04	5.47	1,000.00	1,019.96	1.04	5.30
Voya International Real Estate Fund
Class A	$1,000.00	$1,079.20	1.30%	$ 6.81	$1,000.00	$1,018.65	1.30%	$ 6.61
Class C	1,000.00	1,076.50	2.05	10.73	1,000.00	1,014.87	2.05	10.41
Class I	1,000.00	1,082.00	1.06	5.56	1,000.00	1,019.86	1.06	5.40
Class W	1,000.00	1,081.60	1.05	5.51	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Mutual Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Real Estate Fund and Voya International Real Estate Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
December 20, 2019

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2019

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$477,005,309	$60,160,455
Short-term investments at fair value**	3,169,539	734,159
Foreign currencies at value***	—	66
Receivables:
Investment securities and currencies sold	6,456,941	1,979,486
Fund shares sold	71,812	106
Dividends	831,455	255,434
Foreign tax reclaims	510,597	185,012
Unrealized appreciation on forward foreign currency contracts	—	111
Prepaid expenses	54,283	11,538
Reimbursement due from manager	131,981	13,697
Other assets	118,491	19,410
Total assets	488,350,408	63,359,474
LIABILITIES:
Payable for investment securities and currencies purchased	7,321,113	2,071,248
Payable for fund shares redeemed	819,523	280,468
Unrealized depreciation on forward foreign currency contracts	94	—
Payable for investment management fees	360,773	48,451
Payable for distribution and shareholder service fees	63,274	6,291
Payable to trustees under the deferred compensation plan (Note 6)	118,491	19,410
Payable for trustee fees	3,305	401
Other accrued expenses and liabilities	1,420,369	165,866
Total liabilities	10,106,942	2,592,135
NET ASSETS	$478,243,466	$60,767,339
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$310,925,352	$48,211,971
Total distributable earnings	167,318,114	12,555,368
NET ASSETS	$478,243,466	$60,767,339

* Cost of investments in securities	$351,663,823	$48,350,960
** Cost of short-term investments	$3,169,539	$734,159
*** Cost of foreign currencies	$—	$110

See Accompanying Notes to Financial Statements

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2019 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$138,028,466		$10,992,028
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	8,315,268		1,218,475
Net asset value and redemption price per share†	$16.60		$9.02
Maximum offering price per share (5.75%)(1)	$17.61		$9.57
Class C
Net assets	$38,898,762		$4,470,193
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	2,950,895		497,444
Net asset value and redemption price per share†	$13.18		$8.99
Class I
Net assets	$225,618,540		$38,732,879
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	13,613,534		4,300,518
Net asset value and redemption price per share	$16.57		$9.01
Class O
Net assets	$346,955	$	n/a
Shares authorized	unlimited		n/a
Par value	$—	$	n/a
Shares outstanding	20,827		n/a
Net asset value and redemption price per share	$16.66	$	n/a
Class R
Net assets	$1,597,626	$	n/a
Shares authorized	unlimited		n/a
Par value	$—	$	n/a
Shares outstanding	96,756		n/a
Net asset value and redemption price per share	$16.51	$	n/a
Class R6
Net assets	$15,772,605	$	n/a
Shares authorized	unlimited		n/a
Par value	$—	$	n/a
Shares outstanding	952,128		n/a
Net asset value and redemption price per share	$16.57	$	n/a
Class W
Net assets	$57,980,512		$6,572,239
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	3,487,904		726,347
Net asset value and redemption price per share	$16.62		$9.05

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2019

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$19,109,158	$2,406,744
Securities lending income, net	5,369	—
Total investment income	19,114,527	2,406,744
EXPENSES:
Investment management fees	5,721,704	755,456
Distribution and shareholder service fees:
Class A	341,617	26,403
Class C	501,677	58,475
Class O	887	—
Class R	8,374	—
Transfer agent fees:
Class A	309,028	13,924
Class C	113,455	7,690
Class I	866,837	27,295
Class O	802	—
Class R	3,789	—
Class R6	358	—
Class W	189,389	11,122
Shareholder reporting expense	235,058	10,555
Registration fees	143,210	64,150
Professional fees	142,335	23,431
Custody and accounting expense	423,547	137,302
Trustee fees	26,443	3,216
Miscellaneous expense	122,898	22,923
Interest expense	50,080	4,679
Total expenses	9,201,488	1,166,621
Waived and reimbursed fees	(1,510,054)	(234,858)
Brokerage commission recapture	(15,838)	—
Net expenses	7,675,596	931,763
Net investment income	11,438,931	1,474,981
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	137,160,349	9,067,795
Forward foreign currency contracts	(217,948)	(57,891)
Foreign currency related transactions	59,283	32,173
Net realized gain	137,001,684	9,042,077
Net change in unrealized appreciation (depreciation) on:
Investments	(7,215,375)	5,344,933
Forward foreign currency contracts	(3,128)	91
Foreign currency related transactions	(87)	1,272
Net change in unrealized appreciation (depreciation)	(7,218,590)	5,346,296
Net realized and unrealized gain	129,783,094	14,388,373
Increase in net assets resulting from operations	$141,222,025	$15,863,354

* Foreign taxes withheld	$802,972	$228,115

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$11,438,931	$30,142,427	$1,474,981	$3,170,327
Net realized gain	137,001,684	277,587,730	9,042,077	36,345,349
Net change in unrealized appreciation (depreciation)	(7,218,590)	(319,860,099)	5,346,296	(36,714,397)
Increase (decrease) in net assets resulting from operations	141,222,025	(12,129,942)	15,863,354	2,801,279
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(19,255,700)	(41,317,874)	(436,532)	(1,710,995)
Class C	(9,511,548)	(18,806,844)	(199,874)	(440,987)
Class I	(77,419,158)	(206,750,003)	(2,488,735)	(10,822,927)
Class O	(45,243)	(1,960,518)	—	—
Class P3(1)	—	(8,161)	—	—
Class R	(226,020)	(419,537)	—	—
Class R6	(3,304,272)	(6,796,219)	—	—
Class W	(18,369,445)	(40,015,314)	(395,761)	(747,060)
Total distributions	(128,131,386)	(316,074,470)	(3,520,902)	(13,721,969)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,400,113	329,153,368	10,105,259	35,448,083
Reinvestment of distributions	121,540,246	293,235,884	2,432,201	6,830,221
	196,940,359	622,389,252	12,537,460	42,278,304
Cost of shares redeemed	(805,579,953)	(1,181,516,398)	(64,186,994)	(168,532,367)
Net decrease in net assets resulting from capital share transactions	(608,639,594)	(559,127,146)	(51,649,534)	(126,254,063)
Net decrease in net assets	(595,548,955)	(887,331,558)	(39,307,082)	(137,174,753)
NET ASSETS:
Beginning of year or period	1,073,792,421	1,961,123,979	100,074,421	237,249,174
End of year or period	$478,243,466	$1,073,792,421	$60,767,339	$100,074,421

(1)	Class P3 shares were fully redeemed September 4, 2018.

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-19	15.76	0.26	•	2.80	3.06	0.33	1.89	—	2.22	—	16.60	21.88		1.52	1.28	1.28	1.66	138,028	71
10-31-18	19.42	0.31	•	(0.66)	(0.35)	0.78	2.53	—	3.31	—	15.76	(2.86)		1.37	1.31	1.31	1.78	145,760	107
10-31-17	19.27	0.26	•	0.60	0.86	0.66	0.05	—	0.71	—	19.42	4.59		1.34	1.34	1.34	1.35	276,144	83
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)		1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11		1.26	1.26	1.26	1.13	877,431	42
Class C
10-31-19	12.96	0.12	•	2.23	2.35	0.24	1.89	—	2.13	—	13.18	20.93		2.27	2.03	2.03	0.93	38,899	71
10-31-18	16.55	0.14	•	(0.52)	(0.38)	0.68	2.53	—	3.21	—	12.96	(3.59)		2.12	2.06	2.06	1.00	62,772	107
10-31-17	16.53	0.09	•	0.53	0.62	0.55	0.05	—	0.60	—	16.55	3.85		2.09	2.09	2.09	0.54	101,243	83
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)		2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)		2.01	2.01	2.01	0.34	184,435	42
Class I
10-31-19	15.74	0.28	•	2.81	3.09	0.37	1.89	—	2.26	—	16.57	22.12		1.27	1.04	1.04	1.83	225,619	71
10-31-18	19.40	0.35	•	(0.65)	(0.30)	0.83	2.53	—	3.36	—	15.74	(2.59)		1.08	1.05	1.05	2.03	695,447	107
10-31-17	19.26	0.30	•	0.62	0.92	0.73	0.05	—	0.78	—	19.40	4.90		1.05	1.05	1.05	1.58	1,266,207	83
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)		1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41		0.99	0.99	0.99	1.39	2,665,641	42
Class O
10-31-19	15.73	0.26	•	2.81	3.07	0.25	1.89	—	2.14	—	16.66	21.86		1.52	1.28	1.28	1.69	347	71
10-31-18	19.41	0.31	•	(0.68)	(0.37)	0.78	2.53	—	3.31	—	15.73	(2.95)		1.37	1.31	1.31	1.83	327	107
10-31-17	19.26	0.26		0.61	0.87	0.67	0.05	—	0.72	—	19.41	4.65		1.34	1.34	1.34	1.26	11,274	83
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)		1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12		1.26	1.26	1.26	1.08	12,976	42
Class R
10-31-19	15.69	0.22	•	2.78	3.00	0.29	1.89	—	2.18	—	16.51	21.54		1.77	1.53	1.53	1.43	1,598	71
10-31-18	19.35	0.26	•	(0.65)	(0.39)	0.74	2.53	—	3.27	—	15.69	(3.10)		1.62	1.56	1.56	1.50	1,656	107
10-31-17	19.21	0.19	•	0.62	0.81	0.62	0.05	—	0.67	—	19.35	4.34		1.59	1.59	1.59	1.01	2,654	83
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)		1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)		1.51	1.51	1.51	0.72	2,231	42
Class R6
10-31-19	15.74	0.31	•	2.79	3.10	0.38	1.89	—	2.27	—	16.57	22.22		1.04	0.98	0.98	2.00	15,773	71
10-31-18	19.40	0.38	•	(0.66)	(0.28)	0.85	2.53	—	3.38	—	15.74	(2.45)		0.92	0.92	0.92	2.22	24,339	107
10-31-17	19.26	0.34	•	0.61	0.95	0.76	0.05	—	0.81	—	19.40	5.08		0.89	0.89	0.89	1.75	47,605	83
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)		0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53		0.87	0.87	0.87	1.45	105,257	42
Class W
10-31-19	15.78	0.28	•	2.82	3.10	0.37	1.89	—	2.26	—	16.62	22.14		1.27	1.03	1.03	1.82	57,981	71
10-31-18	19.44	0.35	•	(0.66)	(0.31)	0.82	2.53	—	3.35	—	15.78	(2.59)		1.12	1.06	1.06	2.02	143,491	107
10-31-17	19.30	0.29	•	0.62	0.91	0.72	0.05	—	0.77	—	19.44	4.85		1.09	1.09	1.09	1.52	255,997	83
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)		1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38		1.01	1.01	1.01	1.35	324,820	42
Voya International Real Estate Fund
Class A
10-31-19	7.73	0.15		1.49	1.64	0.35	—	—	0.35	—	9.02	21.83		1.65	1.30	1.30	1.71	10,992	77
10-31-18	8.52	0.15	•	(0.39)	(0.24)	0.55	—	—	0.55	—	7.73	(3.33)		1.64	1.47	1.47	1.77	10,389	118
10-31-17	8.56	0.16	•	0.57	0.73	0.77	—	—	0.77	—	8.52	9.50		1.55	1.46	1.46	1.92	38,715	106
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund (continued)
Class C
10-31-19	7.69	0.08		1.49	1.57	0.27	—	—	0.27	—	8.99	20.96		2.40	2.05	2.05	0.97	4,470	77
10-31-18	8.49	0.09	•	(0.39)	(0.30)	0.50	—	—	0.50	—	7.69	(4.06)		2.39	2.22	2.22	1.09	6,322	118
10-31-17	8.53	0.09	•	0.57	0.66	0.70	—	—	0.70	—	8.49	8.69		2.30	2.21	2.21	1.14	7,827	106
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
Class I
10-31-19	7.72	0.16	•	1.50	1.66	0.37	—	—	0.37	—	9.01	22.21		1.32	1.06	1.06	1.93	38,733	77
10-31-18	8.52	0.17	•	(0.38)	(0.21)	0.59	—	—	0.59	—	7.72	(3.05)		1.38	1.22	1.22	1.97	72,064	118
10-31-17	8.57	0.18	•	0.56	0.74	0.79	—	—	0.79	—	8.52	9.68		1.21	1.21	1.21	2.14	179,501	106
10-31-16	8.89	0.16		(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
Class W
10-31-19	7.76	0.16	•	1.50	1.66	0.37	—	—	0.37	—	9.05	22.09		1.40	1.05	1.05	1.93	6,572	77
10-31-18	8.56	0.19	•	(0.40)	(0.21)	0.59	—	—	0.59	—	7.76	(3.00)		1.39	1.22	1.22	2.23	11,299	118
10-31-17	8.60	0.18	•	0.57	0.75	0.79	—	—	0.79	—	8.56	9.77		1.30	1.21	1.21	2.16	11,206	106
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya International Real Estate Fund would have been (2.03)%, (2.86)%, (1.71)% and (1.77)% for Classes A, C, I and W, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust. On December 6, 2019, International Real Estate liquidated.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Real Estate were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the year. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience years of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2019, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2019, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect any non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables within the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at October 31, 2019.

	Buy	Sell
Global Real Estate	$790,867	$2,361,224
International Real Estate	473,904	235,662

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$472,823,683	$1,198,616,102
International Real Estate	61,153,041	114,370,241

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% thereafter
International Real Estate(1)	0.90% on the first $250 million; 0.80% on the next $250 million; and 0.70% thereafter

(1)	Prior to January 1, 2019, the management fee was 1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% thereafter.

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
(continued)

and Class C shares. For the year ended October 31, 2019, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$3,437	$—
International Real Estate	271	—
Contingent Deferred Sales Charges:
Global Real Estate	$1,874	$1,186
International Real Estate	—	597

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2019, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expense	Amount
Global Real Estate	Transfer Agent	$901,286

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC have agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.30%	2.05%	1.05%	1.30%	1.55%	1.00%	1.05%
International Real Estate(1)	1.30%	2.05%	1.05%	N/A	N/A	N/A	1.05%

(1)	Prior to January 1, 2019, the expense limits for International Real Estate were 1.50%, 2.25%, 1.25%, and 1.25% for Class A, Class C, Class I, and Class W shares, respectively.

Pursuant to a side letter agreement through at least March 1, 2021 for Global Real Estate and at least March 1, 2020 for International Real Estate, the Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC have further lowered the expense limits for the following funds. If the Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC elect not to renew the side letter agreements, the expense limits will revert to the limits listed in the table above. Termination or modification of these obligations requires approval by the Board.

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)(2)	1.26%	2.01%	1.01%	1.26%	1.51%	0.96%	1.01%
International Real Estate(1)(3)	1.25%	2.00%	1.00%	N/A	N/A	N/A	1.00%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Side letter expense limits were implemented on January 1, 2019.
(3)	Prior to January 1, 2019, the side letter expense limits were 1.45%, 2.20%, 1.20% and 1.20% for Class A, Class C, Class I, and Class W shares, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2019 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:

	October 31,
	2020	2021	2022	Total
Global Real Estate	$—	$—	$398,267	$398,267

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2019, are as follows:

	October 31,
	2020	2021	2022	Total
Global Real Estate
Class A	$—	$110,107	$235,336	$345,443
Class C	—	47,613	85,927	133,540
Class I	—	238,901	641,611	880,512
Class R	—	1,258	2,893	4,151
Class O	—	5,670	615	6,285
Class W	—	112,123	141,582	253,705

The expense limitation agreements are contractual through March 1, 2020 (except for Global Real Estate, which is through March 1, 2021) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the year ended October 31, 2019 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	107	$5,008,664	3.36%
International Real Estate	21	1,017,857	3.33

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2019	1,366,643	—	1,248,516	(3,546,552)	—	(931,393)	21,165,352	—	18,069,182	(54,645,834)	—	(15,411,300)
10/31/2018	1,635,967	—	2,188,186	(8,797,249)	—	(4,973,096)	27,338,055	—	38,288,884	(153,982,191)	—	(88,355,252)
Class C
10/31/2019	176,736	—	727,936	(2,796,546)	—	(1,891,874)	2,111,032	—	8,382,503	(34,255,946)	—	(23,762,411)
10/31/2018	218,380	—	1,104,086	(2,598,379)	—	(1,275,913)	3,163,592	—	16,018,403	(37,097,770)	—	(17,915,775)
Class I
10/31/2019	2,730,340	—	5,095,234	(38,393,776)	—	(30,568,202)	40,661,981	—	73,241,463	(588,253,587)	—	(474,350,143)
10/31/2018	12,061,186	—	11,008,546	(44,154,211)	—	(21,084,479)	211,467,282	—	192,191,836	(761,069,674)	—	(357,410,556)
Class O
10/31/2019	33	—	3,021	(3,014)	—	40	520	—	43,796	(48,978)	—	(4,662)
10/31/2018	114,975	—	3,429	(678,616)	—	(560,212)	1,996,255	—	59,807	(10,705,938)	—	(8,649,876)

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Real Estate (continued)
Class P3(1)
10/31/2019	—	—	—	—	—	—	—	—	—	—	—	—
6/1/2018(2)– 10/31/2018	65,459	—	491	(65,950)	—	—	1,092,967	—	8,161	(1,112,692)	—	(11,564)
Class R
10/31/2019	22,945	—	11,226	(42,967)	—	(8,796)	346,246	—	161,406	(669,177)	—	(161,525)
10/31/2018	26,535	—	18,997	(77,152)	—	(31,620)	452,512	—	330,837	(1,322,103)	—	(538,754)
Class R6
10/31/2019	163,441	—	229,000	(986,921)	—	(594,480)	2,478,668	—	3,304,253	(15,136,504)	—	(9,353,583)
10/31/2018	2,404,738	—	389,577	(3,701,475)	—	(907,160)	42,644,384	—	6,795,432	(65,449,643)	—	(16,009,827)
Class W
10/31/2019	582,668	—	1,272,165	(7,459,093)	—	(5,604,260)	8,636,314	—	18,337,643	(112,569,927)	—	(85,595,970)
10/31/2018	2,378,175	—	2,259,702	(8,712,631)	—	(4,074,754)	40,998,321	—	39,542,524	(150,776,387)	—	(70,235,542)
International Real Estate
Class A
10/31/2019	225,303	—	48,557	(398,797)	—	(124,937)	1,919,622	—	388,082	(3,325,170)	—	(1,017,466)
10/31/2018	169,489	—	189,438	(3,559,592)	—	(3,200,665)	1,454,683	—	1,619,137	(30,525,133)	—	(27,451,313)
Class C
10/31/2019	67,998	—	24,114	(416,646)	—	(324,534)	535,831	—	188,947	(3,507,835)	—	(2,783,057)
10/31/2018	125,734	—	48,247	(274,366)	—	(100,385)	1,101,122	—	410,253	(2,345,390)	—	(834,015)
Class I
10/31/2019	922,753	—	184,127	(6,135,755)	—	(5,028,875)	7,578,552	—	1,468,199	(50,886,848)	—	(41,840,097)
10/31/2018	2,849,958	—	478,736	(15,055,766)	—	(11,727,072)	24,428,809	—	4,072,067	(127,743,359)	—	(99,242,483)
Class W
10/31/2019	9,190	—	48,515	(787,653)	—	(729,948)	71,254	—	386,973	(6,467,141)	—	(6,008,914)
10/31/2018	983,629	—	85,508	(921,764)	—	147,373	8,463,469	—	728,764	(7,918,485)	—	1,273,748

(1)	Class P3 shares were fully redeemed September 4, 2018
(2)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At October 31, 2019, the Funds had no securities on loan.

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2019:

	Paid-in Capital	Distributable Earnings
Global Real Estate(1)	$42,506,646	$(42,506,646)
International Real Estate	(6,603,936)	6,603,936

(1)	Amount includes equalization and PFIC adjustments for the Fund’s tax year ended December 31, 2018 and for the period January 1, 2019 through October 31, 2019.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Global Real Estate has a tax year-end of December 31. The amounts shown below are estimated as of October 31, 2019.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2019			Year Ended October 31, 2018*
	Ordinary Income	Long-term Capital Gain		Ordinary Income	Long-term Capital Gain
Global Real Estate	$17,752,422	$153,625,522	(1)	$72,172,905	$303,374,813	(2)
International Real Estate	3,520,902	—		13,721,969	—

*	Amounts for Global Real Estate were estimated as of October 31, 2018.
(1)	$43,246,558 related to equalization accounting.
(2)	$59,473,248 related to equalization accounting.

The tax-basis components of distributable earnings for federal income tax purposes as of October 31, 2019 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Global Real Estate	$18,008,261	$64,159,000	$85,331,363
International Real Estate	7,084,772	—	5,529,501

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018 and interim periods within those annual periods. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. As of October 31, 2019, the Funds are currently evaluating the impact of these changes on the financial statements.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

26

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

NOTE 13 — Other Accounting
Pronouncements (continued)

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.

NOTE 14 — AUDITOR CHANGE

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds, upon completion of the audit for the fiscal year ended October 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Funds’ financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2019 and October 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2020. During the Funds’ fiscal years ended October 31, 2019 and October 31, 2018, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2019, the following Fund paid distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Global Real Estate
All Classes	LTCG	$2.3682	December 17, 2019	December 13, 2019

LTCG—Long-term capital gain

Class Conversion: On May 23, 2019, the Board approved the conversion for Global Real Estate’s Class O shares to Class A shares. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares Global Real Estate will be converted to Class A shares.

On May 23, 2019, the Board approved the conversion for both Funds’ Class C shares to Class A shares of the same Fund. Beginning on or about January 2, 2020, all outstanding Class C shares of Global Real Estate will automatically convert to Class A shares of Global Real Estate after they have been held for a ten-year holding period.

Fund Liquidation: On September 12, 2019, the Board approved a proposal to liquidate International Real Estate Fund on or about December 6, 2019. On December 6, 2019, International Real Estate liquidated.

Reorganization: On September 12, 2019, the Board approved a proposal to reorganize Global Real Estate (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Real Estate Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020. The Reorganization is also contingent upon the closing of the reorganization of Voya Real Estate Fund, a series of Voya Equity Trust, which is not included within this book, with and into MainStay CBRE Real Estate Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		Australia: 3.9%
388,941		Goodman Group	$3,861,904	0.8
4,025,466		Mirvac Group	8,919,957	1.9
1,485,637		Other Securities	5,652,066	1.2
			18,433,927	3.9

		Belgium: 0.9%
57,333	(1)	Other Securities	4,330,203	0.9

		Canada: 2.1%
178,287		Canadian Apartment Properties REIT	7,423,323	1.6
233,275		Other Securities	2,610,640	0.5
			10,033,963	2.1

		Finland: 0.3%
91,911	(1)	Other Securities	1,547,876	0.3

		France: 2.1%
47,083		Unibail-Rodamco-Westfield	7,280,741	1.5
27,791	(1)	Other Securities	2,721,387	0.6
			10,002,128	2.1

		Germany: 3.4%
123,847		Vonovia SE	6,595,455	1.4
382,320	(1)	Other Securities	9,904,267	2.0
			16,499,722	3.4

		Hong Kong: 6.7%
1,472,245		Link REIT	16,034,813	3.3
3,211,000		New World Development Ltd.	4,593,132	1.0
4,220,000		Sino Land Co.	6,308,340	1.3
586,100		Wheelock & Co., Ltd.	3,624,796	0.8
520,500		Other Securities	1,683,122	0.3
			32,244,203	6.7

		Ireland: 0.4%
1,132,889		Other Securities	1,781,550	0.4

		Japan: 12.2%
107,400		Aeon Mall Co., Ltd.	1,718,296	0.4
2,118		AEON REIT Investment Corp.	3,047,849	0.6
7,109		GLP J-Reit	9,268,888	2.0
2,582		LaSalle Logiport REIT	3,843,636	0.8
229,600		Mitsubishi Estate Co., Ltd.	4,457,772	0.9
369,781		Mitsui Fudosan Co., Ltd.	9,460,048	2.0
2,574		Mori Hills REIT Investment Corp.	4,254,247	0.9
4,056		Orix JREIT, Inc.	9,171,099	1.9
363,617		Other Securities	12,980,155	2.7
			58,201,990	12.2
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Luxembourg: 0.6%
127,707	(1)	Other Securities	$2,989,795	0.6

		Norway: 0.5%
170,392	(3)	Entra ASA	2,551,650	0.5

		Singapore: 2.3%
2,679,500		CapitaLand Ltd.	7,082,516	1.5
3,033,695		Mapletree Logistics Trust	3,744,507	0.8
			10,827,023	2.3

		Spain: 0.9%
279,536		Merlin Properties Socimi SA	4,115,001	0.9

		Sweden: 2.5%
235,318		Castellum AB	4,808,876	1.0
304,361		Fabege AB	4,545,467	0.9
233,939	(1)	Other Securities	2,743,797	0.6
			12,098,140	2.5

		United Kingdom: 5.0%
743,565		Segro PLC	8,134,106	1.7
1,228,407	(3)	Tritax EuroBox PLC	1,479,836	0.3
323,397		Unite Group PLC	4,710,187	1.0
644,496		Other Securities	9,827,680	2.0
			24,151,809	5.0

		United States: 55.9%
62,258		Alexandria Real Estate Equities, Inc.	9,883,457	2.1
77,065		American Campus Communities, Inc.	3,851,709	0.8
238,993		Brandywine Realty Trust	3,651,813	0.8
345,490		Brixmor Property Group, Inc.	7,607,690	1.6
72,828		Camden Property Trust	8,329,338	1.7
162,622		Cousins Properties, Inc.	6,526,021	1.4
51,934		Crown Castle International Corp.	7,207,920	1.5
177,194		CubeSmart	5,617,050	1.2
115,814		CyrusOne, Inc.	8,255,222	1.7
113,561		Douglas Emmett, Inc.	4,919,463	1.0
13,168		Equinix, Inc.	7,463,359	1.6
177,065		Equity Residential	15,698,583	3.3
31,956		Essex Property Trust, Inc.	10,453,766	2.2
57,653		Extra Space Storage, Inc.	6,472,702	1.4
294,716		HCP, Inc.	11,087,216	2.3
245,664		Healthcare Trust of America, Inc.	7,615,584	1.6
275,545		Host Hotels & Resorts, Inc.	4,516,183	0.9
176,665		Hudson Pacific Properties, Inc.	6,345,807	1.3
445,216		Invitation Homes, Inc.	13,708,201	2.9
68,553		Liberty Property Trust	4,049,426	0.8

See Accompanying Notes to Financial Statements

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
125,821		MGM Growth Properties LLC	$3,926,873	0.8
171,513		Piedmont Office Realty Trust, Inc.	3,848,752	0.8
277,040		ProLogis, Inc.	24,313,030	5.1
98,934		Simon Property Group, Inc.	14,907,375	3.1
216,912		STORE Capital Corp.	8,784,936	1.8
1,270,166		VEREIT, Inc.	12,498,433	2.6
355,873		VICI Properties, Inc.	8,380,809	1.8
173,550		Welltower, Inc.	15,739,250	3.3
787,516		Other Securities	21,536,361	4.5
			267,196,329	55.9
		Total Common Stock (Cost $351,663,823)	477,005,309	99.7

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
3,169,539	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $3,169,539)	3,169,539	0.7
		Total Short-Term Investments (Cost $3,169,539)	3,169,539	0.7
		Total Investments in Securities (Cost $354,833,362)	$480,174,848	100.4
		Liabilities in Excess of Other Assets	(1,931,382)	(0.4)
		Net Assets	$478,243,466	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	The grouping contains non-income producing securities.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of October 31, 2019.

REIT Diversification	Percentage of Net Assets
Residential REITs	13.6%
Retail REITs	13.4
Office REITs	13.0
Industrial REITs	12.4
Specialized REITs	10.9
Diversified REITs	9.8
Diversified Real Estate Activities	7.9
Health Care REITs	7.2
Real Estate Operating Companies	7.0
Hotel & Resort REITs	2.5
Real Estate Development	1.3
Health Care Facilities	0.5
Hotels, Resorts & Cruise Lines	0.2
Assets in Excess of Other Liabilities*	0.3
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

29

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$1,128,306	$17,305,621	$—	$18,433,927
Belgium	4,330,203	—	—	4,330,203
Canada	10,033,963	—	—	10,033,963
Finland	1,547,876	—	—	1,547,876
France	10,002,128	—	—	10,002,128
Germany	3,541,281	12,958,441	—	16,499,722
Hong Kong	—	32,244,203	—	32,244,203
Ireland	1,781,550	—	—	1,781,550
Japan	14,176,909	44,025,081	—	58,201,990
Luxembourg	—	2,989,795	—	2,989,795
Norway	—	2,551,650	—	2,551,650
Singapore	—	10,827,023	—	10,827,023
Spain	—	4,115,001	—	4,115,001
Sweden	—	12,098,140	—	12,098,140
United Kingdom	6,824,332	17,327,477	—	24,151,809
United States	267,196,329	—	—	267,196,329
Total Common Stock	320,562,877	156,442,432	—	477,005,309
Short-Term Investments	3,169,539	—	—	3,169,539
Total Investments, at fair value	$323,732,416	$156,442,432	$—	$480,174,848
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(94)	$—	$(94)
Total Liabilities	$—	$(94)	$—	$(94)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 61,086	JPY 6,606,502	Brown Brothers Harriman & Co.	11/05/19	$(94)
				$(94)

Currency Abbreviations
JPY — Japanese Yen
USD — United States Dollar

See Accompanying Notes to Financial Statements

30

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$94
Total Liability Derivatives		$94

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(217,948)
Total	$(217,948)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(3,128)
Total	$(3,128)

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $394,825,036.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$99,420,973
Gross Unrealized Depreciation	(14,089,610)
Net Unrealized Appreciation	$85,331,363

See Accompanying Notes to Financial Statements

31

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Australia: 9.1%
224,658		Abacus Property Group	$603,963	1.0
388,627		Centuria Capital Group	586,633	1.0
692,268		Ingenia Communities Group	2,099,749	3.5
996,650		Mirvac Group	2,208,459	3.6
			5,498,804	9.1

		Austria: 0.4%
6,605	(1)	Other Securities	254,510	0.4

		Belgium: 0.9%
12,374	(1)	Other Securities	569,759	0.9

		Canada: 5.2%
91,100		Chartwell Retirement Residences	1,019,523	1.7
44,913		SmartCentres Real Estate Investment Trust	1,085,742	1.8
52,700		Other Securities	1,063,036	1.7
			3,168,301	5.2

		Finland: 1.0%
36,798		Kojamo Oyj	619,716	1.0

		France: 4.7%
3,476		Covivio	393,655	0.6
3,508		Gecina S.A.	602,215	1.0
12,091		Unibail-Rodamco-Westfield	1,869,707	3.1
			2,865,577	4.7

		Germany: 9.9%
46,030	(2)	Alstria Office REIT-AG	862,466	1.4
82,521		Aroundtown SA	697,516	1.1
18,811		Deutsche Wohnen SE	709,220	1.2
17,817		TAG Immobilien AG	432,984	0.7
15,764		TLG Immobilien AG	461,516	0.8
41,584		Vonovia SE	2,214,550	3.6
12,581	(1)	Other Securities	650,713	1.1
			6,028,965	9.9

		Hong Kong: 14.3%
351,570		Link REIT	3,829,090	6.3
1,378,000		New World Development Ltd.	1,971,142	3.3
1,072,000		Sino Land Co.	1,602,498	2.6
159,000		Wheelock & Co., Ltd.	983,352	1.6
100,500		Other Securities	324,983	0.5
			8,711,065	14.3

		Ireland: 0.6%
236,626		Other Securities	372,112	0.6

		Japan: 27.1%
19,300		Aeon Mall Co., Ltd.	308,781	0.5
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
547		AEON REIT Investment Corp.	$787,145	1.3
1,765		GLP J-Reit	2,301,250	3.8
427		Kenedix Retail REIT Corp.	1,176,731	1.9
221		Kenedix Residential Next Investment Corp.	455,343	0.8
625		LaSalle Logiport REIT	930,392	1.5
88,800		Mitsubishi Estate Co., Ltd.	1,724,086	2.8
126,856		Mitsui Fudosan Co., Ltd.	3,245,337	5.3
534		Mori Hills REIT Investment Corp.	882,583	1.5
898		Orix JREIT, Inc.	2,030,485	3.4
1,501		Sankei Real Estate, Inc.	1,747,831	2.9
35,600		Tokyo Tatemono Co., Ltd.	506,499	0.8
15,200		Other Securities	360,231	0.6
			16,456,694	27.1

		Luxembourg: 1.1%
26,981	(2)	Grand City Properties SA	631,662	1.1

		Netherlands: 0.6%
8,280	(1)	Other Securities	378,160	0.6

		Norway: 1.2%
49,960	(3)	Entra ASA	748,160	1.2

		Singapore: 5.3%
914,400		CapitaRetail China Trust	1,021,053	1.7
188,400		City Developments Ltd.	1,491,977	2.5
557,900		Mapletree Logistics Trust	688,619	1.1
			3,201,649	5.3

		Spain: 1.8%
48,288		Inmobiliaria Colonial Socimi SA	623,994	1.0
30,925		Merlin Properties Socimi SA	455,241	0.8
			1,079,235	1.8

		Sweden: 4.1%
35,757		Castellum AB	730,717	1.2
44,084		Fabege AB	658,371	1.1
23,037		Pandox AB	461,001	0.8
28,226		Wihlborgs Fastigheter AB	427,067	0.7
12,375	(1)	Other Securities	207,085	0.3
			2,484,241	4.1

		Switzerland: 1.0%
5,649		Swiss Prime Site AG	582,253	1.0

		United Kingdom: 10.3%
60,016		Big Yellow Group PLC	888,224	1.5
138,778		Grainger PLC	461,640	0.8

See Accompanying Notes to Financial Statements

32

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
61,909		Land Securities Group PLC	$754,086	1.2
44,122		Safestore Holdings PLC	400,361	0.7
88,849		Segro PLC	971,949	1.6
188,743	(3)	Tritax EuroBox PLC	227,375	0.4
88,215		Unite Group PLC	1,284,827	2.1
38,736		Workspace Group PLC	509,295	0.8
382,302	(1)	Other Securities	756,631	1.2
			6,254,388	10.3
		Total Common Stock (Cost $48,093,823)	59,905,251	98.6

RIGHTS: —%
		Australia: —%
74,046	(2),(4)	Ingenia Communities Group	—	—
		Total Rights (Cost $—)	—	—

CLOSED-END FUNDS: 0.4%
		United Kingdom: 0.4%
212,209		Other Securities	255,204	0.4
		Total Closed-End Funds (Cost $257,137)	255,204	0.4
		Total Long-Term Investments (Cost $48,350,960)	60,160,455	99.0

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
734,159	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $734,159)	734,159	1.2
		Total Short-Term Investments (Cost $734,159)	734,159	1.2
		Total Investments in Securities (Cost $49,085,119)	$60,894,614	100.2
		Liabilities in Excess of Other Assets	(127,275)	(0.2)
		Net Assets	$60,767,339	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	The grouping contains non-income producing securities.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Rate shown is the 7-day yield as of October 31, 2019.

REIT Diversification	Percentage of Net Assets
Real Estate Operating Companies	19.4%
Diversified Real Estate Activities	17.3
Retail REITs	16.1
Office REITs	12.8
Industrial REITs	8.8
Diversified REITs	8.4
Residential REITs	7.6
Real Estate Development	2.6
Specialized REITs	2.2
Health Care Facilities	1.7
Asset Management & Custody Banks	1.0
Hotels, Resorts & Cruise Lines	0.7
Health Care REITs	0.4
Assets in Excess of Other Liabilities*	1.0
Net Assets	100.0%

*Includes short-term investments.

See Accompanying Notes to Financial Statements

33

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$2,099,749	$3,399,055	$—	$5,498,804
Austria	—	254,510	—	254,510
Belgium	569,759	—	—	569,759
Canada	3,168,301	—	—	3,168,301
Finland	619,716	—	—	619,716
France	1,869,707	995,870	—	2,865,577
Germany	1,323,982	4,704,983	—	6,028,965
Hong Kong	—	8,711,065	—	8,711,065
Ireland	372,112	—	—	372,112
Japan	4,720,469	11,736,225	—	16,456,694
Luxembourg	—	631,662	—	631,662
Netherlands	378,160	—	—	378,160
Norway	—	748,160	—	748,160
Singapore	—	3,201,649	—	3,201,649
Spain	—	1,079,235	—	1,079,235
Sweden	—	2,484,241	—	2,484,241
Switzerland	—	582,253	—	582,253
United Kingdom	2,046,898	4,207,490	—	6,254,388
Total Common Stock	17,168,853	42,736,398	—	59,905,251
Rights	—	—	—	—
Closed-End Funds	—	255,204	—	255,204
Short-Term Investments	734,159	—	—	734,159
Total Investments, at fair value	$17,903,012	$42,991,602	$—	$60,894,614
Other Financial Instruments+
Forward Foreign Currency Contracts	—	111	—	111
Total Assets	$17,903,012	$42,991,713	$—	$60,894,725

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2019, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 7,802,059	USD 72,141	Brown Brothers Harriman & Co.	11/05/19	$111
				$111

Currency Abbreviations

JPY — Japanese Yen

USD — United States Dollar

See Accompanying Notes to Financial Statements

34

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2019 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$111
Total Asset Derivatives		$111

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended Ocotber 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(57,891)
Total	$(57,891)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$91
Total	$91

At October 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $55,357,035.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,546,384
Gross Unrealized Depreciation	(1,016,883)
Net Unrealized Appreciation	$5,529,501

See Accompanying Notes to Financial Statements

35

TAX INFORMATION (UNAUDITED)

Final character of distributions for Voya Global Real Estate Fund will be determined after the Fund’s tax year-end of December 31, 2019. Character of distributions paid during the tax year ended December 31, 2018 was as follows:

Class	Type	Per Share Amount
Class A	NII	$0.5570
Class C	NII	$0.4631
Class I	NII	$0.5990
Class O	NII	$0.4777
Class P3	NII	$0.0846
Class	Type	Per Share Amount
Class R	NII	$0.5186
Class R6	NII	$0.6208
Class W	NII	$0.6006
Class P3	LTCG	$0.0567
All Classes, except Class P3	LTCG	$1.8897

NII — Net investment income

LTCG — Long-term capital gain

Dividends and distributions paid by Voya International Real Estate Fund during the year ended October 31, 2019 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.3481
Class C	NII	$0.2707
Class	Type	Per Share Amount
Class I	NII	$0.3722
Class W	NII	$0.3720

NII — Net investment income

For the year ended October 31, 2019, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	28.48%
International Real Estate	20.02%

(1)	As of Fund’s tax year ended December 31, 2018.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Global Real Estate(1)	$115,224,631

(1)	As of Fund’s tax year ended December 31, 2018.

Global Real Estate also designates as long-term capital gain distributions the following amounts of equalization:

Ten Months Ended October 31, 2019	Tax Year Ended December 31, 2018
$ 33,920,229	$34,799,577

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International Real Estate	$102,214	$0.0151	26.96%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014– Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013–Present	Retired.	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001– Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	146	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	February 2002–Present	Retired.	146	None.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017– Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004– August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018– Present); Voya Investments Distributor, LLC (April 2018– Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2019.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014– Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003– September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003– Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003– Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015– Present) and Voya Funds Services, LLC (March 2006–Present).

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012– Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004– Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997– Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007– Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015– Present). Formerly, Vice President– Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Managing Director and Head of IM Legal (October 2019–Present). Formerly, Managing Director and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2019–October 2019); Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010– February 2019).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

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Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	166212	(122019)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $410,315 for the year ended October 31, 2019 and $438,215 for the year ended October 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2019 and $43,200 for the year ended October 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $156,592 for the year ended October 31, 2019 and $163,124 for the year ended October 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,169 for the year ended October 31, 2019 and $0 for the year ended October 31, 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2019 and October 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

.

Registrant/Investment Adviser	2019	2018
Voya Mutual Funds	$157,762	$206,324
Voya Investments, LLC (1)	$100,700	$38,950

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

_________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Voya Mutual Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya International High Dividend Low Volatility Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund (the “Funds”), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya International High Dividend Low Volatility Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund, as of October 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

December 20, 2019

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.3%
	Argentina: 0.3%
1,000,000 (1)	YPF SA, 8.500%, 03/23/2021	$917,500	0.3

	Austria: 0.2%
300,000 (1)	Klabin Austria GmbH, 5.750%, 04/03/2029	318,360	0.1
250,000	Suzano Austria GmbH, 5.000%, 01/15/2030	257,812	0.1
		576,172	0.2

	Brazil: 0.6%
250,000 (1)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	262,969	0.1
200,000 (1)	Banco Votorantim SA, 4.500%, 09/24/2024	206,480	0.0
1,100,000	Petrobras Global Finance BV, 8.750%, 05/23/2026	1,410,200	0.5
		1,879,649	0.6

	British Virgin Islands: 0.1%
450,000	CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	448,415	0.1

	Canada: 0.7%
475,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	490,438	0.2
175,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	182,109	0.1
324,000	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	335,799	0.1
205,000	Cenovus Energy, Inc., 4.250%, 04/15/2027	216,163	0.1
408,000	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	444,733	0.1
239,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	246,406	0.1
135,000	Teck Resources Ltd., 6.000%, 08/15/2040	144,709	0.0
		2,060,357	0.7

	Cayman Islands: 0.2%
300,000	DP World Crescent Ltd., 4.848%, 09/26/2028	327,760	0.1
189,000	XLIT Ltd., 5.500%, 03/31/2045	240,746	0.1
		568,506	0.2

	Chile: 0.1%
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	305,700	0.1

	China: 0.4%
720,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	756,855	0.3
300,000	CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	334,971	0.1
		1,091,826	0.4

	Denmark: 0.1%
336,000 (1)	Danske Bank A/S, 5.375%, 01/12/2024	370,579	0.1

	France: 0.7%
706,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	733,436	0.2
335,000 (1)	BPCE SA, 2.700%, 10/01/2029	335,081	0.1
728,000 (1)	BPCE SA, 5.150%, 07/21/2024	801,144	0.3
256,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	256,931	0.1
		2,126,592	0.7

	Guernsey: 0.2%
662,000	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	664,167	0.2

	India: 0.3%
300,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	313,478	0.1
500,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	523,682	0.2
		837,160	0.3

	Indonesia: 0.7%
225,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	231,491	0.1
200,000	Pertamina Persero PT, 4.300%, 05/20/2023	211,189	0.1
750,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	780,562	0.2
425,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	488,219	0.2
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	258,047	0.1
		1,969,508	0.7

	Ireland: 0.3%
300,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	314,748	0.1
700,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	724,350	0.2
		1,039,098	0.3

	Italy: 0.1%
145,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	177,987	0.1

	Japan: 0.7%
255,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	265,804	0.1
770,000 (1)	MUFG Bank Ltd., 2.300%, 03/05/2020	770,793	0.2
200,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	200,643	0.1
766,000	Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	822,476	0.3
		2,059,716	0.7

	Kazakhstan: 0.4%
675,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	738,187	0.3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Kazakhstan: (continued)
275,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	317,050	0.1
		1,055,237	0.4

	Luxembourg: 0.0%
90,000 (1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	94,950	0.0

	Mexico: 0.7%
300,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	306,075	0.1
567,000 (1)	Cemex SAB de CV, 6.125%, 05/05/2025	588,971	0.2
500,000 (1)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	525,630	0.2
200,000	Petroleos Mexicanos, 4.500%, 01/23/2026	198,350	0.1
200,000	Petroleos Mexicanos, 5.500%, 06/27/2044	179,750	0.0
200,000	Petroleos Mexicanos, 6.875%, 08/04/2026	219,300	0.1
		2,018,076	0.7

	Netherlands: 1.0%
288,000	ArcelorMittal, 7.000%, 10/15/2039	352,468	0.1
690,000	Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	695,380	0.2
355,000	ING Groep NV, 4.050%, 04/09/2029	391,806	0.1
696,000	Shell International Finance BV, 3.250%, 05/11/2025	739,391	0.3
445,000	Shell International Finance BV, 4.000%, 05/10/2046	510,685	0.2
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	290,434	0.1
		2,980,164	1.0

	Norway: 0.1%
382,000	Equinor ASA, 2.450%, 01/17/2023	389,033	0.1

	Peru: 0.5%
450,000 (1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	450,000	0.2
400,000 (1)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	409,004	0.1
300,000	Kallpa Generacion SA, 4.125%, 08/16/2027	306,360	0.1
375,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	404,535	0.1
		1,569,899	0.5

	Russia: 0.3%
250,000 (1)	ALROSA Finance SA, 4.650%, 04/09/2024	262,635	0.1
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	267,074	0.1
250,000 (1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	249,053	0.1
		778,762	0.3

	South Africa: 0.1%
300,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	318,000	0.1

	South Korea: 0.1%
300,000 (1),(2)	Kookmin Bank, 4.350%, 12/31/2199	307,367	0.1

	Switzerland: 0.4%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	508,422	0.2
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	680,947	0.2
		1,189,369	0.4

	Turkey: 0.1%
200,000 (1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	206,436	0.1

	United Arab Emirates: 0.2%
500,000 (1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	534,482	0.2

	United Kingdom: 0.8%
324,000	Aon PLC, 2.800%, 03/15/2021	326,675	0.1
590,000 (2)	HSBC Holdings PLC, 3.973%, 05/22/2030	636,992	0.2
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	206,877	0.1
1,000,000	Santander UK PLC, 2.375%, 03/16/2020	1,001,362	0.3
270,000 (1)	Standard Chartered PLC, 5.300%, 01/09/2043	317,493	0.1
		2,489,399	0.8

	United States: 17.9%
660,000	AbbVie, Inc., 3.600%, 05/14/2025	691,817	0.2
361,000	AbbVie, Inc., 4.300%, 05/14/2036	383,440	0.1
180,000	AECOM, 5.125%, 03/15/2027	190,746	0.1
59,000	Aetna, Inc., 2.800%, 06/15/2023	59,954	0.0
715,000	American International Group, Inc., 4.500%, 07/16/2044	798,918	0.3
125,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	134,531	0.0
250,000	Altria Group, Inc., 4.500%, 05/02/2043	252,190	0.1
272,000	Altria Group, Inc., 4.800%, 02/14/2029	299,167	0.1
245,000	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	224,481	0.1
10,614	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	11,282	0.0
292,248	American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	297,363	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
64,534	American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	68,258	0.0
655,000	American Tower Corp., 2.750%, 01/15/2027	658,464	0.2
107,000	AmerisourceBergen Corp., 4.300%, 12/15/2047	110,787	0.0
330,000	Amgen, Inc., 3.200%, 11/02/2027	346,651	0.1
129,000	Amgen, Inc., 4.563%, 06/15/2048	147,674	0.1
297,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	355,133	0.1
310,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	342,475	0.1
294,000	Anthem, Inc., 3.700%, 09/15/2049	283,612	0.1
378,000	Apache Corp., 4.375%, 10/15/2028	375,496	0.1
182,000 (1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	191,662	0.1
528,000	Apple, Inc., 3.200%, 05/13/2025	562,227	0.2
568,000	AT&T, Inc., 4.300%, 02/15/2030	625,822	0.2
223,000	AT&T, Inc., 5.150%, 03/15/2042	259,298	0.1
479,000	AT&T, Inc., 5.650%, 02/15/2047	593,286	0.2
1,181,000 (2)	Bank of America Corp., 3.419%, 12/20/2028	1,238,359	0.4
508,000	Bank of America Corp., 4.100%, 07/24/2023	543,044	0.2
298,000 (2)	Bank of America Corp., 4.330%, 03/15/2050	354,235	0.1
503,000	Bank of New York Mellon Corp., 2.050%, 05/03/2021	504,625	0.2
766,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	799,159	0.3
210,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	233,237	0.1
320,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	328,400	0.1
427,000	CBRE Services, Inc., 5.250%, 03/15/2025	480,729	0.2
615,000	CBS Corp., 3.700%, 08/15/2024	647,262	0.2
469,000	Celgene Corp., 3.875%, 08/15/2025	507,957	0.2
365,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	403,444	0.1
532,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	560,199	0.2
75,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	76,401	0.0
297,000	Cigna Corp., 4.375%, 10/15/2028	327,983	0.1
305,000	Citigroup, Inc., 4.125%, 07/25/2028	330,651	0.1
480,000	Citigroup, Inc., 4.000%, 08/05/2024	512,738	0.2
491,000	Citigroup, Inc., 5.500%, 09/13/2025	562,474	0.2
770,000	Citizens Bank NA/Providence RI, 2.450%, 12/04/2019	770,291	0.3
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	337,814	0.1
193,000	Comcast Corp., 2.350%, 01/15/2027	194,495	0.1
572,000	Comcast Corp., 4.150%, 10/15/2028	646,886	0.2
115,000	Comcast Corp., 4.250%, 01/15/2033	133,030	0.0
90,000	Comcast Corp., 5.650%, 06/15/2035	116,931	0.0
345,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	283,762	0.1
159,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	190,989	0.1
105,000	Consumers Energy Co., 3.100%, 08/15/2050	106,257	0.0
65,000	CSC Holdings LLC, 5.250%, 06/01/2024	70,200	0.0
400,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	421,500	0.1
1,338,000	CVS Health Corp., 2.800%, 07/20/2020	1,344,514	0.5
717,000	CVS Health Corp., 4.300%, 03/25/2028	778,964	0.3
85,000	Dana, Inc., 5.500%, 12/15/2024	87,656	0.0
176,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	201,007	0.1
275,008	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	289,221	0.1
374,000	Discover Bank, 7.000%, 04/15/2020	381,967	0.1
130,000	DISH DBS Corp., 5.875%, 11/15/2024	130,812	0.0
86,000 (1)	Dow Chemical Co/The, 5.550%, 11/30/2048	105,232	0.0
364,000 (1)	DPL, Inc., 4.350%, 04/15/2029	363,909	0.1
185,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	186,614	0.1
120,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	121,186	0.0
57,000	Eastman Chemical Co., 2.700%, 01/15/2020	57,045	0.0
969,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,046,439	0.4
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	305,568	0.1
616,000	Entergy Corp., 5.125%, 09/15/2020	627,683	0.2
240,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	283,554	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
225,000 (1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	226,147	0.1
85,000	Exxon Mobil Corp., 2.995%, 08/16/2039	86,473	0.0
83,000	Exxon Mobil Corp., 3.095%, 08/16/2049	84,014	0.0
283,000	FedEx Corp., 4.050%, 02/15/2048	279,230	0.1
377,000	Fifth Third Bancorp, 8.250%, 03/01/2038	577,652	0.2
590,000	FirstEnergy Corp., 4.250%, 03/15/2023	625,650	0.2
702,000	Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	704,938	0.2
140,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	125,300	0.0
91,000	General Electric Co., 6.750%, 03/15/2032	116,002	0.0
382,000	General Motors Financial Co., Inc., 4.300%, 07/13/2025	399,162	0.1
289,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	291,774	0.1
963,000 (2)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	976,053	0.3
435,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	477,639	0.2
150,000	HCA, Inc., 5.500%, 06/15/2047	171,017	0.1
175,000 (1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	183,969	0.1
104,000	Huntsman International LLC, 4.500%, 05/01/2029	110,019	0.0
90,000	Johnson & Johnson, 2.900%, 01/15/2028	94,845	0.0
245,000	Johnson & Johnson, 3.400%, 01/15/2038	264,973	0.1
50,000	Johnson & Johnson, 4.375%, 12/05/2033	60,603	0.0
1,178,000	JPMorgan Chase & Co., 2.550%, 03/01/2021	1,188,070	0.4
530,000 (2)	JPMorgan Chase & Co., 6.000%, 12/31/2199	569,239	0.2
280,000 (2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	280,422	0.1
385,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	408,639	0.1
161,000	Kimco Realty Corp., 3.700%, 10/01/2049	158,838	0.1
227,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	243,755	0.1
223,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	261,799	0.1
348,000	Kraft Heinz Foods Co., 3.000%, 06/01/2026	347,100	0.1
195,000 (1)	Kraft Heinz Foods Co., 4.875%, 10/01/2049	201,310	0.1
185,000	Kroger Co/The, 4.650%, 01/15/2048	197,705	0.1
198,000	Lowe's Cos, Inc., 2.500%, 04/15/2026	199,020	0.1
210,000	Medtronic, Inc., 3.150%, 03/15/2022	216,607	0.1
428,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	454,415	0.2
180,000	MGM Resorts International, 4.625%, 09/01/2026	189,450	0.1
275,000	Mississippi Power Co., 4.250%, 03/15/2042	297,067	0.1
648,000	Morgan Stanley, 3.750%, 02/25/2023	681,527	0.2
545,000	Morgan Stanley, 4.100%, 05/22/2023	577,892	0.2
398,000	MPLX L.P., 4.000%, 03/15/2028	413,946	0.1
130,000 (1)	MPLX L.P., 5.250%, 01/15/2025	136,679	0.0
319,000	MUFG Union Bank NA, 3.150%, 04/01/2022	328,018	0.1
310,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	344,124	0.1
403,000	Newmont Goldcorp Corp., 3.700%, 03/15/2023	419,847	0.1
285,000 (1)	Novelis Corp., 5.875%, 09/30/2026	299,991	0.1
165,000	NRG Energy, Inc., 5.750%, 01/15/2028	179,231	0.1
77,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	78,275	0.0
504,000	Oracle Corp., 2.950%, 05/15/2025	524,664	0.2
48,000	O'Reilly Automotive, Inc., 3.600%, 09/01/2027	51,355	0.0
115,000	O'Reilly Automotive, Inc., 4.350%, 06/01/2028	128,975	0.0
150,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	159,000	0.1
200,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	201,043	0.1
448,000	Pfizer, Inc., 2.750%, 06/03/2026	465,331	0.2
481,000	Philip Morris International, Inc., 3.875%, 08/21/2042	492,822	0.2
215,000 (1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	231,183	0.1
301,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	308,115	0.1
281,000	PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	303,567	0.1
460,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	486,082	0.2
65,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	66,292	0.0
180,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	186,300	0.1
339,000	Reynolds American, Inc., 6.150%, 09/15/2043	384,319	0.1
114,000	Selective Insurance Group, Inc., 5.375%, 03/01/2049	132,680	0.0
480,000 (1),(3)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	486,000	0.2
215,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	232,872	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
465,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	488,250	0.2
275,000	Southern Co., 2.750%, 06/15/2020	276,106	0.1
226,000	Southwest Airlines Co., 3.450%, 11/16/2027	239,025	0.1
435,000	Sprint Nextel Corp., 6.875%, 11/15/2028	473,062	0.2
125,000 (1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	133,594	0.0
220,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	230,175	0.1
215,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	221,181	0.1
134,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	141,767	0.0
170,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	160,225	0.1
310,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	323,556	0.1
299,000	Time Warner Cable LLC, 5.875%, 11/15/2040	342,132	0.1
370,000	Union Electric Co., 3.250%, 10/01/2049	379,894	0.1
108,173	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	113,106	0.0
78,328	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	80,788	0.0
61,007	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	62,360	0.0
91,157	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	92,780	0.0
135,000	United Parcel Service, Inc., 3.400%, 09/01/2049	138,001	0.0
175,000	United Rentals North America, Inc., 4.875%, 01/15/2028	181,344	0.1
250,000	Verizon Communications, Inc., 4.125%, 03/16/2027	278,810	0.1
397,000	Verizon Communications, Inc., 4.522%, 09/15/2048	473,128	0.2
339,000	Viacom, Inc., 4.375%, 03/15/2043	350,079	0.1
351,000	Walmart, Inc., 3.700%, 06/26/2028	390,344	0.1
400,000 (1)	Walt Disney Co/The, 5.400%, 10/01/2043	555,420	0.2
350,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	350,901	0.1
430,000	Wells Fargo & Co., 4.100%, 06/03/2026	462,710	0.2
143,000	Welltower, Inc., 4.125%, 03/15/2029	156,780	0.1
162,000	Westar Energy, Inc., 3.250%, 09/01/2049	163,838	0.1
430,000	WPX Energy, Inc., 5.750%, 06/01/2026	433,762	0.1
		53,321,301	17.9

	Total Corporate Bonds/Notes
	(Cost $79,594,642)	84,345,407	28.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.0%
	United States: 16.0%
511,061 (2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.623%, 05/25/2036	502,969	0.2
415,432	Alternative Loan Trust 2005-51 3A2A, 3.680%, (12MTA + 1.290%), 11/20/2035	407,485	0.1
140,479	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	107,766	0.0
214,662	Alternative Loan Trust 2007-23CB A3, 2.323%, (US0001M + 0.500%), 09/25/2037	121,365	0.0
544,322	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	459,254	0.2
535,435	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	532,758	0.2
93,049	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.323%, (US0001M + 0.500%), 11/25/2035	56,586	0.0
250,133	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.543%, (US0001M + 0.720%), 11/25/2035	251,098	0.1
362,949 (1),(2)	CSMC Trust 2015-2 B3, 3.931%, 02/25/2045	376,570	0.1
267,978 (1),(2)	CSMC Trust 2015-3 B1, 3.933%, 03/25/2045	282,037	0.1
5,289,507 (4)	Fannie Mae 2005-18 SC, 2.827%, (-1.000*US0001M + 4.650%), 03/25/2035	595,116	0.2
1,419,270 (4)	Fannie Mae 2008-41 S, 4.977%, (-1.000*US0001M + 6.800%), 11/25/2036	280,778	0.1
3,877,671 (4)	Fannie Mae 2009-106 SA, 4.427%, (-1.000*US0001M + 6.250%), 01/25/2040	541,622	0.2
895,166	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.273%, (US0001M + 4.450%), 01/25/2029	942,953	0.3
1,081,288	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.173%, (US0001M + 4.350%), 05/25/2029	1,136,317	0.4
400,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.473%, (US0001M + 3.650%), 09/25/2029	419,852	0.1

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.823%, (US0001M + 3.000%), 10/25/2029	520,852	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.023%, (US0001M + 2.200%), 01/25/2030	506,303	0.2
400,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.223%, (US0001M + 2.400%), 05/28/2030	406,414	0.1
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.323%, (US0001M + 2.500%), 05/25/2030	608,007	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.973%, (US0001M + 2.150%), 10/25/2030	1,006,442	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.373%, (US0001M + 2.550%), 12/25/2030	1,218,656	0.4
200,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.173%, (US0001M + 2.350%), 01/25/2031	202,211	0.1
600,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.823%, (US0001M + 2.000%), 03/25/2031	601,580	0.2
700,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.123%, (US0001M + 2.300%), 08/25/2031	705,055	0.2
1,100,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.223%, (US0001M + 2.400%), 04/25/2031	1,109,672	0.4
139,169	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	155,781	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 16.709%, (-4.000*US0001M + 24.000%), 07/25/2035	193,726	0.1
162,818	Fannie Mae REMIC Trust 2006-104 ES, 24.336%, (-5.000*US0001M + 33.450%), 11/25/2036	301,224	0.1
2,113,281 (4)	Fannie Mae REMIC Trust 2007-36 SN, 4.947%, (-1.000*US0001M + 6.770%), 04/25/2037	442,030	0.1
156,583	Fannie Mae REMIC Trust 2007-55 DS, 10.443%, (-2.500*US0001M + 15.000%), 06/25/2037	189,641	0.1
1,220,846 (4)	Fannie Mae REMIC Trust 2008-53 FI, 4.277%, (-1.000*US0001M + 6.100%), 07/25/2038	146,807	0.0
990,429 (4)	Fannie Mae REMIC Trust 2008-58 SM, 4.277%, (-1.000*US0001M + 6.100%), 07/25/2038	194,525	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 9.062%, (-3.333*US0001M + 15.833%), 09/25/2039	264,539	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 9.228%, (-3.333*US0001M + 16.000%), 09/25/2039	168,825	0.1
6,388,887 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.247%, (-1.000*US0001M + 6.070%), 11/25/2040	1,010,507	0.3
5,434,647 (4)	Fannie Mae REMIC Trust 2011-55 SK, 4.737%, (-1.000*US0001M + 6.560%), 06/25/2041	1,158,467	0.4
2,399,464 (4)	Fannie Mae REMIC Trust 2011-86 NS, 4.127%, (-1.000*US0001M + 5.950%), 09/25/2041	402,587	0.1
985,330 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.627%, (-1.000*US0001M + 6.450%), 02/25/2042	129,270	0.0
2,686,033 (4)	Fannie Mae REMIC Trust 2012-24 HS, 4.727%, (-1.000*US0001M + 6.550%), 09/25/2040	337,201	0.1
2,020,305 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	193,257	0.1
1,329,846	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,422,407	0.5
926,774 (4)	Fannie Mae Series 2007-9 SE, 4.257%, (-1.000*US0001M + 6.080%), 03/25/2037	167,136	0.1
1,601,251 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	185,716	0.1
970,255 (1),(2)	Flagstar Mortgage Trust 2018-2 B2, 4.060%, 04/25/2048	1,031,233	0.3
226,590 (4)	Freddie Mac REMIC Trust 2303 SY, 6.779%, (-1.000*US0001M + 8.700%), 04/15/2031	57,468	0.0
1,658,409 (4)	Freddie Mac REMIC Trust 2989 GU, 5.079%, (-1.000*US0001M + 7.000%), 02/15/2033	308,035	0.1
1,462,555 (4)	Freddie Mac REMIC Trust 3271 SB, 4.129%, (-1.000*US0001M + 6.050%), 02/15/2037	254,854	0.1
4,252,682 (4)	Freddie Mac REMIC Trust 3424 HI, 3.979%, (-1.000*US0001M + 5.900%), 04/15/2038	841,158	0.3
1,162,065 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	160,867	0.1

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
687,560 (4)	Freddie Mac REMIC Trust 3710 SL, 4.079%, (-1.000*US0001M + 6.000%), 05/15/2036	10,847	0.0
6,178,578 (4)	Freddie Mac REMIC Trust 3856 KS, 4.629%, (-1.000*US0001M + 6.550%), 05/15/2041	1,057,675	0.4
2,350,950 (4)	Freddie Mac REMIC Trust 3925 SD, 4.129%, (-1.000*US0001M + 6.050%), 07/15/2040	242,837	0.1
2,292,699 (4)	Freddie Mac REMIC Trust 3946 SE, 4.729%, (-1.000*US0001M + 6.650%), 02/15/2041	238,794	0.1
3,638,832 (4)	Freddie Mac REMIC Trust 4077 SM, 4.779%, (-1.000*US0001M + 6.700%), 08/15/2040	414,838	0.1
1,292,853 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	157,027	0.1
2,262,212 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	350,310	0.1
3,170,018 (4)	Freddie Mac REMICS 3693 SC, 4.579%, (-1.000*US0001M + 6.500%), 07/15/2040	617,700	0.2
5,795,498	Freddie Mac REMICS 3792 DS, 4.679%, (-1.000*US0001M + 6.600%), 11/15/2040	436,232	0.1
2,995,937 (4)	Freddie Mac REMICS 4040 SW, 4.709%, (-1.000*US0001M + 6.630%), 05/15/2032	505,533	0.2
2,776,356 (4)	Freddie Mac REMICS 4623 MS, 4.079%, (-1.000*US0001M + 6.000%), 10/15/2046	644,612	0.2
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.723%, (US0001M + 3.900%), 12/25/2027	311,865	0.1
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.523%, (US0001M + 4.700%), 04/25/2028	331,110	0.1
188,923	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.623%, (US0001M + 3.800%), 03/25/2025	194,153	0.1
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.273%, (US0001M + 3.450%), 10/25/2029	850,371	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.323%, (US0001M + 2.500%), 03/25/2030	408,455	0.1
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.473%, (US0001M + 2.650%), 12/25/2029	616,442	0.2
121,755 (2)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.606%, 10/25/2046	123,179	0.0
49,263	Ginnie Mae Series 2007-37 S, 18.367%, (-3.667*US0001M + 25.300%), 04/16/2037	53,608	0.0
355,132	Ginnie Mae Series 2007-8 SP, 16.062%, (-3.242*US0001M + 22.048%), 03/20/2037	569,073	0.2
31,976,759	Ginnie Mae Series 2009-106 CM, 4.709%, (-1.000*US0001M + 6.600%), 01/16/2034	4,583,386	1.5
2,123,635 (4)	Ginnie Mae Series 2010-116 NS, 4.759%, (-1.000*US0001M + 6.650%), 09/16/2040	377,159	0.1
504,377 (4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	3,674	0.0
640,045 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	66,002	0.0
3,524,125 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	276,585	0.1
970,887 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	88,431	0.0
1,865,296 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	290,315	0.1
1,442,099 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	101,966	0.0
3,224,496 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	427,472	0.1
17,426,588 (4)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	2,596,147	0.9
403,221	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.033%, (US0001M + 0.210%), 04/25/2036	390,626	0.1
250,307 (1),(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	254,571	0.1
300,000 (1),(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	304,146	0.1
600,000 (1),(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	607,031	0.2
407,998 (1),(2)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	413,468	0.1
378,802 (1),(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.850%, 08/25/2047	401,136	0.1

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
183,290 (1),(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	187,850	0.1
253,777	Lehman XS Trust Series 2005-5N 1A2, 2.183%, (US0001M + 0.360%), 11/25/2035	245,807	0.1
531,971 (1),(2)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	545,751	0.2
257,665 (1),(2)	Sequoia Mortgage Trust 2014-3 B3, 3.940%, 10/25/2044	268,378	0.1
255,943 (1),(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	262,278	0.1
13,254 (2)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	13,697	0.0
12,803,135 (2),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.039%, 08/25/2045	561,776	0.2
72,440 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.701%, 10/25/2036	71,695	0.0
251,057 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.871%, 08/25/2046	244,936	0.1
526,650 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.819%, 12/25/2036	531,195	0.2
160,206 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.516%, 04/25/2037	148,494	0.1
739,643	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	691,805	0.2
183,435	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.253%, (US0001M + 0.430%), 06/25/2037	151,993	0.1
431,275 (1),(2)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	439,580	0.1
546,895 (1),(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.781%, 08/20/2045	555,297	0.2

	Total Collateralized Mortgage Obligations
	(Cost $44,862,989)	47,854,287	16.0

U.S. TREASURY OBLIGATIONS: 14.4%
	Treasury Inflation Indexed Protected Securities: 3.1%
9,065,024	0.250%,07/15/2029	9,154,976	3.1

	U.S. Treasury Bonds: 2.2%
4,841,000	2.875%,05/15/2049	5,573,390	1.9
855,000	3.500%,02/15/2039	1,061,152	0.3
		6,634,542	2.2

	U.S. Treasury Notes: 9.1%
3,188,000	1.375%,10/15/2022	3,175,422	1.1
7,723,000	1.500%,10/31/2021	7,719,983	2.6
2,467,000	1.500%,10/31/2024	2,465,025	0.8
9,189,000	1.625%,10/31/2026	9,201,025	3.1
4,646,000	1.625%,08/15/2029	4,618,868	1.5
6,000	1.500%,07/15/2020	5,996	0.0
10,000	2.625%,11/15/2020	10,104	0.0
		27,196,423	9.1

	Total U.S. Treasury Obligations
	(Cost $42,859,715)	42,985,941	14.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.3%
	Federal Home Loan Mortgage Corporation: 0.2%(5)
201,070	4.000%,09/01/2045	212,744	0.1
155,951	4.000%,09/01/2045	165,002	0.0
288,286	4.000%,05/01/2046	304,296	0.1
		682,042	0.2

	Government National Mortgage Association: 2.7%
7,380,000 (6)	3.000%,11/20/2049	7,593,501	2.5
198,259	4.500%,08/20/2041	214,520	0.1
165,772 (2)	5.140%,10/20/2060	166,114	0.1
57,270 (2)	5.310%,10/20/2060	57,626	0.0
23,581	5.500%,03/20/2039	26,325	0.0
		8,058,086	2.7

	Uniform Mortgage-Backed Security: 5.4%
110,572	2.500%,06/01/2030	112,240	0.1
74,715	2.500%,06/01/2030	75,843	0.0
45,413	2.500%,07/01/2030	46,098	0.0
344,237	3.500%,06/01/2034	360,047	0.1
655,616	3.500%,05/01/2049	673,579	0.2
2,281,923	3.500%,06/01/2049	2,341,816	0.8
3,499,018	3.500%,09/01/2049	3,594,863	1.2
3,300,000 (6)	3.500%,11/25/2049	3,388,688	1.1
220,516	4.000%,05/01/2045	233,446	0.1
4,069,123	4.000%,06/01/2049	4,225,481	1.4
265,772	4.500%,12/01/2040	288,226	0.1
156,546	4.500%,12/01/2040	169,754	0.1
245,476	5.000%,05/01/2041	270,962	0.1
148,352	5.000%,06/01/2041	163,377	0.1
		15,944,420	5.4

	Total U.S. Government Agency Obligations
	(Cost $24,528,515)	24,684,548	8.3

SOVEREIGN BONDS: 19.6%
	Argentina: 0.2%
1,420,000	Argentine Republic Government International Bond, 6.875%, 04/22/2021	644,339	0.2
275,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	109,315	0.0
		753,654	0.2

	Brazil: 2.3%
BRL 16,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	4,820,460	1.6
BRL 6,000,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,687,422	0.6

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Brazil: (continued)
250,000	Brazilian Government International Bond, 6.000%, 04/07/2026	290,375	0.1
		6,798,257	2.3

	Canada: 0.3%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	938,762	0.3

	Chile: 1.1%
CLP 1,355,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,989,220	0.7
CLP 270,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.100%, 07/15/2050	455,781	0.1
CLP 555,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	885,461	0.3
		3,330,462	1.1

	China: 0.0%
CNY 100,000	China Government Bond, 3.250%, 11/22/2028	14,132	0.0

	Colombia: 0.3%
300,000	Colombia Government International Bond, 2.625%, 03/15/2023	301,878	0.1
618,000	Colombia Government International Bond, 8.125%, 05/21/2024	764,781	0.2
		1,066,659	0.3

	Croatia: 0.2%
EUR 300,000	Croatia Government International Bond, 1.125%, 06/19/2029	351,836	0.1
300,000	Croatia Government International Bond, 6.375%, 03/24/2021	317,141	0.1
		668,977	0.2

	Dominican Republic: 0.2%
461,000 (1)	Dominican Republic International Bond, 6.600%, 01/28/2024	510,562	0.2

	Ecuador: 0.0%
200,000	Ecuador Government International Bond, 7.875%, 01/23/2028	179,700	0.0

	Egypt: 0.2%
300,000	Egypt Government International Bond, 6.125%, 01/31/2022	310,874	0.1
200,000	Egypt Government International Bond, 6.588%, 02/21/2028	204,182	0.1
		515,056	0.2

	Germany: 3.3%
EUR 9,700 (7)	Bundesobligation, 0.690%, 04/14/2023	11,081	0.0
EUR 120,000	Bundesobligation, 0.000%, 10/08/2021	135,615	0.1
EUR 60,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	72,648	0.0
EUR 40,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	48,856	0.0
EUR 1,570,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,896,176	1.0
EUR 30,000	Bundesrepublik Deutschland Bundesanleihe, 0.000%, 08/15/2026	34,800	0.0
EUR 5,530,000	Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,542,585	2.2
		9,741,761	3.3

	Ghana: 0.1%
200,000	Ghana Government International Bond, 7.875%, 03/26/2027	208,000	0.1

	Hungary: 0.0%
110,000	Hungary Government International Bond, 7.625%, 03/29/2041	181,195	0.0

	Indonesia: 1.1%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	1,059,002	0.3
IDR 26,484,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	2,109,673	0.7
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	221,000	0.1
		3,389,675	1.1

	Italy: 0.7%
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	1,009,526	0.3
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	1,054,757	0.4
		2,064,283	0.7

	Ivory Coast: 0.1%
286,000 (2),(8)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	283,669	0.1

	Kenya: 0.1%
250,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	262,521	0.1

	Mexico: 0.0%
175,000	Mexico Government International Bond, 4.000%, 10/02/2023	186,000	0.0

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

SOVEREIGN BONDS: (continued)
	Morocco: 0.1%
200,000	Morocco Government International Bond, 4.250%, 12/11/2022	210,122	0.1

	Nigeria: 0.1%
200,000	Nigeria Government International Bond, 7.875%, 02/16/2032	206,942	0.1

	Oman: 0.1%
200,000	Oman Government International Bond, 6.000%, 08/01/2029	200,315	0.1

	Panama: 0.2%
200,000	Panama Government International Bond, 3.875%, 03/17/2028	217,877	0.1
315,000	Panama Government International Bond, 6.700%, 01/26/2036	444,941	0.1
		662,818	0.2

	Peru: 2.2%
PEN 750,000 (1)	Peru Government Bond, 5.400%, 08/12/2034	241,149	0.1
PEN 6,491,000 (1)	Peru Government Bond, 5.940%, 02/12/2029	2,201,594	0.7
PEN 7,533,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	2,589,867	0.9
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,394,762	0.5
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	110,063	0.0
		6,537,435	2.2

	Poland: 0.1%
375,000	Republic of Poland Government International Bond, 3.250%, 04/06/2026	400,442	0.1

	Portugal: 0.8%
EUR 1,664,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,298,186	0.8

	Russia: 1.8%
RUB 47,938,000	Russian Federal Bond - OFZ, 6.900%, 05/23/2029	775,714	0.3
RUB 219,911,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	3,642,091	1.2
200,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	216,700	0.1
600,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	657,158	0.2
		5,291,663	1.8

	Saudi Arabia: 0.1%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	210,227	0.1

	South Africa: 0.1%
250,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	241,563	0.1
200,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	198,605	0.0
		440,168	0.1

	Spain: 1.1%
EUR 1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,599,044	0.5
EUR 1,092,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	1,694,036	0.6
		3,293,080	1.1

	Sri Lanka: 0.1%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	201,686	0.1

	Turkey: 0.2%
461,000	Turkey Government International Bond, 7.375%, 02/05/2025	495,446	0.2

	Ukraine: 0.2%
525,000	Ukraine Government International Bond, 7.375%, 09/25/2032	548,953	0.2

	United Kingdom: 2.1%
GBP 1,020,000	United Kingdom Gilt, 2.000%, 09/07/2025	1,445,454	0.5
GBP 2,480,000	United Kingdom Gilt, 3.500%, 01/22/2045	4,886,595	1.6
		6,332,049	2.1

	Uruguay: 0.1%
75,000	Uruguay Government International Bond, 4.375%, 10/27/2027	82,923	0.0
75,000	Uruguay Government International Bond, 7.625%, 03/21/2036	111,188	0.1
		194,111	0.1
	Total Sovereign Bonds
	(Cost $56,875,764)	58,616,968	19.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.4%
	United States: 9.4%
7,773,793 (2),(4)	BANK 2017-BNK5 XA, 1.084%, 06/15/2060	454,316	0.1
996,481 (2),(4)	BANK 2019-BNK16 XA, 0.968%, 02/15/2052	71,414	0.0
110,000 (1)	BDS 2018-FL2 D, 4.428%, (US0001M + 2.550%), 08/15/2035	110,070	0.0
280,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	258,712	0.1
1,437,523 (2),(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.048%, 03/15/2052	116,696	0.0
380,000 (1)	BX Commercial Mortgage Trust 2019-IMC E, 4.071%, (US0001M + 2.150%), 04/15/2034	382,618	0.1
1,010,000 (1)	BX Commercial Mortgage Trust 2019-XL G, 4.300%, (US0001M + 2.300%), 10/15/2036	1,013,403	0.3

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
1,010,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.650%, (US0001M + 2.650%), 10/15/2036	1,013,595	0.3
890,000 (1),(2)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	960,912	0.3
3,327,363 (2),(4)	CD 2016-CD1 Mortgage Trust XA, 1.413%, 08/10/2049	244,235	0.1
360,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	321,291	0.1
8,581,000 (2),(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.846%, 08/10/2049	452,908	0.1
3,587,740 (2),(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.111%, 10/12/2050	234,734	0.1
5,183,062 (2),(4)	COMM 2012-CR1 XA, 1.858%, 05/15/2045	193,911	0.1
16,701,917 (1),(2),(4)	COMM 2012-LTRT XA, 0.937%, 10/05/2030	348,008	0.1
1,420,000 (1),(2)	COMM 2014-LC15 D Mortgage Trust, 4.988%, 04/10/2047	1,455,862	0.5
300,000 (2)	COMM 2016-COR1 C, 4.384%, 10/10/2049	318,047	0.1
7,225,340 (2),(4)	COMM 2016-CR28 XA, 0.684%, 02/10/2049	232,806	0.1
1,000,000 (2)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,081,375	0.4
660,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.564%, (US0001M + 2.650%), 05/15/2036	664,599	0.2
530,000 (1),(2)	DBJPM 16-C3 Mortgage Trust, 3.492%, 08/10/2049	515,435	0.2
2,515,378 (1),(2),(4)	DBUBS 2011-LC1A XA, 0.697%, 11/10/2046	12,185	0.0
280,000 (1),(2)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	284,671	0.1
1,470,000 (1),(2)	DBUBS 2017-BRBK F Mortgage Trust, 3.530%, 10/10/2034	1,463,856	0.5
910,000 (1),(2)	Del Amo Fashion Center Trust 2017-AMO C, 3.636%, 06/05/2035	929,489	0.3
4,300,000 (2),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	141,322	0.0
450,000 (1),(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	444,334	0.1
3,735,952 (2),(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.164%, 05/10/2045	116,809	0.0
220,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	159,183	0.1
4,435,141 (2),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.036%, 11/10/2046	157,161	0.1
520,000 (1),(2)	GS Mortgage Securities Trust 2016-GS4 E, 3.800%, 11/10/2049	419,556	0.1
7,747,992 (2),(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.043%, 05/10/2050	517,064	0.2
600,000 (1),(2)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	603,960	0.2
460,000 (1),(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	452,533	0.1
200,000 (1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	200,721	0.1
2,120,000 (1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	2,086,664	0.7
9,752,090 (2),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.479%, 06/15/2045	237,868	0.1
770,000 (1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.066%, 01/15/2046	789,508	0.3
735,000 (2)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	792,202	0.3
601,131 (2)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	602,020	0.2
5,097,593 (1),(2),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.085%, 03/10/2050	206,306	0.1
1,320,000 (1),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.608%, 11/15/2045	1,339,498	0.4
21,550,000 (1),(2),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.452%, 12/15/2047	489,125	0.2
640,000 (1),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	678,499	0.2
820,000 (1)	UBS Commercial Mortgage Trust 2018-NYCH C, 3.414%, (US0001M + 1.500%), 02/15/2032	819,486	0.3
630,000 (1),(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	553,968	0.2
330,000 (1),(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.977%, 06/15/2046	316,363	0.1
7,672,103 (2),(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.857%, 03/15/2046	177,833	0.1
15,234,860 (2),(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.033%, 03/15/2047	505,040	0.2
730,000 (2)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	758,682	0.3

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
1,360,000 (1),(2)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	1,368,805	0.5

	Total Commercial Mortgage-Backed Securities
	(Cost $27,437,457)	28,069,658	9.4

ASSET-BACKED SECURITIES: 2.7%
	United States: 2.7%
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.351%, (US0003M + 2.350%), 04/14/2029	490,306	0.2
500,000 (1)	BlueMountain CLO 2013-2A CR, 3.903%, (US0003M + 1.950%), 10/22/2030	476,248	0.2
750,000 (1)	CIFC Funding 2013-IA BR Ltd., 4.401%, (US0003M + 2.400%), 07/16/2030	730,356	0.2
481,231 (2),(8)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.889%, 03/25/2036	319,604	0.1
1,180,000 (1)	Invitation Homes 2018-SFR1 D Trust, 3.339%, (US0001M + 1.450%), 03/17/2037	1,181,404	0.4
1,050,000 (1)	LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	1,012,035	0.3
500,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.084%, (US0003M + 2.150%), 01/23/2031	488,295	0.2
300,000 (1),(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	310,361	0.1
300,000 (1),(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	308,632	0.1
630,000 (1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.851%, (US0003M + 4.850%), 10/15/2025	626,212	0.2
250,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	239,069	0.1
1,240,000 (1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,276,933	0.4
500,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.086%, (US0003M + 2.100%), 07/15/2028	488,052	0.2

	Total Asset-Backed Securities
	(Cost $8,036,651)	7,947,507	2.7

	Value	Percentage of Net Assets
PURCHASED OPTIONS (9): 0.1%
Total Purchased Options
(Cost $293,932)	208,678	0.1

Total Long-Term Investments
(Cost $284,489,665)	294,712,994	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Commercial Paper: 2.7%
1,000,000	Dominion Resources Inc., 2.060%, 12/06/2019	997,970	0.3
1,200,000	Duke Energy Corp., 2.090%, 11/12/2019	1,199,175	0.4
1,000,000	Enbridge (US) Inc., 2.100%, 11/14/2019	999,196	0.3
3,000,000	General Electric Co., 2.060%, 12/09/2019	2,993,402	1.0
2,000,000	United Technologies Corp., 2.060%, 11/26/2019	1,997,068	0.7
		8,186,811	2.7

	Repurchase Agreements: 0.2%
504,205 (10)	Citigroup, Inc., Repurchase Agreement dated 10/31/19, 1.72%, due 11/01/19 (Repurchase Amount $504,229, collateralized by various U.S. Government Securities, 0.125%-4.250%, Market Value plus accrued interest $514,289, due 03/31/20-02/15/49)
	(Cost $504,205)	504,205	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
530,000 (11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%
	(Cost $530,000)	530,000	0.2

	Total Short-Term Investments
	(Cost $9,220,465)	9,221,016	3.1

	Total Investments in Securities (Cost $293,710,130)	$303,934,010	101.9
	Liabilities in Excess of Other Assets	(5,679,404)	(1.9)
	Net Assets	$298,254,606	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of October 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Settlement is on a when-issued or delayed-delivery basis.
(7)	Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2019.
(8)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of October 31, 2019.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	Represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of October 31, 2019.

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

12

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Australia: 3.2%
30,872	AGL Energy Ltd.	$421,422	0.2
268,665	Aurizon Holdings Ltd.	1,092,995	0.5
46,847	BHP Group Ltd.	1,148,337	0.5
81,751	Coca-Cola Amatil Ltd.	573,701	0.2
56,759	Crown Resorts Ltd.	487,595	0.2
3,841	Macquarie Group Ltd.	354,668	0.1
39,073	Newcrest Mining Ltd.	852,900	0.4
28,129	Rio Tinto Ltd.	1,758,994	0.7
14,778	Sonic Healthcare Ltd.	291,053	0.1
100,205	Sydney Airport	606,887	0.3
		7,588,552	3.2

	Belgium: 0.3%
9,355 (1)	UCB S.A.	754,002	0.3

	Canada: 4.6%
14,321	Bank of Nova Scotia	821,356	0.4
29,354	BCE, Inc.	1,392,482	0.6
17,492	Canadian Imperial Bank of Commerce - XTSE	1,491,555	0.6
29,412	CI Financial Corp.	428,083	0.2
18,875	Empire Co. Ltd.	501,145	0.2
25,682	Great-West Lifeco, Inc.	624,550	0.3
6,964	iA Financial Corp., Inc.	335,378	0.1
6,049	Kirkland Lake Gold Ltd.	284,056	0.1
23,948	National Bank Of Canada	1,236,765	0.5
22,655	Open Text Corp.	915,420	0.4
6,819	Rogers Communications, Inc.	321,043	0.1
35,783	TELUS Corp.	1,272,822	0.5
15,896	Waste Connections, Inc.	1,468,790	0.6
		11,093,445	4.6

	China: 0.4%
305,000	BOC Hong Kong Holdings Ltd.	1,047,866	0.4
12,100,000 (1),(2)	China Hongxing Sports Ltd.	–	–
		1,047,866	0.4

	Denmark: 1.2%
5,962 (1)	Carlsberg A/S	839,594	0.3
6,524 (1)	H Lundbeck A/S	222,929	0.1
33,076 (1)	Novo Nordisk A/S	1,818,807	0.8
		2,881,330	1.2

	Finland: 0.8%
7,183 (1)	Neste OYJ	259,539	0.1
8,012 (1)	Orion Oyj	355,449	0.2
31,120 (1)	Sampo OYJ	1,275,293	0.5
		1,890,281	0.8

	France: 2.1%
19,932 (1)	Alstom SA	862,322	0.4
14,577 (1)	Edenred	768,321	0.3
3,895 (1)	Eiffage SA	418,347	0.2
30,893 (1)	Getlink SE	517,485	0.2
78,529 (1)	Orange SA	1,263,885	0.5
24,428 (1)	Societe Generale	694,706	0.3
4,083 (1)	Sodexo SA	449,002	0.2
		4,974,068	2.1

	Germany: 1.1%
2,209 (1)	Allianz SE	539,488	0.2
19,635 (1)	Deutsche Lufthansa AG	340,141	0.2
35,991 (1)	Deutsche Post AG	1,274,983	0.5
153,577 (1)	Telefonica Deutschland Holding AG	487,304	0.2
		2,641,916	1.1

	Hong Kong: 1.1%
147,000	CK Hutchison Holdings Ltd.	1,357,263	0.6
293,000	HKT Trust / HKT Ltd.	455,809	0.2
5,600	Jardine Matheson Holdings Ltd.	319,262	0.1
72,000	Power Assets Holdings Ltd.	513,802	0.2
		2,646,136	1.1

	Israel: 0.3%
98,714	Bank Leumi Le-Israel BM	719,057	0.3

	Italy: 0.9%
70,938 (1),(3)	Poste Italiane SpA	861,643	0.4
255,918 (1)	Snam SpA	1,313,858	0.5
		2,175,501	0.9

	Japan: 8.4%
29,100	ANA Holdings, Inc.	999,249	0.4
53,100	Canon, Inc.	1,457,049	0.6
4,800	Central Japan Railway Co.	984,643	0.4
28,600	Fuji Film Holdings Corp.	1,255,604	0.5
1,100	Hikari Tsushin, Inc.	241,116	0.1
40,100	Japan Airlines Co. Ltd.	1,249,600	0.5
16,100	Kamigumi Co., Ltd.	364,039	0.2
10,800	Konami Holdings Corp.	474,107	0.2
4,800	Kyocera Corp.	314,913	0.1
14,500	Kyushu Railway Co.	479,045	0.2
11,600	Medipal Holdings Corp.	265,031	0.1
6,700	MEIJI Holdings Co., Ltd.	482,922	0.2
12,300	Mitsubishi Corp.	312,843	0.1
36,800	MS&AD Insurance Group Holdings, Inc.	1,188,318	0.5
10,300	Nippon Electric Glass Co., Ltd.	232,023	0.1
19,500	Nippon Telegraph & Telephone Corp.	968,037	0.4
9,100	NTT DoCoMo, Inc.	249,478	0.1
63,400	ORIX Corp.	996,324	0.4
9,100	Sankyo Co., Ltd.	318,479	0.2
45,500	Seiko Epson Corp.	643,418	0.3
67,100	Sekisui House Ltd.	1,446,970	0.6
32,200	Softbank Corp.	441,698	0.2
88,200	Sumitomo Corp.	1,432,580	0.6
13,000	Sumitomo Mitsui Financial Group, Inc.	461,542	0.2
17,100	Sundrug Co., Ltd.	565,851	0.3
5,900	Suzuken Co., Ltd.	315,024	0.1
277	United Urban Investment Corp.	558,828	0.3
14,500	West Japan Railway Co.	1,259,911	0.5
		19,958,642	8.4

	Netherlands: 3.1%
35,973 (1),(3)	ABN AMRO Bank NV	670,539	0.3
92,719 (1)	ING Groep NV	1,049,903	0.4
79,276 (1)	Koninklijke KPN NV	246,102	0.1
32,583 (1)	NN Group NV	1,243,267	0.5

See Accompanying Notes to Financial Statements

13

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: (continued)
84,132	Royal Dutch Shell PLC - Class A	2,438,833	1.0
30,022 (1)	Unilever NV	1,774,502	0.8
		7,423,146	3.1

	New Zealand: 0.1%
95,618	Spark New Zealand Ltd.	274,296	0.1

	Norway: 0.8%
43,575 (1)	Mowi ASA	1,063,751	0.5
45,773 (1)	Orkla ASA	439,963	0.2
17,084 (1)	Telenor ASA	319,740	0.1
		1,823,454	0.8

	Singapore: 0.8%
263,500	ComfortDelgro Corp., Ltd.	444,968	0.2
74,300	SATS Ltd.	275,539	0.1
85,600	Singapore Exchange Ltd.	562,010	0.2
119,300	Singapore Technologies Engineering Ltd.	349,471	0.2
336,300	Yangzijiang Shipbuilding Holdings Ltd.	235,440	0.1
		1,867,428	0.8

	Spain: 2.0%
4,110 (1),(3)	Aena SME SA	754,440	0.3
19,720 (1)	Amadeus IT Group SA	1,458,851	0.6
32,984 (1)	Enagas	816,176	0.3
47,011 (1),(4)	Ferrovial SA - FERE	1,386,975	0.6
44,364 (1)	Telefonica S.A.	340,684	0.2
		4,757,126	2.0

	Switzerland: 2.6%
16,432	Nestle SA	1,757,918	0.7
8,767	Roche Holding AG	2,638,481	1.1
4,710	Zurich Insurance Group AG	1,844,908	0.8
		6,241,307	2.6

	United Kingdom: 5.0%
89,362 (3)	Auto Trader Group PLC	651,120	0.3
131,936	Aviva PLC	711,143	0.3
195,843	Barclays PLC	424,799	0.2
79,232	Barratt Developments PLC	647,946	0.3
300,436	BT Group PLC	797,317	0.3
44,397	Compass Group PLC	1,182,033	0.5
165,519	Direct Line Insurance Group PLC	583,580	0.2
96,464	Evraz PLC	460,324	0.2
87,108	GlaxoSmithKline PLC	1,995,209	0.8
413,882	Legal & General Group PLC	1,414,793	0.6
209,920	Marks & Spencer Group PLC	494,529	0.2
49,915	Persimmon PLC	1,472,311	0.6
127,377	Royal Bank of Scotland Group PLC	352,102	0.2
316,625	Vodafone Group PLC	646,145	0.3
		11,833,351	5.0

	United States: 60.6%
26,180	AbbVie, Inc.	2,082,619	0.9
3,663	Accenture PLC	679,193	0.3
29,746	Aflac, Inc.	1,581,297	0.7
7,974	Air Products & Chemicals, Inc.	1,700,535	0.7
5,908	Allison Transmission Holdings, Inc.	257,648	0.1
9,108	Allstate Corp.	969,273	0.4
42,198	Altria Group, Inc.	1,890,048	0.8
18,891	Amdocs Ltd.	1,231,693	0.5
13,935	Ameren Corp.	1,082,749	0.5
7,355	Amgen, Inc.	1,568,454	0.7
100,248	Annaly Capital Management, Inc.	900,227	0.4
40,848	Apple Hospitality REIT, Inc.	673,175	0.3
71,195	AT&T, Inc.	2,740,296	1.1
5,526	Avnet, Inc.	218,609	0.1
27,625	Bank of America Corp.	863,834	0.4
49,229	BGC Partners, Inc.	255,991	0.1
18,397	Booz Allen Hamilton Holding Corp.	1,294,597	0.5
11,110 (4)	Brinker International, Inc.	493,839	0.2
34,764	Bristol-Myers Squibb Co.	1,994,411	0.8
10,714	Broadridge Financial Solutions, Inc. ADR	1,341,607	0.6
2,401	Camden Property Trust	274,602	0.1
1,617	Carlisle Cos., Inc.	246,221	0.1
22,816	CDK Global, Inc.	1,153,121	0.5
3,158	CDW Corp.	403,940	0.2
1,504	Chemed Corp.	592,441	0.2
19,037	Chevron Corp.	2,210,957	0.9
26,025	Chimera Investment Corp.	527,266	0.2
20,185	Cinemark Holdings, Inc.	738,771	0.3
50,568	Cisco Systems, Inc.	2,402,486	1.0
3,484	Citigroup, Inc.	250,360	0.1
13,412	Citrix Systems, Inc.	1,460,030	0.6
21,101	CMS Energy Corp.	1,348,776	0.6
4,440	Columbia Sportswear Co.	401,598	0.2
11,547	Comerica, Inc.	755,405	0.3
19,407	CoreCivic, Inc.	296,151	0.1
4,044	CSX Corp.	284,172	0.1
11,322	Darden Restaurants, Inc.	1,271,121	0.5
7,773	DTE Energy Co.	989,658	0.4
9,044	Eaton Corp. PLC	787,823	0.3
16,047	Eli Lilly & Co.	1,828,556	0.8
3,873	Encompass Health Corp.	247,949	0.1
84,940	Equitrans Midstream Corp.	1,182,365	0.5
1,473	Everest Re Group Ltd.	378,694	0.2
18,387	Evergy, Inc.	1,175,113	0.5
7,004	Exelon Corp.	318,612	0.1
10,649	Expedia Group, Inc.	1,455,292	0.6
6,631	Exxon Mobil Corp.	448,057	0.2
1,772	Federal Realty Investment Trust	241,010	0.1
9,831	Fidelity National Financial, Inc.	450,653	0.2
20,250	Flir Systems, Inc.	1,044,090	0.4
15,432	Flowers Foods, Inc.	335,183	0.1
25,835	Gaming and Leisure Properties, Inc.	1,042,701	0.4
27,829	General Mills, Inc.	1,415,383	0.6
9,846	General Motors Co.	365,877	0.1
12,417	Genuine Parts Co.	1,273,736	0.5
17,814	Geo Group, Inc./The	271,129	0.1
23,403	Hartford Financial Services Group, Inc.	1,335,843	0.6
3,237	HCA Healthcare, Inc.	432,269	0.2

See Accompanying Notes to Financial Statements

14

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
10,239	Hershey Co.	1,503,802	0.6
73,812	Hewlett Packard Enterprise Co.	1,211,255	0.5
11,802	Honeywell International, Inc.	2,038,559	0.9
39,170	Intel Corp.	2,214,280	0.9
14,418	International Business Machines Corp.	1,928,119	0.8
5,262	Intuit, Inc.	1,354,965	0.6
11,523	j2 Global, Inc.	1,094,224	0.5
27,924	Jabil, Inc.	1,028,162	0.4
24,415	Johnson & Johnson	3,223,757	1.3
16,806	JPMorgan Chase & Co.	2,099,406	0.9
44,272	Juniper Networks, Inc.	1,098,831	0.5
9,452	Kimberly-Clark Corp.	1,255,982	0.5
12,992	Kohl's Corp.	665,970	0.3
7,339	L3Harris Technologies, Inc.	1,514,109	0.6
4,827	Lamar Advertising Co.	386,208	0.2
15,729	Leidos Holdings, Inc.	1,356,312	0.6
2,244	Life Storage, Inc.	244,416	0.1
14,710	LogMeIn, Inc.	966,153	0.4
22,807	Maxim Integrated Products	1,337,859	0.6
8,852	MAXIMUS, Inc.	679,302	0.3
7,918	McDonald's Corp.	1,557,471	0.6
30,250	Merck & Co., Inc.	2,621,465	1.1
60,317	MFA Financial, Inc.	457,806	0.2
20,788	MGIC Investment Corp.	285,003	0.1
50,352	Microsoft Corp.	7,218,966	3.0
2,745	Motorola Solutions, Inc.	456,548	0.2
17,486	New Residential Investment Corp.	276,978	0.1
10,489	Nielsen Holdings PLC	211,458	0.1
2,353	Norfolk Southern Corp.	428,246	0.2
12,565	OGE Energy Corp.	541,049	0.2
45,518	Old Republic International Corp.	1,016,872	0.4
17,414	Omnicom Group	1,344,187	0.6
18,088	Oneok, Inc.	1,263,085	0.5
39,024	Oracle Corp.	2,126,418	0.9
8,375	Outfront Media, Inc.	220,346	0.1
17,637	Paychex, Inc.	1,475,159	0.6
17,419	PepsiCo, Inc.	2,389,364	1.0
62,488	Pfizer, Inc.	2,397,665	1.0
26,916	Philip Morris International, Inc.	2,192,039	0.9
13,935	Phillips 66	1,627,887	0.7
5,410	Pinnacle West Capital Corp.	509,189	0.2
51,621	Plains GP Holdings L.P.	958,086	0.4
11,191	Popular, Inc.	609,462	0.3
21,124	Procter & Gamble Co.	2,630,149	1.1
5,099	Public Storage, Inc.	1,136,363	0.5
14,421	Quest Diagnostics, Inc.	1,460,126	0.6
16,780	Republic Services, Inc.	1,468,418	0.6
40,006	Retail Properties of America, Inc.	550,483	0.2
709	Roper Technologies, Inc.	238,905	0.1
10,128	Royal Gold, Inc.	1,169,176	0.5
37,979	Sabre Corp.	891,747	0.4
22,161	Service Corp. International	1,007,882	0.4
6,967	Simon Property Group, Inc.	1,049,788	0.4
11,459	Sonoco Products Co.	661,184	0.3
27,000	Southern Co.	1,691,820	0.7
17,063	Starbucks Corp.	1,442,847	0.6
28,508	Tanger Factory Outlet Centers, Inc.	459,549	0.2
8,222	Target Corp.	879,014	0.4
15,488	Texas Instruments, Inc.	1,827,429	0.8
54,721	Two Harbors Investment Corp.	758,980	0.3
19,000	Tyson Foods, Inc.	1,573,010	0.7
25,059	Walgreens Boots Alliance, Inc.	1,372,732	0.6
14,668	Waste Management, Inc.	1,645,896	0.7
39,401	Wells Fargo & Co.	2,034,274	0.8
65,738	Western Union Co.	1,647,394	0.7
19,047	Xerox Holdings Corp.	646,265	0.3
13,416	Yum! Brands, Inc.	1,364,541	0.6
6,289	Zions Bancorp NA	304,828	0.1
		144,756,726	60.6

	Total Common Stock
	(Cost $225,714,142)	237,347,630	99.4

EXCHANGE-TRADED FUNDS: 0.4%
5,195	iShares MSCI EAFE ETF	350,247	0.1
2,333	SPDR S&P 500 ETF Trust	707,669	0.3

	Total Exchange-Traded Funds
	(Cost $1,032,799)	1,057,916	0.4

	Total Long-Term Investments
	(Cost $226,746,941)	238,405,546	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.8%
922,783 (5)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $922,827, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $941,285, due 11/07/19-09/09/49)	922,783	0.4
1,000,000 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/19, 1.90%, due 11/01/19 (Repurchase Amount $1,000,052, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $1,020,000, due 04/15/20-10/15/21)	1,000,000	0.4
		1,922,783	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
117,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690% (Cost $117,000)	117,000	0.1

	Total Short-Term Investments
	(Cost $2,039,783)	2,039,783	0.9

	Total Investments in Securities(Cost $228,786,724)	$240,445,329	100.7
	Liabilities in Excess of Other Assets	(1,707,353)	(0.7)
	Net Assets	$238,737,976	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Argentina: 0.2%
4,260 (1)	Globant SA	$397,288	0.2

	Australia: 6.4%
16,066	Appen Ltd.	241,378	0.2
421,186	Aurelia Metals Ltd.	136,259	0.1
15,025	Australian Finance Group Ltd.	27,925	0.0
5,273 (1)	Base Resources Ltd.	872	0.0
668,400	Beach Energy Ltd.	1,051,381	0.7
36,489	BlueScope Steel Ltd.	334,028	0.2
56,416	Bravura Solutions Ltd.	158,714	0.1
136,509	Charter Hall Group	1,063,666	0.7
8,301 (2)	Clinuvel Pharmaceuticals Ltd.	174,943	0.1
10,505	Codan Ltd./Australia	44,814	0.0
27,437	Costa Group Holdings Ltd.	53,960	0.0
89,698	CSR Ltd.	256,396	0.2
81,945	Data#3 Ltd.	194,267	0.1
55,308	Downer EDI Ltd.	307,626	0.2
116,279	Evolution Mining Ltd.	331,673	0.2
31,220	GDI Property Group	33,574	0.1
130,852	Grange Resources Ltd.	18,943	0.0
156,949 (1)	Horizon Oil Ltd.	15,079	0.0
8,195	Hotel Property Investments	18,111	0.0
123,506	Iluka Resources Ltd.	799,437	0.5
7,204	Integrated Research Ltd.	14,685	0.0
15,474	IVE Group Ltd.	21,441	0.0
4,513	Jumbo Interactive Ltd.	68,994	0.1
37,232	MACA Ltd.	24,421	0.0
11,295	Magellan Financial Group Ltd.	374,632	0.2
51,086 (1)	Mayne Pharma Group Ltd.	18,092	0.0
4,644	McPherson's Ltd.	7,386	0.0
13,362	Midway Ltd.	17,225	0.0
36,971	Mineral Resources Ltd.	363,645	0.2
14,530	Monadelphous Group Ltd.	153,788	0.1
36,645	Mount Gibson Iron Ltd.	19,128	0.0
40,906	Northern Star Resources Ltd.	277,274	0.2
90,816	NRW Holdings Ltd.	141,227	0.1
29,921 (1)	Nufarm Ltd.	122,102	0.1
57,402	OM Holdings Ltd.	19,389	0.0
85,521	oOh!media Ltd.	162,535	0.1
41,606	OZ Minerals Ltd.	290,304	0.2
10,143	People Infrastructure Ltd.	23,749	0.0
55,236	Perenti Global Ltd.	87,013	0.1
395,908 (1)	Perseus Mining Ltd.	234,596	0.2
9,209	Pro Medicus Ltd.	168,994	0.1
358,674	Ramelius Resources Ltd.	308,915	0.2
1,287	Regional Express Holdings Ltd.	1,184	0.0
153,569	Regis Resources Ltd.	520,455	0.3
177,395 (1)	Resolute Mining Ltd.	148,605	0.1
14,381	Rhipe Ltd.	28,260	0.0
173,433 (1)	Saracen Mineral Holdings Ltd.	448,744	0.3
22,528	Seven Group Holdings Ltd.	291,181	0.2
47,329 (1)	Silver Lake Resources Ltd.	37,888	0.0
136,951	St Barbara Ltd.	264,207	0.2
34,066	Stanmore Coal Ltd.	23,945	0.0
7,728	Technology One Ltd.	39,258	0.0
22,710	Village Roadshow Ltd.	50,116	0.0
18,856 (1)	Vocus Communications Ltd.	43,230	0.0
		10,079,654	6.4

	Austria: 0.5%
587 (1)	Addiko Bank AG	10,278	0.0
4,717 (1),(2)	Porr AG	111,710	0.1
7,205	Rhi Magnesita NV	324,721	0.2
1,405 (1)	Schoeller-Bleckmann Oilfield Equipment AG	80,306	0.1
8,279 (1)	Wienerberger AG	224,242	0.1
2,867 (1)	Zumtobel AG	22,767	0.0
		774,024	0.5

	Azerbaijan: 0.0%
14,821	Anglo Asian Mining PLC	25,931	0.0

	Belgium: 0.6%
269	Barco NV	58,584	0.1
1,946 (1)	Cie d'Entreprises CFE	187,587	0.1
8,437	Euronav NV	95,148	0.1
360 (1)	Home Invest Belgium SA	45,772	0.0
1 (1)	Jensen-Group NV	38	0.0
1,006 (1)	KBC Ancora	47,964	0.0
1,870 (1)	Shurgard Self Storage SA	63,298	0.0
2,353 (1)	Warehouses De Pauw SCA	436,159	0.3
		934,550	0.6

	Canada: 7.0%
17,099	Absolute Software Corp.	100,743	0.1
17,334	AGF Management Ltd.	76,464	0.1
54,143	Aimia, Inc.	150,043	0.1
12,138 (1)	Air Canada	432,216	0.3
68,378 (1)	B2Gold Corp.	240,369	0.2
6,884	Bird Construction, Inc.	32,144	0.0
2,100	Bridgemarq Real Estate Services	23,677	0.0
15,901	BRP, Inc.	713,378	0.5
434	BSR Real Estate Investment Trust	5,095	0.0
16,524	Canaccord Genuity Group, Inc.	67,245	0.0
11,188 (1),(2)	Canada Goose Holdings, Inc.	467,994	0.3
9,334	Canadian Apartment Properties REIT	388,639	0.3
26,233	Canadian Western Bank	664,240	0.4
23,001	Canfor Pulp Products, Inc.	151,233	0.1
232,852 (1)	Capstone Mining Corp.	88,396	0.1
2,369 (1)	Cipher Pharmaceuticals, Inc.	2,140	0.0
4,964	Cogeco Communications, Inc.	429,088	0.3
2,025	Cogeco, Inc.	156,714	0.1
2,300	Computer Modelling Group Ltd.	12,241	0.0
24,097 (1)	Detour Gold Corp.	400,123	0.3

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada: (continued)
1,380	Dream Office Real Estate Investment Trust	30,699	0.0
4,500	DREAM Unlimited Corp.	34,474	0.0
100	E-L Financial Corp. Ltd.	55,881	0.0
23,285	Enerflex Ltd.	182,447	0.1
10,000	Enghouse Systems Ltd.	291,322	0.2
10,592	Entertainment One Ltd.	76,495	0.0
15,065 (1)	Finning International, Inc.	256,555	0.2
1,000 (1)	GDI Integrated Facility Services, Inc.	22,185	0.0
1,569	Gibson Energy, Inc.	27,351	0.0
11,000 (1)	Gran Colombia Gold Corp.	42,176	0.0
2	Granite Real Estate Investment Trust	99	0.0
93,700 (1)	Guyana Goldfields, Inc.	37,705	0.0
1,600 (1)	Heroux-Devtek, Inc.	20,360	0.0
33,857	High Arctic Energy Services, Inc.	58,095	0.0
5,100	High Liner Foods, Inc.	36,011	0.0
27,900	iA Financial Corp., Inc.	1,343,632	0.9
6,500 (1)	IBI Group, Inc.	24,478	0.0
10,746 (1),(2)	Imax Corp.	229,427	0.1
1,532	Information Services Corp.	18,808	0.0
11,888	Kirkland Lake Gold Ltd.	558,251	0.4
300	Lassonde Industries, Inc.	39,808	0.0
45,000	Martinrea International, Inc.	366,943	0.2
800	Morguard Corp.	121,479	0.1
10,964	Morguard North American Residential Real Estate Investment Trust	159,411	0.1
1,856	Neo Performance Materials, Inc.	16,994	0.0
10,600	Noranda Income Fund	12,394	0.0
14,887	North American Construction Group Ltd.	171,945	0.1
16,941	Northland Power, Inc.	338,280	0.2
1,167	Northview Apartment Real Estate Investment Trust	25,571	0.0
31,406 (1)	Parex Resources, Inc.	425,630	0.3
475 (1)	Points International Ltd.	5,179	0.0
2,692	Polaris Infrastructure, Inc.	26,979	0.0
4,131 (1)	Real Matters, Inc.	34,689	0.0
4,700	Summit Industrial Income REIT	45,605	0.0
131,413 (1)	Tamarack Valley Energy Ltd.	169,617	0.1
137,466 (1)	Taseko Mines Ltd.	54,986	0.0
19,416 (1)	Teranga Gold Corp.	78,572	0.1
11,402	TFI International, Inc.	363,330	0.2
3,600	TMX Group Ltd.	314,546	0.2
17,200	Torstar Corp.	7,313	0.0
2,510	Total Energy Services, Inc.	10,710	0.0
49,076	TransGlobe Energy Corp.	56,928	0.0
34,190	Tricon Capital Group, Inc.	276,718	0.2
5,400	VersaBank	26,936	0.0
2,076 (1)	Zymeworks, Inc.	71,684	0.1
		11,170,880	7.0

	China: 2.5%
615,069	Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	475,902	0.3
115,624	Asia Cement China Holdings Corp.	140,217	0.1
14,800 (1)	Chanjet Information Technology Co. Ltd. - H Shares	15,676	0.0
109,000	China Boqi Environmental Holding Co. Ltd.	16,553	0.0
155,000	China Sunshine Paper Holdings Co. Ltd.	21,914	0.0
10,276	China Yuchai International Ltd.	142,323	0.1
374,100	Chongqing Dima Industry Co. Ltd. - A Shares	169,992	0.1
92,200 (1)	Dare Power Dekor Home Co. Ltd. - A Shares	141,209	0.1
34,200	Dutech Holdings Ltd.	5,028	0.0
142,000 (1)	Ever Reach Group Holdings Co. Ltd.	18,303	0.0
1,104,659	Greenland Hong Kong Holdings Ltd.	380,805	0.2
147,000	Henan Jinma Energy Co. Ltd. - H Shares	56,715	0.0
37,700	Jiangsu Kanion Pharmaceutical Co. Ltd. - A Shares	94,573	0.1
196,560	Jiangxi Wannianqing Cement Co. Ltd. - A Shares	262,260	0.2
25,653	Kaisa Property Holdings Ltd.	52,790	0.0
89,000	Pacific Online Ltd.	22,697	0.0
229,986	Poly Property Group Co. Ltd.	83,073	0.1
138,484	PPDAI Group, Inc. ADR	387,755	0.3
88,000 (1),(3)	RREEF China Commercial Trust	–	–
464,600	Sailun Group Co. Ltd. - A Shares	282,283	0.2
112,000	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	128,580	0.1
406,000	Shanghai Industrial Urban Development Group Ltd.	50,663	0.0
150,973	Sinotruk Hong Kong Ltd.	228,130	0.1
194,000 (1)	SPT Energy Group, Inc.	15,316	0.0
116,000	Ten Pao Group Holdings Ltd.	13,619	0.0
299,000	Towngas China Co. Ltd.	230,492	0.1
1,626,000	West China Cement Ltd.	260,541	0.2
38,932	Xingfa Aluminium Holdings Ltd.	40,231	0.0
319,000	Xiwang Special Steel Co. Ltd. - H Shares	20,319	0.0
138,000	Zengame Technology Holding Ltd.	11,546	0.0
407,800	Zhejiang Yankon Group Co. Ltd. - A Shares	241,037	0.2
		4,010,542	2.5

	Denmark: 0.9%
35 (1)	ALK-Abello A/S	7,518	0.0
49,826	Columbus A/S	66,273	0.1
6,270 (1)	Dfds A/S	246,977	0.1
10,710	GN Store Nord A/S	471,165	0.3
4,469 (1)	Matas A/S	34,255	0.0
238 (1)	North Media AS	1,329	0.0
612 (1)	Per Aarsleff Holding A/S	19,094	0.0
6,998 (1)	Royal Unibrew A/S	574,111	0.4

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Denmark: (continued)
26 (1)	Sparekassen Sjaelland-Fyn AS	342	0.0
		1,421,064	0.9

	Faeroe Islands: 0.2%
3,837 (1)	Bakkafrost P/F	240,277	0.2

	Finland: 1.3%
16,202 (1)	Adapteo Oyj	177,630	0.1
1,202 (1)	Alma Media OYJ	9,502	0.0
580	Atria PLC	5,498	0.0
1,730	eQ Oyj	21,803	0.0
10,269	Finnair OYJ	67,063	0.1
1,668 (1)	Fiskars OYJ Abp	22,363	0.0
2,011 (1)	Ilkka-Yhtyma OYJ	8,478	0.0
22,695 (1)	Kemira OYJ	368,673	0.2
3,123 (1)	Metso Oyj	118,227	0.1
20,215 (1)	Oriola-KD OYJ	46,501	0.0
64,693 (1)	Outotec Oyj	416,959	0.3
2,389 (1)	Ponsse Oyj	74,471	0.1
391 (1)	Remedy Entertainment Oyj	4,309	0.0
1,266	Talenom Oyj	49,843	0.0
7,389 (1)	Tieto OYJ	210,144	0.2
1,160	Titanium Oyj	11,747	0.0
1,388 (1)	Vaisala OYJ	41,565	0.0
16,777 (1)	Valmet OYJ	375,478	0.2
		2,030,254	1.3

	France: 6.2%
4,717	ABC arbitrage	35,248	0.0
5,112 (1)	AKWEL	101,515	0.1
5,635	Alstom SA	243,788	0.2
5,115	Alten Ltd.	562,661	0.4
896	Argan SA	70,151	0.1
6,132	Arkema SA	627,536	0.4
516 (1)	Assystem	19,164	0.0
1,451	Boiron SA	51,543	0.0
5,282 (1)	CBO Territoria	21,811	0.0
678 (1)	Cegedim SA	20,984	0.0
198,491 (1)	CGG SA	462,717	0.3
2,308 (1)	Cie des Alpes	69,115	0.1
12,062 (1)	Criteo SA ADR	201,435	0.1
6,486	Eiffage SA	696,636	0.4
13,894	Elis SA	265,633	0.2
5,419	Faurecia SE	252,895	0.2
570	Focus Home Interactive S.A.	16,211	0.0
1,559	Groupe Crit	116,091	0.1
3,150 (1)	Groupe Fnac	182,338	0.1
125 (1)	Groupe Partouche SA	3,583	0.0
941 (1)	Guerbet	52,685	0.1
575 (1)	HEXAOM	21,612	0.0
1,393 (1)	ID Logistics Group	266,289	0.2
4,045 (1)	Imerys SA	156,253	0.1
762 (1)	Infotel SA	31,445	0.0
10,000 (1)	Innate Pharma SA	60,423	0.0
3,283 (1)	Kaufman & Broad SA	125,244	0.1
9,073 (1)	Korian SA	384,758	0.2
135 (1)	LDC SA	16,863	0.0
1,992 (1)	Lectra	46,640	0.0
12,843 (1),(4)	Maisons du Monde SA	177,727	0.1
271 (1)	Manutan International	18,800	0.0
5,746 (1)	Nexans SA	233,817	0.1
8,635 (1)	Nexity SA	446,933	0.3
731 (1)	PSB Industries SA	16,557	0.0
3,923 (1)	Rubis SCA	227,486	0.1
435 (1)	Savencia SA	28,885	0.0
5,808 (1)	SCOR SE	244,976	0.2
793 (1)	Seche Environnement SA	30,071	0.0
5,345 (1)	Soitec	589,559	0.4
1,286 (1)	Synergie SA	36,502	0.0
5,121 (1)	Teleperformance	1,161,870	0.7
32,675 (1)	Television Francaise 1	274,201	0.2
4,877 (1),(2)	Tikehau Capital SCA	125,185	0.1
12,128 (1)	UbiSoft Entertainment	716,756	0.4
284 (1)	Vetoquinol SA	18,498	0.0
106 (1)	Virbac SA	25,831	0.0
114	Voyageurs du Monde	13,135	0.0
4,146 (1),(4)	Worldline SA/France	252,273	0.2
		9,822,329	6.2

	Germany: 4.4%
7,962 (1)	Affimed NV	23,408	0.0
29,082	Alstria Office REIT-AG	544,910	0.3
6,480	Amadeus Fire AG	816,292	0.5
5,531 (2)	Aurelius Equity Opportunities SE & Co. KGaA	227,869	0.2
2,946	Bechtle AG	319,036	0.2
8,047	Borussia Dortmund GmbH & Co. KGaA	76,062	0.1
6,259	Carl Zeiss Meditec AG	682,257	0.4
376	CENTROTEC Sustainable AG	6,609	0.0
4,281	Cewe Stiftung & Co. KGAA	411,739	0.3
1,525 (1)	CTS Eventim AG & Co. KGaA	92,363	0.1
15,207 (4)	Deutsche Pfandbriefbank AG	207,824	0.1
11,021	Deutz AG	61,317	0.1
11,697 (1)	Dialog Semiconductor PLC	526,135	0.3
260	Eckert & Ziegler Strahlen- und Medizintechnik AG	45,571	0.0
3,487	Elmos Semiconductor AG	97,810	0.1
3,753	Fraport AG Frankfurt Airport Services Worldwide	313,686	0.2
3,579	Gerresheimer AG	288,629	0.2
9,367 (1)	HelloFresh SE	163,182	0.1
7,832 (1)	IVU Traffic Technologies AG	96,085	0.1
3,791 (1)	KION Group AG	252,245	0.2
1,578 (1)	PSI Software AG	33,539	0.0
2,191 (1)	PVA TePla AG	26,078	0.0
1,897 (1)	QSC AG	2,615	0.0
4,015 (1)	Rheinmetall AG	484,236	0.3
8,551 (1)	SAF-Holland SA	60,373	0.0
1,514 (1)	Siltronic AG	144,192	0.1
2,612 (1)	Stratec SE	197,221	0.1
21,007 (1)	TAG Immobilien AG	510,506	0.3
4,328 (1)	Talanx AG	199,471	0.1
1,470 (1)	VIB Vermoegen AG	45,742	0.0
		6,957,002	4.4

	Greece: 0.1%
9,471	Athens Water Supply & Sewage Co. SA	83,910	0.1

	Hong Kong: 1.9%
2,000	Allied Group Ltd.	10,235	0.0
236,000	Allied Properties HK Ltd.	46,323	0.0
300,000	Build King Holdings Ltd.	34,426	0.0
92,000	Champion REIT	60,975	0.1

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong: (continued)
303,930 (1)	Chigo Holding Ltd.	2,017	0.0
2,802,920 (1)	China Billion Resources Ltd.	7,154	0.0
226,000	China Merchants Land Ltd.	31,945	0.0
80,000	Chuang's Consortium International Ltd.	15,599	0.0
80,000	Computer & Technologies Holdings Ltd.	33,236	0.0
145,703	Computime Group Ltd.	10,599	0.0
156,057 (1)	Cowell e Holdings, Inc.	24,783	0.0
17,600	Dah Sing Financial Holdings Ltd.	65,491	0.1
162,000	Emperor International Holdings Ltd.	36,115	0.0
814,000	Fountain SET Hldgs	130,827	0.1
2,188,000	Gemdale Properties & Investment Corp. Ltd.	253,340	0.2
566,000	Get Nice Holdings Ltd.	16,955	0.0
15,864 (1)	Great Rich Technologies Ltd.	29,588	0.0
222,000	Guangnan Holdings Ltd.	23,523	0.0
120,944	Hanison Construction Holdings Ltd.	17,284	0.0
103,200	HKR International Ltd.	42,882	0.0
3,016	Hong Kong Ferry Holdings Co. Ltd.	2,740	0.0
238,000 (1)	Hop Fung Group Holdings Ltd.	11,693	0.0
90,000	Hung Hing Printing Group Ltd.	11,583	0.0
544,000 (1)	IRC Ltd.	8,082	0.0
436,726	K Wah International Holdings Ltd.	238,657	0.2
48,415	Lai Fung Holdings Ltd.	56,349	0.1
6,000	Liu Chong Hing Investment Ltd.	8,228	0.0
35,701	Lung Kee Bermuda Holdings	11,332	0.0
105,000	Melco International Development	278,286	0.2
48,377	Million Hope Industries Holdings Ltd.	4,075	0.0
118,000	Ming Fai International Holdings Ltd.	12,499	0.0
278,000 (1),(3)	Pacific Andes International Holdings Ltd.	–	–
40,000	Paradise Entertainment Ltd.	4,492	0.0
519,000	PAX Global Technology Ltd.	226,784	0.2
80,000	Perfect Shape Medical Ltd.	28,946	0.0
156,000	Pico Far East Holdings Ltd.	53,155	0.0
10,000	Public Financial Holdings Ltd.	3,877	0.0
23,000 (1)	Rich Goldman Holdings Ltd.	404	0.0
361,851	Road King Infrastructure	661,974	0.4
87,913 (1)	S&C Engine Group Ltd.	31,202	0.0
24,490 (1)	SHK Hong Kong Industries Ltd.	378	0.0
15,500	Soundwill Holdings Ltd.	19,062	0.0
332,000	Sun Hung Kai & Co. Ltd.	143,507	0.1
32,000	Sunlight Real Estate Investment Trust	21,709	0.0
375,000	Tang Palace China Holdings Ltd.	51,600	0.1
189,000	Tao Heung Holdings Ltd.	31,073	0.0
109,832	Tomson Group Ltd.	26,444	0.0
–	TPV Technology Ltd.	–	–
262,000	Value Partners Group Ltd.	137,922	0.1
33,220	Valuetronics Holdings Ltd.	16,445	0.0
212,000	Vedan International Holdings Ltd.	21,103	0.0
40,000	Wai Kee Holdings Ltd.	24,363	0.0
104,000	Water Oasis Group Ltd.	13,915	0.0
		3,055,176	1.9

	India: 0.0%
3,120 (1)	CESC Ventures Ltd.	15,165	0.0
25,620 (1),(3)	Geodesic Ltd.	–	–
17,444	Gujarat Industries Power Co. Ltd.	17,695	0.0
1,201	Hinduja Global Solutions Ltd.	9,732	0.0
7,152 (1)	Satin Creditcare Network Ltd.	22,176	0.0
477	Sharda Motor Industries Ltd.	7,567	0.0
21,379 (1),(3)	Varun Industries Ltd.	–	–
		72,335	0.0

	Indonesia: 0.0%
316,635 (1)	Lippo Cikarang Tbk PT	29,312	0.0
62,425	Mitrabara Adiperdana Tbk PT	8,798	0.0
428,050 (1)	Modernland Realty Tbk PT	6,890	0.0
		45,000	0.0

	Ireland: 0.7%
117,873	Cairn Homes PLC	152,761	0.1
40,080	Dalata Hotel Group PLC - DHGI	236,916	0.1
26,923	Grafton Group PLC	272,630	0.2
43,848	UDG Healthcare PLC	439,545	0.3
		1,101,852	0.7

	Israel: 2.5%
14,681	Camtek Ltd./Israel	158,408	0.1
105,753 (1),(2)	Ceragon Networks Ltd.	315,144	0.2
3,559 (1)	CyberArk Software Ltd.	361,523	0.2
3,002	Danel Adir Yeoshua Ltd.	219,404	0.1
2,023	FIBI Holdings Ltd.	66,542	0.0
3,108	First International Bank Of Israel Ltd.	85,325	0.1
3,561	Fox Wizel Ltd.	137,799	0.1
178,972	Israel Discount Bank Ltd.	817,871	0.5
3,794 (1)	Kamada Ltd.	19,843	0.0
3,790	Kerur Holdings Ltd.	104,321	0.1
25,716	Mizrahi Tefahot Bank Ltd.	638,030	0.4
9,381	Naphtha Israel Petroleum Corp. Ltd.	52,570	0.0
747	Neto ME Holdings Ltd.	63,671	0.0
140,420	Oil Refineries Ltd.	72,095	0.1
634	Paz Oil Co. Ltd.	97,216	0.1
5,721 (1)	Perion Network Ltd.	30,607	0.0
3,356 (1)	Radware Ltd.	75,711	0.1
1,636	Sapiens International Corp. NV	34,569	0.0
1,149 (1)	Silicom Ltd.	38,308	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel: (continued)
6,943	Summit Real Estate Holdings Ltd.	88,751	0.1
711	Taro Pharmaceuticals Industries, Ltd.	57,477	0.0
18,100 (1)	Tower Semiconductor Ltd.	396,933	0.3
248	Victory Supermarket Chain Ltd.	3,382	0.0
		3,935,500	2.5

	Italy: 5.3%
20,578	Acea SpA	409,541	0.3
22,980 (1)	Amplifon S.p.A.	577,909	0.4
34,307 (4)	Anima Holding SpA	148,929	0.1
18,469 (1)	Arnoldo Mondadori Editore SpA	41,223	0.0
9,304	Ascopiave SpA	38,705	0.0
40,585	Autogrill S.p.A.	401,255	0.2
22,817	ASTM SpA	719,155	0.5
35,777	Azimut Holding S.p.A.	735,705	0.5
32,745	Banca Finnat Euramerica S.p.A.	9,860	0.0
17,401	Banca Generali SpA	568,081	0.4
17,037	BasicNet SpA	91,587	0.1
4,362	Brunello Cucinelli SpA	136,721	0.1
20,077	Buzzi Unicem SpA	484,430	0.3
22,186	Cerved Group SpA	215,925	0.1
13,658	Cofide SpA	6,900	0.0
11,375	Danieli & Co. Officine Meccaniche SpA	196,388	0.1
4,130	DiaSorin SpA	465,662	0.3
1,676	El.En. SpA	47,544	0.0
26,705 (1)	Elica SpA	71,482	0.0
15,810	ERG S.p.A.	334,646	0.2
12,867 (1)	Esprinet S.p.A.	53,456	0.0
18,996	Falck Renewables SpA	84,669	0.0
107,456 (1)	Hera SpA	460,310	0.3
13,954 (1)	Immobiliare Grande Distribuzione SIIQ SpA	89,642	0.1
36,740 (1),(4)	Infrastrutture Wireless Italiane SpA	376,980	0.2
7,030 (1)	Interpump Group SpA	192,716	0.1
63,406 (1)	Italgas SpA	408,189	0.3
1,779	Italian Wine Brands SpA	24,901	0.0
46,918 (1),(2),(4)	OVS SpA	93,623	0.1
400	Pharmanutra SpA	9,101	0.0
66,401 (1)	Piaggio & C SpA	208,968	0.1
2,655 (1)	Ratti SpA	15,166	0.0
103,261 (1)	Reno de Medici SpA	85,799	0.1
16,066 (1)	Salvatore Ferragamo Italia SpA	300,482	0.2
122,943 (1)	Saras S.p.A.	236,102	0.1
7,403 (1)	Servizi Italia SpA	22,540	0.0
231	Somec SpA	6,441	0.0
1,771 (1)	Tod's S.p.A.	83,946	0.1
		8,454,679	5.3

	Japan: 24.2%
800	Achilles Corp.	12,997	0.0
57	Oriental Consultants Holdings Co. Ltd.	1,067	0.0
10,000	Adastria Co. Ltd.	245,950	0.2
16,300	Advantest Corp.	741,788	0.5
1,000	Aichi Bank Ltd.	35,125	0.0
700	Aichi Tokei Denki Co., Ltd.	26,525	0.0
2,100	Aiphone Co., Ltd.	36,251	0.0
1,100	Alpha Systems, Inc.	28,457	0.0
700	Anabuki Kosan, Inc.	18,433	0.0
14,000	Anritsu Corp.	266,984	0.2
4,689 (1)	AOI TYO Holdings, Inc.	27,899	0.0
1,900	Arakawa Chemical Industries Ltd.	27,835	0.0
500	Arata Corp.	18,745	0.0
3,500	Artnature, Inc.	23,249	0.0
7,618	Asahi Intecc Co. Ltd.	209,612	0.1
8,600 (1)	Asics Corp.	147,648	0.1
1,400	ASKA Pharmaceutical Co., Ltd.	16,474	0.0
3,000	Avant Corp.	65,663	0.1
6,000	Bando Chemical Industries Ltd.	50,927	0.0
1,700	Bank of Kochi Ltd.	13,027	0.0
2,200	Bank of Kyoto Ltd./The	87,077	0.1
600	BayCurrent Consulting, Inc.	30,249	0.0
1,600	BML, Inc.	46,934	0.0
1,200	Business Brain Showa-Ota, Inc.	30,630	0.0
1,000	Business Engineering Corp.	29,835	0.0
17,100	Capcom Co., Ltd.	403,622	0.3
1,600	Career Design Center Co. Ltd.	21,087	0.0
2,200	Chilled & Frozen Logistics Holdings Co. Ltd.	28,857	0.0
1,400	Chino Corp.	18,612	0.0
1,300	Chori Co., Ltd.	22,771	0.0
9,000	Chubu Shiryo Co., Ltd.	105,037	0.1
1,700	CMC Corp.	31,530	0.0
4,300	Computer Engineering & Consulting Ltd.	78,077	0.1
1,400	Contec Co. Ltd.	17,506	0.0
2,500	Corona Corp.	26,796	0.0
800 (1)	Cota Co. Ltd.	9,889	0.0
3,900	CTI Engineering Co., Ltd.	65,656	0.1
2,700	Daihatsu Diesel Manufacturing Co., Ltd.	15,350	0.0
7,500	Daihen Corp.	235,050	0.2
623	Dainichi Co., Ltd.	3,975	0.0
8,900	Daiseki Co., Ltd.	258,538	0.2
4,315	Daito Electron Co., Ltd.	58,399	0.0
7,900	Denka Co., Ltd.	227,983	0.2
13,100	Dip Corp.	355,590	0.2
6,700	DMG Mori Co. Ltd.	108,474	0.1
1,000	DMS, Inc.	21,239	0.0
28,182	DTS Corp.	596,850	0.4
100	Duskin Co., Ltd.	2,657	0.0
1,600	Dvx, Inc.	14,149	0.0
800	Eco's Co., Ltd.	12,170	0.0
3,000	Elematec Corp.	28,858	0.0
10,400	EPS Holdings, Inc.	126,815	0.1
4,500	Excel Co., Ltd.	52,053	0.0
12,800	Ferrotec Holdings Corp.	126,951	0.1
146,200	FIDEA Holdings Co., Ltd.	176,456	0.1
4,100	First Bank of Toyama Ltd./The	12,661	0.0
3,800	Foster Electric Co., Ltd.	67,938	0.1
2,900	F-Tech, Inc.	20,563	0.0
2,200	Fuji Furukawa Engineering & Construction Co. Ltd.	40,076	0.0
7,200	Fuji Oil Holdings, Inc.	216,544	0.1
1,400	Fuji Pharma Co. Ltd.	18,480	0.0
10,027	Fuji Soft, Inc.	436,786	0.3
7,900	Fujikura Kasei Co., Ltd.	41,131	0.0
10,716	Fujitsu Frontech Ltd.	94,867	0.1
2,200	FuKoKu Co. Ltd.	14,758	0.0
300	Fukuda Denshi Co., Ltd.	19,369	0.0

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
11,600	Fullcast Co., Ltd.	241,557	0.2
4,400	Furusato Industries Ltd.	66,973	0.1
700	Fuso Pharmaceutical Industries Ltd.	14,235	0.0
9,200	Future Corp.	150,170	0.1
8,182	G-7 Holdings, Inc.	287,051	0.2
600	Gakken Holdings Co., Ltd.	32,904	0.0
7,400	Grandy House Corp.	33,714	0.0
4,010 (1)	GungHo Online Entertainment, Inc.	86,850	0.1
32,500	Gunma Bank Ltd.	109,367	0.1
4,700	Gurunavi, Inc.	41,305	0.0
9,000	H2O Retailing Corp.	102,074	0.1
300	Hakudo Co., Ltd.	3,813	0.0
3,800	Harima Chemicals Group, Inc.	42,368	0.0
1,800	Haruyama Holdings, Inc.	13,774	0.0
1,210	Hashimoto Sogyo Holdings Co. Ltd.	19,121	0.0
25,600	Hazama Ando Corp.	198,351	0.1
6,000	Hokko Chemical Industry Co. Ltd.	33,189	0.0
3,800	Hokuhoku Financial Group, Inc.	37,171	0.0
2,400	Honshu Chemical Industry Co. Ltd.	27,409	0.0
1,000	Hosokawa Micron Corp.	36,360	0.0
1,900	HS Securities Co., Ltd.	16,191	0.0
39,400	Ichigo, Inc.	156,926	0.1
1,100	ID Holdings Corp.	13,705	0.0
8,950	IHI Corp.	220,556	0.2
9,800	IJTT Co. Ltd.	48,631	0.0
41,600	Infocom Corp.	867,874	0.6
2,100	Internet Initiative Japan, Inc.	49,795	0.0
758	Invincible Investment Corp.	478,642	0.3
1,200	I-O Data Device, Inc.	10,169	0.0
2,800	Ishihara Sangyo Kaisha Ltd.	28,907	0.0
5,200	Itoki Corp.	23,813	0.0
20,200	Iwaki & Co., Ltd.	85,256	0.1
3,500	Iyo Bank Ltd.	18,493	0.0
3,500	Jamco Corp.	47,579	0.0
2,800	Japan Airport Terminal Co., Ltd.	138,310	0.1
2,600	Japan Aviation Electronics Industry Ltd.	48,435	0.0
14,300	Japan Lifeline Co. Ltd.	220,435	0.2
4,200	Japan Medical Dynamic Marketing, Inc.	72,812	0.1
900	Japan System Techniques Co. Ltd.	10,909	0.0
7,100	JBCC Holdings, Inc.	118,280	0.1
3,900	JCR Pharmaceuticals Co. Ltd.	300,529	0.2
2,600	Jeol Ltd.	68,907	0.1
1,000	JFE Systems, Inc.	28,382	0.0
17,200	JGC Holdings Corp.	248,771	0.2
997	JK Holdings Co., Ltd.	5,284	0.0
14,000	Kadokawa Corp.	200,117	0.1
1,469	Kakiyasu Honten Co. Ltd.	29,193	0.0
700	Kamei Corp.	7,992	0.0
9,200	Kanamoto Co., Ltd.	245,954	0.2
37,100	Kanematsu Corp.	451,983	0.3
10,000	Kanto Denka Kogyo Co., Ltd.	88,415	0.1
1,200	Kawasumi Laboratories, Inc.	9,688	0.0
4,700	Keihanshin Building Co. Ltd.	58,780	0.0
5,900	Keiyo Bank Ltd.	37,001	0.0
47	Kenedix Office Investment Corp.	368,201	0.3
20,700	Kenedix, Inc.	112,673	0.1
7,300	KH Neochem Co. Ltd.	177,769	0.1
2,100	Kimura Unity Co., Ltd.	21,479	0.0
5,700	King Co. Ltd.	30,366	0.0
2,400	Kita-Nippon Bank Ltd.	42,326	0.0
100	Kitano Construction Corp.	2,619	0.0
1,200 (1)	KNT-CT Holdings Co., Ltd.	16,883	0.0
1,900	Koatsu Gas Kogyo Co., Ltd.	15,038	0.0
2,800	Kohsoku Corp.	33,452	0.0
1,200	Komaihal Tec, Inc.	19,291	0.0
1,800	KSK Co. Ltd./Inagi	30,436	0.0
9,100	Kumagai Gumi Co., Ltd.	280,554	0.2
1,400	Kurabo Industries Ltd.	32,055	0.0
9,900	Kyorin Co., Ltd.	173,408	0.1
4,070	Kyoritsu Maintenance Co., Ltd.	180,040	0.1
7,100	Kyowa Exeo Corp.	180,638	0.1
5,900	Kyowa Leather Cloth Co., Ltd.	43,121	0.0
6,282	Kyudenko Corp.	205,275	0.1
7,400	Lasertec Corp.	531,957	0.3
2,300 (1)	M&A Capital Partners Co. Ltd.	153,311	0.1
24,000	Maeda Corp.	222,740	0.2
4,900	Makino Milling Machine Co., Ltd.	243,624	0.2
8,900	Mani, Inc.	234,965	0.2
1,600	Marubun Corp.	9,104	0.0
2,500	Maruzen CHI Holdings Co. Ltd.	8,709	0.0
9,400	Matsumotokiyoshi Holdings Co., Ltd.	331,108	0.2
44,300	Mebuki Financial Group, Inc.	112,549	0.1
1,400	Minori Solutions Co., Ltd.	34,933	0.0
9,000	Mirait Holdings Corp.	144,513	0.1
39,500	Mito Securities Co., Ltd.	86,722	0.1
1,100	Mitsubishi Research Institute, Inc.	38,950	0.0
4,300	Miura Co., Ltd.	129,572	0.1
600	Miyazaki Bank Ltd.	15,355	0.0
3,000	Modec, Inc.	82,291	0.1
800	Morishita Jintan Co. Ltd.	14,932	0.0
900	Mory Industries, Inc.	19,169	0.0
1,900	Mutoh Holdings Co., Ltd.	31,599	0.0
1,300	Nadex Co., Ltd.	10,947	0.0
700	Nafco Co., Ltd.	8,381	0.0
1,500	Nagano Bank Ltd.	22,642	0.0
1,700	Nakabayashi Co. Ltd.	8,511	0.0
12,900	Nakano Corp.	59,114	0.0
2,200	Narasaki Sangyo Co. Ltd.	38,789	0.0
1,000	NEC Capital Solutions Ltd.	21,191	0.0
28,000	Net One systems Co., Ltd.	754,896	0.5
9,453	Nichireki Co., Ltd.	112,202	0.1
3,940	Nichirin Co. Ltd.	62,569	0.1
2,300	Nihon Falcom Corp.	26,557	0.0
4,000	Nihon Kohden Corp.	119,671	0.1
4,000	Nihon Unisys Ltd.	132,038	0.1
68	Nippon Accommodations Fund, Inc.	427,872	0.3

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
400	Nippon Chemiphar Co., Ltd.	11,683	0.0
11,545	Nippon Filcon Co., Ltd./Tokyo	56,370	0.0
4,300	Nippon Gas Co., Ltd.	121,714	0.1
900	Nippon Seisen Co., Ltd.	22,943	0.0
5,993	Nippon Shinyaku Co., Ltd.	540,668	0.4
56,800	Nippon Suisan Kaisha Ltd.	325,297	0.2
2,100	Nippon Systemware Co., Ltd.	50,847	0.0
5,900	Nippon Yusen KK	105,994	0.1
142,000	Niraku GC Holdings, Inc.	8,049	0.0
4,900	Nishi-Nippon Financial Holdings, Inc.	36,310	0.0
58,700	Nissan Tokyo Sales Holdings Co., Ltd.	163,541	0.1
13,000	Nisshin Fudosan Co.	60,590	0.0
9,000	Nittetsu Mining Co., Ltd.	377,517	0.2
3,400	NJS Co. Ltd.	52,615	0.0
84,000	North Pacific Bank Ltd.	180,619	0.1
2,000	Nozawa Corp.	12,588	0.0
2,200	NuFlare Technology, Inc.	163,906	0.1
300	Ohsho Food Service Corp.	18,128	0.0
2,200	Oita Bank Ltd.	60,808	0.0
1,600	Okura Industrial Co., Ltd.	29,445	0.0
2,700	Okuwa Co., Ltd.	33,952	0.0
14,100	Open House Co. Ltd.	360,319	0.2
2,500	Optorun Co. Ltd.	75,402	0.1
1,000	Origin Co. Ltd.	13,904	0.0
2,800	Osaki Electric Co., Ltd.	19,387	0.0
2,800	Oyo Corp.	32,079	0.0
8,000	Paltac Corp.	385,804	0.3
16,000	Parker Corp.	71,854	0.1
2,300 (2)	PCA Corp.	81,082	0.1
57,300	Penta-Ocean Construction Co., Ltd.	351,503	0.2
2,975	Persol Holdings Co. Ltd.	57,144	0.0
4,500	Pigeon Corp.	219,682	0.1
32,800	Poletowin Pitcrew Holdings, Inc.	317,563	0.2
19,800	Pressance Corp.	323,558	0.2
1,300	Pronexus, Inc.	15,254	0.0
4,900	Relia, Inc.	63,976	0.1
28,600	Rengo Co., Ltd.	207,380	0.1
900	Rhythm Watch Co. Ltd.	8,435	0.0
800	Ricoh Leasing Co., Ltd.	26,959	0.0
3,500	Riken Technos Corp.	16,570	0.0
23,200	Round One Corp.	299,155	0.2
1,000	Saison Information Systems Co. Ltd.	19,257	0.0
1,100	Sakai Heavy Industries Ltd.	31,754	0.0
1,400	San Holdings, Inc.	14,583	0.0
1,100	San ju San Financial Group, Inc.	17,045	0.0
11,682	San-Ai Oil Co., Ltd.	122,302	0.1
13,800	San-In Godo Bank Ltd.	80,946	0.1
3,200	Sanko Metal Industrial Co. Ltd.	77,638	0.1
1,519	Sankyo Frontier Co. Ltd.	50,155	0.0
5,500	Sankyu, Inc.	279,627	0.2
37,400	Sanwa Holdings Corp.	437,416	0.3
2,100	Sanyo Engineering & Construction, Inc.	14,235	0.0
5,100	Sawai Pharmaceutical Co., Ltd.	287,777	0.2
3,300	Saxa Holdings, Inc.	56,520	0.0
11,100	Scroll Corp.	34,776	0.0
6,800	SCSK Corp.	346,150	0.2
21,700	Seikitokyu Kogyo Co., Ltd.	155,588	0.1
21,900	Seino Holdings Co. Ltd.	281,590	0.2
1,800	Shibaura Mechatronics Corp.	59,875	0.0
14,600	Shiga Bank Ltd.	351,846	0.2
1,900	Shikoku Bank Ltd.	18,110	0.0
20,900	Shinsho Corp.	494,867	0.3
9,800	Ship Healthcare Holdings, Inc.	417,693	0.3
3,100	Shofu, Inc.	48,847	0.0
10,300	Showa Corp.	215,215	0.1
1,700	SK-Electronics Co., Ltd.	34,500	0.0
9,500	Softcreate Holdings Corp.	165,828	0.1
5,769	Soken Chemical & Engineering Co. Ltd.	65,816	0.1
1,400	SPK Corp.	36,603	0.0
10,000	Starts Corp., Inc.	257,902	0.2
5,100	Sumitomo Bakelite Co., Ltd.	211,473	0.1
4,500	Sushiro Global Holdings Ltd.	309,388	0.2
2,000	Suzuken Co., Ltd.	106,788	0.1
27,200	Systena Corp.	390,845	0.3
4,200	Tachikawa Corp.	55,080	0.0
19,900	Tadano Ltd.	180,379	0.1
3,800	Taiko Bank Ltd.	61,167	0.0
1,300	Taiyo Kagaku Co. Ltd.	20,441	0.0
10,000	Taiyo Yuden Co., Ltd.	264,459	0.2
1,500	Takano Co., Ltd.	11,223	0.0
600	Takasago International Corp.	15,058	0.0
15,400	Takasago Thermal Engineering Co., Ltd.	278,606	0.2
1,200	Tanabe Consulting Co. Ltd.	13,798	0.0
2,000	TDC Software Engineering, Inc.	16,497	0.0
800	Techno Medica Co. Ltd.	16,623	0.0
2,680	TechnoPro Holdings, Inc.	164,836	0.1
5,350	THK Co., Ltd.	153,841	0.1
4,400	Tigers Polymer Corp.	25,591	0.0
12,000	TIS, Inc.	727,602	0.5
15,200	TOA Road Corp.	503,072	0.3
46,000	Tochigi Bank Ltd.	96,589	0.1
33,600	Toda Corp.	209,884	0.1
3,100	Togami Electric Manufacturing Co. Ltd.	50,758	0.0
9,600	Toho Bank Ltd.	23,500	0.0
24,300	Tokai Carbon Co., Ltd.	245,403	0.2
277	Tokyo Electron Device Ltd.	5,299	0.0
3,021	Tokyo Kiraboshi Financial Group, Inc.	42,548	0.0
3,490	Tokyo Ohka Kogyo Co., Ltd.	138,216	0.1
18,900	Tokyo Sangyo Co. Ltd.	98,521	0.1
36,800	Tokyo Steel Manufacturing Co., Ltd.	296,266	0.2
6,300	Tokyo Tekko Co., Ltd.	92,160	0.1
1,600	Tomato Bank Ltd.	15,783	0.0
2,000	Tomoku Co., Ltd.	32,049	0.0
29,200	Tomy Co., Ltd.	316,653	0.2
3,400	Tonami Holdings Co., Ltd.	156,904	0.1
2,600	Towa Bank Ltd.	22,076	0.0

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
5,100	Towa Pharmaceutical Co., Ltd.	130,778	0.1
37,600	Toyo Tire & Rubber Co., Ltd.	524,455	0.3
13,300	Tsubaki Nakashima Co. Ltd.	226,395	0.2
3,600	Tsubakimoto Kogyo Co., Ltd.	147,770	0.1
5,200	Uchida Yoko Co., Ltd.	204,340	0.1
900	ULS Group, Inc.	24,497	0.0
2,400	UNIRITA, Inc.	38,767	0.0
12,600	UT Group Co. Ltd.	312,979	0.2
13,200	Utoc Corp.	68,148	0.1
5,100	Warabeya Nichiyo Co., Ltd.	89,784	0.1
4,431	Waseda Academy Co., Ltd.	36,225	0.0
10,304	Watabe Wedding Corp.	55,513	0.0
1,000	Wood One Co., Ltd.	10,600	0.0
2,200	World Holdings Co. Ltd.	36,850	0.0
800	Yamanashi Chuo Bank Ltd.	7,984	0.0
9,200	Yamato Kogyo Co., Ltd.	238,663	0.2
2,100	Yamaya Corp.	40,849	0.0
13,400	Yamazen Corp.	123,720	0.1
2,426	Yashima Denki Co., Ltd.	19,931	0.0
8,750	Yokogawa Bridge Holdings Corp.	160,186	0.1
900	Yossix Co. Ltd.	24,978	0.0
26,376	Yuasa Trading Co., Ltd.	818,258	0.5
2,100	Yushiro Chemical Industry Co., Ltd.	27,674	0.0
2,200	Zaoh Co. Ltd.	30,091	0.0
19,950	Zenkoku Hosho Co. Ltd.	832,892	0.5
6,200 (2)	ZOZO, Inc.	144,416	0.1
		38,326,302	24.2

	Liechtenstein: 0.0%
415	VP Bank AG	64,785	0.0

	Luxembourg: 0.0%
220 (1)	Brederode SA	17,274	0.0

	Malaysia: 0.2%
57,500	AFFIN Bank Bhd	26,679	0.0
10,900 (1)	Allianz Malaysia Bhd	35,999	0.0
35,100	Berjaya Food Bhd	12,505	0.0
57,300 (1)	Country Heights Holdings BHD	18,376	0.0
67,600	Deleum Bhd	16,492	0.0
128,700	I-Bhd	7,084	0.0
247,200 (1)	KSL Holdings BHD	45,553	0.1
69,850	Kumpulan Fima BHD	26,746	0.0
45,600	Lii Hen Industries BHD	33,343	0.0
20,200	Lingkaran Trans Kota Holdings Bhd	22,286	0.0
192,523 (1)	Lion Industries Corp. Bhd	17,688	0.0
934	Malaysian Pacific Industries Bhd	2,392	0.0
210,000	Media Chinese International Ltd.	8,137	0.0
22,800	MKH Bhd	6,922	0.0
1,100	Oriental Holdings BHD	1,711	0.0
88,495	Tropicana Corp. Bhd	17,472	0.0
122,100	Uchi Technologies Bhd	80,605	0.1
16,869	WTK Holdings Bhd	1,933	0.0
		381,923	0.2

	Netherlands: 1.5%
238 (1)	AFC Ajax NV	5,084	0.0
5,128	ASM International NV	517,014	0.3
10,860	ASR Nederland NV	398,112	0.3
3,491 (1)	BE Semiconductor Industries NV	129,421	0.1
7,096 (4)	Euronext NV	572,450	0.4
2,216 (1)	IMCD NV	173,034	0.1
12,473 (4)	Intertrust NV	237,441	0.1
4,581	SBM Offshore NV	78,758	0.1
478,561 (2),(3)	SNS Reaal NV	–	–
4,015	TKH Group NV	205,819	0.1
		2,317,133	1.5

	New Zealand: 0.3%
9,568	Hallenstein Glasson Holdings Ltd.	37,921	0.0
10,892	Kathmandu Holdings Ltd.	21,906	0.0
50,777	NZX Ltd.	41,997	0.1
13,605	PGG Wrightson Ltd.	21,458	0.0
55,451	Summerset Group Holdings Ltd.	233,692	0.2
13,217	Z Energy Ltd.	45,387	0.0
		402,361	0.3

	Norway: 0.9%
4,802	Atea ASA	60,675	0.0
30,549	Kongsberg Gruppen ASA	451,118	0.3
51,237	Kvaerner ASA	65,028	0.1
802	Medistim ASA	13,518	0.0
3,736	Pareto Bank ASA	15,653	0.0
6,351	Selvaag Bolig ASA	35,014	0.0
7,502	Sparebank 1 Nord Norge	58,198	0.0
59,056	SpareBank 1 SMN	636,306	0.4
10,349	Sparebanken Vest	64,371	0.1
		1,399,881	0.9

	Philippines: 0.0%
31,770	Ginebra San Miguel, Inc.	30,268	0.0
88,200	Lopez Holdings Corp.	7,491	0.0
		37,759	0.0

	Poland: 0.0%
400	Amica Wronki SA	12,228	0.0
427	TEN Square Games SA	17,776	0.0
8,287	Zespol Elektrowni Patnow Adamow Konin SA	14,533	0.0
		44,537	0.0

	Portugal: 0.2%
5,397	Semapa-Sociedade de Investimento e Gestao	74,328	0.0
39,303	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	233,666	0.2
		307,994	0.2

	Singapore: 0.9%
27,600	AEM Holdings Ltd.	30,321	0.0
13,581 (1)	Boustead Singapore Ltd.	7,787	0.0
181,200	BreadTalk Group Ltd.	71,185	0.1
26,400	China Aviation Oil Singapore Corp. Ltd.	23,642	0.0
133,000	China Sunsine Chemical Holdings Ltd.	111,254	0.1
282,900	CSE Global Ltd.	109,172	0.1
20,700	Elec & Eltek International Co., Ltd.	31,063	0.0

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: (continued)
408,200	Frasers Logistics & Industrial Trust	377,781	0.3
102,900	Frencken Group Ltd.	52,048	0.0
3	Golden Energy & Resources Ltd.	0	–
8,000	Hanwell Holdings Ltd.	1,352	0.0
66,200	Hi-P International Ltd.	69,732	0.1
16,612	Ho Bee Land Ltd.	28,554	0.0
67,580	Hong Leong Asia Ltd.	30,998	0.0
10,920	Hong Leong Finance Ltd.	21,097	0.0
533,000	IGG, Inc.	348,309	0.2
10,657	Micro-Mechanics Holdings Ltd.	14,100	0.0
16,300	Penguin International Ltd.	7,968	0.0
13,769	Riverstone Holdings Ltd.	9,868	0.0
13,300	Sing Investments & Finance Ltd.	13,861	0.0
24,100	Stamford Land Corp. Ltd.	8,680	0.0
78,392	Tai Sin Electric Ltd.	19,880	0.0
83,500	Tiong Woon Corp. Holding Ltd.	22,402	0.0
4,400	Venture Corp. Ltd.	51,038	0.0
		1,462,092	0.9

	South Africa: 0.3%
158,675	Alviva Holdings Ltd.	151,739	0.1
46,167 (1)	ArcelorMittal South Africa Ltd.	5,377	0.0
10,764	DataTec Ltd.	25,581	0.0
44,762	Metair Investments Ltd.	72,725	0.1
1,883	MiX Telematics Ltd. ADR	23,707	0.0
32,074	Raubex Group Ltd.	41,455	0.0
5,821	Reinet Investments SCA	109,239	0.1
		429,823	0.3

	South Korea: 3.0%
6,004	AfreecaTV Co. Ltd.	380,668	0.3
432	Asia Holdings Co., Ltd.	41,772	0.1
50	Dae Han Flour Mills Co. Ltd.	6,597	0.0
5,728	Daewon Co. Ltd.	59,178	0.1
20,399	Daewon San Up Co. Ltd.	96,018	0.1
4,212	Dongil Industries Co. Ltd.	206,958	0.1
6,520	Douzone Bizon Co. Ltd.	411,333	0.3
2,869 (1)	F&F Co. Ltd.	247,253	0.2
19,993 (1)	Fine Semitech Corp.	120,744	0.1
1,300 (1)	Fursys, Inc.	34,694	0.0
174	Geumhwa PSC Co. Ltd.	4,383	0.0
2,065	GIIR, Inc.	12,123	0.0
1,501	GS Home Shopping, Inc.	191,884	0.1
3,453	Hankook Tire & Technology Co. Ltd.	92,075	0.1
9,600	Huneed Technologies	57,277	0.1
2,040	IDIS Holdings Co. Ltd.	22,794	0.0
1,902	InnoWireless, Inc.	48,937	0.0
5,550	JB Financial Group Co. Ltd.	25,466	0.0
7,628	Jeju Bank	26,276	0.0
3,397	JLS Co. Ltd.	22,745	0.0
7,972	KISCO Corp.	31,730	0.0
2,924	Korea Aerospace Industries Ltd.	95,444	0.1
1,480	Korea Airport Service Co. Ltd.	49,600	0.0
9,565	Korea United Pharm, Inc.	159,062	0.1
5,784	KT Hitel Co. Ltd.	30,507	0.0
3,030	KT Skylife Co. Ltd.	22,638	0.0
2,451	Kyeryong Construction Industrial Co., Ltd.	45,726	0.0
3,470	LEADCORP, Inc./The	16,765	0.0
1,996	LF Corp.	33,674	0.0
3,756	Maeil Dairies Co. Ltd.	284,877	0.2
3,269	Maeil Holdings Co. Ltd.	31,584	0.0
49,562	Meritz Securities Co. Ltd.	191,605	0.1
218	Mi Chang Oil Industrial Co. Ltd.	14,934	0.0
1,063	Multicampus Co. Ltd.	32,990	0.0
19,069	Nexen Tire Corp.	153,248	0.1
19,381	Partron Co. Ltd.	196,534	0.1
1,063	Protec Co. Ltd.	16,312	0.0
2,321	Pureun Mutual Savings Bank	16,282	0.0
1,138	RedcapTour Co. Ltd.	15,665	0.0
4,189	Rsupport Co. Ltd.	10,310	0.0
887	S&T Holdings Co. Ltd.	12,009	0.0
613	Sam Jung Pulp Co. Ltd.	17,162	0.0
8,006	Sam Young Electronics Co. Ltd.	60,066	0.1
556	Samwonsteel Co. Ltd.	1,352	0.0
8,361	SFA Engineering Corp.	299,641	0.2
412	Shinyoung Securities Co. Ltd.	19,547	0.0
9,965	SL Corp.	179,645	0.1
4,867	Soulbrain Co. Ltd.	314,873	0.2
126	Taekwang Industrial Co. Ltd.	118,804	0.1
4,910	Telechips, Inc.	52,729	0.0
4,014	UIL Co. Ltd.	17,660	0.0
2,945	Uju Electronics Co. Ltd.	20,261	0.0
4,884	Visang Education, Inc.	34,481	0.0
1,756	YAS Co. Ltd./Korea	34,993	0.0
622	Yesco Holdings Co. Ltd.	19,701	0.0
4,602	Yoosung Enterprise Co. Ltd.	10,798	0.0
2,123	Zeus Co. Ltd.	21,680	0.0
		4,794,064	3.0

	Spain: 1.8%
17,474	Almirall SA	328,198	0.2
14,578	Applus Services SA	176,167	0.1
529 (1)	Atento SA	1,587	0.0
11,776	Atlantica Yield plc	282,742	0.2
24,754	Bankinter S.A.	171,444	0.1
14,973	Cia de Distribucion Integral Logista Holdings SA	313,939	0.2
101,419	Faes Farma SA	582,812	0.4
17,129	Masmovil Ibercom SA	396,598	0.3
23,365	Melia Hotels International SA	190,522	0.1
25,147	Merlin Properties Socimi SA	370,185	0.2
		2,814,194	1.8

	Sweden: 2.6%
306	Bergman & Beving AB	2,677	0.0
2,249	Betsson AB	11,078	0.0
3,827	BioGaia AB	145,816	0.1
39,710	Biotage AB	410,210	0.3
99,784	Bredband2 i Skandinavien AB	12,463	0.0
7,593	Bure Equity AB	117,364	0.1
5,764	Cellavision AB	164,461	0.1
36,476 (4)	Dometic Group AB	338,652	0.2
29,724 (1),(2)	Embracer Group AB	202,250	0.1
1,779 (1)	Enea AB	30,032	0.0
12,291 (1)	Enlabs AB	33,109	0.0
7,517	Eolus Vind AB	80,497	0.1
15,280 (4)	Evolution Gaming Group AB	365,463	0.3

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: (continued)
87	Ferronordic AB	1,312	0.0
8,763	Getinge AB	149,817	0.1
9,974 (2)	GHP Specialty Care AB	18,457	0.0
3,207	Gunnebo AB	8,040	0.0
6,024	Humana AB	36,172	0.0
4,094	ITAB Shop Concept AB	7,759	0.0
9,388	KNOW IT AB	184,797	0.1
9,010	Loomis AB	348,862	0.2
1,281	NP3 Fastigheter AB	13,214	0.0
25,962	Peab AB	218,923	0.2
194	RaySearch Laboratories AB	3,114	0.0
34,587 (4)	Resurs Holding AB	203,687	0.1
156,091	Rottneros AB	174,928	0.1
1,195	Sectra AB	39,789	0.0
3,012	Semcon AB	18,589	0.0
53,929	SSAB AB Class B	135,859	0.1
2,029	SwedenCare AB	16,222	0.0
2,024	Tethys Oil AB	15,414	0.0
6,616	Vitrolife AB	103,226	0.1
32,826	Wihlborgs Fastigheter AB	496,667	0.3
		4,108,920	2.6

	Switzerland: 5.9%
4,454 (1)	Adecco Group AG	264,773	0.2
111 (1)	Barry Callebaut AG	234,576	0.1
740	Bucher Industries AG	229,046	0.1
448	Calida Holding AG	14,759	0.0
21	Carlo Gavazzi Holding AG	5,641	0.0
5,580	Cembra Money Bank AG	591,734	0.4
13,938	Coca-Cola HBC AG	424,395	0.3
76	Coltene Holding AG	6,223	0.0
3,062	Dufry Group	266,319	0.2
155	Fenix Outdoor International AG	14,488	0.0
191	Forbo Holding AG	304,357	0.2
236	Georg Fischer AG	225,392	0.1
1,569	Helvetia Holding AG	220,393	0.1
4,741	Julius Baer Group Ltd.	209,949	0.1
16,585	Logitech International SA	680,766	0.4
9	Metall Zug AG	18,067	0.0
2,028	Mikron Holding AG	13,938	0.0
17,955	OC Oerlikon Corp. AG	184,257	0.1
3,461	PSP Swiss Property AG	458,115	0.3
472	Straumann Holding AG	421,723	0.3
2,583	Sulzer AG	261,225	0.2
3,365	Swiss Life Holding AG	1,685,250	1.1
3,025	Swissquote Group Holding SA	131,968	0.1
5,997	Tecan Group AG	1,418,767	0.9
282	Thurgauer Kantonalbank	30,301	0.0
1,310	Tornos Holding AG	8,884	0.0
418	Valora Holding AG	119,714	0.1
84	Vetropack Holding AG	227,775	0.2
5,977	Vontobel Holding AG	348,481	0.2
7,087 (1),(4)	Wizz Air Holdings PLC	350,953	0.2
		9,372,229	5.9

	Taiwan: 1.0%
55,000 (1)	Airmate Cayman International Co. Ltd.	56,202	0.0
19,000 (1)	Anpec Electronics Corp.	46,370	0.0
22,062 (1)	Apacer Technology, Inc.	23,649	0.0
33,000	Chenbro Micom Co. Ltd.	82,733	0.1
40,000	Chia Chang Co. Ltd.	50,475	0.0
17,000	Chroma ATE, Inc.	84,526	0.1
75,200	Coretronic Corp.	97,144	0.1
41,000	First Insurance Co. Ltd./The	19,043	0.0
73,000	Founding Construction & Development Co. Ltd.	38,832	0.0
30,000	Global Mixed Mode Technology, Inc.	124,932	0.1
17,090	Hotung Investment Holdings Ltd.	19,345	0.0
22,800	Hsing TA Cement Co.	13,735	0.0
32,000	Hung Poo Real Estate Development Corp. Ltd.	23,377	0.0
13,000	Jarllytec Co. Ltd.	30,054	0.0
23,000	Kedge Construction Co. Ltd.	28,027	0.0
33,000	La Kaffa International Co. Ltd.	178,451	0.1
49,000	Long Da Construction & Development Corp.	24,925	0.0
10,000	Lumax International Corp., Ltd.	26,301	0.0
93,000	President Securities Corp.	40,313	0.0
14,000	Rafael Microelectronics, Inc.	84,481	0.1
81,500	San Far Property Ltd.	62,533	0.1
19,000	Sinher Technology, Inc.	26,233	0.0
29,700	Sweeten Real Estate Development Co. Ltd.	22,235	0.0
227,850	Taiwan Business Bank	96,052	0.1
32,919	Taiwan Fire & Marine Insurance Co. Ltd.	22,210	0.0
26,000	Taiwan Surface Mounting Technology Co. Ltd.	84,999	0.1
114,000	Tsann Kuen Enterprise Co., Ltd.	64,789	0.1
32,000	Unitech Computer Co. Ltd.	23,230	0.0
21,000	Wah Lee Industrial Corp.	37,234	0.0
49,000	Winstek Semiconductor Co. Ltd.	43,156	0.0
4,000	Zeng Hsing Industrial Co. Ltd.	17,447	0.0
		1,593,033	1.0

	Thailand: 0.8%
119,765	Lanna Resources PCL	33,517	0.0
9,416	Thai Rayon PCL	9,472	0.0
671,900	Thanachart Capital PCL	1,179,828	0.8
		1,222,817	0.8

	Turkey: 0.1%
16,473 (1)	Aksigorta AS	14,218	0.0
423,599 (1)	Albaraka Turk Katilim Bankasi AS	90,276	0.1
6,901	Yeni Gimat Gayrimenkul Ortakligi AS	13,398	0.0
		117,892	0.1

	United Kingdom: 11.9%
137	4imprint Group PLC	5,271	0.0
12,396	Abcam PLC	186,906	0.1
19,968 (1)	Aggreko PLC	204,713	0.1
62,059	Ashmore Group PLC	374,321	0.2
17,064 (1)	Augean PLC	35,366	0.0
46,159 (4)	Auto Trader Group PLC	336,329	0.2
44,133 (4)	Avast PLC	236,969	0.1
5,852	AVEVA Group PLC	317,090	0.2
111,883	B&M European Value Retail SA	536,747	0.3
37,967	Beazley PLC	288,562	0.2
11,181	Begbies Traynor Group PLC	12,818	0.0

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
5,216	Bellway PLC	213,489	0.1
108,848 (1)	Cairn Energy PLC	251,498	0.2
2,399	Character Group PLC/The	11,995	0.0
111,123	Cineworld Group PLC	320,209	0.2
25,852	Clinigen Group Plc	278,238	0.2
175,305	Coats Group PLC	161,909	0.1
4,847 (1)	Codemasters Group Holdings PLC	14,284	0.0
31,582	Computacenter PLC	558,887	0.4
15,126	Consort Medical PLC	143,033	0.1
57,588 (4)	ConvaTec Group PLC	147,122	0.1
6,228	Cranswick PLC	250,414	0.2
5,046	D4t4 Solutions PLC	15,459	0.0
40,148	Dart Group PLC	657,874	0.4
139,746	Drax Group PLC	537,241	0.3
42,684	Electrocomponents PLC	376,607	0.2
55,808	Elementis PLC	107,397	0.1
1,287	EMIS Group PLC	17,938	0.0
2,443	Fevertree Drinks PLC	58,867	0.0
14,872	Finsbury Food Group PLC	15,893	0.0
18,909 (1),(2)	FLEX LNG Ltd.	175,344	0.1
4,563	Focusrite PLC	32,745	0.0
6,838	Games Workshop Group PLC	395,948	0.3
52,698 (1)	Gem Diamonds Ltd.	42,596	0.0
10,729	Genus PLC	403,103	0.3
9,748	Go-Ahead Group PLC	258,013	0.2
6,378	Greggs PLC	146,702	0.1
27,830 (1)	GVC Holdings PLC	321,068	0.2
75,882	Hansteen Holdings PLC	100,758	0.1
590	Hargreaves Services PLC	1,811	0.0
108,891	Hays PLC	221,601	0.1
2,445	Headlam Group PLC	15,266	0.0
21,767	Hikma Pharmaceuticals PLC	566,875	0.4
13,882	Hill & Smith Holdings PLC	235,566	0.2
55	Hudson Ltd.	683	0.0
27,424	Hunting PLC	140,145	0.1
122,053	Indivior PLC	61,818	0.1
22,327	Intermediate Capital Group PLC	429,700	0.3
22,363	Investec PLC - INVP - GBP	126,786	0.1
4,768	J D Wetherspoon PLC	90,358	0.1
3,296	James Fisher & Sons PLC	82,999	0.1
94,611	JD Sports Fashion PLC	941,147	0.6
10,345	Johnson Service Group PLC	23,826	0.0
644	Judges Scientific PLC	36,705	0.0
6,152	Kainos Group PLC	40,483	0.0
11,482	Keller Group PLC	77,146	0.0
4,255	Keystone Law Group PLC	27,614	0.0
60,874	Kromek Group PLC	15,968	0.0
101,308	LondonMetric Property PLC	304,190	0.2
709	Luxfer Holdings PLC	11,954	0.0
71,054	Marston's PLC	113,485	0.1
2,335	Mattioli Woods PLC	21,929	0.0
20,629	Mcbride PLC	18,932	0.0
33,780	Meggitt PLC	273,326	0.2
10,083	Miton Group PLC	7,184	0.0
10,666	Moneysupermarket.com Group PLC	47,460	0.0
3,239	Morgan Sindall PLC	53,704	0.1
80,963	National Express Group PLC	468,165	0.3
12,386	Nomad Foods Ltd.	241,651	0.2
150,207	OneSavings Bank PLC	700,681	0.4
40,963	Pagegroup PLC	236,019	0.1
2,383	PayPoint PLC	28,214	0.0
140,288	Pendragon PLC	26,023	0.0
9,932	Pets at Home Group Plc	26,529	0.0
6,586	Polar Capital Holdings PLC	42,997	0.0
78,282	QinetiQ PLC	319,129	0.2
18,621	Rank Group PLC	58,734	0.1
38,234	Reach PLC	48,734	0.0
58,307	Redrow PLC	454,553	0.3
78,143	Restaurant Group PLC	137,603	0.1
2,983	Robert Walters PLC	20,479	0.0
53,286	Safestore Holdings PLC	483,515	0.3
6,197	SDL PLC	42,545	0.0
17,592	Shield Therapeutics PLC	41,588	0.0
54,365	Softcat PLC	662,571	0.4
21,050	Speedy Hire PLC	14,670	0.0
20,407	Spirent Communications PLC	52,551	0.1
7,266	SSP Group Plc	59,917	0.0
68,776	Stock Spirits Group PLC	182,368	0.1
40,600	Synthomer PLC	146,581	0.1
47,285	Tate & Lyle PLC	412,435	0.3
37,447 (1),(4)	Trainline PLC	202,032	0.1
43,042	TP ICAP PLC	191,386	0.1
55,094	Tyman PLC	151,653	0.1
4,125	U & I Group PLC	7,405	0.0
3,657	Ultra Electronics Holdings PLC	92,368	0.1
30,045	Unite Group PLC	437,597	0.3
36,615	Vertu Motors PLC	19,588	0.0
50,088	Vesuvius PLC	259,137	0.2
168	Vitec Group PLC	2,731	0.0
20,089	XLMedia PLC	14,117	0.0
3,585	YouGov PLC	25,030	0.0
		18,849,680	11.9

	United States: 0.4%
5,461 (1)	Allot Ltd.	42,596	0.0
22,405 (1)	Atlantic Power Corp.	52,223	0.1
1,411	AudioCodes Ltd.	29,828	0.0
7,362	Nova Measuring Instruments Ltd.	246,701	0.2
6,193	Osmotica Pharmaceuticals PLC	27,435	0.0
–	Pieris Pharmaceuticals, Inc.	–	–
25,788	Viemed Healthcare, Inc.	208,325	0.1
		607,108	0.4

	Total Common Stock (Cost $141,357,879)	153,284,048	96.7

EXCHANGE-TRADED FUNDS: 0.8%
30,214	Vanguard FTSE Developed Markets ETF	1,281,074	0.8

	Total Exchange-Traded Funds (Cost $1,274,170)	1,281,074	0.8

PREFERRED STOCK: 0.5%
	Germany: 0.5%
11,528 (1)	Draegerwerk AG & Co. KGaA	675,645	0.5
212 (1)	Einhell Germany AG	13,288	0.0

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Germany: (continued)
50 (1)	KSB SE & Co. KGaA	15,423	0.0
180 (1)	STO AG	19,674	0.0
3,718 (1)	Villeroy & Boch AG	58,262	0.0
		782,292	0.5

	South Africa: 0.0%
776	Absa Bank Ltd.	38,003	0.0

	Sweden: 0.0%
384	Akelius Residential Property AB	13,925	0.0
571 (1)	Corem Property Group AB	21,703	0.0
		35,628	0.0

	United Kingdom: 0.0%
371,322 (1)	Mcbride PLC - B Shares	481	0.0

	Total Preferred Stock (Cost $788,694)	856,404	0.5

RIGHTS: –%
	Australia: –%
6,859 (1)	Costa Group Holdings Ltd	–	–

	Total Rights (Cost $–)	–	–

	Total Long-Term Investments (Cost $143,420,743)	155,421,526	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Repurchase Agreements: 1.2%
1,000,000 (5)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,020,050, due 11/07/19-09/09/49)	1,000,000	0.6
928,802 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/19, 1.74%, due 11/01/19 (Repurchase Amount $928,846, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $947,378, due 01/02/20-09/01/49)	928,802	0.6
		1,928,802	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
3,578,176 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%
	(Cost $3,578,176)	3,578,176	2.3

	Total Short-Term Investments (Cost $5,506,978)	5,506,978	3.5

	Total Investments in Securities (Cost $148,927,721)	$160,928,504	101.5
	Liabilities in Excess of Other Assets	(2,406,755)	(1.5)
	Net Assets	$158,521,749	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

27

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Australia: 0.5%
943	BHP Group Ltd.	$23,115	0.5

	France: 6.2%
931	AXA S.A.	24,645	0.6
624	Cie de Saint-Gobain	25,414	0.6
1,461	Engie SA	24,464	0.6
85 (1)	L'Oreal S.A.	24,825	0.6
59	LVMH Moet Hennessy Louis Vuitton SE	25,196	0.6
1,500	Orange SA	24,142	0.5
252	Sanofi	23,231	0.5
273	Schneider Electric SE	25,373	0.6
866	Societe Generale	24,628	0.6
453	Total SA	23,950	0.5
861	Vivendi SA	23,977	0.5
		269,845	6.2

	Germany: 5.8%
102	Allianz SE	24,911	0.6
346	BASF SE	26,303	0.6
332	Bayer AG	25,755	0.6
478	Daimler AG	27,940	0.6
3,172	Deutsche Bank AG	23,003	0.5
1,391	Deutsche Telekom AG	24,475	0.6
2,383	E.ON AG	24,031	0.6
91	Muenchener Rueckversicherungs-Gesellschaft AG	25,283	0.6
763	RWE AG	23,252	0.5
224	Siemens AG	25,850	0.6
		250,803	5.8

	Japan: 4.9%
600	Bridgestone Corp.	24,930	0.6
900	Canon, Inc.	24,696	0.6
900	Honda Motor Co., Ltd.	24,349	0.6
4,400	Mitsubishi UFJ Financial Group, Inc.	22,811	0.5
3,500	Nissan Motor Co., Ltd.	22,087	0.5
2,800	Panasonic Corp.	23,532	0.5
600	Seven & I Holdings Co., Ltd.	22,668	0.5
400	Sony Corp.	24,348	0.6
300	Toyota Motor Corp.	20,814	0.5
		210,235	4.9

	Netherlands: 2.2%
2,276	ING Groep NV	25,772	0.6
492	Koninklijke Philips NV	21,586	0.5
806	Royal Dutch Shell PLC - Class A	23,364	0.6
389	Unilever NV	22,993	0.5
		93,715	2.2

	South Korea: 0.6%
567	Samsung Electronics Co., Ltd.	24,506	0.6

	Spain: 2.2%
4,572	Banco Bilbao Vizcaya Argentaria SA	24,080	0.6
5,900	Banco Santander SA	23,690	0.5
1,516	Repsol SA	24,983	0.6
3,091	Telefonica S.A.	23,737	0.5
		96,490	2.2

	Switzerland: 3.9%
1,208	ABB Ltd.	25,368	0.6
1,924	Credit Suisse Group AG	23,815	0.6
216	Nestle SA	23,108	0.5
271	Novartis AG	23,679	0.5
81	Roche Holding AG	24,377	0.6
224	Swiss Re Ltd.	23,495	0.5
2,089	UBS Group AG	24,724	0.6
		168,566	3.9

	United Kingdom: 7.5%
1,034	Anglo American PLC	26,612	0.6
258	AstraZeneca PLC	25,160	0.6
4,866	Aviva PLC	26,228	0.6
12,764	Barclays PLC	27,686	0.6
3,701	BP PLC	23,469	0.5
580	Diageo PLC	23,740	0.6
1,120	GlaxoSmithKline PLC	25,654	0.6
3,074	HSBC Holdings PLC	23,224	0.5
2,146	National Grid PLC	25,092	0.6
1,321	Prudential PLC	23,074	0.5
457	Rio Tinto PLC	23,792	0.6
2,798	Standard Chartered PLC	25,389	0.6
11,757	Vodafone Group PLC	23,993	0.6
		323,113	7.5

	United States: 64.7%
419	3M Co.	69,131	1.6
831	Abbott Laboratories	69,480	1.6
55 (1)	Alphabet, Inc. - Class C	69,306	1.6
39 (1)	Amazon.com, Inc.	69,290	1.6
308	American Tower Corp.	67,169	1.6
353	Aon PLC	68,185	1.6
312	Apple, Inc.	77,613	1.8
1,378	Bristol-Myers Squibb Co.	79,056	1.8
544	Caterpillar, Inc.	74,963	1.7
572	Chevron Corp.	66,432	1.5
994	Citigroup, Inc.	71,429	1.7
1,266	Coca-Cola Co.	68,908	1.6
945	Colgate-Palmolive Co.	64,827	1.5
980	DowDuPont, Inc.	64,592	1.5
1,070	Emerson Electric Co.	75,060	1.7
968	Exxon Mobil Corp.	65,408	1.5
7,516	Ford Motor Co.	64,562	1.5
7,616	General Electric Co.	76,008	1.8
330	Goldman Sachs Group, Inc.	70,415	1.6
411	Honeywell International, Inc.	70,992	1.7
3,730	HP, Inc.	64,790	1.5
1,352	Intel Corp.	76,429	1.8
479	International Business Machines Corp.	64,057	1.5
533	Johnson & Johnson	70,377	1.6
1,579	Johnson Controls International plc	68,418	1.6
587	JPMorgan Chase & Co.	73,328	1.7
490	Kimberly-Clark Corp.	65,111	1.5
685	Marsh & McLennan Cos., Inc.	70,980	1.6
323	McDonald's Corp.	63,534	1.5
819	Merck & Co., Inc.	70,975	1.6
492	Microsoft Corp.	70,538	1.6

See Accompanying Notes to Financial Statements

28

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
1,612	Morgan Stanley	74,233	1.7
745	Nike, Inc.	66,715	1.6
506	PepsiCo, Inc.	69,408	1.6
1,920	Pfizer, Inc.	73,670	1.7
912	Philip Morris International, Inc.	74,273	1.7
553	Procter & Gamble Co.	68,854	1.6
536	Texas Instruments, Inc.	63,243	1.5
500	United Technologies Corp.	71,790	1.7
581	Walmart, Inc.	68,128	1.6
		2,791,677	64.7

	Total Common Stock (Cost $3,673,369)	4,252,065	98.5

EXCHANGE-TRADED FUNDS: 1.3%
1,130	iShares Global 100 ETF	57,539	1.3

	Total Exchange-Traded Funds (Cost $55,933)	57,539	1.3

	Total Long-Term Investments (Cost $3,729,302)	4,309,604	99.8

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
12,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690% (Cost $12,000)	12,000	0.3

	Total Short-Term Investments (Cost $12,000)	12,000	0.3

	Total Investments in Securities (Cost $3,741,302)	$4,321,604	100.1
	Liabilities in Excess of Other Assets	(4,441)	(0.1)
	Net Assets	$4,317,163	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

29

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Australia: 3.2%
7,533	AGL Energy Ltd.	$102,830	0.2
65,389	Aurizon Holdings Ltd.	266,019	0.5
11,423	BHP Group Ltd.	280,006	0.5
19,944	Coca-Cola Amatil Ltd.	139,960	0.2
13,827	Crown Resorts Ltd.	118,783	0.2
937	Macquarie Group Ltd.	86,520	0.1
9,517	Newcrest Mining Ltd.	207,741	0.4
6,863	Rio Tinto Ltd.	429,165	0.7
3,603	Sonic Healthcare Ltd.	70,961	0.1
24,395	Sydney Airport	147,747	0.3
		1,849,732	3.2

	Belgium: 0.3%
2,282 (1)	UCB S.A.	183,927	0.3

	Canada: 4.7%
3,492	Bank of Nova Scotia	200,278	0.4
7,152	BCE, Inc.	339,273	0.6
4,261	Canadian Imperial Bank of Commerce - XTSE	363,338	0.6
7,167	CI Financial Corp.	104,314	0.2
4,600	Empire Co. Ltd.	122,134	0.2
6,256	Great-West Lifeco, Inc.	152,137	0.3
1,696	iA Financial Corp., Inc.	81,677	0.2
1,474	Kirkland Lake Gold Ltd.	69,218	0.1
5,843	National Bank Of Canada	301,755	0.5
5,520	Open Text Corp.	223,046	0.4
1,663	Rogers Communications, Inc.	78,295	0.1
8,718	TELUS Corp.	310,104	0.5
3,873	Waste Connections, Inc.	357,865	0.6
		2,703,434	4.7

	China: 0.4%
75,000	BOC Hong Kong Holdings Ltd.	257,672	0.4

	Denmark: 1.2%
1,455 (1)	Carlsberg A/S	204,899	0.3
1,592 (1)	H Lundbeck A/S	54,400	0.1
8,056	Novo Nordisk A/S	442,989	0.8
		702,288	1.2

	Finland: 0.8%
1,753	Neste OYJ	63,340	0.1
1,951 (1)	Orion Oyj	86,555	0.2
7,593	Sampo OYJ	311,160	0.5
		461,055	0.8

	France: 2.1%
4,860	Alstom SA	210,259	0.4
3,556	Edenred	187,429	0.3
951 (1)	Eiffage SA	102,143	0.2
7,529	Getlink SE	126,117	0.2
19,119	Orange SA	307,711	0.5
5,951	Societe Generale	169,240	0.3
996 (1)	Sodexo SA	109,529	0.2
		1,212,428	2.1

	Germany: 1.1%
539 (1)	Allianz SE	131,636	0.2
4,784 (1)	Deutsche Lufthansa AG	82,874	0.2
8,767	Deutsche Post AG	310,572	0.5
37,381	Telefonica Deutschland Holding AG	118,611	0.2
		643,693	1.1

	Guernsey: 0.5%
4,606	Amdocs Ltd.	300,311	0.5

	Hong Kong: 1.1%
36,000	CK Hutchison Holdings Ltd.	332,391	0.6
72,000	HKT Trust / HKT Ltd.	112,008	0.2
1,400	Jardine Matheson Holdings Ltd.	79,815	0.1
17,500	Power Assets Holdings Ltd.	124,882	0.2
		649,096	1.1

	Israel: 0.3%
24,033	Bank Leumi Le-Israel BM	175,062	0.3

	Italy: 0.9%
17,306 (1),(2)	Poste Italiane SpA	210,206	0.4
62,306	Snam SpA	319,873	0.5
		530,079	0.9

	Japan: 8.5%
7,100	ANA Holdings, Inc.	243,803	0.4
13,000	Canon, Inc.	356,717	0.6
1,300	Central Japan Railway Co.	266,674	0.5
7,000	Fuji Film Holdings Corp.	307,316	0.5
300	Hikari Tsushin, Inc.	65,759	0.1
9,700	Japan Airlines Co. Ltd.	302,272	0.5
3,700	Kamigumi Co., Ltd.	83,661	0.2
2,800	Konami Holdings Corp.	122,917	0.2
1,200	Kyocera Corp.	78,728	0.1
3,500	Kyushu Railway Co.	115,632	0.2
3,000	Medipal Holdings Corp.	68,543	0.1
1,800	MEIJI Holdings Co., Ltd.	129,740	0.2
3,100	Mitsubishi Corp.	78,847	0.1
9,000	MS&AD Insurance Group Holdings, Inc.	290,621	0.5
2,600	Nippon Electric Glass Co., Ltd.	58,569	0.1
4,600	Nippon Telegraph & Telephone Corp.	228,358	0.4
2,200	NTT DoCoMo, Inc.	60,313	0.1
15,700	ORIX Corp.	246,724	0.4
2,400	Sankyo Co., Ltd.	83,994	0.2
11,100	Seiko Epson Corp.	156,966	0.3
16,300	Sekisui House Ltd.	351,499	0.6
7,900	Softbank Corp.	108,367	0.2
21,700	Sumitomo Corp.	352,460	0.6
3,200	Sumitomo Mitsui Financial Group, Inc.	113,610	0.2
4,000	Sundrug Co., Ltd.	132,363	0.2
1,600	Suzuken Co., Ltd.	85,430	0.2
68	United Urban Investment Corp.	137,185	0.3
3,500	West Japan Railway Co.	304,116	0.5
		4,931,184	8.5

	Netherlands: 3.1%
8,771 (2)	ABN AMRO Bank NV	163,492	0.3
22,571	ING Groep NV	255,582	0.4

See Accompanying Notes to Financial Statements

30

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: (continued)
19,324	Koninklijke KPN NV	59,989	0.1
7,939	NN Group NV	302,928	0.5
20,473	Royal Dutch Shell PLC - Class A	593,475	1.0
7,325	Unilever NV	432,957	0.8
		1,808,423	3.1

	New Zealand: 0.1%
23,303	Spark New Zealand Ltd.	66,848	0.1

	Norway: 0.8%
10,616	Mowi ASA	259,157	0.5
11,152 (1)	Orkla ASA	107,191	0.2
4,167	Telenor ASA	77,989	0.1
		444,337	0.8

	Singapore: 0.8%
64,300	ComfortDelgro Corp., Ltd.	108,582	0.2
18,000	SATS Ltd.	66,753	0.1
21,000	Singapore Exchange Ltd.	137,876	0.2
29,100	Singapore Technologies Engineering Ltd.	85,244	0.2
82,100	Yangzijiang Shipbuilding Holdings Ltd.	57,477	0.1
		455,932	0.8

	Spain: 2.0%
1,003 (1),(2)	Aena SME SA	184,113	0.3
4,811 (1)	Amadeus IT Group SA	355,909	0.6
8,043	Enagas	199,021	0.3
11,470	Ferrovial SA - FERE	338,402	0.6
10,824	Telefonica S.A.	83,120	0.2
		1,160,565	2.0

	Switzerland: 2.6%
4,003	Nestle SA	428,247	0.7
2,135	Roche Holding AG	642,541	1.1
1,150	Zurich Insurance Group AG	450,455	0.8
		1,521,243	2.6

	United Kingdom: 5.0%
21,781 (2)	Auto Trader Group PLC	158,703	0.3
32,099	Aviva PLC	173,016	0.3
47,727	Barclays PLC	103,524	0.2
19,328	Barratt Developments PLC	158,061	0.3
73,141	BT Group PLC	194,106	0.3
10,816	Compass Group PLC	287,967	0.5
40,291	Direct Line Insurance Group PLC	142,057	0.2
23,530	Evraz PLC	112,285	0.2
21,211	GlaxoSmithKline PLC	485,838	0.8
100,756	Legal & General Group PLC	344,419	0.6
51,209	Marks & Spencer Group PLC	120,638	0.2
12,179	Persimmon PLC	359,236	0.6
31,071	Royal Bank of Scotland Group PLC	85,888	0.2
77,081	Vodafone Group PLC	157,301	0.3
		2,883,039	5.0

	United States: 60.2%
6,388	AbbVie, Inc.	508,165	0.9
894	Accenture PLC	165,765	0.3
7,248	Aflac, Inc.	385,304	0.7
1,942	Air Products & Chemicals, Inc.	414,151	0.7
1,439	Allison Transmission Holdings, Inc.	62,755	0.1
2,219	Allstate Corp.	236,146	0.4
10,296	Altria Group, Inc.	461,158	0.8
3,395	Ameren Corp.	263,792	0.5
1,792	Amgen, Inc.	382,144	0.7
24,430	Annaly Capital Management, Inc.	219,381	0.4
9,951	Apple Hospitality REIT, Inc.	163,992	0.3
17,337	AT&T, Inc.	667,301	1.1
1,348	Avnet, Inc.	53,327	0.1
6,740	Bank of America Corp.	210,760	0.4
12,011	BGC Partners, Inc.	62,457	0.1
4,488	Booz Allen Hamilton Holding Corp.	315,821	0.5
2,708 (3)	Brinker International, Inc.	120,371	0.2
8,482	Bristol-Myers Squibb Co.	486,612	0.8
2,612	Broadridge Financial Solutions, Inc. ADR	327,075	0.6
586	Camden Property Trust	67,021	0.1
395	Carlisle Cos., Inc.	60,147	0.1
5,559	CDK Global, Inc.	280,952	0.5
771	CDW Corp.	98,619	0.2
366	Chemed Corp.	144,171	0.2
4,637	Chevron Corp.	538,541	0.9
6,350	Chimera Investment Corp.	128,651	0.2
4,921 (3)	Cinemark Holdings, Inc.	180,109	0.3
12,320	Cisco Systems, Inc.	585,323	1.0
850	Citigroup, Inc.	61,081	0.1
3,268	Citrix Systems, Inc.	355,754	0.6
5,141	CMS Energy Corp.	328,613	0.6
1,084	Columbia Sportswear Co.	98,048	0.2
2,813	Comerica, Inc.	184,026	0.3
4,734	CoreCivic, Inc.	72,241	0.1
987	CSX Corp.	69,356	0.1
2,758	Darden Restaurants, Inc.	309,641	0.5
1,897	DTE Energy Co.	241,526	0.4
2,202	Eaton Corp. PLC	191,816	0.3
3,915	Eli Lilly & Co.	446,114	0.8
946	Encompass Health Corp.	60,563	0.1
20,720	Equitrans Midstream Corp.	288,422	0.5
359	Everest Re Group Ltd.	92,295	0.2
4,480	Evergy, Inc.	286,317	0.5
1,707	Exelon Corp.	77,651	0.1
2,593	Expedia Group, Inc.	354,359	0.6
1,618	Exxon Mobil Corp.	109,328	0.2
432	Federal Realty Investment Trust	58,756	0.1
2,399	Fidelity National Financial, Inc.	109,970	0.2
4,937	Flir Systems, Inc.	254,552	0.4
3,765	Flowers Foods, Inc.	81,776	0.1
6,299	Gaming and Leisure Properties, Inc.	254,228	0.4
6,781	General Mills, Inc.	344,882	0.6
2,403	General Motors Co.	89,295	0.1
3,026	Genuine Parts Co.	310,407	0.5
4,344	Geo Group, Inc./The	66,116	0.1

See Accompanying Notes to Financial Statements

31

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
5,710	Hartford Financial Services Group, Inc.	325,927	0.6
790	HCA Healthcare, Inc.	105,497	0.2
2,497	Hershey Co.	366,734	0.6
17,992	Hewlett Packard Enterprise Co.	295,249	0.5
2,875	Honeywell International, Inc.	496,599	0.9
9,556	Intel Corp.	540,201	0.9
3,513	International Business Machines Corp.	469,793	0.8
1,285	Intuit, Inc.	330,888	0.6
2,807 (3)	j2 Global, Inc.	266,553	0.5
6,804	Jabil, Inc.	250,523	0.4
5,950	Johnson & Johnson	785,638	1.3
4,094	JPMorgan Chase & Co.	511,422	0.9
10,796	Juniper Networks, Inc.	267,957	0.5
2,305	Kimberly-Clark Corp.	306,288	0.5
3,164	Kohl's Corp.	162,187	0.3
1,791	L3Harris Technologies, Inc.	369,501	0.6
1,178	Lamar Advertising Co.	94,252	0.2
3,838	Leidos Holdings, Inc.	330,951	0.6
547	Life Storage, Inc.	59,579	0.1
3,588	LogMeIn, Inc.	235,660	0.4
5,555	Maxim Integrated Products	325,856	0.6
2,159	MAXIMUS, Inc.	165,682	0.3
1,931	McDonald's Corp.	379,828	0.7
7,371	Merck & Co., Inc.	638,771	1.1
14,715	MFA Financial, Inc.	111,687	0.2
5,072	MGIC Investment Corp.	69,537	0.1
12,285	Microsoft Corp.	1,761,300	3.0
669	Motorola Solutions, Inc.	111,268	0.2
4,266	New Residential Investment Corp.	67,573	0.1
2,559	Nielsen Holdings PLC	51,589	0.1
574	Norfolk Southern Corp.	104,468	0.2
3,060	OGE Energy Corp.	131,764	0.2
11,090	Old Republic International Corp.	247,751	0.4
4,242	Omnicom Group	327,440	0.6
4,413	Oneok, Inc.	308,160	0.5
9,507	Oracle Corp.	518,036	0.9
2,043	Outfront Media, Inc.	53,751	0.1
4,297	Paychex, Inc.	359,401	0.6
4,243	PepsiCo, Inc.	582,012	1.0
15,218	Pfizer, Inc.	583,915	1.0
6,567	Philip Morris International, Inc.	534,816	0.9
3,395	Phillips 66	396,604	0.7
1,319	Pinnacle West Capital Corp.	124,144	0.2
12,577	Plains GP Holdings L.P.	233,429	0.4
2,728	Popular, Inc.	148,567	0.3
5,147	Procter & Gamble Co.	640,853	1.1
1,244	Public Storage, Inc.	277,238	0.5
3,513	Quest Diagnostics, Inc.	355,691	0.6
4,088	Republic Services, Inc.	357,741	0.6
9,760	Retail Properties of America, Inc.	134,298	0.2
173	Roper Technologies, Inc.	58,294	0.1
2,472	Royal Gold, Inc.	285,368	0.5
9,266	Sabre Corp.	217,566	0.4
5,404	Service Corp. International	245,774	0.4
1,698	Simon Property Group, Inc.	255,855	0.4
2,793	Sonoco Products Co.	161,156	0.3
6,588	Southern Co.	412,804	0.7
4,160	Starbucks Corp.	351,770	0.6
6,951	Tanger Factory Outlet Centers, Inc.	112,050	0.2
2,006	Target Corp.	214,461	0.4
3,779	Texas Instruments, Inc.	445,884	0.8
13,351	Two Harbors Investment Corp.	185,178	0.3
4,627	Tyson Foods, Inc.	383,069	0.7
6,105	Walgreens Boots Alliance, Inc.	334,432	0.6
3,574	Waste Management, Inc.	401,039	0.7
9,597	Wells Fargo & Co.	495,493	0.8
16,012	Western Union Co.	401,261	0.7
4,644	Xerox Holdings Corp.	157,571	0.3
3,272	Yum! Brands, Inc.	332,795	0.6
1,534	Zions Bancorp NA	74,353	0.1
		34,987,886	60.2

	Total Common Stock (Cost $54,678,446)	57,928,234	99.7

EXCHANGE-TRADED FUNDS: 0.0%
63	iShares MSCI EAFE ETF	4,248	0.0
27	SPDR S&P 500 ETF Trust	8,190	0.0

	Total Exchange-Traded Funds (Cost $12,140)	12,438	0.0

	Total Long-Term Investments (Cost $54,690,586)	57,940,672	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.7%
378,721 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/19, 1.90%, due 11/01/19 (Repurchase Amount $378,741, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $386,296, due 04/15/20-10/15/21)
	(Cost $378,721)	378,721	0.7

	Total Short-Term Investments (Cost $378,721)	378,721	0.7

	Total Investments in Securities (Cost $55,069,307)	$58,319,393	100.4
	Liabilities in Excess of Other Assets	(227,941)	(0.4)
	Net Assets	$58,091,452	100.0

See Accompanying Notes to Financial Statements

32

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

33

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.3%
	Australia: 7.8%
4,002	AGL Energy Ltd.	$54,630	0.6
31,761	Alumina Ltd.	49,582	0.5
13,647	Aurizon Holdings Ltd.	55,519	0.6
13,605	AusNet Services	17,379	0.2
1,177	BHP Group Ltd.	28,851	0.3
12,034	Boral Ltd.	41,781	0.4
6,568	Coca-Cola Amatil Ltd.	46,092	0.5
3,988	Crown Resorts Ltd.	34,259	0.3
426	Macquarie Group Ltd.	39,336	0.4
1,673	Rio Tinto Ltd.	104,618	1.1
20,507	Scentre Group	54,183	0.6
2,453	Sonic Healthcare Ltd.	48,312	0.5
7,955	Stockland	26,856	0.3
10,474	Sydney Airport	63,435	0.6
24,971	Vicinity Centres	45,965	0.5
919	Washington H Soul Pattinson & Co. Ltd.	13,737	0.1
1,269	Woolworths Group Ltd.	32,723	0.3
		757,258	7.8

	Belgium: 0.3%
586	Colruyt S.A.	32,574	0.3

	China: 0.4%
10,500	BOC Hong Kong Holdings Ltd.	36,074	0.4

	Denmark: 3.4%
414 (1)	Carlsberg A/S	58,301	0.6
497	Coloplast A/S	59,837	0.6
924 (1)	H Lundbeck A/S	31,574	0.3
2,128	Novo Nordisk A/S	117,016	1.2
1,238	Pandora A/S	60,917	0.7
		327,645	3.4

	Finland: 3.5%
721 (1)	Elisa OYJ	39,378	0.4
1,771	Neste OYJ	63,991	0.7
1,437	Nokian Renkaat OYJ	41,068	0.4
5,742	Nordea Bank Abp	42,028	0.4
758 (1)	Orion Oyj	33,628	0.4
1,485	Sampo OYJ	60,855	0.6
1,699	UPM-Kymmene OYJ	55,336	0.6
		336,284	3.5

	France: 8.0%
1,328	Alstom SA	57,454	0.6
1,386	Bouygues SA	58,791	0.6
88	Covivio	9,966	0.1
812	Danone	67,267	0.7
269 (1)	Edenred	14,178	0.1
584	Eiffage SA	62,725	0.6
4,640	Engie SA	77,696	0.8
806 (1)	Eutelsat Communications	15,290	0.2
2,506	Getlink SE	41,978	0.4
736	Klepierre SA	27,435	0.3
1,740 (1)	Orange SA	28,004	0.3
378 (1)	Peugeot S.A.	9,573	0.1
1,337	Sanofi	123,254	1.3
376	Societe BIC S.A.	26,105	0.2
2,004	Societe Generale	56,992	0.6
524	Sodexo SA	57,623	0.6
585	Total SA	30,928	0.3
132	Vinci SA	14,810	0.2
		780,069	8.0

	Germany: 5.4%
62 (1)	Adidas AG	19,144	0.2
1,309	Aroundtown SA	11,065	0.1
1,049	BASF SE	79,744	0.8
496	Deutsche Boerse AG	76,810	0.8
1,409 (1)	Deutsche Lufthansa AG	24,408	0.3
2,203	Deutsche Post AG	78,041	0.8
3,714	Deutsche Telekom AG	65,350	0.7
273	Hannover Rueck SE	48,377	0.5
157 (1)	Muenchener Rueckversicherungs-Gesellschaft AG	43,621	0.4
344 (1)	Siemens AG	39,698	0.4
11,393	Telefonica Deutschland Holding AG	36,150	0.4
		522,408	5.4

	Hong Kong: 2.9%
5,000	CK Hutchison Holdings Ltd.	46,165	0.5
5,500	CLP Holdings Ltd.	57,120	0.6
2,800	Hang Seng Bank Ltd.	58,422	0.6
15,000	HKT Trust / HKT Ltd.	23,335	0.3
400	Jardine Matheson Holdings Ltd.	22,804	0.2
28,000	PCCW Ltd.	16,630	0.2
5,500	Power Assets Holdings Ltd.	39,249	0.4
4,500	Yue Yuen Industrial Holdings	12,682	0.1
		276,407	2.9

	Ireland: 0.1%
3,132	AIB Group PLC	10,032	0.1

	Israel: 1.6%
5,867	Bank Hapoalim BM	46,958	0.5
7,639	Bank Leumi Le-Israel BM	55,644	0.6
3,096	Israel Chemicals Ltd.	13,762	0.1
4,798	Israel Discount Bank Ltd.	21,926	0.2
743	Mizrahi Tefahot Bank Ltd.	18,434	0.2
		156,724	1.6

	Italy: 4.1%
1,298	Enel S.p.A.	10,060	0.1
4,801	ENI S.p.A.	72,836	0.7
30,772	Intesa Sanpaolo SpA	77,109	0.8
5,611	Mediobanca Banca di Credito Finanziario SpA	66,722	0.7
4,826 (1),(2)	Poste Italiane SpA	58,618	0.6
1,105	Recordati S.p.A.	46,437	0.5
11,297	Snam SpA	57,998	0.6
1,746 (1)	Terna Rete Elettrica Nazionale SpA	11,540	0.1
		401,320	4.1

	Japan: 24.3%
500	ABC-Mart, Inc.	34,283	0.4
1,000	Alfresa Holdings Corp.	22,329	0.2
1,600	ANA Holdings, Inc.	54,942	0.6
1,000	Aozora Bank Ltd.	25,658	0.3

See Accompanying Notes to Financial Statements

34

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
2,500	Canon, Inc.	68,599	0.7
1,800	Chugoku Electric Power Co., Inc.	23,979	0.3
18	Daiwa House REIT Investment Corp.	52,412	0.5
9,600	Daiwa Securities Group, Inc.	43,150	0.4
3,400	Pan Pacific International Holdings Corp.	53,521	0.6
1,400	Fuji Film Holdings Corp.	61,463	0.6
700	Hamamatsu Photonics KK	27,180	0.3
1,000	Itochu Corp.	20,908	0.2
1,700	Japan Airlines Co. Ltd.	52,976	0.6
5	Japan Prime Realty Investment Corp.	24,030	0.2
19	Japan Retail Fund Investment Corp.	44,338	0.5
3,100	Japan Tobacco, Inc.	70,068	0.7
2,100	Kakaku.com, Inc.	48,762	0.5
500	Kamigumi Co., Ltd.	11,306	0.1
1,100	Konami Holdings Corp.	48,289	0.5
5,000	Konica Minolta, Inc.	36,699	0.4
200	Kyocera Corp.	13,121	0.1
1,200	Kyushu Railway Co.	39,645	0.4
800	Lawson, Inc.	44,133	0.5
500	Maruichi Steel Tube Ltd.	13,654	0.1
400	McDonald's Holdings Co. Japan Ltd.	20,077	0.2
1,600	Medipal Holdings Corp.	36,556	0.4
700	MEIJI Holdings Co., Ltd.	50,455	0.5
2,600	Mitsubishi Corp.	66,129	0.7
1,500	Mitsubishi Heavy Industries Ltd.	60,704	0.6
4,300	Mitsui & Co., Ltd.	73,848	0.8
1,900	MS&AD Insurance Group Holdings, Inc.	61,353	0.6
1,500	NEC Corp.	59,446	0.6
16	Nippon Prologis REIT, Inc.	44,693	0.5
8	Nippon Building Fund, Inc.	60,693	0.6
800	Nippon Electric Glass Co., Ltd.	18,021	0.2
900	Nippon Steel Corp.	13,136	0.1
2,700	Nissan Motor Co., Ltd.	17,039	0.2
2,800	NTT DoCoMo, Inc.	76,762	0.8
200	Oracle Corp. Japan	17,579	0.2
800	ORIX Corp.	12,572	0.1
600	Otsuka Corp.	24,191	0.3
4,800	Ricoh Co., Ltd.	42,747	0.4
600	Sankyo Co., Ltd.	20,999	0.2
3,600	Seiko Epson Corp.	50,908	0.5
3,000	Sekisui House Ltd.	64,693	0.7
1,600	Seven & I Holdings Co., Ltd.	60,448	0.6
4,300	Softbank Corp.	58,984	0.6
2,400	Subaru Corp.	68,778	0.7
4,300	Sumitomo Corp.	69,842	0.7
1,400	Sumitomo Mitsui Financial Group, Inc.	49,704	0.5
800	Sundrug Co., Ltd.	26,473	0.3
400	Suzuken Co., Ltd.	21,358	0.2
2,100	Teijin Ltd.	42,081	0.4
800	Toyo Suisan Kaisha Ltd.	33,684	0.4
18	United Urban Investment Corp.	36,314	0.4
700	West Japan Railway Co.	60,823	0.6
		2,356,535	24.3

	Luxembourg: 0.2%
405	RTL Group SA	20,579	0.2

	Netherlands: 6.0%
2,635 (2)	ABN AMRO Bank NV	49,117	0.5
3,888	ING Groep NV	44,026	0.5
9,125	Koninklijke KPN NV	28,327	0.3
1,586	NN Group NV	60,517	0.6
426	Randstad NV	23,642	0.2
6,937	Royal Dutch Shell PLC - Class A	201,091	2.1
1,802	Unilever NV	106,510	1.1
982	Wolters Kluwer NV	72,327	0.7
		585,557	6.0

	New Zealand: 0.1%
4,901	Spark New Zealand Ltd.	14,059	0.1

	Norway: 1.0%
2,456	Mowi ASA	59,956	0.6
4,151	Orkla ASA	39,899	0.4
		99,855	1.0

	Singapore: 2.4%
18,000	ComfortDelgro Corp., Ltd.	30,396	0.3
500	Jardine Cycle & Carriage Ltd.	12,021	0.1
2,600	SATS Ltd.	9,642	0.1
2,900	Singapore Airlines Ltd.	20,044	0.2
6,600	Singapore Exchange Ltd.	43,333	0.5
28,100	Singapore Telecommunications Ltd.	68,046	0.7
8,800	Singapore Technologies Engineering Ltd.	25,778	0.3
800	Venture Corp. Ltd.	9,280	0.1
14,300	Yangzijiang Shipbuilding Holdings Ltd.	10,011	0.1
		228,551	2.4

	Spain: 2.7%
327 (2)	Aena SME SA	60,025	0.6
274	Amadeus IT Group SA	20,270	0.2
1,822	Enagas	45,085	0.5
2,236	Endesa S.A.	60,897	0.6
2,297	Ferrovial SA - FERE	67,769	0.7
584 (1)	Repsol SA	9,624	0.1
		263,670	2.7

	Sweden: 0.8%
4,084	Swedbank AB	57,230	0.6
428 (1)	Swedish Match AB	20,107	0.2
		77,337	0.8

	Switzerland: 7.8%
17	Givaudan	49,945	0.5
133	Kuehne & Nagel International AG	21,487	0.2
2,380	Nestle SA	254,616	2.6
1,635	Novartis AG	142,858	1.5
659	Roche Holding AG	198,330	2.1
230	Zurich Insurance Group AG	90,091	0.9
		757,327	7.8

	United Kingdom: 13.5%
1,893	Admiral Group PLC	49,543	0.5
7,602 (2)	Auto Trader Group PLC	55,390	0.6
12,597	Aviva PLC	67,899	0.7

See Accompanying Notes to Financial Statements

35

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
9,128	BAE Systems PLC	68,184	0.7
9,293	Barclays PLC	20,157	0.2
6,887	Barratt Developments PLC	56,321	0.6
25,976	BT Group PLC	68,937	0.7
1,807	Bunzl PLC	47,009	0.5
1,171	Coca-Cola European Partners PLC - USD	62,660	0.7
3,055	Compass Group PLC	81,337	0.8
339	Diageo PLC	13,876	0.1
11,630	Direct Line Insurance Group PLC	41,005	0.4
7,604	Evraz PLC	36,286	0.4
5,817	GlaxoSmithKline PLC	133,238	1.4
1,953	Investec PLC - INVP - GBP	11,072	0.1
20,432	Legal & General Group PLC	69,844	0.7
17,754	Marks & Spencer Group PLC	41,825	0.4
727	Next PLC	62,003	0.6
2,222	Persimmon PLC	65,541	0.7
1,839	Relx PLC (EUR Exchange)	44,252	0.5
21,330	Royal Bank of Scotland Group PLC	58,961	0.6
1,500	Sage Group PLC/The	13,980	0.1
11,319	Taylor Wimpey PLC	24,276	0.3
1,140	Unilever PLC	68,262	0.7
18,666	WM Morrison Supermarkets PLC	48,221	0.5
		1,310,079	13.5

	Total Common Stock (Cost $9,169,015)	9,350,344	96.3

EXCHANGE-TRADED FUNDS: 3.0%
4,306	iShares MSCI EAFE ETF	290,311	3.0

	Total Exchange-Traded Funds (Cost $279,528)	290,311	3.0

	Total Long-Term Investments (Cost $9,448,543)	9,640,655	99.3

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
41,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%
	(Cost $41,000)	41,000	0.4

	Total Short-Term Investments (Cost $41,000)	41,000	0.4

	Total Investments in Securities (Cost $9,489,543)	$9,681,655	99.7
	Assets in Excess of Other Liabilities	32,488	0.3
	Net Assets	$9,714,143	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Argentina: 0.3%
110,200	Arcos Dorados Holdings, Inc.	$823,194	0.2
34,473 (1),(2)	Cresud SACIF y A ADR	176,502	0.1
33,100 (1)	IRSA Inversiones y Representaciones SA ADR	170,134	0.0
1,047	IRSA Propiedades Comerciales SA ADR	12,553	0.0
		1,182,383	0.3

	Bahrain: 0.0%
169,183	Ahli United Bank BSC	149,569	0.0

	Brazil: 8.6%
23,788	Ambev SA	102,970	0.0
27,688	Atacadao Distribuicao Comercio e Industria Ltd.	132,485	0.0
404,857 (2)	B2W Cia Digital	5,127,213	1.3
33,621	B3 SA - Brasil Bolsa Balcao	405,833	0.1
142,101	Banco Bradesco SA ADR	1,244,805	0.3
3,087	Banco Bradesco SA	25,324	0.0
2,119	Banco BTG Pactual SA	34,449	0.0
3,212	Banco do Brasil S.A.	38,451	0.0
87,900	Banco Santander Brasil S.A. ADR	1,031,946	0.3
39,688	BB Seguridade Participacoes SA	335,970	0.1
162,269 (2)	Biotoscana Investments SA	356,057	0.1
78,885	BR Malls Participacoes SA	300,552	0.1
11,800 (1)	Braskem SA ADR	159,654	0.0
184,216 (2)	BRF SA ADR	1,613,732	0.4
2,099	Centrais Eletricas Brasileiras SA	20,778	0.0
31,395	CCR SA	129,948	0.0
24,647	Cia de Saneamento Basico do Estado de Sao Paulo	336,104	0.1
2,009	Cia Paranaense de Energia	27,411	0.0
11,077	Cielo SA	20,715	0.0
19,123	Cogna Educacao	46,204	0.0
26,689	Cosan SA	382,650	0.1
8,185	CPFL Energia SA	67,043	0.0
2,986	CVC Brasil Operadora e Agencia de Viagens SA	38,061	0.0
73,271	EDP - Energias do Brasil S.A.	345,482	0.1
22,860	Embraer SA	99,409	0.0
3,601	Energisa SA	42,910	0.0
18,035	Engie Brasil Energia SA	202,363	0.1
12,459	Equatorial Energia SA	315,723	0.1
387,406	Fleury SA	2,445,860	0.6
40,793	Grendene SA	100,495	0.0
20,136	Hypera S.A.	172,817	0.1
574,700	International Meal Co. Alimentacao SA	1,058,978	0.3
319,246	IRB Brasil Resseguros S/A	2,999,424	0.7
249,652	Itau Unibanco Holding SA ADR	2,254,358	0.6
15,524	JBS SA	109,506	0.0
14,694	Klabin SA	58,659	0.0
16,674	Localiza Rent a Car SA	178,776	0.1
10,646	Lojas Americanas SA	39,898	0.0
31,937	Lojas Renner SA	405,255	0.1
3,300	M Dias Branco SA	31,112	0.0
663,000	Movida Participacoes SA	2,516,110	0.6
17,765	Multiplan Empreendimentos Imobiliarios SA	129,123	0.0
10,269	Natura Cosmeticos S.A.	80,221	0.0
19,083	Odontoprev SA	70,946	0.0
119,165	Petrobras Distribuidora SA	843,856	0.2
133,615	Petroleo Brasileiro SA ADR	2,169,908	0.5
4,779	Petroleo Brasileiro SA	38,942	0.0
4,548	Porto Seguro SA	65,025	0.0
9,536	Raia Drogasil SA	261,458	0.1
346,600 (2)	Rumo SA	1,977,361	0.5
12,682	Sao Martinho SA	55,022	0.0
14,028	Sul America SA	170,868	0.0
69,398	Telefonica Brasil SA ADR	913,972	0.2
360,417	Tim Participacoes SA	1,020,006	0.3
51,566	Transmissora Alianca de Energia Eletrica SA	369,146	0.1
84,929	Ultrapar Participacoes SA	398,333	0.1
100,900 (2)	Vale SA ADR	1,184,566	0.3
2,055 (2)	Vale SA	24,206	0.0
19,604	Weg S.A.	125,724	0.0
12,795	YDUQS Part	124,839	0.0
		35,379,012	8.6

	Chile: 0.6%
305,875	AES Gener SA	65,580	0.0
234,446	Aguas Andinas SA	107,486	0.0
383,986	Banco de Chile	49,448	0.0
293,317	Banco Santander Chile	18,198	0.0
19,174	Cencosud SA	26,036	0.0
11,200	Cia Cervecerias Unidas SA ADR	222,320	0.1
16,954	Cia Cervecerias Unidas SA	169,172	0.1
324,950	Colbun SA	56,064	0.0
4,362 (2)	Empresa Nacional de Telecomunicaciones SA	34,121	0.0
10,742	Empresas CMPC SA	24,480	0.0
4,349	Empresas COPEC SA	38,887	0.0
1,450,869	Enel Americas SA	270,962	0.1
1,283,800	Enel Chile SA	105,581	0.0
28,919	Engie Energia Chile SA	42,895	0.0
31,000 (1)	Latam Airlines Group SA ADR	349,370	0.1
14,577	Latam Airlines Group SA	161,180	0.0
46,908	Parque Arauco SA	123,342	0.0
6,987	SACI Falabella	35,566	0.0
24,500 (1)	Sociedad Quimica y Minera de Chile SA ADR	665,910	0.2
		2,566,598	0.6

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: 27.7%
17,000 (2),(3)	3SBio, Inc.	31,667	0.0
733 (2)	51job, Inc. ADR	57,738	0.0
588 (2)	58.com, Inc. ADR	31,052	0.0
34,000	Agile Group Holdings, Ltd.	45,828	0.0
36,000	Air China Ltd. - H Shares	31,785	0.0
87,001 (2)	Alibaba Group Holding Ltd. ADR	15,370,467	3.7
1,861,000 (3)	A-Living Services Co. Ltd.	5,631,740	1.4
9,400	Anhui Conch Cement Co., Ltd. - A Shares	56,298	0.0
44,000	Anhui Conch Cement Co., Ltd. - H Shares	262,976	0.1
80,000	Anhui Expressway Co. - H Shares	46,985	0.0
10,900	Anhui Gujing Distillery Co. Ltd.	82,948	0.0
273,000	Anta Sports Products Ltd.	2,670,519	0.7
829 (2)	Autohome, Inc. ADR	70,100	0.0
43,500 (3)	BAIC Motor Corp. Ltd. - H Shares	26,983	0.0
17,472 (2)	Baidu, Inc. ADR	1,779,523	0.4
107,000	Bank of China Ltd. - H Shares	43,633	0.0
65,000	Bank of Communications Co., Ltd. - H Shares	44,392	0.0
74,100 (2)	Baozun, Inc. ADR	3,224,832	0.8
9,637 (2)	BeiGene Ltd. ADR	1,333,183	0.3
36,000	Beijing Capital International Airport Co., Ltd. - H Shares	34,096	0.0
54,500	Beijing Enterprises Holdings Ltd.	256,608	0.1
1,533,900	Beijing Enterprises Water Group Ltd.	799,512	0.2
170,000	Bosideng International Holdings Ltd.	87,909	0.0
4,500	Byd Co., Ltd. - H Shares	21,107	0.0
34,000	BYD Electronic International Co. Ltd.	58,384	0.0
1,988,000 (3)	CGN Power Co. Ltd. - H Shares	517,553	0.1
37,000	China Aoyuan Group Ltd.	47,283	0.0
293 (2)	China Biologic Products Holdings, Inc.	33,414	0.0
42,000	China CITIC Bank Corp. Ltd. - H Shares	24,346	0.0
118,000	China Coal Energy Co. - H Shares	47,056	0.0
46,000	China Communications Construction Co., Ltd. - H Shares	35,017	0.0
92,000	China Communications Services Corp., Ltd. - H Shares	56,813	0.0
338,500	China Conch Venture Holdings Ltd.	1,324,511	0.3
139,000	China Construction Bank - H Shares	111,377	0.0
1,105,000	China Education Group Holdings Ltd.	1,650,629	0.4
63,000	China Everbright International Ltd.	47,616	0.0
44,000	China Gas Holdings Ltd.	187,437	0.1
49,500	China Hongqiao Group Ltd.	27,492	0.0
116,000	China Jinmao Holdings Group Ltd.	77,119	0.0
48,000	China Longyuan Power Group Corp. Ltd. - H Shares	25,931	0.0
23,000	China Medical System Holdings Ltd.	31,191	0.0
210,000	China Mengniu Dairy Co., Ltd.	837,217	0.2
6,000	China Merchants Bank Co., Ltd. - H Shares	28,615	0.0
78,000	China Merchants Port Holdings Co. Ltd.	121,955	0.0
33,500	China Minsheng Banking Corp. Ltd. - H Shares	23,432	0.0
275,500	China Mobile Ltd.	2,238,906	0.6
27,788	China Mobile Ltd-SPON ADR	1,122,079	0.3
132,000	China National Building Material Co., Ltd. - H Shares	111,253	0.0
20,000	China Oilfield Services Ltd. - H Shares	27,846	0.0
88,000	China Overseas Land & Investment Ltd.	277,683	0.1
21,600	China Pacific Insurance Group Co., Ltd. - H Shares	78,371	0.0
927,650	China Petroleum & Chemical Corp. - H Shares	527,624	0.1
417,000	China Power International Development Ltd. - H Shares	87,084	0.0
30,500	China Railway Construction Corp. Ltd. - H Shares	33,361	0.0
88,000	China Railway Group Ltd. - H Shares	53,039	0.0
28,000	China Resources Beer Holdings Co Ltd.	143,557	0.1
138,000	China Resources Cement Holdings Ltd. - H Shares	151,123	0.1
54,000	China Resources Gas Group Ltd.	325,583	0.1
60,000	China Resources Land Ltd.	255,173	0.1
27,500 (3)	China Resources Pharmaceutical Group Ltd.	25,396	0.0
88,000	China Resources Power Holdings Co.	110,593	0.0
73,000	China Shenhua Energy Co., Ltd. - H Shares	148,259	0.1
40,000	China State Construction International Holdings Ltd.	36,838	0.0
170,000	China Telecom Corp., Ltd. - H Shares	72,319	0.0

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
140,000 (3)	China Tower Corp. Ltd. - H Shares	30,813	0.0
208,000	China Unicom Hong Kong Ltd.	204,776	0.1
32,000	China United Network Communications Ltd. - A Shares	27,875	0.0
9,500	China Vanke Co. Ltd. - H Shares	34,642	0.0
8,400	China Yangtze Power Co. Ltd. - A Shares	21,312	0.0
61,600	China Zhongwang Holdings Ltd. - H Shares	25,574	0.0
112,000	CIFI Holdings Group Co. Ltd.	74,701	0.0
64,000	CITIC Ltd.	84,191	0.0
5,457	CNOOC Ltd. ADR	810,583	0.2
154,000	CNOOC Ltd.	229,191	0.1
40,000	COSCO Shipping Energy Transportation Co. Ltd. - H Shares	17,207	0.0
132,000	COSCO Shipping Ports, Ltd.	103,777	0.0
56,000	Country Garden Holdings Co. Ltd.	77,741	0.0
31,000	Country Garden Services Holdings Co. Ltd. - H Shares	105,040	0.0
42,000	CRRC Corp. Ltd. - H Shares	28,091	0.0
94,000	CSG Holding Co. Ltd.	27,719	0.0
42,000	CSPC Pharmaceutical Group Ltd.	107,567	0.0
28,136 (2)	Ctrip.com International Ltd. ADR	928,207	0.2
111,500 (3)	Dali Foods Group Co. Ltd.	76,230	0.0
49,200	Daqin Railway Co. Ltd. - A Shares	53,324	0.0
292,000	Datang International Power Generation Co., Ltd. - H Shares	57,596	0.0
31,600	ENN Energy Holdings Ltd.	360,510	0.1
23,500	Fosun International Ltd.	30,728	0.0
2,590,000	Fu Shou Yuan International Group Ltd.	2,285,934	0.6
15,200 (3)	Fuyao Glass Industry Group Co. Ltd. - H Shares	42,949	0.0
9,000 (2)	GDS Holdings Ltd. ADR	375,120	0.1
58,000	Geely Automobile Holdings Ltd.	109,748	0.0
274,000 (2)	Genscript Biotech Corp. - H Shares	656,489	0.2
229,500	Great Wall Motor Co. Ltd. - H Shares	185,953	0.1
4,400	Gree Electric Appliances, Inc. of Zhuhai - A Shares	36,706	0.0
79,400	Guangdong Electric Power Development Co. Ltd.	24,096	0.0
178,000	Guangdong Investment Ltd.	385,245	0.1
88,000	Guangshen Railway Co. Ltd. - H Shares	28,143	0.0
90,000	Guangzhou Automobile Group Co. Ltd. - H Shares	89,886	0.0
20,000	Guangzhou Pharmaceutical Co., Ltd. - H Shares	63,256	0.0
70,000	Haier Electronics Group Co. Ltd.	199,856	0.1
37,000	Haitian International Holdings Ltd.	87,309	0.0
9,100	Henan Shuanghui Investment & Development Co. Ltd. - A Shares	38,516	0.0
16,500	Hengan International Group Co., Ltd.	115,203	0.0
58,000	Hopson Development Holdings Ltd.	55,910	0.0
124,000	Huadian Fuxin Energy Corp. Ltd. - H Shares	23,998	0.0
264,000	Huadian Power International Co. - H Shares	98,923	0.0
156,000	Huaneng Power International, Inc. - H Shares	74,096	0.0
116,000	Huaneng Renewables Corp. Ltd.	44,286	0.0
99,400 (2)	Huaxin Cement Co., Ltd. - Class B	180,830	0.1
10,300	Huayu Automotive Systems Co. Ltd. - A Shares	36,729	0.0
1,298	Huazhu Group Ltd. ADR	49,142	0.0
57,700 (2)	HUYA, Inc. ADR	1,283,248	0.3
1,205,000	Industrial & Commercial Bank of China - H Shares	863,254	0.2
7,800	Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares - XSSC	32,122	0.0
75,600 (2)	Inner Mongolia Yitai Coal Co. - A Shares	65,941	0.0
92,719 (2)	JD.com, Inc. ADR	2,888,197	0.7
192,000	Jiangsu Expressway Co. Ltd. - H Shares	255,081	0.1
115,000	Jiangxi Copper Co., Ltd. - H Shares	134,634	0.1
160,000	Jiayuan International Group Ltd.	64,015	0.0
26,500	Kingboard Holdings Ltd.	70,620	0.0
92,000	Kingboard Laminates Holdings Ltd.	84,225	0.0
776,000	Kunlun Energy Co. Ltd.	722,252	0.2
38,565	Kweichow Moutai Co. Ltd. - A Shares	6,458,370	1.6
300	Kweichow Moutai Co. Ltd. - A Shares	50,240	0.0
10,100	Lao Feng Xiang Co. Ltd.	33,492	0.0
49,000	Lee & Man Paper Manufacturing Ltd.	27,247	0.0
73,500	Li Ning Co. Ltd.	249,225	0.1
80,000	Logan Property Holdings Co. Ltd. - H Shares	121,838	0.0
78,500 (3)	Longfor Group Holdings Ltd.	325,787	0.1
29,500 (3)	Luye Pharma Group Ltd. - H Shares	21,805	0.0

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
82,000	Maanshan Iron & Steel Co. Ltd. - H Shares	31,014	0.0
119,000	Metallurgical Corp. of China Ltd. - H Shares	25,192	0.0
1,115	NetEase, Inc. ADR	318,734	0.1
6,400	New China Life Insurance Co. Ltd. - H Shares	24,840	0.0
7,361 (2)	New Oriental Education & Technology Group, Inc. ADR	898,484	0.2
37,000	Nine Dragons Paper Holdings Ltd.	32,096	0.0
232,000	Peoples Insurance Co. Group of China Ltd. - H Shares	97,712	0.0
11,411	PetroChina Co., Ltd. ADR	550,352	0.1
758,000	PetroChina Co., Ltd. - H Shares	369,648	0.1
126,000	PICC Property & Casualty Co., Ltd. - H Shares	159,455	0.1
126,000 (2),(3)	Ping An Healthcare and Technology Co. Ltd.	861,740	0.2
913,000	Ping An Insurance Group Co. of China Ltd. - H Shares	10,537,655	2.6
105,000 (3)	Qingdao Port International Co. Ltd. - H Shares	60,216	0.0
32,800 (3)	Red Star Macalline Group Corp. Ltd. - H Shares	26,281	0.0
15,900	Sany Heavy Industry Co. Ltd. - A Shares	30,402	0.0
31,600	SDIC Power Holdings Co. Ltd. - A Shares	37,428	0.0
10,500 (3)	Shandong Gold Mining Co. Ltd. - H Shares	24,861	0.0
28,000	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	32,145	0.0
22,000 (2)	Shanghai Baosight Software Co., Ltd. - Class B	39,720	0.0
81,200 (2)	Shanghai Chlor-Alkali Chemical Co., Ltd. - Class B	47,945	0.0
74,000	Shanghai Electric Group Co., Ltd. - H Shares	22,635	0.0
31,000	Shanghai Industrial Holdings Ltd.	57,706	0.0
30,000	Shanghai Industrial Urban Development Group Ltd.	3,744	0.0
2,500	Shanghai International Airport Co. Ltd. - A Shares	27,076	0.0
50,900 (2)	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - A Shares	56,061	0.0
42,700 (2)	Shanghai Mechanical & Electrical Industry Co., Ltd. - Class B	64,347	0.0
170,000	Shenzhen Expressway Co. Ltd. - H Shares	227,545	0.1
66,000	Shenzhen International Holdings Ltd.	134,180	0.0
166,000	Shenzhen Investment Ltd.	65,337	0.0
131,300	Shenzhou International Group Holdings Ltd.	1,814,389	0.5
19,000	Shimao Property Holdings Ltd.	63,652	0.0
74,000	Sichuan Expressway Co. Ltd. - H Shares	21,594	0.0
292,000	Sihuan Pharmaceutical Holdings Group Ltd.	38,258	0.0
60,355 (2)	Sina Corp.	2,390,058	0.6
93,000	Sino Biopharmaceutical Ltd.	138,467	0.1
35,500	Sinopec Engineering Group Co. Ltd. - H Shares	20,280	0.0
180,000	Sinotrans Ltd. - H Shares	52,925	0.0
56,200 (1),(2)	Sohu.com Ltd. ADR	576,050	0.1
14,000	Sunac China Holdings Ltd.	63,501	0.0
2,200	Sunny Optical Technology Group Co. Ltd.	35,363	0.0
7,614 (2)	TAL Education Group ADR	325,955	0.1
360,500	Tencent Holdings Ltd.	14,622,932	3.6
67,554 (2)	Tencent Music Entertainment Group ADR	934,947	0.2
102,000	Times Property Holdings Ltd.	182,034	0.1
596,000	Tingyi Cayman Islands Holding Corp.	792,856	0.2
80,500	Tongling Nonferrous Metals Group Co. Ltd. - A Shares	24,810	0.0
384,000	Tsingtao Brewery Co., Ltd. - H Shares	2,225,286	0.6
978,600	Uni-President China Holdings Ltd.	1,010,827	0.3
15,967 (2)	Vipshop Holdings Ltd. ADR	184,259	0.1
3,300	Wanhua Chemical Group Co. Ltd. - A Shares	21,354	0.0
13,483 (1),(2)	Weibo Corp. ADR	663,229	0.2
25,900	Weichai Power Co. Ltd. - A Shares	42,490	0.0
260,612	Weichai Power Co. Ltd. - H Shares	410,208	0.1
21,900	Weifu High-Technology Group Co. Ltd.	34,594	0.0
285,200	Wuliangye Yibin Co. Ltd. - A Shares	5,338,322	1.3
2,100 (3)	WuXi AppTec Co. Ltd. - H Shares	25,319	0.0
2,500 (2),(3)	Wuxi Biologics Cayman, Inc. - H Shares	29,379	0.0
107,000	Xinhua Winshare Publishing and Media Co. Ltd. - H Shares	75,984	0.0
49,300	Yanlord Land Group Ltd.	43,757	0.0
19,000	Yantai Changyu Pioneer Wine Co. Ltd.	37,049	0.0

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
30,000	Yanzhou Coal Mining Co., Ltd. - H Shares	30,437	0.0
25,000	Yifeng Pharmacy Chain Co. Ltd. - A Shares	301,621	0.1
10,000	Yihai International Holding Ltd.	68,007	0.0
568,000	Yuexiu Property Co. Ltd. - H Shares	125,109	0.0
4,100 (1),(2)	YY, Inc. ADR	233,044	0.1
18,500	Zhaojin Mining Industry Co. Ltd. - H Shares	20,690	0.0
66,000	Zhejiang Expressway Co., Ltd. - H Shares	54,045	0.0
14,300	Zhejiang Hailiang Co. Ltd. - A Shares	20,045	0.0
18,500	Zhongsheng Group Holdings Ltd.	61,332	0.0
11,100	Zhuzhou CSR Times Electric Co., Ltd. - H Shares	41,187	0.0
172,000	Zijin Mining Group Co., Ltd. - H Shares	59,579	0.0
60,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	44,193	0.0
11,280	ZTO Express Cayman, Inc. ADR	248,160	0.1
		114,151,795	27.7

	Colombia: 0.2%
35,356	Almacenes Exito SA	187,240	0.1
3,711	Bancolombia SA	45,125	0.0
14,114	Cementos Argos SA	31,861	0.0
35,023 (2)	Corp Financiera Colombiana SA	301,530	0.1
41,515	Ecopetrol SA	37,339	0.0
13,267	Grupo Argos SA/Colombia	71,830	0.0
30,255	Interconexion Electrica SA ESP	174,548	0.0
		849,473	0.2

	Czech Republic: 0.0%
2,097 (2)	CEZ AS	47,834	0.0

	Egypt: 1.1%
2,132,043 (2)	Cleopatra Hospital	815,037	0.2
516,618	Commercial International Bank Egypt SAE	2,592,693	0.6
89,465	Eastern Co. SAE	89,243	0.0
155,134 (2)	Egypt Kuwait Holding Co SAE	215,481	0.1
29,628	ElSewedy Electric Co.	24,690	0.0
1,100,345	Juhayna Food Industries	579,488	0.2
53,139	Telecom Egypt Co.	37,961	0.0
		4,354,593	1.1

	Georgia: 0.3%
78,172	Bank of Georgia Group PLC	1,319,403	0.3

	Germany: 0.5%
41,200 (2),(3)	Delivery Hero SE	1,933,215	0.5

	Greece: 0.2%
8,199	Hellenic Petroleum S.A.	77,936	0.0
9,970	Hellenic Telecommunications Organization SA	151,209	0.1
7,605	Jumbo SA	148,163	0.0
7,256	Motor Oil Hellas Corinth Refineries SA	179,457	0.1
6,790	Mytilineos SA	74,414	0.0
7,868	OPAP S.A.	85,568	0.0
		716,747	0.2

	Hungary: 0.6%
100,600 (2)	Magyar Telekom Telecommunications PLC	149,970	0.0
71,698	MOL Hungarian Oil & Gas PLC	709,040	0.2
31,978	OTP Bank Nyrt	1,474,728	0.4
9,106 (2)	Richter Gedeon Nyrt	168,763	0.0
		2,502,501	0.6

	India: 9.8%
1,131	ABB India Ltd.	23,229	0.0
3,830	ACC Ltd.	84,618	0.0
14,727	Adani Ports & Special Economic Zone, Ltd.	82,065	0.0
1,286	Alkem Laboratories Ltd.	36,220	0.0
45,573	Ambuja Cements Ltd.	129,860	0.0
6,573	Asian Paints Ltd.	167,550	0.1
43,165	Aurobindo Pharma Ltd.	285,936	0.1
1,610 (2),(3)	Avenue Supermarts Ltd.	45,207	0.0
5,302	Axis Bank Ltd.	54,935	0.0
3,928	Bajaj Auto Ltd.	179,663	0.1
665	Bajaj Finance Ltd.	37,711	0.0
2,672	Bajaj Holdings and Investment Ltd.	138,097	0.0
237,924 (3)	Bandhan Bank Ltd.	2,050,166	0.5
11,958	Berger Paints India Ltd.	88,699	0.0
65,136	Bharat Electronics Ltd.	108,329	0.0
84,403	Bharat Petroleum Corp. Ltd.	625,091	0.2
7,888	Bharti Airtel Ltd.	41,620	0.0
38,305	Bharti Infratel Ltd.	102,374	0.0
872	Britannia Industries Ltd.	40,115	0.0
25,764	Castrol India Ltd.	55,267	0.0
503,500	Cholamandalam Investment and Finance Co. Ltd.	2,162,828	0.5
3,374	Cipla Ltd.	22,197	0.0
54,038	Coal India Ltd.	157,862	0.1
4,374	Colgate-Palmolive India Ltd.	95,406	0.0
3,533	Cummins India Ltd.	27,067	0.0
12,846	Dabur India Ltd.	83,575	0.0
2,820	Divis Laboratories Ltd.	69,724	0.0
3,198	Dr Reddys Laboratories Ltd.	125,559	0.0
102	Eicher Motors Ltd.	32,339	0.0
31,270	Federal Bank Ltd.	36,891	0.0
35,761	GAIL India Ltd.	69,164	0.0
228	Gillette India Ltd.	26,017	0.0
547	GlaxoSmithKline Consumer Healthcare Ltd.	71,050	0.0
25,451	Glenmark Pharmaceuticals Ltd.	113,103	0.0
4,408	Godrej Consumer Products Ltd.	46,014	0.0
2,903	Grasim Industries Ltd.	31,451	0.0

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India: (continued)
9,422	Havells India Ltd.	91,801	0.0
18,238	HCL Technologies Ltd.	298,979	0.1
1,550 (3)	HDFC Asset Management Co. Ltd.	65,336	0.0
86,400	HDFC Bank Ltd. ADR	5,278,176	1.3
108,500	HDFC Bank Ltd.	1,879,903	0.5
4,350	Hero Motocorp Ltd.	165,658	0.1
26,142	Hindalco Industries Ltd.	69,106	0.0
67,678	Hindustan Petroleum Corp. Ltd.	309,379	0.1
5,320	Hindustan Unilever Ltd.	163,059	0.1
3,168	Housing Development Finance Corp.	95,078	0.0
3,691 (3)	ICICI Lombard General Insurance Co. Ltd.	69,877	0.0
3,615 (3)	ICICI Prudential Life Insurance Co. Ltd.	26,016	0.0
88,256	Indian Oil Corp. Ltd.	182,296	0.1
4,333	Info Edge India Ltd.	156,863	0.1
58,024	Infosys Ltd.	557,951	0.1
3,689 (3)	InterGlobe Aviation Ltd.	75,601	0.0
18,039	ITC Ltd.	65,467	0.0
25,408	JSW Energy Ltd.	24,348	0.0
11,941	JSW Steel Ltd.	38,315	0.0
6,515	Kansai Nerolac Paints Ltd.	51,000	0.0
1,314 (3)	Larsen & Toubro Infotech Ltd.	31,898	0.0
2,750	Larsen & Toubro Ltd.	57,057	0.0
1,485,206 (2),(3)	Lemon Tree Hotels Ltd.	1,279,398	0.3
62,984	Lupin Ltd.	661,641	0.2
26,860	Marico Ltd.	138,527	0.0
874	Maruti Suzuki India Ltd.	93,124	0.0
4,508	Mphasis Ltd.	60,395	0.0
3,818 (2)	Muthoot Finance Ltd.	38,024	0.0
703	Nestle India Ltd.	147,952	0.1
159,612	NHPC Ltd.	52,882	0.0
96,600	NMDC Ltd.	153,036	0.1
41,297	NTPC Ltd.	71,265	0.0
105,492	Oberoi Realty Ltd.	753,000	0.2
80,485	Oil & Natural Gas Corp., Ltd.	160,637	0.1
23,372	Oil India Ltd.	56,520	0.0
845 (2)	Oracle Financial Services Software Ltd.	37,401	0.0
53,175	Petronet LNG Ltd.	214,571	0.1
118,465	Phoenix Mills Ltd.	1,200,135	0.3
5,005	Pidilite Industries Ltd.	98,831	0.0
29,947 (2)	Power Finance Corp. Ltd.	46,028	0.0
20,824	Power Grid Corp. of India Ltd.	58,234	0.0
16,784	REC Ltd.	33,018	0.0
15,800 (3)	Reliance Industries Ltd. GDR	648,590	0.2
632,981	Reliance Industries Ltd.	13,046,565	3.2
3,530 (3)	SBI Life Insurance Co. Ltd.	49,286	0.0
328	Shree Cement Ltd.	91,949	0.0
5,040	Siemens, Ltd.	117,538	0.0
44,525	Tata Chemicals Ltd.	392,983	0.1
3,797	Tata Consultancy Services Ltd.	121,500	0.0
36,390	Tata Power Co. Ltd.	30,395	0.0
21,615	Tech Mahindra Ltd.	225,070	0.1
110,926	Titan Co., Ltd.	2,081,114	0.5
885	Torrent Pharmaceuticals Ltd.	22,146	0.0
8,852	Torrent Power Ltd.	34,923	0.0
1,490	Ultratech Cement Ltd.	87,013	0.0
2,184	United Breweries Ltd.	39,295	0.0
4,938 (2)	United Spirits Ltd.	43,439	0.0
22,352	Vedanta Ltd.	46,652	0.0
1,344	Whirlpool of India Ltd.	41,582	0.0
51,183	Wipro Ltd.	187,431	0.1
67,833	Zee Entertainment Enterprises Ltd.	249,226	0.1
		40,211,479	9.8

	Indonesia: 1.9%
1,886,800	Astra International Tbk PT	933,213	0.2
362,400	Bank Central Asia Tbk PT	811,170	0.2
186,400	Bank Mandiri Persero TBK PT	93,176	0.0
7,180,500	Bank Rakyat Indonesia	2,151,531	0.5
8,750,000 (2)	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	2,392,991	0.6
107,600	Charoen Pokphand Indonesia Tbk PT	48,256	0.0
22,100	Gudang Garam Tbk PT	88,261	0.0
64,800	Indocement Tunggal Prakarsa Tbk PT	92,319	0.0
151,800	Indofood CBP Sukses Makmur TBK PT	125,679	0.0
246,700	Indofood Sukses Makmur Tbk PT	135,192	0.1
151,700	Jasa Marga Persero Tbk PT	58,864	0.0
1,195,300	Kalbe Farma Tbk PT	135,737	0.1
491,500	Media Nusantara Citra Tbk PT	46,022	0.0
685,200	Perusahaan Gas Negara Tbk PT	102,827	0.0
204,700	Semen Indonesia Persero Tbk PT	184,616	0.1
1,466,600	Telekomunikasi Indonesia Persero Tbk PT	427,984	0.1
15,100	Unilever Indonesia Tbk PT	47,017	0.0
39,600	United Tractors Tbk PT	61,124	0.0
		7,935,979	1.9

	Kenya: 0.3%
4,825,000	Safaricom PLC	1,389,581	0.3

	Kuwait: 0.5%
45,376	Agility Public Warehousing Co. KSC	112,172	0.0
11,812	Boubyan Bank KSCP	21,880	0.0
10,570	Boubyan Petrochemicals Co. KSCP	25,770	0.0
34,060	Burgan Bank SAK	34,796	0.0
59,860	Gulf Bank KSCP	51,889	0.0
116,547	Humansoft Holding Co. KSC	1,186,982	0.3
27,021	Kuwait Finance House KSCP	60,966	0.0
197,624	Mobile Telecommunications Co. KSC	368,293	0.1

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Kuwait: (continued)
57,313	National Bank of Kuwait SAKP	177,757	0.1
		2,040,505	0.5

	Macau: 0.5%
316,200	Galaxy Entertainment Group Ltd.	2,177,239	0.5

	Malaysia: 1.3%
256,100	AirAsia Group Bhd	116,926	0.0
117,300	Astro Malaysia Holdings Bhd	37,908	0.0
37,600	Axiata Group Bhd	38,648	0.0
34,500	CIMB Group Holdings Bhd	43,298	0.0
93,100	Dialog Group BHD	77,468	0.0
223,200	Digi.Com BHD	250,665	0.1
5,300	Fraser & Neave Holdings Bhd	43,830	0.0
145,000	Gamuda BHD	129,658	0.1
67,600	Genting Bhd	93,904	0.0
12,400	HAP Seng Consolidated Bhd	29,616	0.0
24,800	Hartalega Holdings Bhd	31,198	0.0
29,100	IHH Healthcare Bhd	39,660	0.0
161,200	IJM Corp. Bhd	82,880	0.0
60,600	IOI Corp. Bhd	63,249	0.0
8,100	Kuala Lumpur Kepong Bhd	41,997	0.0
13,100	Malayan Banking BHD	26,939	0.0
1,130,700	Malaysia Airports Holdings Bhd	2,140,071	0.5
84,100	Maxis Bhd	108,290	0.0
90,300	MISC Bhd	179,859	0.1
2,700	Nestle Malaysia Bhd	93,442	0.0
88,700	Petronas Chemicals Group Bhd	158,473	0.1
19,100	Petronas Dagangan BHD	107,693	0.0
35,800	Petronas Gas BHD	142,566	0.1
45,200	PPB Group Bhd	195,539	0.1
36,400	Press Metal Aluminium Holdings Bhd	41,416	0.0
11,200	Public Bank BHD	54,358	0.0
21,500	QL Resources Bhd	37,389	0.0
23,300	RHB Bank Bhd	32,063	0.0
287,800	Sime Darby Bhd	156,048	0.1
20,100	Sime Darby Plantation Bhd	23,571	0.0
97,600	Telekom Malaysia BHD	87,707	0.0
79,500	Tenaga Nasional BHD	263,284	0.1
579,887 (2)	UEM Sunrise Bhd	94,911	0.0
59,000	Westports Holdings Bhd	60,357	0.0
242,200	YTL Corp. Bhd	50,362	0.0
		5,175,243	1.3

	Mexico: 4.1%
63,406	Alfa SA de CV	55,177	0.0
21,647	Alpek SA de CV	23,395	0.0
40,555	America Movil SAB de CV ADR	641,175	0.2
365,234	America Movil SAB de CV	289,165	0.1
10,673	Arca Continental SAB de CV	59,655	0.0
14,549 (3)	Banco del Bajio SA	23,506	0.0
224,100	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	1,492,506	0.4
54,869	Cemex SA de CV	20,622	0.0
88,206	Cemex SAB de CV ADR	332,537	0.1
42,620	Coca-Cola Femsa SA de CV ADR	2,343,248	0.6
43,300	Coca-Cola Femsa SAB de CV	238,238	0.1
20,214	Concentradora Fibra Danhos SA de CV	30,474	0.0
6,676	El Puerto de Liverpool SAB de CV	34,014	0.0
469,493	Fibra Uno Administracion SA de CV	713,642	0.2
4,379	Fomento Economico Mexicano SAB de CV ADR	389,819	0.1
36,150	Fomento Economico Mexicano SAB de CV	321,331	0.1
6,725	Gruma SAB de CV	70,370	0.0
16,703	Grupo Aeroportuario del C	115,909	0.0
13,436	Grupo Aeroportuario del Pacifico SA de CV	140,831	0.0
4,228	Grupo Aeroportuario del Sureste SA de CV	69,234	0.0
64,977	Grupo Bimbo SAB de CV	121,263	0.0
17,020	Grupo Carso SAB de CV	56,803	0.0
727	Grupo Elektra SAB DE CV	52,815	0.0
129,516	Grupo Financiero Banorte	708,159	0.2
29,887	Grupo Financiero Inbursa SA	37,179	0.0
136,099	Grupo Lala SAB de CV	133,930	0.0
42,699	Grupo Mexico SA de CV Series B	112,738	0.0
165,011	Grupo Televisa SAB ADR	1,823,372	0.5
18,759	Industrias Bachoco SAB de CV	84,333	0.0
8,693 (2)	Infraestructura Energetica Nova SAB de CV	38,412	0.0
202,098	Kimberly-Clark de Mexico SA de CV	406,056	0.1
15,286	Megacable Holdings SAB de CV	62,752	0.0
16,760	Orbia Advance Corp. SAB de CV	36,279	0.0
10,677	Promotora y Operadora de Infraestructura SAB de CV	98,702	0.0
578,400	Qualitas Controladora SAB de CV	2,501,344	0.6
358,000	Regional SAB de CV	1,906,083	0.5
556,800	Unifin Financiera SAPI de CV SOFOM ENR	946,501	0.2
58,462	Wal-Mart de Mexico SAB de CV	175,205	0.1
		16,706,774	4.1

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 0.6%
34,872 (2)	Prosus NV	2,404,738	0.6

	Pakistan: 0.0%
122,746	Fauji Fertilizer Co. Ltd.	74,303	0.0
47,058	Oil & Gas Development Co. Ltd.	38,925	0.0
		113,228	0.0

	Peru: 0.4%
93,200	Cia de Minas Buenaventura SAA ADR	1,429,688	0.3
1,625	Credicorp Ltd.	347,815	0.1
		1,777,503	0.4

	Philippines: 2.4%
104,800	Aboitiz Power Corp.	82,506	0.0
389,700	Alliance Global Group, Inc.	88,061	0.0
5,030	Ayala Corp.	85,164	0.0
3,821,900	Ayala Land, Inc.	3,652,315	0.9
19,000	Bank of the Philippine Islands	36,299	0.0
18,660	BDO Unibank, Inc.	56,922	0.0
12,483,000	Bloomberry Resorts Corp.	2,456,152	0.6
243,300	DMCI Holdings, Inc.	39,308	0.0
1,280	Globe Telecom, Inc.	46,009	0.0
5,970	GT Capital Holdings, Inc.	105,086	0.0
1,008,490	International Container Terminal Services, Inc.	2,357,623	0.6
75,250	JG Summit Holdings, Inc.	112,945	0.1
12,200	Jollibee Foods Corp.	55,746	0.0
19,900	Manila Electric Co.	132,706	0.1
1,008,200	Megaworld Corp.	95,900	0.0
1,067,200	Metro Pacific Investments Corp.	100,829	0.0
21,527	Metropolitan Bank & Trust Co.	28,656	0.0
3,500	PLDT, Inc.	75,318	0.0
14,000	San Miguel Corp.	46,073	0.0
90,000	Semirara Mining & Power Corp.	41,413	0.0
6,220	SM Investments Corp.	126,095	0.1
104,000	SM Prime Holdings, Inc.	79,852	0.0
24,050	Universal Robina Corp.	71,448	0.0
		9,972,426	2.4

	Poland: 0.1%
14,350	KRUK SA	545,733	0.1

	Qatar: 0.4%
166,572	Barwa Real Estate Co.	156,403	0.1
29,850	Commercial Bank PQSC	35,214	0.0
38,267	Doha Bank QPSC	26,695	0.0
40,558	Industries Qatar QSC	116,969	0.0
58,904	Masraf Al Rayan	60,647	0.0
318,112	Mesaieed Petrochemical Holding Co.	218,424	0.1
52,711	Ooredoo QPSC	105,787	0.0
137,798	Qatar Aluminum Manufacturing Co.	31,050	0.0
20,225	Qatar Electricity & Water Co. QSC	87,766	0.0
104,849	Qatar Fuel QSC	637,005	0.2
81,031	Qatar Gas Transport Co. Ltd.	54,970	0.0
27,308	Qatar International Islamic Bank QSC	71,326	0.0
19,565	Qatar Islamic Bank SAQ	81,785	0.0
14,886	Qatar National Bank QPSC	78,477	0.0
89,292	United Development Co. QSC	34,334	0.0
		1,796,852	0.4

	Romania: 0.0%
5,685	NEPI Rockcastle PLC	49,474	0.0

	Russia: 4.8%
78,420	Aeroflot PJSC	130,736	0.0
102,100	Alrosa AO	118,688	0.0
25,892,381	Federal Grid Co. Unified Energy System JSC	74,554	0.0
389,043	Gazprom PJSC ADR	3,117,207	0.7
107,739	Gazprom PJSC	437,060	0.1
4,500,156	Inter RAO UES PJSC	303,308	0.1
25,939	Lukoil PJSC ADR	2,387,944	0.6
4,868	Lukoil PJSC	449,719	0.1
3,604	Magnit OJSC	181,871	0.1
77,979	Magnitogorsk Iron & Steel Works	44,452	0.0
28,281	Magnitogorsk Iron & Steel Works PJSC	16,122	0.0
12,004 (2)	Mail.ru Group Ltd. GDR	254,965	0.1
125	MMC Norilsk Nickel OJSC	34,874	0.0
11,921	MMC Norilsk Nickel PJSC ADR	330,629	0.1
21,142	Mobile Telesystems OJSC	94,100	0.0
30,500	Mobile TeleSystems PJSC ADR	272,975	0.1
1,800,863	Mosenergo PJSC	63,746	0.0
7,028	Novatek PJSC	149,146	0.0
61,233	Novolipetsk Steel PJSC	119,514	0.0
1,309,406	OGK-4 OJSC	53,910	0.0
1,523	PhosAgro PJSC	57,645	0.0
395,610	Rosneft Oil Co. PJSC GDR	2,629,168	0.7
8,717	Rosneft Oil Co. PJSC	57,986	0.0
2,884,538	ROSSETI PJSC	53,691	0.0
141,708	Rostelecom PJSC	173,474	0.1
10,940,894	RusHydro JSC	87,024	0.0
2,355 (2)	RussNeft PJSC	20,371	0.0
1,143	Sberbank of Russia PJSC	4,189	0.0
270,590	Sberbank PAO ADR	3,978,349	1.0
14,756	Severstal PJSC	203,136	0.1
461,141	Surgutneftegas PJSC	309,464	0.1
6,973	Tatneft PJSC ADR	488,110	0.1
9,915	Tatneft PJSC	115,886	0.0
83,429 (2)	Yandex NV	2,785,694	0.7
		19,599,707	4.8

	Saudi Arabia: 0.7%
3,056	Abdullah Al Othaim Markets Co.	56,376	0.0
9,149	Advanced Petrochemical Co.	113,372	0.0
7,685	Al Rajhi Bank	123,795	0.1
9,024	Alinma Bank	50,446	0.0
2,077	Almarai Co. JSC	27,627	0.0

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia: (continued)
7,560	Bank AlBilad	49,997	0.0
6,639	Bank Al-Jazira	23,080	0.0
5,307	Bupa Arabia for Cooperative Insurance Co.	152,039	0.1
11,108 (2)	Etihad Etisalat Co.	66,625	0.0
5,192	Jarir Marketing Co.	219,330	0.1
11,300	Leejam Sports Co. JSC	232,532	0.1
20,409 (2)	Mobile Telecommunications Co. Saudi Arabia	65,778	0.0
2,705	Mouwasat Medical Services Co.	59,145	0.0
6,683	National Commercial Bank	77,556	0.0
7,025 (2)	National Industrialization Co.	22,906	0.0
4,991	National Petrochemical Co.	28,882	0.0
3,642	Qassim Cement Co/The	52,441	0.0
4,977 (2)	Rabigh Refining & Petrochemical Co.	26,674	0.0
14,882	Riyad Bank	88,078	0.0
7,040	Sahara International Petrochemical Co.	30,873	0.0
10,377	Samba Financial Group	76,680	0.0
3,170	Saudi Airlines Catering Co.	73,172	0.0
10,444	Saudi Arabian Fertilizer Co.	217,574	0.1
2,562 (2)	Saudi Arabian Mining Co.	28,951	0.0
3,120	Saudi Basic Industries Corp.	72,962	0.0
4,693	Saudi Cement Co.	85,844	0.0
25,065	Saudi Electricity Co.	138,882	0.1
5,120	Saudi Ground Services Co.	44,408	0.0
12,629	Saudi Industrial Investment Group	70,990	0.0
9,112	Saudi Telecom Co.	232,918	0.1
5,190 (2)	Seera Group Holding	25,214	0.0
3,265	Southern Province Cement Co.	47,119	0.0
4,943	Yanbu Cement Co.	42,177	0.0
5,362	Yanbu National Petrochemical Co.	71,153	0.0
		2,795,596	0.7

	Singapore: 0.0%
264,800	Yangzijiang Shipbuilding Holdings Ltd.	185,384	0.0

	South Africa: 3.5%
11,235	Absa Group Ltd.	115,227	0.0
672,000	Advtech Ltd.	500,315	0.1
5,479	African Rainbow Minerals Ltd.	54,892	0.0
1,018	Anglo American Platinum Ltd.	75,972	0.0
2,746	AngloGold Ashanti Ltd.	60,737	0.0
14,452	AVI Ltd.	82,845	0.0
10,198	Barloworld Ltd.	81,227	0.0
13,279	Bid Corp. Ltd.	309,789	0.1
7,295	Bidvest Group Ltd.	99,583	0.0
1,888	Capitec Bank Holdings Ltd.	171,619	0.1
13,442	Clicks Group Ltd.	218,512	0.1
3,741	Discovery Ltd.	29,780	0.0
3,449	Distell Group Holdings Ltd.	30,622	0.0
10,165	Exxaro Resources Ltd.	83,105	0.0
8,769	FirstRand Ltd.	37,908	0.0
78,863	Fortress REIT Ltd. - Class A	109,653	0.0
10,065	Foschini Group Ltd./The	116,078	0.0
192,974	Growthpoint Properties Ltd.	282,583	0.1
6,371	Hyprop Investments Ltd.	24,876	0.0
78,312 (2)	Impala Platinum Holdings Ltd.	539,176	0.1
77,183	KAP Industrial Holdings Ltd.	23,752	0.0
50,609	Life Healthcare Group Holdings Ltd.	79,926	0.0
14,353	Motus Holdings Ltd.	67,997	0.0
6,324	Mr Price Group Ltd.	66,869	0.0
78,359	MTN Group Ltd.	485,010	0.1
36,112	Naspers Ltd.	5,110,159	1.3
4,232	Nedbank Group Ltd.	64,201	0.0
28,833	Netcare Ltd.	32,650	0.0
55,641	Old Mutual Ltd.	72,358	0.0
51,262	Pick n Pay Stores Ltd.	224,243	0.1
8,105	Pioneer Foods Group Ltd.	57,774	0.0
33,947	Rand Merchant Investment Holdings Ltd.	67,061	0.0
563,089	Redefine Properties Ltd.	280,976	0.1
18,995	Remgro Ltd.	217,796	0.1
59,475	Resilient REIT Ltd.	264,972	0.1
15,251	Reunert Ltd.	72,104	0.0
30,378	RMB Holdings Ltd.	159,914	0.0
10,162	Sanlam Ltd.	53,481	0.0
3,314	Santam Ltd.	61,935	0.0
11,128	Shoprite Holdings Ltd.	99,712	0.0
21,798	Spar Group Ltd.	293,275	0.1
7,983	Standard Bank Group Ltd.	91,647	0.0
52,712	Telkom SA Ltd.	240,970	0.1
6,951	Tiger Brands Ltd.	98,703	0.0
1,582,110	Transaction Capital Ltd.	2,308,694	0.6
8,860	Truworths International Ltd.	31,402	0.0
22,606	Tsogo Sun Gaming Ltd.	18,596	0.0
19,025	Vodacom Group Pty Ltd.	166,209	0.1
92,072	Vukile Property Fund Ltd.	117,844	0.1
58,351	Woolworths Holdings Ltd./South Africa	221,846	0.1
		14,176,575	3.5

	South Korea: 9.6%
394	BGF retail Co. Ltd.	60,344	0.0
9,171	Cheil Worldwide, Inc.	194,934	0.1
126	CJ CheilJedang Corp.	24,765	0.0
238 (2)	CJ Logistics Corp.	32,210	0.0
1,871	Woongjin Coway Co. Ltd.	147,628	0.0
4,115	Daelim Industrial Co., Ltd.	319,857	0.1
590	DB Insurance Co. Ltd.	25,580	0.0
1,755	Doosan Bobcat, Inc.	47,319	0.0
8,000	Douzone Bizon Co. Ltd.	504,703	0.1
332	E-Mart, Inc.	31,757	0.0
2,062	Fila Korea Ltd.	101,745	0.0

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: (continued)
1,375	GS Engineering & Construction Corp.	36,404	0.0
4,653	GS Holdings Corp.	198,298	0.1
2,106	GS Retail Co. Ltd.	69,215	0.0
1,597	Hana Financial Group, Inc.	46,237	0.0
1,250	Hankook Tire & Technology Co. Ltd.	33,331	0.0
2,885	Hanwha Chemical Corp.	40,368	0.0
1,227	Hanwha Corp.	25,014	0.0
1,189	Hite Jinro Co. Ltd.	29,055	0.0
825	Hyundai Department Store Co. Ltd.	52,380	0.0
1,638	Hyundai Glovis Co., Ltd.	212,173	0.1
586	Hyundai Heavy Industries Holdings Co., Ltd.	171,613	0.1
1,423	Hyundai Mobis Co. Ltd.	290,198	0.1
1,253	Hyundai Motor Co.	131,245	0.0
1,642	Hyundai Steel Co.	44,720	0.0
3,160	Industrial Bank Of Korea	32,002	0.0
284	Kakao Corp.	34,464	0.0
3,714	Kangwon Land, Inc.	99,996	0.0
1,937	KB Financial Group, Inc.	69,731	0.0
1,604	KEPCO Plant Service & Engineering Co. Ltd.	44,882	0.0
25,455	Kia Motors Corp.	930,314	0.2
7,720	Koh Young Technology, Inc.	624,313	0.2
6,185 (2)	Korea Electric Power Corp.	135,208	0.0
679	Korea Zinc Co., Ltd.	253,018	0.1
2,479	Korean Air Lines Co. Ltd.	53,059	0.0
2,960	KT&G Corp.	254,091	0.1
885	Kumho Petrochemical Co. Ltd.	52,989	0.0
349	LG Chem Ltd.	92,082	0.0
3,063	LG Corp.	182,606	0.1
47,349 (1),(2)	LG Display Co. Ltd. ADR	277,465	0.1
2,445 (2)	LG Display Co., Ltd.	28,660	0.0
11,806	LG Electronics, Inc.	676,593	0.2
73	LG Household & Health Care Ltd.	78,993	0.0
69,446	LG Uplus Corp.	802,286	0.2
1,140	Lotte Chilsung Beverage Co., Ltd.	134,282	0.0
1,902	Lotte Confectionery Co. Ltd.	229,661	0.1
449	Lotte Chemical Corp.	87,355	0.0
8,743	Lotte Corp.	273,684	0.1
2,122	LOTTE Fine Chemical Co. Ltd.	80,458	0.0
1,493	Mando Corp.	45,763	0.0
6,061	NAVER Corp.	854,580	0.2
343	NCSoft Corp.	152,222	0.1
232	Nong Shim Co., Ltd.	48,294	0.0
321	Orion Corp./Republic of Korea	29,164	0.0
1,259	POSCO	228,440	0.1
2,413	Posco International Corp.	37,712	0.0
1,033	S-1 Corp.	83,194	0.0
1,370	Samsung C&T Corp.	117,315	0.0
798	Samsung Electro-Mechanics Co. Ltd.	77,258	0.0
208,546	Samsung Electronics Co., Ltd.	9,013,327	2.2
1,117	Samsung Electronics Co., Ltd. GDR	1,194,061	0.3
499	Samsung Fire & Marine Insurance Co. Ltd.	92,826	0.0
7,864	Samsung Life Insurance Co. Ltd.	477,560	0.1
14,509	Samsung SDI Co., Ltd.	2,831,370	0.7
311	Samsung SDS Co. Ltd.	53,715	0.0
12,851	Shinhan Financial Group Co., Ltd.	468,227	0.1
380	SK Holdings Co. Ltd.	84,305	0.0
111,725	SK Hynix, Inc.	7,856,055	1.9
2,392	SK Innovation Co. Ltd.	327,311	0.1
187,162	SK Telecom Co., Ltd. ADR	4,314,084	1.1
12,119	SK Telecom Co., Ltd.	2,477,080	0.6
956	SKC Co., Ltd.	36,463	0.0
363	S-Oil Corp.	31,011	0.0
2,899	Woori Financial Group, Inc.	29,227	0.0
114	Yuhan Corp.	21,975	0.0
		39,381,824	9.6

	Spain: 0.7%
115,898	CIE Automotive SA	2,886,710	0.7

	Switzerland: 0.2%
18,140 (2),(3)	Wizz Air Holdings PLC	898,304	0.2

	Taiwan: 8.0%
29,000	Advantech Co. Ltd.	286,516	0.1
81,000	ASE Industrial Holding Co. Ltd.	210,149	0.1
131,000	Asia Cement Corp.	184,923	0.1
29,000	Asustek Computer, Inc.	196,734	0.1
147,000	AU Optronics Corp.	37,479	0.0
13,000	Catcher Technology Co., Ltd.	110,190	0.0
53,470	Chailease Holding Co. Ltd.	240,937	0.1
47,000	Chang Hwa Commercial Bank Ltd.	36,674	0.0
31,000	Cheng Shin Rubber Industry Co. Ltd.	48,720	0.0
177,000	Chicony Electronics Co. Ltd.	549,893	0.1
384,000	China Airlines Ltd.	114,359	0.0
171,000	China Development Financial Holding Corp.	53,329	0.0
38,000 (2)	China Life Insurance Co., Ltd.	31,318	0.0
39,000	China Motor Corp.	53,024	0.0
580,000	China Steel Corp.	446,591	0.1
329,500	Chroma ATE, Inc.	1,638,308	0.4
72,000	Chunghwa Telecom Co., Ltd.	265,138	0.1
159,000	Compal Electronics, Inc.	94,918	0.0
213,000	CTBC Financial Holding Co. Ltd.	148,080	0.0
126,000	Delta Electronics, Inc.	553,201	0.1
82,539	E.Sun Financial Holding Co., Ltd.	74,579	0.0
7,000	Eclat Textile Co. Ltd.	93,860	0.0
68,000	Eternal Chemical Co. Ltd.	57,807	0.0
304,339	Eva Airways Corp.	142,603	0.0
103,000 (2)	Evergreen Marine Corp. Taiwan Ltd.	42,176	0.0

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan: (continued)
62,000	Far Eastern International Bank	24,323	0.0
73,000	Far Eastern New Century Corp.	70,996	0.0
75,000	Far EasTone Telecommunications Co., Ltd.	179,957	0.1
22,000	Feng TAY Enterprise Co., Ltd.	148,618	0.0
90,000	First Financial Holding Co., Ltd.	65,992	0.0
56,000	Formosa Chemicals & Fibre Co.	162,774	0.1
11,000	Formosa Petrochemical Corp.	35,036	0.0
88,000	Formosa Plastics Corp.	282,471	0.1
73,000	Formosa Taffeta Co. Ltd.	83,039	0.0
148,000	Foxconn Technology Co., Ltd.	316,496	0.1
35,000	Fubon Financial Holding Co., Ltd.	51,206	0.0
13,000	Giant Manufacturing Co., Ltd.	96,128	0.0
7,000	Globalwafers Co. Ltd.	83,519	0.0
1,207,409	HON HAI Precision Industry Co., Ltd.	3,188,893	0.8
9,000	Hotai Motor Co. Ltd.	159,212	0.0
23,000	HTC Corp.	27,785	0.0
100,000	Hua Nan Financial Holdings Co. Ltd.	71,863	0.0
225,000	Innolux Corp.	49,875	0.0
168,000	Inventec Co., Ltd.	121,729	0.0
1,000	Largan Precision Co. Ltd.	146,734	0.0
363,000	Lite-On Technology Corp.	598,160	0.2
266,000	MediaTek, Inc.	3,552,392	0.9
96,000	Mega Financial Holdings Co., Ltd.	94,222	0.0
132,000	Nan Ya Plastics Corp.	311,926	0.1
139,000	Nanya Technology Corp.	317,936	0.1
61,000	Novatek Microelectronics Corp., Ltd.	390,744	0.1
344,000	Pou Chen Corp.	459,905	0.1
160,667	Poya International Co. Ltd.	2,206,971	0.5
18,000	President Chain Store Corp.	179,570	0.1
136,000	Quanta Computer, Inc.	260,886	0.1
26,000	Realtek Semiconductor Corp.	192,867	0.1
46,000	Shanghai Commercial & Savings Bank Ltd./The	79,098	0.0
136,000	SinoPac Financial Holdings Co., Ltd.	55,815	0.0
95,000	Synnex Technology International Corp.	113,310	0.0
100,000 (2)	TaiMed Biologics, Inc.	437,670	0.1
60,000	Taishin Financial Holdings Co., Ltd.	27,865	0.0
136,000	Taiwan Business Bank	57,332	0.0
292,117	Taiwan Cement Corp.	387,827	0.1
40,000	Taiwan Cooperative Financial Holding Co. Ltd.	27,520	0.0
67,000	Taiwan Fertilizer Co., Ltd.	106,643	0.0
106,000	Taiwan High Speed Rail Corp.	125,439	0.0
58,000	Taiwan Mobile Co., Ltd.	216,258	0.1
28,000	Taiwan Secom Co. Ltd.	80,117	0.0
877,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,594,428	2.1
16,070	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	829,694	0.2
1,191	TCI Co. Ltd.	13,152	0.0
221,000	Teco Electric and Machinery Co. Ltd.	195,962	0.1
20,000 (2)	TPK Holding Co. Ltd.	43,513	0.0
35,000	Transcend Information, Inc.	75,996	0.0
23,000	U-Ming Marine Transport Corp.	25,491	0.0
177,000	Unimicron Technology Corp.	271,976	0.1
211,000	Uni-President Enterprises Corp.	521,251	0.1
751,000	United Microelectronics Corp.	345,851	0.1
47,000	Vanguard International Semiconductor Corp.	100,420	0.0
163,000	Walsin Lihwa Corp.	79,713	0.0
66,000	Wan Hai Lines Ltd.	39,261	0.0
254,000	Wistron Corp.	232,867	0.1
287,000	Yuanta Financial Holding Co., Ltd.	179,367	0.1
4,000	Yulon Nissan Motor Co. Ltd.	33,175	0.0
		32,940,742	8.0

	Thailand: 2.1%
31,200	Advanced Info Service PCL	236,684	0.1
600	Advanced Info Service PCL	4,552	0.0
52,700	Airports of Thailand PCL	136,544	0.1
1,100	Airports of Thailand PCL	2,850	0.0
20,200	B Grimm Power PCL	32,114	0.0
101,100	Bangkok Dusit Medical Services PCL	80,370	0.0
2,100	Bangkok Dusit Medical Services PCL	1,669	0.0
226,100	Bangkok Expressway & Metro PCL	80,871	0.0
4,700	Bangkok Expressway & Metro PCL	1,681	0.0
81,100	Banpu PCL (Foreign)	31,161	0.0
17,400	Berli Jucker PCL	28,096	0.0
164,300	BTS Group Holdings PCL	72,934	0.0
3,400	BTS Group Holdings PCL	1,509	0.0
8,200	Bumrungrad Hospital PCL	32,728	0.0
53,000	Central Pattana PCL	112,355	0.0
1,100	Central Pattana PCL	2,332	0.0
165,900	Charoen Pokphand Foods PCL	138,783	0.1
3,500	Charoen Pokphand Foods PCL	2,928	0.0
528,300	CP ALL PCL	1,365,520	0.3
2,200	CP ALL PCL	5,686	0.0

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand: (continued)
105,000	CP ALL PCL (Foreign)	271,398	0.1
20,700	Delta Electronics Thailand PCL	30,161	0.0
41,900	Electricity Generating PCL	481,542	0.1
900	Electricity Generating PCL	10,343	0.0
25,500	Energy Absolute PCL	34,625	0.0
17,900	Global Power Synergy PCL	48,764	0.0
16,400	Gulf Energy Development PCL	88,091	0.0
300	Gulf Energy Development PCL	1,611	0.0
220,200	Home Product Center PCL	125,404	0.0
4,500	Home Product Center PCL	2,563	0.0
18,300	Indorama Ventures PCL	16,980	0.0
193,700	Intouch Holdings PCL	423,388	0.1
4,000	Intouch Holdings PCL	8,743	0.0
351,700	IRPC PCL	39,603	0.0
79,400	Krung Thai Bank PCL	43,651	0.0
57,800	Krungthai Card PCL	79,468	0.0
1,200	Krungthai Card PCL	1,650	0.0
655,100	Land & House Pub Co. Ltd.	210,477	0.1
13,500	Land and Houses PCL	4,337	0.0
36,800	Minor International PCL (Foreign)	43,879	0.0
27,700	Muangthai Capital PCL	56,907	0.0
72,100	PTT Global Chemical PCL (Foreign)	121,789	0.0
37,900	PTT Exploration & Production PCL	151,202	0.1
800	PTT Exploration & Production PCL	3,192	0.0
1,500	PTT Global Chemical PCL	2,534	0.0
4,500	PTT PCL	6,743	0.0
215,500	PTT PCL (Foreign)	322,927	0.1
84,800	Ratch Group PCL	206,566	0.1
1,800	Ratch Group PCL	4,385	0.0
30,700	Siam Cement PCL	373,330	0.1
600	Siam Cement PCL	7,296	0.0
6,000	Siam City Cement PCL	42,937	0.0
200	Siam City Cement PCL	1,431	0.0
18,800	Siam Commercial Bank PCL	69,679	0.0
300	Siam Commercial Bank PCL	1,112	0.0
24,800	Siam Makro PCL	26,283	0.0
1,078,636	Srisawad Corp. PCL	2,303,396	0.6
735,000	Thai Beverage PCL	493,471	0.1
43,300	Thai Oil PCL	98,220	0.0
900	Thai Oil PCL	2,042	0.0
183,900	Thai Union Group PCL	88,927	0.0
3,800	Thai Union Group PCL	1,838	0.0
394,200	True Corp. PCL	65,295	0.0
8,200	True Corp. PCL	1,358	0.0
		8,790,905	2.1

	Turkey: 1.9%
520,182 (2)	Akbank Turk AS	628,466	0.2
10,637 (2)	Arcelik A/S	32,954	0.0
210,319	AvivaSA Emeklilik ve Hayat AS	428,566	0.1
49,490	BIM Birlesik Magazalar AS	409,614	0.1
5,243	Coca-Cola Icecek AS	28,644	0.0
8,508	Ford Otomotiv Sanayi AS	95,945	0.0
56,929	KOC Holding AS	186,602	0.0
1,776 (2)	Koza Altin Isletmeleri AS	21,830	0.0
737,930 (2),(3)	MLP Saglik Hizmetleri AS	1,874,795	0.5
813,810 (2)	Sok Marketler Ticaret AS	1,265,179	0.3
8,165	TAV Havalimanlari Holding AS	37,223	0.0
28,409	Tekfen Holding AS	84,112	0.0
417,249	Tofas Turk Otomobil Fabrikasi AS	1,631,569	0.4
12,141	Tupras Turkiye Petrol Rafine	264,265	0.1
140,787	Turkcell Iletisim Hizmet AS	309,564	0.1
50,500	Turkcell Iletisim Hizmet AS ADR	276,235	0.1
16,467 (2)	Turkiye Garanti Bankasi A/S	26,468	0.0
99,247 (2)	Turkiye Vakiflar Bankasi Tao	75,267	0.0
160,831 (2)	Yapi ve Kredi Bankasi AS	64,074	0.0
		7,741,372	1.9

	United Arab Emirates: 0.5%
70,300	NMC Health PLC	1,992,777	0.5

	United Kingdom: 0.4%
64,372 (2)	Georgia Capital PLC	811,331	0.2
578,000 (2)	Helios Towers PLC	898,457	0.2
		1,709,788	0.4

	United States: 1.1%
104,900 (2)	Dazhong Transportation Group Co., Ltd. Class B	47,286	0.0
90,200 (2)	Laureate Education Inc.- Class A	1,394,041	0.4
60,660 (2)	Micron Technology, Inc.	2,884,383	0.7
27,500 (2)	Shanghai Friendship Group Class B	25,151	0.0
19,600 (2)	Shanghai Jinjiang International Hotels Co., Ltd. Class B	35,930	0.0
		4,386,791	1.1

	Total Common Stock (Cost $361,103,908)	394,936,352	95.9

PREFERRED STOCK: 1.8%
	Brazil: 1.3%
10,229 (2)	Alpargatas SA	68,763	0.0
9,194 (2)	Azul SA	119,988	0.0
11,396	Banco Bradesco SA	100,221	0.0
7,014	Banco do Estado do Rio Grande do Sul	39,175	0.0
2,717	Centrais Eletricas Brasileiras SA	27,756	0.0
13,623	Cia Brasileira de Distribuicao	281,394	0.1
43,681	Cia de Transmissao de Energia Eletrica Paulista	256,499	0.1

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Brazil: (continued)
18,186	Cia Energetica de Minas Gerais	61,716	0.0
19,078	Cia Energetica de Sao Paulo	141,283	0.0
11,763	Cia Paranaense de Energia	163,136	0.1
10,651	Gerdau SA	35,667	0.0
303,164	Investimentos Itau SA	1,035,618	0.3
238,488	Itau Unibanco Holding S.A.	2,156,234	0.5
24,028	Lojas Americanas SA	120,185	0.0
6,084	Petroleo Brasileiro SA	46,087	0.0
51,919	Telefonica Brasil SA	687,032	0.2
		5,340,754	1.3

	Chile: 0.0%
7,093	Embotelladora Andina SA	20,468	0.0

	Colombia: 0.0%
6,439	Bancolombia SA	84,050	0.0
140,589	Grupo Aval Acciones y Valores	57,608	0.0
		141,658	0.0

	Russia: 0.4%
3,776	Bashneft PJSC	101,941	0.0
527,930	Surgutneftegas	310,621	0.1
10,939	Tatneft PJSC	112,603	0.0
294	Transneft PJSC	763,398	0.2
102	Transneft PJSC	264,853	0.1
		1,553,416	0.4

	South Korea: 0.1%
2,253	Hanwha Corp.	26,337	0.0
441	Hyundai Motor Co.- Series 2	29,998	0.0
6,103	Samsung Electronics Co., Ltd.	214,831	0.1
		271,166	0.1

	Total Preferred Stock (Cost $7,075,749)	7,327,462	1.8

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR 37,890	Britannia Industries Ltd., 8.000%, 08/28/2022	545	0.0

	Total Corporate Bonds/Notes (Cost $541)	545	0.0

	Total Long-Term Investments (Cost $368,180,198)	402,264,359	97.7

SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 0.6%
1,000,000 (4)	BNP Paribas S.A., Repurchase Agreement dated 10/31/19, 1.74%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 07/31/20-08/01/49)	1,000,000	0.3
1,000,000 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,041, due 11/25/19-10/20/68)	1,000,000	0.2
518,643 (4)	Citigroup, Inc., Repurchase Agreement dated 10/31/19, 1.72%, due 11/01/19 (Repurchase Amount $518,667, collateralized by various U.S. Government Securities, 0.125%-4.250%, Market Value plus accrued interest $529,016, due 03/31/20-02/15/49)	518,643	0.1
		2,518,643	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
7,504,228 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%	7,504,228	1.9
919,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%	919,000	0.2
	Total Mutual Funds (Cost $8,423,228)	8,423,228	2.1

	Total Short-Term Investments (Cost $10,941,871)	10,941,871	2.7

	Total Investments in Securities (Cost $379,122,069)	$413,206,230	100.4
	Liabilities in Excess of Other Assets	(1,709,221)	(0.4)
	Net Assets	$411,497,009	100.0

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2019.

Currency Abbreviations:
INR	Indian Rupee

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 1.6%
94,082	Amcor PLC	$900,872	0.2
51,747	BHP Group PLC	1,097,585	0.2
25,602	Cochlear Ltd.	3,735,084	0.6
126,958	Seek Ltd.	1,986,899	0.3
154,147	Treasury Wine Estates Ltd.	1,868,749	0.3
		9,589,189	1.6

	Austria: 0.6%
80,848	Andritz AG	3,635,432	0.6

	Belgium: 0.8%
16,689	Anheuser-Busch InBev SA/NV	1,347,093	0.2
34,156	Solvay S.A.	3,713,644	0.6
		5,060,737	0.8

	Brazil: 1.0%
95,175	B3 SA - Brasil Bolsa Balcao	1,148,840	0.2
46,180	Banco do Brasil S.A.	552,824	0.1
94,100	BR Malls Participacoes SA	358,521	0.1
64,630	Localiza Rent a Car SA	692,953	0.1
27,600	Lojas Renner SA	350,222	0.1
26,300	Magazine Luiza SA	291,166	0.0
132,030	Petrobras Distribuidora SA	934,959	0.2
53,600	Raia Drogasil SA	1,469,606	0.2
		5,799,091	1.0

	Canada: 4.2%
54,626	Canadian National Railway Co. - CNR	4,885,690	0.8
57,102	Dollarama, Inc.	1,921,031	0.3
357,523	EnCana Corp.	1,400,667	0.2
6,780	Intact Financial Corp.	699,568	0.1
68,646	Magna International, Inc.	3,691,071	0.6
107,000	Methanex Corp.	4,054,643	0.7
22,536	National Bank Of Canada	1,163,844	0.2
56,483	Suncor Energy, Inc.	1,679,352	0.3
22,792	TC Energy Corp.	1,148,858	0.2
12,200	TMX Group Ltd.	1,065,960	0.2
63,400	Toronto-Dominion Bank	3,620,313	0.6
		25,330,997	4.2

	China: 5.4%
20,991 (1)	58.com, Inc. ADR	1,108,535	0.2
39,343 (1)	Alibaba Group Holding Ltd. ADR	6,950,728	1.1
6,014 (1)	Baidu, Inc. ADR	612,526	0.1
102,731	China National Accord Medicines Corp. Ltd. - A Shares	679,642	0.1
12,129,006 (2)	China Tower Corp. Ltd. - H Shares	2,669,508	0.4
47,936 (1)	Ctrip.com International Ltd. ADR	1,581,409	0.3
206,384	ENN Energy Holdings Ltd.	2,354,542	0.4
235,450	Great Wall Motor Co. Ltd. - H Shares	190,774	0.0
162,910	Guangzhou Automobile Group Co. Ltd. - H Shares	162,704	0.0
63,517	Hangzhou Tigermed Consulting Co. Ltd. - A Shares	616,243	0.1
476,900	Kingdee International Software Group Co., Ltd.	522,563	0.1
17,827 (1)	New Oriental Education & Technology Group, Inc. ADR	2,175,963	0.4
488,185	Ping An Insurance Group Co. of China Ltd. - H Shares	5,634,529	0.9
20,895 (1)	TAL Education Group ADR	894,515	0.1
119,879	Tencent Holdings Ltd.	4,862,642	0.8
254,000	Tsingtao Brewery Co., Ltd. - H Shares	1,471,934	0.3
43,258 (2)	WuXi AppTec Co. Ltd. - H Shares	521,550	0.1
		33,010,307	5.4

	Colombia: 0.6%
75,900	BanColombia SA ADR ADR	3,937,692	0.6

	Denmark: 1.2%
18,478	Carlsberg A/S	2,602,150	0.4
13,942	DSV A/S	1,355,012	0.2
69,532	Novozymes A/S	3,277,710	0.6
		7,234,872	1.2

	Finland: 1.4%
105,036	Kone OYJ	6,688,257	1.1
133,423	Nordea Bank Abp	976,568	0.1
26,924	Sampo OYJ	1,103,341	0.2
		8,768,166	1.4

	France: 8.5%
10,832	Air Liquide SA	1,440,234	0.2
4,004	Atos SE	310,737	0.1
130,299	AXA S.A.	3,449,174	0.6
21,567	Capgemini SE	2,431,253	0.4
31,398	Cie Generale des Etablissements Michelin SCA	3,822,934	0.6
311,425	Engie SA	5,214,743	0.9
66,234	Imerys SA	2,558,531	0.4
39,526	IPSOS	1,191,113	0.2
2,401 (1)	Kering SA	1,366,160	0.2
46,231	Legrand S.A.	3,611,753	0.6
1,640	LVMH Moet Hennessy Louis Vuitton SE	700,372	0.1
36,252	Publicis Groupe	1,560,234	0.3
32,534	Safran S.A.	5,153,060	0.8
24,929	Sanofi	2,298,133	0.4
92,892	Total SA	4,911,036	0.8
17,102	Valeo SA	636,890	0.1
73,578	Vinci SA	8,255,180	1.4
69,753	Vivendi SA	1,942,454	0.3
10,475 (1),(2)	Worldline SA/France	637,376	0.1
		51,491,367	8.5

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 7.1%
11,627	Adidas AG	3,590,077	0.6
11,725	Allianz SE	2,863,510	0.5
54,340	BASF SE	4,130,884	0.7
21,589	Bechtle AG	2,337,972	0.4
212,974	Deutsche Telekom AG	3,747,400	0.6
11,872	Fresenius SE & Co. KGaA	625,124	0.1
4,822 (1)	Fresenius Medical Care AG & Co. KGaA	348,050	0.1
24,012	Hannover Rueck SE	4,255,021	0.7
261,143	Infineon Technologies AG	5,058,019	0.8
61,345	LANXESS AG	3,986,150	0.7
13,949	Muenchener Rueckversicherungs-Gesellschaft AG	3,875,586	0.6
22,046	SAP SE	2,921,127	0.5
35,390	Vonovia SE	1,884,690	0.3
75,794 (1),(2)	Zalando SE	3,286,203	0.5
		42,909,813	7.1

	Hong Kong: 1.9%
775,225	AIA Group Ltd.	7,719,865	1.3
159,400 (1),(2)	ESR Cayman Ltd.	341,748	0.0
4,600	Jardine Matheson Holdings Ltd.	262,251	0.0
57,500	Jardine Strategic Holdings Ltd.	1,856,780	0.3
210,500	Techtronic Industries Co., Ltd.	1,645,060	0.3
		11,825,704	1.9

	India: 1.5%
174,752	HDFC Bank Ltd.	3,027,804	0.5
124,192	ICICI Bank Ltd.	810,222	0.1
324,452	Infosys Ltd. ADR	3,111,495	0.5
126,162	Mahindra & Mahindra Ltd. - SPON GDR	1,078,685	0.2
25,413 (1)	MakeMyTrip Ltd.	585,007	0.1
214,673	Power Grid Corp. of India Ltd.	600,326	0.1
		9,213,539	1.5

	Ireland: 1.6%
1,144,828	Greencore Group PLC	3,441,949	0.6
41,241	Kingspan Group Plc	2,136,978	0.4
25,090	Medtronic PLC	2,732,301	0.4
15,268 (1)	Ryanair Holdings PLC ADR	1,139,603	0.2
		9,450,831	1.6

	Israel: 0.2%
144,733	Bank Leumi Le-Israel BM	1,054,271	0.2

	Italy: 0.8%
13,966	Ferrari NV	2,236,754	0.4
248,378 (2)	Pirelli & C SpA	1,435,845	0.2
77,083	UniCredit SpA	977,955	0.2
		4,650,554	0.8

	Japan: 14.7%
91,400	Asahi Group Holdings, Ltd.	4,577,080	0.8
14,055	CyberAgent, Inc.	456,810	0.1
214,000	Daicel Corp.	1,913,041	0.3
15,140	Daikin Industries Ltd.	2,118,989	0.3
66,896	Daiwa House Industry Co., Ltd.	2,302,902	0.4
41,100	Denso Corp.	1,908,270	0.3
51,700	Pan Pacific International Holdings Corp.	813,828	0.1
16,239	Fanuc Ltd.	3,203,131	0.5
1,500	Fast Retailing Co., Ltd.	925,038	0.2
35,400	Hitachi Ltd.	1,321,215	0.2
74,400	Kakaku.com, Inc.	1,727,560	0.3
240,200	Kansai Electric Power Co., Inc.	2,802,205	0.5
46,020	Kao Corp.	3,699,948	0.6
132,300	KDDI Corp.	3,660,892	0.6
7,391	Keyence Corp.	4,673,303	0.8
30,500	Makita Corp.	1,025,741	0.2
97,209	Mitsui Fudosan Co., Ltd.	2,486,882	0.4
90,500	MS&AD Insurance Group Holdings, Inc.	2,922,357	0.5
43,600	Murata Manufacturing Co., Ltd.	2,373,941	0.4
151,280 (1)	Nexon Co. Ltd.	1,753,070	0.3
16,200	Nidec Corp.	2,385,058	0.4
192,300	Olympus Corp.	2,616,509	0.4
37,900	Pigeon Corp.	1,850,215	0.3
63,605	Recruit Holdings Co. Ltd.	2,113,851	0.3
14,600	Shimano, Inc.	2,430,181	0.4
11,600	Shin-Etsu Chemical Co., Ltd.	1,293,414	0.2
87,068	Shiseido Co., Ltd.	7,178,578	1.2
8,400	SMC Corp.	3,629,146	0.6
42,400	SoftBank Group Corp.	1,630,976	0.3
71,520	Sony Financial Holdings, Inc.	1,538,642	0.3
17,200	Sugi Holdings Co., Ltd.	954,727	0.2
92,080	Sumitomo Mitsui Financial Group, Inc.	3,269,134	0.5
104,800	Sumitomo Mitsui Trust Holdings, Inc.	3,819,478	0.6
19,300	Suzuki Motor Corp.	911,232	0.2
48,487	Sysmex Corp.	3,163,683	0.5
22,995	Terumo Corp.	750,482	0.1
39,319	Tokio Marine Holdings, Inc.	2,125,806	0.3
17,100	Yamaha Corp.	796,334	0.1
		89,123,649	14.7

	Mexico: 0.1%
59,400	Arca Continental SAB de CV	332,009	0.1

	Netherlands: 3.4%
48,551 (2)	ABN AMRO Bank NV	904,994	0.1
25,209 (1)	AerCap Holdings NV	1,459,097	0.3
25,123	Airbus SE	3,604,105	0.6
10,493	ASML Holding NV	2,750,368	0.4
50,486	ING Groep NV	571,678	0.1
10,209	Koninklijke DSM NV	1,211,686	0.2
53,763	Koninklijke Philips NV	2,358,803	0.4
12,246 (1)	Prosus NV	844,472	0.1
92,432	Royal Dutch Shell PLC - Class A	2,679,435	0.4
50,541	Unilever NV	2,987,312	0.5
21,245	Wolters Kluwer NV	1,564,758	0.3
		20,936,708	3.4

	Norway: 2.1%
207,699	DNB ASA	3,781,637	0.6
43,376	Equinor ASA	805,305	0.1

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: (continued)
31,920 (1)	Mowi ASA	779,230	0.1
294,865	SpareBank 1 SR-Bank ASA	3,142,268	0.5
58,387	Telenor ASA	1,092,757	0.2
83,247	Yara International ASA	3,242,989	0.6
		12,844,186	2.1

	Philippines: 0.1%
640,590	Ayala Land, Inc.	612,166	0.1

	Portugal: 0.4%
161,588	Jeronimo Martins SGPS SA	2,715,269	0.4

	Russia: 0.2%
31,859 (1)	Yandex NV	1,063,772	0.2

	Singapore: 1.6%
85,680	DBS Group Holdings Ltd.	1,633,136	0.3
1,126,000	NetLink NBN Trust	769,730	0.1
363,236	United Overseas Bank Ltd.	7,151,189	1.2
		9,554,055	1.6

	South Africa: 0.5%
12,246	Naspers Ltd.	1,732,915	0.3
72,930	Sasol Ltd.	1,322,125	0.2
		3,055,040	0.5

	South Korea: 4.3%
13,600	Hyundai Mobis Co. Ltd.	2,773,499	0.5
70,121	Kia Motors Corp.	2,562,739	0.4
31,100	KT&G Corp.	2,669,674	0.4
813	LG Household & Health Care Ltd.	879,745	0.1
242,500	LG Uplus Corp.	2,801,519	0.5
217,694	Samsung Electronics Co., Ltd.	9,408,702	1.6
82,000	Shinhan Financial Group Co., Ltd.	2,987,677	0.5
27,700	SK Hynix, Inc.	1,947,753	0.3
		26,031,308	4.3

	Spain: 2.2%
951,880	Banco Santander SA	3,822,081	0.6
67,198 (2)	Cellnex Telecom SA	2,899,518	0.5
697,659 (1)	CaixaBank SA	2,000,606	0.3
100,596	Iberdrola S.A.	1,034,026	0.2
99,555	Industria de Diseno Textil SA	3,102,215	0.5
40,595	Red Electrica Corp. SA	815,859	0.1
		13,674,305	2.2

	Sweden: 5.1%
87,767	Assa Abloy AB	2,084,324	0.3
37,955	Atlas Copco AB - A Shares	1,339,680	0.2
63,409	Atlas Copco AB - B Shares	1,967,474	0.3
97,124	Duni AB	1,302,654	0.2
114,705	Epiroc AB - A Shares	1,292,410	0.2
153,579	Epiroc AB - B Shares	1,672,692	0.3
68,657	Investor AB - B Shares	3,522,411	0.6
72,913	Loomis AB	2,823,151	0.5
120,729 (1)	Nibe Industrier AB	1,653,074	0.3
125,276	Sandvik AB	2,213,292	0.4
212,900	SKF AB - B Shares	3,854,800	0.6
25,596 (1)	Spotify Technology SA	3,693,503	0.6
381,706	Svenska Handelsbanken AB	3,830,730	0.6
		31,250,195	5.1

	Switzerland: 4.5%
68,525	ABB Ltd.	1,439,024	0.2
36,301 (1)	Alcon, Inc.	2,146,773	0.3
37,020	Cie Financiere Richemont SA	2,909,075	0.5
2,674	Lonza Group AG	963,797	0.2
50,100	Nestle SA	5,359,765	0.9
111,960	Novartis AG	9,782,536	1.6
9,687	PSP Swiss Property AG	1,282,220	0.2
13,552	Schindler Holding AG - Part Cert	3,320,194	0.5
4,217 (3)	u-blox Holding AG	341,820	0.1
		27,545,204	4.5

	Taiwan: 1.1%
91,997	MediaTek, Inc.	1,228,607	0.2
58,253	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,007,603	0.5
230,932	Taiwan Semiconductor Manufacturing Co., Ltd.	2,263,088	0.4
		6,499,298	1.1

	Thailand: 0.6%
945,600	Siam Commercial Bank PCL	3,504,688	0.6

	United Arab Emirates: 0.1%
60,615 (1),(2)	Network International Holdings PLC	424,782	0.1

	United Kingdom: 16.2%
80,771	Anglo American PLC	2,078,817	0.3
30,531 (1)	ASOS PLC	1,403,483	0.2
34,033	AstraZeneca PLC	3,318,814	0.5
430,781 (2)	Auto Trader Group PLC	3,138,806	0.5
660,582	Babcock International Group	4,744,445	0.8
689,456	BBA Aviation PLC	2,712,421	0.5
101,785	Bellway PLC	4,166,015	0.7
10,653	Berkeley Group Holdings PLC	607,217	0.1
87,628	BHP Group PLC ADR	3,717,180	0.6
63,201	Burberry Group PLC	1,675,903	0.3
1,321,100	Cineworld Group PLC	3,806,852	0.6
104,348	Compass Group PLC	2,778,178	0.5
37,251	Derwent London PLC	1,712,989	0.3
44,213	Diageo PLC	1,809,686	0.3
12,355	Ferguson PLC	1,055,038	0.2
150,797	Hargreaves Lansdown PLC	3,462,804	0.6
125,981	HomeServe PLC	1,891,371	0.3
62,481	Howden Joinery Group PLC	467,627	0.1
256,936	Inchcape PLC	2,148,132	0.4
113,652	Informa PLC	1,142,348	0.2
64,512	Intertek Group PLC	4,473,004	0.7
215,781	John Wood Group PLC	947,414	0.2
54,248	Johnson Matthey PLC	2,155,111	0.4
220,215	Jupiter Fund Management PLC	977,718	0.2
17,405	Linde PLC	3,435,672	0.6

See Accompanying Notes to Financial Statements

53

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
15,500	London Stock Exchange Group PLC	1,396,846	0.2
193,500	Mondi PLC	4,012,021	0.7
179,667	National Grid PLC	2,100,724	0.3
49,500	Next PLC	4,221,689	0.7
96,990	Prudential PLC	1,694,113	0.3
96,307	Relx PLC (GBP Exchange)	2,318,632	0.4
410,255	Rightmove PLC	3,184,484	0.5
37,164	Rio Tinto PLC	1,934,831	0.3
121,199	RSA Insurance Group PLC	819,949	0.1
35,356	Smith & Nephew PLC	758,969	0.1
564,718	Standard Chartered PLC	5,124,227	0.8
2,026,786	Taylor Wimpey PLC	4,346,866	0.7
471,312	Tesco PLC	1,438,710	0.2
368,247 (1),(2)	Trainline PLC	1,986,747	0.3
34,188	Unilever PLC	2,047,148	0.3
83,051	Weir Group PLC	1,450,659	0.2
		98,663,660	16.2

	United States: 1.8%
11,388	Aon PLC	2,199,706	0.4
15,285 (1)	Bausch Health Cos, Inc.	379,680	0.1
1,300	Linde Public Ltd.	257,855	0.0
6,488 (1)	Mettler Toledo International, Inc.	4,573,651	0.7
66,066	Popular, Inc.	3,597,954	0.6
		11,008,846	1.8

	Total Common Stock (Cost $544,300,201)	591,801,702	97.4

EXCHANGE-TRADED FUNDS: 0.0%
4,428	iShares MSCI ACWI ex US ETF	210,197	0.0

	Total Exchange-Traded Funds (Cost $209,673)	210,197	0.0

PREFERRED STOCK: 0.8%
	China: 0.0%
2,046 (1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	104,207	0.0

	Germany: 0.8%
11,456	Sartorius AG	2,226,153	0.4
12,153	Volkswagen AG	2,310,350	0.4
		4,536,503	0.8

	Total Preferred Stock (Cost $3,959,988)	4,640,710	0.8

	Total Long-Term Investments (Cost $548,469,862)	596,652,609	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 0.0%
193,754 (6)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $193,763, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $197,639, due 11/07/19-09/09/49) (Cost $193,754)	193,754	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
11,545,995 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $11,545,995)	11,545,995	1.9

	Total Short-Term Investments (Cost $11,739,749)	11,739,749	1.9

	Total Investments in Securities (Cost $560,209,611)	$608,392,358	100.1
	Liabilities in Excess of Other Assets	(792,885)	(0.1)
	Net Assets	$607,599,473	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2019, the Fund held restricted securities with a fair value of $104,207 or 0.0% of net assets. Please refer to the table below for additional details.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

54

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 9.6%
87,616	AGL Energy Ltd.	$1,196,014	0.3
166,349	Alumina Ltd.	259,690	0.1
66,889	Amcor PLC	640,489	0.1
10,237	Ansell Ltd.	194,675	0.1
51,458	APA Group	413,324	0.1
8,125	Aristocrat Leisure Ltd.	177,166	0.0
4,923	ASX Ltd.	279,439	0.1
12,272	Atlas Arteria Ltd.	67,870	0.0
532,510	Aurizon Holdings Ltd.	2,166,381	0.5
116,034	AusNet Services	148,218	0.0
103,842	Australia & New Zealand Banking Group Ltd.	1,908,319	0.4
117,164	BHP Group Ltd.	2,871,981	0.6
22,113	BHP Group PLC	469,030	0.1
36,797	Boral Ltd.	127,756	0.0
229,158	Brambles Ltd.	1,894,463	0.4
28,977	Caltex Australia Ltd.	544,728	0.1
60,461	Charter Hall Group	471,107	0.1
33,970	Charter Hall Retail REIT	103,210	0.0
79,795	Cleanaway Waste Management Ltd.	101,419	0.0
85,853	Coca-Cola Amatil Ltd.	602,487	0.1
2,746	Cochlear Ltd.	400,615	0.1
80,117	Coles Group Ltd.	829,122	0.2
10,867	Commonwealth Bank of Australia	589,211	0.1
17,768	Computershare Ltd.	193,946	0.0
14,752	Crown Resorts Ltd.	126,729	0.0
4,021	CSL Ltd.	709,130	0.2
56,655	CSR Ltd.	161,944	0.0
155,867	Dexus	1,285,354	0.3
61,579	Downer EDI Ltd.	342,506	0.1
156,947	Goodman Group	1,558,371	0.3
388,465	GPT Group	1,594,547	0.3
69,445	Harvey Norman Holdings Ltd.	195,941	0.1
84,248	Insurance Australia Group Ltd.	461,601	0.1
6,086	Lend Lease Corp., Ltd.	78,666	0.0
21,302	Macquarie Group Ltd.	1,966,975	0.4
8,319	Magellan Financial Group Ltd.	275,925	0.1
338,683	Medibank Pvt Ltd.	789,378	0.2
31,847	Metcash Ltd.	61,908	0.0
553,122	Mirvac Group	1,225,653	0.3
3,748	National Australia Bank Ltd.	73,570	0.0
8,238	Newcrest Mining Ltd.	179,822	0.0
7,101	Orica Ltd.	112,222	0.0
14,396	Origin Energy Ltd.	78,047	0.0
85,823	Orora Ltd.	182,929	0.0
3,714	Perpetual Ltd.	92,074	0.0
151,795	Qantas Airways Ltd.	671,411	0.1
11,867	QBE Insurance Group Ltd.	103,248	0.0
63,478	Qube Logistics Holdings Ltd.	142,324	0.0
5,500	Ramsay Health Care Ltd.	259,879	0.1
1,651	REA Group Ltd.	123,907	0.0
49,362	Regis Resources Ltd.	167,291	0.0
32,235	Rio Tinto Ltd.	2,015,755	0.4
364,491	Scentre Group	963,040	0.2
10,335	Seek Ltd.	161,743	0.0
49,363	Shopping Centres Australasia Property Group	91,565	0.0
15,196	Sonic Healthcare Ltd.	299,286	0.1
432,292	Stockland	1,459,407	0.3
14,686	Suncorp Group Ltd.	136,352	0.0
41,366	Sydney Airport	250,531	0.1
91,239	TABCORP Holdings Ltd.	302,334	0.1
801,873	Telstra Corp., Ltd.	1,931,271	0.4
20,998	Transurban Group - Stapled Security	215,061	0.1
12,874	Treasury Wine Estates Ltd.	156,074	0.0
45,299	Vicinity Centres	83,383	0.0
4,172	Washington H Soul Pattinson & Co. Ltd.	62,364	0.0
106,267	Wesfarmers Ltd.	2,919,681	0.6
11,254	Westpac Banking Corp.	218,502	0.1
223,328	Whitehaven Coal Ltd.	507,936	0.1
30,340	Woodside Petroleum Ltd.	672,440	0.2
146,343	Woolworths Group Ltd.	3,773,627	0.8
		45,892,364	9.6

	Austria: 0.4%
26,190	OMV AG	1,531,110	0.3
2,547	Rhi Magnesita NV	114,790	0.1
12,037 (1)	Telekom Austria AG	93,168	0.0
1,049 (1)	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	56,830	0.0
		1,795,898	0.4

	Belgium: 0.6%
389	Ackermans & van Haaren NV	59,632	0.0
2,531	Ageas	145,964	0.0
2,413	Anheuser-Busch InBev SA/NV	194,771	0.0
581 (1)	Barco NV	126,533	0.0
6,719	Colruyt S.A.	373,486	0.1
22,321	Proximus SADP	685,941	0.2
2,419	Sofina SA	535,305	0.1
1,625	Solvay S.A.	176,680	0.0
4,542 (1)	Telenet Group Holding NV	223,153	0.1
3,234	UCB S.A.	260,657	0.1
		2,782,122	0.6

	Brazil: 0.1%
17,700	Banco BTG Pactual SA	287,755	0.1

	Cambodia: 0.0%
104,000	NagaCorp Ltd.	188,977	0.0

	Canada: 6.8%
75,072	Alimentation Couche-Tard, Inc.	2,251,419	0.5
4,414	Bank of Montreal	326,752	0.1
6,971	Bank of Nova Scotia	399,810	0.1
11,277	BCE, Inc.	534,953	0.1
13,430	Brookfield Asset Management, Inc.	742,622	0.2
6,109	BRP, Inc.	274,072	0.1

See Accompanying Notes to Financial Statements

55

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada: (continued)
3,943	Canadian Imperial Bank of Commerce - XTSE	336,222	0.1
11,820	Canadian National Railway Co. - CNR	1,057,168	0.2
6,986	Canadian Natural Resources Ltd.	176,148	0.0
3,331	Canadian Pacific Railway Ltd.	757,473	0.2
4,089	Canadian Tire Corp. Ltd.	440,815	0.1
8,282	Canadian Utilities Ltd.	241,524	0.1
8,800	Capital Power Corp.	210,930	0.0
26,470 (1)	CGI, Inc.	2,057,550	0.4
671	Constellation Software, Inc./Canada	662,711	0.1
11,751	Dollarama, Inc.	395,328	0.1
52,115	Empire Co. Ltd.	1,383,693	0.3
13,693	Enbridge, Inc.	498,712	0.1
22,542	Fortis, Inc.	936,526	0.2
2,399	Franco-Nevada Corp.	232,778	0.0
16,543	Genworth MI Canada, Inc.	668,201	0.1
6,466	George Weston Ltd.	517,682	0.1
6,265	Great-West Lifeco, Inc.	152,356	0.0
8,703 (1)	Home Capital Group, Inc.	179,135	0.0
30,371 (2)	Hydro One Ltd.	564,715	0.1
9,773	IGM Financial, Inc.	275,805	0.1
14,069	Imperial Oil Ltd.	350,363	0.1
5,435	Intact Financial Corp.	560,790	0.1
17,668	Inter Pipeline Ltd.	296,591	0.1
14,895	Kirkland Lake Gold Ltd.	699,458	0.1
18,622	Loblaw Cos Ltd.	993,098	0.2
20,536	Magna International, Inc.	1,104,213	0.2
118,564	Manulife Financial Corp.	2,208,166	0.5
11,402	Metro, Inc. - Class A	482,189	0.1
3,123	National Bank Of Canada	161,283	0.0
2,909	Nutrien Ltd.	139,166	0.0
22,198	Pembina Pipeline Corp.	781,506	0.2
14,963	Power Corp. of Canada	346,270	0.1
7,729	Power Financial Corp.	180,740	0.0
7,132	Restaurant Brands International, Inc.	466,604	0.1
23,669	RioCan Real Estate Investment Trust	474,961	0.1
17,381	Rogers Communications, Inc.	818,310	0.2
5,404	Royal Bank of Canada	435,898	0.1
11,154	Saputo, Inc.	323,501	0.1
19,960	Shaw Communications, Inc. - Class B	407,353	0.1
13,400	Sun Life Financial, Inc.	601,174	0.1
67,161	Suncor Energy, Inc.	1,996,830	0.4
13,277	TC Energy Corp.	669,243	0.1
31,875	Teck Resources Ltd.	503,863	0.1
8,676	TELUS Corp.	308,610	0.1
6,407	Thomson Reuters Corp.	430,555	0.1
2,611	Toronto-Dominion Bank	149,095	0.0
4,557	Waste Connections, Inc.	420,928	0.1
2,227	Wheaton Precious Metals Corp.	62,426	0.0
		32,648,284	6.8

	China: 2.2%
4,910 (1)	Alibaba Group Holding Ltd. ADR	867,450	0.2
82,000	Anhui Conch Cement Co., Ltd. - H Shares	490,092	0.1
155,233	Bank of Shanghai Co. Ltd. - A Shares	205,663	0.1
455,500	BOC Hong Kong Holdings Ltd.	1,564,928	0.3
53,000	China Mengniu Dairy Co., Ltd.	211,297	0.1
106,000	China National Building Material Co., Ltd. - H Shares	89,339	0.0
504,000	China Resources Power Holdings Co.	633,394	0.1
378,500	China Shenhua Energy Co., Ltd. - H Shares	768,711	0.2
1,434,000	China Telecom Corp., Ltd. - H Shares	610,036	0.1
160,900	Financial Street Holdings Co. Ltd. - A Shares	179,573	0.0
417,200	Guangzhou R&F Properties Co., Ltd. - H Shares	646,432	0.1
228,000	Lenovo Group Ltd.	158,949	0.0
318,500 (2)	Longfor Group Holdings Ltd.	1,321,824	0.3
1,233,000	PICC Property & Casualty Co., Ltd. - H Shares	1,560,385	0.3
1,378,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	380,589	0.1
19,800	Tencent Holdings Ltd.	803,146	0.2
77,000	Want Want China Holdings Ltd.	64,866	0.0
90,000	Weichai Power Co. Ltd. - H Shares	141,662	0.0
		10,698,336	2.2

	Czech Republic: 0.0%
6,711 (1)	Komercni Banka AS	226,811	0.0

	Denmark: 2.2%
166	AP Moller - Maersk A/S - Class A	199,407	0.0
195	AP Moller - Maersk A/S - Class B	248,743	0.1
16,829	Carlsberg A/S	2,369,930	0.5
1,817	Chr Hansen Holding A/S	139,502	0.0
4,520	Coloplast A/S	544,190	0.1
3,537 (1)	Drilling Co. of 1972 A/S/The	199,658	0.1
7,762	DSV A/S	754,382	0.2
306 (1)	Genmab A/S	66,859	0.0
3,007	GN Store Nord A/S	132,287	0.0
6,293	ISS A/S	164,758	0.0
54,656	Novo Nordisk A/S	3,005,463	0.6
4,347	Novozymes A/S	204,916	0.1
4,851 (2)	Orsted A/S	425,781	0.1
2,344	Royal Unibrew A/S	192,300	0.0
3,807	Tryg A/S	106,410	0.0
20,742	Vestas Wind Systems A/S	1,689,805	0.4
		10,444,391	2.2

	Finland: 1.4%
11,765	Elisa OYJ	642,560	0.2
6,143	Fortum OYJ	150,120	0.0
5,951	Huhtamaki OYJ	275,564	0.1
11,401	Kesko OYJ	759,627	0.2
14,400	Kone OYJ	916,932	0.2
2,988	Metso Oyj	113,116	0.0
14,006	Neste OYJ	506,071	0.1
7,011	Nokian Renkaat OYJ	200,368	0.0
6,664	Orion Oyj	295,646	0.1
6,305	Sampo OYJ	258,378	0.0
71,639	UPM-Kymmene OYJ	2,333,245	0.5
6,139	Wartsila OYJ	64,857	0.0
		6,516,484	1.4

See Accompanying Notes to Financial Statements

56

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France: 7.9%
1,664	Accor S.A.	71,575	0.0
424	Aeroports de Paris	80,640	0.0
5,435	Air Liquide SA	722,643	0.2
17,478	Alstom SA	756,154	0.2
1,234	Arkema SA	126,285	0.0
3,402 (1)	AXA S.A.	90,055	0.0
961	BioMerieux	78,692	0.0
78,556 (1)	Bollore SA	340,334	0.1
10,240	Bouygues SA	434,361	0.1
10,011	Bureau Veritas SA	255,947	0.1
3,201	Capgemini SE	360,849	0.1
15,065	Carrefour S.A.	256,490	0.1
1,259	Casino Guichard Perrachon S.A.	67,919	0.0
11,371	Cie de Saint-Gobain	463,118	0.1
10,866	Cie Generale des Etablissements Michelin SCA	1,323,014	0.3
1,781	Covivio	201,697	0.0
5,186	Danone	429,615	0.1
240	Dassault Aviation SA	333,396	0.1
12,659	Dassault Systemes SE	1,922,608	0.4
7,883	Edenred	415,495	0.1
18,144	Eiffage SA	1,948,778	0.4
5,391 (1)	Elis SA	103,068	0.0
178,703	Engie SA	2,992,342	0.6
56,178	Eutelsat Communications	1,065,693	0.2
2,554	Gecina S.A.	438,443	0.1
9,225	Getlink SE	154,527	0.0
1,104	Hermes International	795,270	0.2
976 (1)	Ingenico Group SA	104,365	0.0
4,594	Kering SA	2,613,970	0.5
43,430	Klepierre SA	1,618,863	0.3
4,363	Lagardere SCA	97,494	0.0
6,395	Legrand S.A.	499,603	0.1
2,974	L'Oreal S.A.	868,592	0.2
5,065	LVMH Moet Hennessy Louis Vuitton SE	2,163,038	0.5
53,918	Orange SA	867,783	0.2
493 (1)	Orpea	59,378	0.0
1,375	Pernod Ricard SA	254,008	0.1
9,800	Peugeot S.A.	248,196	0.1
7,386	Publicis Groupe	317,883	0.1
6,468	Rubis SCA	375,064	0.1
9,691	Safran S.A.	1,534,957	0.3
7,531	Sanofi	694,261	0.1
384	Sartorius Stedim Biotech	57,528	0.0
30,419	Schneider Electric SE	2,827,155	0.6
2,339	SCOR SE	98,657	0.0
713	SEB SA	108,343	0.0
1,375	Societe BIC S.A.	95,463	0.0
3,333	Sodexo SA	366,525	0.1
35,629	SUEZ	555,725	0.1
759	Teleperformance	172,204	0.0
9,579 (1)	Television Francaise 1	80,385	0.0
1,648	Thales S.A.	161,108	0.0
24,504	Total SA	1,295,483	0.3
496 (1)	Unibail-Rodamco-Westfield	76,700	0.0
44,530	Veolia Environnement	1,172,198	0.2
15,107	Vinci SA	1,694,950	0.4
10,745	Vivendi SA	299,222	0.1
		37,608,109	7.9

	Germany: 4.9%
9,634	Adidas AG	2,974,697	0.6
3,117	Allianz SE	761,242	0.2
110,945	Aroundtown SA	937,772	0.2
1,198 (1),(3)	Axel Springer AG	85,446	0.0
3,208	BASF SE	243,870	0.1
1,237	Bayerische Motoren Werke AG	94,723	0.0
2,262	Beiersdorf AG	267,796	0.1
2,968	Brenntag AG	148,757	0.0
2,075 (1)	CANCOM SE	110,975	0.0
926	Carl Zeiss Meditec AG	100,938	0.0
4,655 (1)	CompuGroup Medical SE	298,005	0.1
1,840	Continental AG	246,451	0.1
1,398 (2)	Covestro AG	67,135	0.0
7,169 (1)	CTS Eventim AG & Co. KGaA	434,197	0.1
3,353	Daimler AG	195,992	0.1
410 (1)	Deutsche Boerse AG	63,492	0.0
35,562 (2)	Deutsche Pfandbriefbank AG	486,002	0.1
8,149	Deutsche Post AG	288,679	0.1
60,747	Deutsche Telekom AG	1,068,878	0.2
12,936	Deutsche Wohnen SE	487,718	0.1
19,082 (1)	Dialog Semiconductor PLC	858,314	0.2
62,417	E.ON AG	629,443	0.1
3,278	Evonik Industries AG	86,388	0.0
34,339 (1),(3)	Evotec AG	786,558	0.2
1,667 (1)	Fielmann AG	128,562	0.0
1,934 (1)	Fraport AG Frankfurt Airport Services Worldwide	161,649	0.0
1,810 (1)	Fresenius SE & Co. KGaA	95,306	0.0
1,169	Fresenius Medical Care AG & Co. KGaA	84,378	0.0
2,297 (1)	GEA Group AG	70,220	0.0
2,660 (1)	Gerresheimer AG	214,516	0.1
1,132	Hannover Rueck SE	200,595	0.0
5,249	HeidelbergCement AG	389,151	0.1
1,169	Henkel AG & Co. KGaA	112,479	0.0
4,689	Hochtief AG	585,858	0.1
1,615	Hugo Boss AG	68,092	0.0
7,109	Infineon Technologies AG	137,693	0.0
13,944	Jenoptik AG	414,626	0.1
9,402 (1)	KION Group AG	625,588	0.1
723	Knorr-Bremse AG	72,968	0.0
1,732	LANXESS AG	112,544	0.0
7,784	LEG Immobilien AG	894,101	0.2
11,240	Merck KGaA	1,340,556	0.3
53,189 (1)	Ceconomy AG	267,658	0.1
1,458	MTU Aero Engines AG	389,914	0.1
1,249	Muenchener Rueckversicherungs-Gesellschaft AG	347,022	0.1
2,332	Puma SE	175,429	0.0
92 (1)	Rational AG	69,998	0.0
1,719	Rheinmetall AG	207,323	0.0
9,586	RWE AG	292,128	0.1
7,212 (1)	Salzgitter AG	130,776	0.0
7,914	SAP SE	1,048,616	0.2
1,778 (1),(2)	Scout24 AG	110,212	0.0
5,807	Siemens AG	670,128	0.1
4,989	Software AG	158,705	0.0
2,312	Symrise AG	222,199	0.1
8,798 (1)	TAG Immobilien AG	213,807	0.1
17,262	Uniper SE	537,997	0.1
15,305	Vonovia SE	815,066	0.2
3,399 (3)	Wirecard AG	430,028	0.1
		23,519,356	4.9

See Accompanying Notes to Financial Statements

57

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong: 3.2%
76,800	AIA Group Ltd.	764,792	0.2
6,000	ASM Pacific Technology Ltd.	83,777	0.0
62,000	Cafe de Coral Holdings Ltd.	169,173	0.0
50,000	Cathay Pacific Airways Ltd.	63,878	0.0
565,000	Champion REIT	374,467	0.1
250,000	CK Asset Holdings Ltd.	1,739,427	0.4
47,902	CK Hutchison Holdings Ltd.	442,283	0.1
19,364	CK Infrastructure Holdings Ltd.	139,357	0.0
57,000	CLP Holdings Ltd.	591,969	0.1
8,500	Dairy Farm International Holdings Ltd.	50,915	0.0
52,000	Hang Lung Group Ltd.	130,241	0.0
120,000	Hang Lung Properties Ltd.	263,784	0.1
117,611	Henderson Land Development Co., Ltd.	587,418	0.1
239,968	Hong Kong & China Gas	465,754	0.1
3,600	Hong Kong Exchanges and Clearing Ltd.	112,155	0.0
77,652	Hongkong Land Holdings Ltd. - HKHGF	426,573	0.1
80,000	Hysan Development Co., Ltd.	315,300	0.1
3,231	Jardine Matheson Holdings Ltd.	184,203	0.0
3,600	Jardine Strategic Holdings Ltd.	116,251	0.0
75,000	Kerry Logistics Network Ltd.	119,666	0.0
80,000	Kerry Properties Ltd.	258,693	0.1
193,500	Link REIT	2,107,486	0.5
24,500	MTR Corp.	140,478	0.0
470,000	New World Development Ltd.	672,305	0.2
185,000	NWS Holdings Ltd.	275,332	0.1
229,000	PCCW Ltd.	136,006	0.0
88,000	Power Assets Holdings Ltd.	627,980	0.1
182,000	Sino Land Co.	272,066	0.1
80,500	Sun Hung Kai Properties Ltd.	1,219,842	0.3
75,000	Swire Pacific Ltd - Class B	110,755	0.0
43,500	Swire Pacific Ltd. - Class A	414,654	0.1
95,600	Swire Properties Ltd.	300,667	0.1
55,500	Techtronic Industries Co., Ltd.	433,733	0.1
32,000	Vitasoy International Holdings Ltd.	130,122	0.0
11,200	Vtech Holdings Ltd.	98,200	0.0
155,000 (2)	WH Group Ltd.	163,609	0.0
58,000	Wharf Real Estate Investment Co. Ltd.	341,140	0.1
26,000	Wheelock & Co., Ltd.	160,800	0.0
64,500	Yue Yuen Industrial Holdings	181,773	0.0
		15,187,024	3.2

	Hungary: 0.0%
3,295 (1)	OTP Bank Nyrt	151,955	0.0

	India: 0.4%
452,630	Oil & Natural Gas Corp., Ltd.	903,389	0.2
208,452 (1)	Power Finance Corp. Ltd.	320,389	0.1
51,017	Tech Mahindra Ltd.	531,225	0.1
		1,755,003	0.4

	Ireland: 0.2%
1,598	DCC PLC	149,860	0.0
1,996	Kerry Group PLC - KYG	241,313	0.1
3,699	Kingspan Group Plc	191,671	0.0
1,983	Flutter Entertainment PLC	204,517	0.1
		787,361	0.2

	Israel: 0.6%
8,468 (1)	Airport City Ltd.	159,901	0.0
8,096	Alony Hetz Properties & Investments Ltd.	116,878	0.0
17,503	Amot Investments Ltd.	123,208	0.0
1,838	Azrieli Group Ltd.	141,670	0.0
15,053	Bank Hapoalim BM	120,479	0.0
33,695	Bank Leumi Le-Israel BM	245,443	0.1
985	Elbit Systems Ltd.	161,497	0.0
2,539	First International Bank Of Israel Ltd.	69,704	0.0
48,842	Israel Chemicals Ltd.	217,106	0.1
38,392	Israel Discount Bank Ltd.	175,445	0.1
1,138	Melisron Ltd.	69,002	0.0
4,416	Mizrahi Tefahot Bank Ltd.	109,564	0.0
2,907 (1)	Nice Ltd.	458,551	0.1
480,779	Oil Refineries Ltd.	246,844	0.1
2,628	Paz Oil Co. Ltd.	402,970	0.1
17,382	Shufersal Ltd.	117,538	0.0
4,995	Strauss Group Ltd.	151,252	0.0
		3,087,052	0.6

	Italy: 2.3%
494,560	A2A SpA	992,818	0.2
9,510	Assicurazioni Generali S.p.A.	192,839	0.1
5,635	Atlantia S.p.A	139,218	0.0
7,452	Davide Campari-Milano SpA	68,352	0.0
1,003	DiaSorin SpA	113,089	0.0
45,146 (2)	Enav SpA	262,834	0.1
394,164	Enel S.p.A.	3,054,914	0.6
54,980	ENI S.p.A.	834,101	0.2
971	Ferrari NV	155,513	0.0
6,191 (1)	Leonardo SpA	71,925	0.0
94,631	Hera SpA	405,371	0.1
12,319 (1),(2)	Infrastrutture Wireless Italiane SpA	126,402	0.0
36,852	Italgas SpA	237,242	0.1
52,121 (1)	Mediobanca Banca di Credito Finanziario SpA	619,788	0.1
3,237	Moncler SpA	124,912	0.0
120,832 (2)	Poste Italiane SpA	1,467,676	0.3
4,184	Recordati S.p.A.	175,829	0.0
96,950	Snam SpA	497,732	0.1
59,904	Terna Rete Elettrica Nazionale SpA	395,930	0.1
117,664	Unipol Gruppo Finanziario SpA	656,691	0.1
238,805	UnipolSai Assicurazioni SpA	666,495	0.2
		11,259,671	2.3

See Accompanying Notes to Financial Statements

58

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: 19.1%
11,400	ABC-Mart, Inc.	781,646	0.2
11,300	Aeon Co., Ltd.	227,360	0.1
7,700	Air Water, Inc.	144,152	0.0
21,300	Ajinomoto Co., Inc.	404,960	0.1
12,400	Alfresa Holdings Corp.	276,878	0.1
8,100	ANA Holdings, Inc.	278,142	0.1
39,800	Amada Holdings Co., Ltd.	453,247	0.1
5,100	Amano Corp.	150,790	0.0
30,700	AGC, Inc.	1,079,415	0.2
9,800	Asahi Group Holdings, Ltd.	490,759	0.1
8,100	Asahi Kasei Corp.	89,921	0.0
34,000	Asics Corp.	583,723	0.1
106,900	Astellas Pharma, Inc.	1,834,692	0.4
4,800	Autobacs Seven Co., Ltd.	79,239	0.0
19,200	Azbil Corp.	534,282	0.1
11,900	Bandai Namco Holdings, Inc.	731,721	0.2
26,100	Bridgestone Corp.	1,084,453	0.2
22,100	Canon, Inc.	606,418	0.1
2,100	Central Japan Railway Co.	430,781	0.1
51,300	Chubu Electric Power Co., Inc.	769,615	0.2
1,200	Chugai Pharmaceutical Co., Ltd.	100,987	0.0
24,700	Chugoku Electric Power Co., Inc.	329,048	0.1
66,300	Citizen Watch Co., Ltd.	352,488	0.1
4,200	COMSYS Holdings Corp.	123,905	0.0
46,800	Dai Nippon Printing Co., Ltd.	1,249,958	0.3
54,300	Dai-ichi Life Holdings, Inc.	885,058	0.2
2,800	Daiichikosho Co., Ltd.	133,105	0.0
2,100	Daikin Industries Ltd.	293,915	0.1
7,500	Daito Trust Construction Co., Ltd.	993,903	0.2
18,900	Daiwa House Industry Co., Ltd.	650,635	0.1
2,400	Denka Co., Ltd.	69,261	0.0
5,300	Denso Corp.	246,079	0.1
2,700	Dentsu, Inc.	96,524	0.0
8,500	Dip Corp.	230,727	0.1
16,400	Pan Pacific International Holdings Corp.	258,158	0.1
6,700	East Japan Railway Co.	608,233	0.1
6,200	Electric Power Development Co., Ltd.	150,539	0.0
17,200	FANCL Corp.	486,056	0.1
900	Fanuc Ltd.	177,524	0.0
900	Fast Retailing Co., Ltd.	555,023	0.1
6,600	Fuji Film Holdings Corp.	289,755	0.1
4,600	Fujitsu Ltd.	407,694	0.1
4,100	Glory Ltd.	120,714	0.0
25,200	H2O Retailing Corp.	285,807	0.1
14,200	Hakuhodo DY Holdings, Inc.	211,903	0.1
2,700	Hamamatsu Photonics KK	104,839	0.0
8,700	Hankyu Hanshin Holdings, Inc.	348,148	0.1
5,700	Haseko Corp.	73,555	0.0
300	Hikari Tsushin, Inc.	65,759	0.0
700	Hirose Electric Co., Ltd.	88,179	0.0
10,000	Hitachi Chemical Co., Ltd.	329,198	0.1
2,000	Hitachi High-Technologies Corp.	124,432	0.0
27,300	Hitachi Ltd.	1,018,903	0.2
2,600	Hitachi Transport System Ltd.	74,003	0.0
39,200	Honda Motor Co., Ltd.	1,060,517	0.2
5,000	House Foods Group, Inc.	189,512	0.1
4,500	Hoya Corp.	397,698	0.1
8,900	Hulic Co. Ltd.	96,625	0.0
1,700	Ito En Ltd.	82,861	0.0
81,400	Itochu Corp.	1,701,902	0.4
5,300	Itochu Techno-Solutions Corp.	142,733	0.0
11,100	Japan Airlines Co. Ltd.	345,899	0.1
16,100	Japan Tobacco, Inc.	363,904	0.1
3,600	JSR Corp.	67,585	0.0
16,000	JTEKT Corp.	204,070	0.1
123,400	JXTG Holdings, Inc.	576,801	0.1
9,500	Kajima Corp.	130,554	0.0
42,700	Kakaku.com, Inc.	991,489	0.2
11,100	Kamigumi Co., Ltd.	250,984	0.1
9,300	Kandenko Co., Ltd.	87,935	0.0
15,100	Kansai Electric Power Co., Inc.	176,159	0.0
4,800	Kansai Paint Co., Ltd.	115,607	0.0
18,500	Kao Corp.	1,487,376	0.3
41,300	Kawasaki Heavy Industries Ltd.	991,131	0.2
24,300	KDDI Corp.	672,409	0.2
3,100	Keihan Holdings Co., Ltd.	146,372	0.0
6,400	Keikyu Corp.	127,396	0.0
3,200	Keio Corp.	197,963	0.1
2,900	Keisei Electric Railway Co., Ltd.	118,568	0.0
6,200	Kewpie Corp.	140,723	0.0
400	Keyence Corp.	252,919	0.1
1,300	Kikkoman Corp.	62,533	0.0
10,700	Kinden Corp.	160,959	0.0
7,800	Kintetsu Group Holdings Co., Ltd.	425,146	0.1
15,100	Kirin Holdings Co., Ltd.	320,337	0.1
1,000	Kobayashi Pharmaceutical Co., Ltd.	79,960	0.0
4,000	Komatsu Ltd.	93,660	0.0
4,100	Konami Holdings Corp.	179,985	0.0
84,400	Konica Minolta, Inc.	619,479	0.1
7,100	Ks Holdings Corp.	81,120	0.0
8,100	Kubota Corp.	128,654	0.0
11,200	Kuraray Co., Ltd.	133,250	0.0
6,400	Kurita Water Industries, Ltd.	184,241	0.0
25,800	Kyocera Corp.	1,692,657	0.4
2,600	Kyowa Exeo Corp.	66,149	0.0
20,100	Kyushu Electric Power Co., Inc.	200,869	0.1
29,000	Kyushu Railway Co.	958,089	0.2
2,100	Lawson, Inc.	115,850	0.0
3,100	Lion Corp.	64,875	0.0
20,700	LIXIL Group Corp.	384,977	0.1
5,800	Maeda Road Construction Co., Ltd.	124,777	0.0
16,400	Marubeni Corp.	115,424	0.0
2,500	Maruichi Steel Tube Ltd.	68,271	0.0
16,600	Medipal Holdings Corp.	379,269	0.1
8,300	Megmilk Snow Brand Co., Ltd.	199,627	0.1
5,400	MEIJI Holdings Co., Ltd.	389,221	0.1

See Accompanying Notes to Financial Statements

59

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
13,700	Meitec Corp.	714,185	0.2
14,900	Mitsubishi Chemical Holdings Corp.	113,556	0.0
26,300	Mitsubishi Corp.	668,925	0.2
39,100	Mitsubishi Electric Corp.	558,639	0.1
9,000	Mitsubishi Estate Co., Ltd.	174,738	0.0
20,700	Mitsubishi Heavy Industries Ltd.	837,716	0.2
4,300	Mitsubishi Materials Corp.	123,647	0.0
312,500	Mitsubishi UFJ Financial Group, Inc.	1,620,090	0.3
80,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	496,030	0.1
122,100	Mitsui & Co., Ltd.	2,096,941	0.4
7,900	Mitsui Chemicals, Inc.	187,873	0.1
4,500	Mitsui Fudosan Co., Ltd.	115,123	0.0
3,800	MS&AD Insurance Group Holdings, Inc.	122,707	0.0
10,300	Mixi, Inc.	199,037	0.1
1,800	Murata Manufacturing Co., Ltd.	98,007	0.0
5,300	Nagase & Co., Ltd.	80,141	0.0
10,900	Nagoya Railroad Co., Ltd.	346,488	0.1
2,900	Nankai Electric Railway Co., Ltd.	75,362	0.0
25,400	NEC Corp.	1,006,618	0.2
5,100	NH Foods Ltd.	214,281	0.1
700	Nidec Corp.	103,058	0.0
3,900	Nifco, Inc.	102,944	0.0
2,700	Nihon Unisys Ltd.	89,126	0.0
5,400	Nikon Corp.	68,852	0.0
1,600	Nintendo Co., Ltd.	586,860	0.1
5,400	Nippo Corp.	110,956	0.0
2,200	Nippon Express Co., Ltd.	125,522	0.0
12,500	Nippon Kayaku Co., Ltd.	151,916	0.0
3,900	Nippon Paint Holdings Co., Ltd.	212,396	0.1
42,700	Nippon Paper Industries Co. Ltd.	736,046	0.2
800	Nippon Shinyaku Co., Ltd.	72,173	0.0
1,100	Nippon Shokubai Co., Ltd.	67,829	0.0
49,000	Nippon Steel Corp.	715,181	0.2
29,800	Nippon Telegraph & Telephone Corp.	1,479,359	0.3
58,300	Nippon Yusen KK	1,047,364	0.2
2,300	Nissan Chemical Corp.	94,433	0.0
179,100	Nissan Motor Co., Ltd.	1,130,225	0.2
8,500	Nisshin Seifun Group, Inc.	168,506	0.0
1,600	Nissin Food Products Co., Ltd.	120,858	0.0
1,000	Nitori Co., Ltd.	152,211	0.0
4,400	NOF Corp.	148,628	0.0
3,300	Nomura Real Estate Holdings, Inc.	78,208	0.0
16,000	Nomura Research Institute Ltd.	339,691	0.1
13,000	NTT DoCoMo, Inc.	356,397	0.1
28,000	Obayashi Corp.	288,159	0.1
1,100	Obic Co., Ltd.	137,726	0.0
4,100	Odakyu Electric Railway Co., Ltd.	99,803	0.0
22,800	Omron Corp.	1,333,841	0.3
8,400	Ono Pharmaceutical Co., Ltd.	158,230	0.0
2,100	Oriental Land Co., Ltd.	307,862	0.1
57,100	ORIX Corp.	897,320	0.2
15,600	Osaka Gas Co., Ltd.	305,053	0.1
3,100	OSG Corp.	66,307	0.0
3,100	Otsuka Corp.	124,986	0.0
1,900	Otsuka Holdings Co. Ltd.	79,211	0.0
2,200	Paltac Corp.	106,096	0.0
3,500	Park24 Co., Ltd.	82,658	0.0
3,000	Persol Holdings Co. Ltd.	57,624	0.0
17,900	Pola Orbis Holdings, Inc.	403,928	0.1
11,600	Rakuten, Inc.	110,588	0.0
8,200	Recruit Holdings Co. Ltd.	272,519	0.1
10,600	Rengo Co., Ltd.	76,861	0.0
1,500	Rinnai Corp.	110,255	0.0
1,800	Sankyo Co., Ltd.	62,996	0.0
4,900	Sankyu, Inc.	249,122	0.1
20,100	Santen Pharmaceutical Co., Ltd.	356,038	0.1
10,000	Sanwa Holdings Corp.	116,956	0.0
2,700	Sapporo Holdings Ltd.	67,900	0.0
1,600	Sawai Pharmaceutical Co., Ltd.	90,283	0.0
1,200	SCSK Corp.	61,085	0.0
7,300	Secom Co., Ltd.	676,443	0.2
4,800	Seibu Holdings, Inc.	84,720	0.0
8,400	Seino Holdings Co. Ltd.	108,007	0.0
16,100	Sekisui Chemical Co., Ltd.	280,715	0.1
43,100	Sekisui House Ltd.	929,425	0.2
14,100	Seven & I Holdings Co., Ltd.	532,702	0.1
5,700	SG Holdings Co. Ltd.	141,154	0.0
2,500	Shimadzu Corp.	66,765	0.0
800	Shimano, Inc.	133,161	0.0
121,500	Shimizu Corp.	1,132,624	0.2
22,300	Shin-Etsu Chemical Co., Ltd.	2,486,477	0.5
48,600	Shinko Electric Industries	474,307	0.1
16,900	Shinsei Bank Ltd.	263,467	0.1
21,700	Shionogi & Co., Ltd.	1,302,497	0.3
800	Shiseido Co., Ltd.	65,958	0.0
8,400	Skylark Holdings Co. Ltd.	152,461	0.0
500	SMC Corp.	216,021	0.1
6,900	Softbank Corp.	94,649	0.0
10,600	SoftBank Group Corp.	407,744	0.1
2,000	Sohgo Security Services Co., Ltd.	108,636	0.0
37,800	Sojitz Corp.	118,977	0.0
1,700	Sompo Holdings, Inc.	66,820	0.0
15,600	Sony Corp.	949,559	0.2
2,300	Stanley Electric Co., Ltd.	63,649	0.0
51,600	Subaru Corp.	1,478,728	0.3
3,200	Sugi Holdings Co., Ltd.	177,624	0.0
21,000	Sumitomo Chemical Co., Ltd.	96,062	0.0
41,400	Sumitomo Corp.	672,435	0.2
11,300	Sumitomo Electric Industries Ltd.	154,965	0.0
3,000	Sumitomo Heavy Industries	93,186	0.0
1,900	Sumitomo Metal Mining Co., Ltd.	63,554	0.0
39,900	Sumitomo Mitsui Financial Group, Inc.	1,416,578	0.3
2,500	Sumitomo Osaka Cement Co., Ltd.	109,130	0.0
3,300	Sumitomo Realty & Development Co., Ltd.	119,784	0.0
4,700	Suntory Beverage & Food Ltd.	200,929	0.1

See Accompanying Notes to Financial Statements

60

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
9,500	Suzuken Co., Ltd.	507,242	0.1
2,000	Suzuki Motor Corp.	94,428	0.0
3,100	Taiheiyo Cement Corp.	87,696	0.0
12,400	Teijin Ltd.	248,475	0.1
3,000	TIS, Inc.	181,901	0.0
7,400	Tobu Railway Co., Ltd.	246,937	0.1
6,000	Toho Co., Ltd.	242,313	0.1
5,000	Toho Gas Co., Ltd.	194,743	0.1
18,400	Tohoku Electric Power Co., Inc.	189,111	0.1
3,800	Tokio Marine Holdings, Inc.	205,449	0.1
46,500 (1)	Tokyo Electric Power Co., Inc.	215,348	0.1
4,600	Tokyo Electron Ltd.	931,953	0.2
30,500	Tokyo Gas Co., Ltd.	744,536	0.2
26,000	Tokyo Steel Manufacturing Co., Ltd.	209,319	0.1
14,100	Tokyu Construction Co., Ltd.	111,678	0.0
10,500	Tokyu Corp.	198,593	0.1
14,400	Toppan Printing Co., Ltd.	266,333	0.1
61,000	Toray Industries, Inc.	431,096	0.1
2,400	Toshiba Corp.	82,071	0.0
6,600	Tosoh Corp.	90,371	0.0
6,000	Toyo Suisan Kaisha Ltd.	252,630	0.1
1,700	Toyota Industries Corp.	102,004	0.0
36,500	Toyota Motor Corp.	2,532,402	0.5
4,700	Toyota Tsusho Corp.	162,143	0.0
1,100	Tsuruha Holdings, Inc.	123,737	0.0
3,000	Ube Industries Ltd.	64,234	0.0
3,500	Unicharm Corp.	118,618	0.0
12,900	United Arrows Ltd.	394,342	0.1
7,100	USS Co., Ltd.	137,514	0.0
2,800	Welcia Holdings Co. Ltd.	160,889	0.0
8,700	West Japan Railway Co.	755,946	0.2
37,900	Yamada Denki Co., Ltd.	183,189	0.0
1,700	Yamaha Corp.	79,168	0.0
2,000	Zenkoku Hosho Co. Ltd.	83,498	0.0
8,800	Zeon Corp.	100,247	0.0
		91,215,597	19.1

	Luxembourg: 0.0%
1,674 (1)	RTL Group SA	85,061	0.0
5,806	SES S.A. - Luxembourg	112,549	0.0
		197,610	0.0

	Netherlands: 5.1%
5,819	Aalberts NV	234,493	0.1
6,961	Airbus SE	998,614	0.2
739	Akzo Nobel NV	68,131	0.0
4,290	ASML Holding NV	1,124,471	0.2
17,832	ASR Nederland NV	653,696	0.1
3,794 (1),(2)	Euronext NV	306,070	0.1
11,398	EXOR NV	873,816	0.2
3,122 (2)	GrandVision NV	95,440	0.0
3,027	Heineken Holding NV	288,823	0.1
2,438	Heineken NV	248,967	0.1
7,872 (1)	ING Groep NV	89,139	0.0
159,440	Koninklijke Ahold Delhaize NV	3,973,254	0.8
7,140	Koninklijke DSM NV	847,432	0.2
158,438	Koninklijke KPN NV	491,850	0.1
53,492	Koninklijke Philips NV	2,346,914	0.5
1,896	Koninklijke Vopak NV	104,158	0.0
16,624	NXP Semiconductor NV - NXPI - US	1,889,816	0.4
22,204 (2)	Signify NV	650,579	0.1
9,104	Randstad NV	505,244	0.1
63,649	Royal Dutch Shell PLC - Class A	1,845,069	0.4
53,432	Royal Dutch Shell PLC - Class B	1,538,834	0.3
44,817	Unilever NV	2,648,985	0.6
33,362	Wolters Kluwer NV	2,457,212	0.5
		24,281,007	5.1

	New Zealand: 0.6%
63,896	Air New Zealand Ltd.	115,674	0.0
50,075	Auckland International Airport Ltd.	298,438	0.1
89,367	Contact Energy Ltd.	422,670	0.1
31,079	Fisher & Paykel Healthcare Corp. Ltd.	381,189	0.1
136,497	Kiwi Property Group Ltd.	139,083	0.0
61,628	Mercury NZ Ltd.	195,976	0.0
72,156	Meridian Energy Ltd.	212,693	0.1
21,988	Ryman Healthcare Ltd.	181,729	0.0
46,672	SKYCITY Entertainment Group Ltd.	116,929	0.0
276,614	Spark New Zealand Ltd.	793,512	0.2
		2,857,893	0.6

	Norway: 0.7%
5,663 (1)	Adevinta ASA	64,659	0.0
46,993	DNB ASA	855,615	0.2
10,718	Equinor ASA	198,987	0.1
15,511	Leroy Seafood Group ASA	104,195	0.0
15,698	Mowi ASA	383,219	0.1
70,098	Orkla ASA	673,771	0.1
3,690	Salmar ASA	172,204	0.0
38,637	Telenor ASA	723,121	0.2
2,784	Yara International ASA	108,454	0.0
		3,284,225	0.7

	Poland: 0.4%
11,097	Grupa Lotos SA	277,126	0.1
36,627 (1)	PGE Polska Grupa Energetyczna SA	78,534	0.0
30,447	Polski Koncern Naftowy Orlen	832,515	0.2
125,539	Polskie Gornictwo Naftowe I Gazownictwo SA	154,666	0.0
48,071	Powszechna Kasa Oszczednosci Bank Polski SA	479,984	0.1
7,146	Powszechny Zaklad Ubezpieczen SA	69,153	0.0
		1,891,978	0.4

	Portugal: 0.2%
132,258	EDP - Energias de Portugal SA	544,801	0.1
14,368	Galp Energia SGPS SA	229,813	0.0
17,616	Jeronimo Martins SGPS SA	296,013	0.1
		1,070,627	0.2

	Russia: 0.7%
222,902	Gazprom PJSC ADR	1,786,971	0.4
10,926	LUKOIL PJSC ADR	1,006,865	0.2
120,870	Sberbank of Russia PJSC	442,978	0.1
		3,236,814	0.7

See Accompanying Notes to Financial Statements

61

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 1.9%
165,600	Ascendas Real Estate Investment Trust	385,691	0.1
23,000 (2)	BOC Aviation Ltd.	216,083	0.1
235,300	CapitaLand Commercial Trust	354,358	0.1
74,000	CapitaLand Ltd.	195,599	0.1
278,900	CapitaLand Mall Trust	520,384	0.1
8,500	City Developments Ltd.	67,313	0.0
358,100	ComfortDelgro Corp., Ltd.	604,717	0.1
9,800	DBS Group Holdings Ltd.	186,797	0.0
210,300	Genting Singapore Ltd.	145,089	0.0
6,900	Jardine Cycle & Carriage Ltd.	165,891	0.0
47,900	Keppel Corp., Ltd.	241,195	0.1
370,800	Mapletree Commercial Trust	634,692	0.1
176,600	Mapletree Industrial Trust	330,801	0.1
724,600	Mapletree North Asia Commercial Trust	681,171	0.2
350,400	Mapletree Logistics Trust	432,501	0.1
90,400	Olam International Ltd.	121,403	0.0
23,400	Oversea-Chinese Banking Corp., Ltd.	188,118	0.1
65,800	SATS Ltd.	244,017	0.1
40,400	SembCorp Industries Ltd.	67,827	0.0
83,800	Singapore Airlines Ltd.	579,206	0.1
97,400	Singapore Exchange Ltd.	639,484	0.1
56,600	Singapore Press Holdings Ltd.	92,111	0.0
262,900	Singapore Telecommunications Ltd.	636,627	0.1
173,100	Singapore Technologies Engineering Ltd.	507,070	0.1
87,100	Suntec Real Estate Investment Trust	118,988	0.0
8,900	United Overseas Bank Ltd.	175,218	0.0
16,700	Venture Corp. Ltd.	193,714	0.1
63,300	Wilmar International Ltd.	174,042	0.0
		8,900,107	1.9

	South Korea: 2.4%
6,167	Cheil Worldwide, Inc.	131,083	0.0
2,087	Woongjin Coway Co. Ltd.	164,671	0.1
5,365	Daelim Industrial Co., Ltd.	417,019	0.1
2,295	Doosan Bobcat, Inc.	61,879	0.0
5,265	GS Holdings Corp.	224,379	0.1
991	Hyundai Glovis Co., Ltd.	128,366	0.0
236	Hyundai Heavy Industries Holdings Co., Ltd.	69,113	0.0
1,800	Hyundai Mobis Co. Ltd.	367,081	0.1
1,425	Hyundai Motor Co.	149,261	0.0
84,402	Industrial Bank Of Korea	854,771	0.2
4,853	Kangwon Land, Inc.	130,663	0.0
2,151	KB Financial Group, Inc.	77,435	0.0
62,972	Kia Motors Corp.	2,301,462	0.5
7,198 (1)	Korea Electric Power Corp.	157,353	0.0
719	Korea Zinc Co., Ltd.	267,923	0.1
4,995	KT&G Corp.	428,779	0.1
4,520	LG Corp.	269,467	0.1
3,599	LG Electronics, Inc.	206,256	0.1
942	NAVER Corp.	132,819	0.0
224	NCSoft Corp.	99,410	0.0
806	POSCO	146,245	0.0
1,086	S-1 Corp.	87,463	0.0
1,058	Samsung C&T Corp.	90,598	0.0
67,706	Samsung Electronics Co., Ltd.	2,926,243	0.6
645	Samsung Fire & Marine Insurance Co. Ltd.	119,985	0.0
2,152	Shinhan Financial Group Co., Ltd.	78,408	0.0
11,542	SK Hynix, Inc.	811,587	0.2
2,347	SK Innovation Co. Ltd.	321,153	0.1
822	SK Telecom Co., Ltd.	168,014	0.0
		11,388,886	2.4

	Spain: 2.6%
2,521	Acciona SA	262,634	0.1
37,627	ACS Actividades de Construccion y Servicios SA	1,526,834	0.3
10,216 (2)	Aena SME SA	1,875,270	0.4
3,051	Amadeus IT Group SA	225,708	0.1
259,161	Banco Bilbao Vizcaya Argentaria SA	1,364,957	0.3
16,065	Banco Santander SA	64,506	0.0
3,218 (2)	Cellnex Telecom SA	138,853	0.0
18,717	Enagas	463,145	0.1
50,562	Endesa S.A.	1,377,049	0.3
2,571	Grifols SA	82,942	0.0
152,148	Iberdrola S.A.	1,563,929	0.3
7,006	Industria de Diseno Textil SA	218,313	0.0
19,471	Inmobiliaria Colonial Socimi SA	251,611	0.1
53,338	Mediaset Espana Comunicacion SA	326,368	0.1
46,153	Merlin Properties Socimi SA	679,410	0.1
2,368	Naturgy Energy Group SA	64,516	0.0
28,642	Red Electrica Corp. SA	575,633	0.1
31,553	Repsol SA	519,984	0.1
142,180	Telefonica S.A.	1,091,840	0.2
		12,673,502	2.6

	Sweden: 2.8%
5,363	Alfa Laval AB	124,128	0.0
22,740	Assa Abloy AB	540,038	0.1
15,876	Atlas Copco AB - A Shares	560,368	0.1
9,960	Atlas Copco AB - B Shares	309,042	0.1
14,190 (1)	Boliden AB - BOLS	382,668	0.1
63,126	Castellum AB	1,290,021	0.3
27,513	Electrolux AB	723,354	0.2
6,410	Elekta AB	89,297	0.0
11,331	Epiroc AB - A Shares	127,669	0.0
9,646	Epiroc AB - B Shares	105,059	0.0
18,398	Essity AB	574,767	0.1
19,458 (1)	Fastighets AB Balder	754,667	0.2
10,122	ICA Gruppen AB	447,916	0.1
31,011	Hennes & Mauritz AB	649,975	0.1
3,207	Hexagon AB - B Shares	164,192	0.0
7,990	Husqvarna AB - B Shares	61,211	0.0
7,769	Investment AB Latour	105,111	0.0
2,253 (1)	Lundbergforetagen AB	84,915	0.0
2,713	Lundin Petroleum AB	89,849	0.0
9,621	Nibe Industrier AB	131,735	0.0
31,238	Sandvik AB	551,892	0.1
18,241	Securitas AB	292,077	0.1
188,419	Skandinaviska Enskilda Banken AB	1,807,190	0.4

See Accompanying Notes to Financial Statements

62

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: (continued)
59,817	Skanska AB	1,274,511	0.3
22,096	SKF AB - B Shares	400,074	0.1
13,162	Svenska Cellulosa AB SCA	134,307	0.0
5,149	Swedish Match AB	241,891	0.1
14,717	Telefonaktiebolaget LM Ericsson	128,609	0.0
172,660	Telia Co. AB	759,516	0.2
5,855	Trelleborg AB	94,679	0.0
34,650	Volvo AB - B Shares	519,257	0.1
		13,519,985	2.8

	Switzerland: 5.6%
10,395	ABB Ltd.	218,295	0.1
23,276	Adecco Group AG	1,383,669	0.3
6,413 (1)	Alcon, Inc.	379,253	0.1
681	Baloise Holding AG	125,953	0.0
221	Barry Callebaut AG	467,039	0.1
1,865	Cembra Money Bank AG	197,775	0.0
3	Chocoladefabriken Lindt & Sprungli AG - REG - LISN	245,717	0.0
36	Chocoladefabriken Lindt & Sprungli AG - PC - LISP	267,491	0.1
3,177	Cie Financiere Richemont SA	249,652	0.1
3,119	Clariant AG	63,979	0.0
8,267	Coca-Cola HBC AG	251,720	0.1
2,792	DKSH Holding AG	132,762	0.0
115	Emmi AG	97,339	0.0
245	EMS-Chemie Holding AG	153,492	0.0
1,214	Flughafen Zuerich AG	218,753	0.1
1,601	Geberit AG - Reg	813,452	0.2
161	Georg Fischer AG	153,763	0.0
153	Givaudan	449,504	0.1
504	Helvetia Holding AG	70,796	0.0
15,798	LafargeHolcim Ltd.-CHF	815,469	0.2
3,355	Kuehne & Nagel International AG	542,025	0.1
1,435	Landis+Gyr Group AG	133,244	0.0
2,771	Logitech International SA	113,742	0.0
768	Lonza Group AG	276,812	0.1
46,608	Nestle SA	4,986,187	1.0
27,464	Novartis AG	2,399,675	0.5
514	Partners Group	401,671	0.1
2,244	PSP Swiss Property AG	297,027	0.1
16,120	Roche Holding AG	4,851,410	1.0
1,055	Schindler Holding AG - Part Cert	258,471	0.1
553	Schindler Holding AG - Reg	130,958	0.0
205	SGS SA	534,662	0.1
3,397	Sika AG	583,966	0.1
9,275	Sonova Holding AG - Reg	2,128,412	0.5
5,269	STMicroelectronics NV-STM1	119,587	0.0
288	Straumann Holding AG	257,323	0.1
266	Swatch Group AG - BR	73,756	0.0
450	Swiss Life Holding AG	225,368	0.1
2,009	Swiss Prime Site AG	207,071	0.0
1,078	Swiss Re Ltd.	113,070	0.0
1,744	Swisscom AG	892,047	0.2
856	Temenos AG	122,469	0.0
418	Vifor Pharma AG	65,826	0.0
361	Zurich Insurance Group AG	141,404	0.0
		26,612,056	5.6

	Taiwan: 0.9%
3,693,000	AU Optronics Corp.	941,568	0.2
35,000	Phison Electronics Corp.	318,251	0.1
585,000	Uni-President Enterprises Corp.	1,445,173	0.3
484,000	Yuanta Financial Holding Co., Ltd.	302,486	0.1
231,000	Zhen Ding Technology Holding Ltd.	1,092,259	0.2
		4,099,737	0.9

	United Kingdom: 12.6%
218,577	3i Group PLC	3,194,048	0.7
21,763	Admiral Group PLC	569,578	0.1
26,286	Ashmore Group PLC	158,549	0.0
7,673	Ashtead Group PLC	233,611	0.1
14,704	Associated British Foods PLC	424,429	0.1
10,532	AstraZeneca PLC	1,027,055	0.2
33,596 (2)	Auto Trader Group PLC	244,791	0.1
17,027	Aviva PLC	91,777	0.0
25,974	B&M European Value Retail SA	124,608	0.0
43,016	BAE Systems PLC	321,318	0.1
80,983	Barratt Developments PLC	662,265	0.1
11,648	Bellway PLC	476,748	0.1
25,250	Berkeley Group Holdings PLC	1,439,240	0.3
265,761	BP PLC	1,685,292	0.4
16,668	British American Tobacco PLC	582,980	0.1
251,723	BT Group PLC	668,039	0.1
13,581	Bunzl PLC	353,307	0.1
68,771	Burberry Group PLC	1,823,603	0.4
3,942	Carnival PLC	157,747	0.0
7,796	CNH Industrial NV	84,880	0.0
13,333	Coca-Cola European Partners PLC - USD	713,449	0.2
19,189	Compass Group PLC	510,891	0.1
28,846	CRH PLC - London	1,051,534	0.2
3,594	Croda International PLC	224,236	0.1
3,674	Derwent London PLC	168,949	0.0
27,906	Diageo PLC	1,142,223	0.2
193,652	Direct Line Insurance Group PLC	682,771	0.1
31,559	Drax Group PLC	121,326	0.0
104,788	Evraz PLC	500,045	0.1
24,602	Experian PLC	775,490	0.2
14,639	Ferguson PLC	1,250,076	0.3
99,941 (1)	Fiat Chrysler Automobiles NV	1,550,962	0.3
56,224	GlaxoSmithKline PLC	1,287,811	0.3
8,427	Greggs PLC	193,832	0.0
23,060	Halma PLC	559,562	0.1
3,577	Hargreaves Lansdown PLC	82,140	0.0
48,018	Howden Joinery Group PLC	359,381	0.1
158,353	HSBC Holdings PLC	1,196,378	0.3
9,261	IMI PLC	120,432	0.0
15,103	Imperial Brands PLC	331,292	0.1
36,112	Inchcape PLC	301,917	0.1
10,501	InterContinental Hotels Group PLC	635,467	0.1
14,109	International Consolidated Airlines Group SA	97,121	0.0
4,302	Intertek Group PLC	298,283	0.1
111,724	ITV PLC	193,815	0.0

See Accompanying Notes to Financial Statements

63

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
17,779	JD Sports Fashion PLC	176,857	0.0
1,646	Johnson Matthey PLC	65,391	0.0
176,362	Kingfisher PLC	473,111	0.1
21,049	Land Securities Group PLC	256,389	0.1
272,103	Legal & General Group PLC	930,143	0.2
2,695,734	Lloyds Banking Group Plc	1,983,007	0.4
54,769	Marks & Spencer Group PLC	129,025	0.0
32,264	Meggitt PLC	261,059	0.1
27,940 (2)	Merlin Entertainments PLC	164,608	0.0
11,682	Mondi PLC	242,214	0.1
19,004	National Express Group PLC	109,890	0.0
92,922	National Grid PLC	1,086,474	0.2
8,510	Next PLC	725,789	0.2
19,138	Paragon Group of Cos PLC	124,755	0.0
102,495	Pearson PLC	905,197	0.2
30,938	Pennon Group PLC	359,960	0.1
45,100	Persimmon PLC	1,330,286	0.3
37,322	Petrofac Ltd.	186,270	0.0
3,060	Reckitt Benckiser Group PLC	236,788	0.1
78,930	Relx PLC (GBP Exchange)	1,900,273	0.4
35,538	Rentokil Initial PLC	209,149	0.0
48,673	Rightmove PLC	377,810	0.1
60,523	Rio Tinto PLC	3,150,946	0.7
657,749	Royal Bank of Scotland Group PLC	1,818,181	0.4
11,043	RSA Insurance Group PLC	74,709	0.0
58,293	Sage Group PLC/The	543,298	0.1
170,077	Segro PLC	1,860,529	0.4
18,991	Severn Trent PLC	554,731	0.1
26,582	Smith & Nephew PLC	570,622	0.1
10,322	Smiths Group PLC	215,768	0.0
4,267	Spirax-Sarco Engineering PLC	437,897	0.1
31,849	SSE PLC	529,843	0.1
113,682	Tate & Lyle PLC	991,571	0.2
234,244	Taylor Wimpey PLC	502,385	0.1
460,947	Tesco PLC	1,407,070	0.3
15,073	Travis Perkins PLC	279,969	0.1
75,116	Unilever PLC	4,497,882	0.9
56,438	United Utilities Group PLC	637,278	0.1
195,986	Vodafone Group PLC	399,954	0.1
2,367	Whitbread PLC	124,591	0.0
108,622	WM Morrison Supermarkets PLC	280,610	0.1
38,700	WPP PLC	482,960	0.1
		60,268,487	12.6

	United States: 0.2%
40,386 (1)	Bausch Health Cos, Inc.	1,003,901	0.2

	Total Common Stock (Cost $451,187,335)	471,339,365	98.6

PREFERRED STOCK: 0.1%
	Germany: 0.1%
1,710	Henkel AG & Co. KGaA	177,622	0.0
4,137	Porsche AG	304,610	0.1
		482,232	0.1

	South Korea: 0.0%
3,996	Samsung Electronics Co., Ltd.	140,663	0.0

	Total Preferred Stock (Cost $604,144)	622,895	0.1

RIGHTS: 0.0%
	Singapore: 0.0%
26,326 (1)	Mapletree Logistics Trust	1,742	0.0

	Total Rights (Cost $—)	1,742	0.0

	Total Long-Term Investments (Cost $451,791,479)	471,964,002	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.2%
1,000,000 (4)	Guggenheim Securities LLC, Repurchase Agreement dated 10/31/19, 1.76%, due 11/01/19 (Repurchase Amount $1,000,048, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.625%-5.000%, Market Value plus accrued interest $1,020,000, due 01/01/27-06/20/69) (Cost $1,000,000)	1,000,000	0.2

	Securities Lending Collateral: 0.0%
40,103 (4)	Bank of America Inc., 0.000%, Repurchase Agreement dated 10/31/19, 1.73%, due 11/01/19 (Repurchase Amount $40,105, collateralized by various U.S. Government Securities, 1.625%-2.625%, Market Value plus accrued interest $40,905, due 11/30/20-08/15/27) (Cost $40,103)	40,103	0.0

See Accompanying Notes to Financial Statements

64

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.0%
1,039,274 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%	1,039,274	0.2
3,690,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%	3,690,000	0.8
	Total Mutual Funds (Cost $4,729,274)	4,729,274	1.0

	Total Short-Term Investments (Cost $5,769,377)	5,769,377	1.2

	Total Investments in Securities (Cost $457,560,856)	$477,733,379	99.9
	Assets in Excess of Other Liabilities	242,839	0.1
	Net Assets	$477,976,218	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

65

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Australia: 3.9%
307,071	Charter Hall Group	$2,392,671	0.5
388,941	Goodman Group	3,861,904	0.8
371,992	Ingenia Communities Group	1,128,305	0.3
4,025,466	Mirvac Group	8,919,958	1.9
806,574	Scentre Group	2,131,089	0.4
		18,433,927	3.9

	Belgium: 0.9%
41,562 (1)	Shurgard Self Storage SA	1,406,846	0.3
15,771 (1)	Warehouses De Pauw SCA	2,923,357	0.6
		4,330,203	0.9

	Canada: 2.1%
178,287	Canadian Apartment Properties REIT	7,423,323	1.6
233,275	Chartwell Retirement Residences	2,610,640	0.5
		10,033,963	2.1

	Finland: 0.3%
91,911 (1)	Kojamo Oyj	1,547,876	0.3

	France: 2.1%
27,791 (1)	ICADE	2,721,387	0.6
47,083	Unibail-Rodamco-Westfield	7,280,741	1.5
		10,002,128	2.1

	Germany: 3.4%
188,999 (1)	Alstria Office REIT-AG	3,541,281	0.7
62,059 (1)	Deutsche Euroshop AG	1,857,405	0.4
14,528 (1)	LEG Immobilien AG	1,668,743	0.3
116,734 (1)	TAG Immobilien AG	2,836,838	0.6
123,847	Vonovia SE	6,595,455	1.4
		16,499,722	3.4

	Hong Kong: 6.7%
520,500	Kerry Properties Ltd.	1,683,122	0.3
1,472,245	Link REIT	16,034,813	3.3
3,211,000	New World Development Ltd.	4,593,132	1.0
4,220,000	Sino Land Co.	6,308,340	1.3
586,100	Wheelock & Co., Ltd.	3,624,796	0.8
		32,244,203	6.7

	Ireland: 0.4%
1,132,889	Hibernia REIT plc	1,781,550	0.4

	Japan: 12.2%
107,400	Aeon Mall Co., Ltd.	1,718,296	0.4
2,118	AEON REIT Investment Corp.	3,047,849	0.6
7,109	GLP J-Reit	9,268,888	2.0
675	Kenedix Retail REIT Corp.	1,860,172	0.4
2,582	LaSalle Logiport REIT	3,843,636	0.8
229,600	Mitsubishi Estate Co., Ltd.	4,457,772	0.9
369,781	Mitsui Fudosan Co., Ltd.	9,460,048	2.0
2,574	Mori Hills REIT Investment Corp.	4,254,247	0.9
1,196	Nippon Prologis REIT, Inc.	3,340,768	0.7
121,760	Nomura Real Estate Holdings, Inc.	2,885,638	0.6
4,056	Orix JREIT, Inc.	9,171,099	1.9
1,286	Sankei Real Estate, Inc.	1,497,476	0.3
238,700	Tokyo Tatemono Co., Ltd.	3,396,101	0.7
		58,201,990	12.2

	Luxembourg: 0.6%
127,707 (1)	Grand City Properties SA	2,989,795	0.6

	Norway: 0.5%
170,392 (1),(2)	Entra ASA	2,551,650	0.5

	Singapore: 2.3%
2,679,500	CapitaLand Ltd.	7,082,516	1.5
3,033,695	Mapletree Logistics Trust	3,744,507	0.8
		10,827,023	2.3

	Spain: 0.9%
279,536	Merlin Properties Socimi SA	4,115,001	0.9

	Sweden: 2.5%
235,318	Castellum AB	4,808,876	1.0
304,361	Fabege AB	4,545,467	1.0
177,373 (1)	Kungsleden AB	1,611,837	0.3
56,566 (1)	Pandox AB	1,131,960	0.2
		12,098,140	2.5

	United Kingdom: 5.0%
159,866	Big Yellow Group PLC	2,365,984	0.5
68,386	Derwent London PLC	3,144,733	0.6
173,818	Land Securities Group PLC	2,117,201	0.4
242,426	Safestore Holdings PLC	2,199,762	0.5
743,565	Segro PLC	8,134,106	1.7
1,228,407 (1),(2)	Tritax EuroBox PLC	1,479,836	0.3
323,397	Unite Group PLC	4,710,187	1.0
		24,151,809	5.0

	United States: 55.9%
62,258	Alexandria Real Estate Equities, Inc.	9,883,457	2.1
77,065	American Campus Communities, Inc.	3,851,709	0.8
238,993	Brandywine Realty Trust	3,651,813	0.8
345,490	Brixmor Property Group, Inc.	7,607,690	1.6
72,828	Camden Property Trust	8,329,338	1.7
163,198	Columbia Property Trust, Inc.	3,348,823	0.7
162,622	Cousins Properties, Inc.	6,526,021	1.4
51,934	Crown Castle International Corp.	7,207,920	1.5
177,194	CubeSmart	5,617,050	1.2
115,814	CyrusOne, Inc.	8,255,222	1.7
113,561	Douglas Emmett, Inc.	4,919,462	1.0
13,168	Equinix, Inc.	7,463,359	1.6

See Accompanying Notes to Financial Statements

66

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
177,065	Equity Residential	15,698,583	3.3
31,956	Essex Property Trust, Inc.	10,453,766	2.2
57,653	Extra Space Storage, Inc.	6,472,702	1.4
294,716	HCP, Inc.	11,087,216	2.3
245,664	Healthcare Trust of America, Inc.	7,615,584	1.6
275,545	Host Hotels & Resorts, Inc.	4,516,183	0.9
176,665	Hudson Pacific Properties, Inc.	6,345,807	1.3
445,216	Invitation Homes, Inc.	13,708,201	2.9
68,553	Liberty Property Trust	4,049,426	0.8
125,821	MGM Growth Properties LLC	3,926,873	0.8
55,901	Pebblebrook Hotel Trust	1,437,215	0.3
171,513	Piedmont Office Realty Trust, Inc.	3,848,752	0.8
277,040	ProLogis, Inc.	24,313,030	5.1
65,040	QTS Realty Trust, Inc.	3,485,494	0.7
47,092	Regency Centers Corp.	3,166,466	0.7
165,002	Retail Properties of America, Inc.	2,270,428	0.5
26,915	Ryman Hospitality Properties	2,265,436	0.5
98,934	Simon Property Group, Inc.	14,907,375	3.1
192,424	SITE Centers Corp.	2,988,345	0.6
216,912	STORE Capital Corp.	8,784,936	1.8
71,944	Taubman Centers, Inc.	2,574,156	0.5
1,270,166	VEREIT, Inc.	12,498,433	2.6
355,873	VICI Properties, Inc.	8,380,809	1.8
173,550	Welltower, Inc.	15,739,249	3.3
		267,196,329	55.9

	Total Common Stock (Cost $351,663,823)	477,005,309	99.7

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
3,169,539 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720%
	(Cost $3,169,539)	3,169,539	0.7

	Total Short-Term Investments (Cost $3,169,539)	3,169,539	0.7

	Total Investments in Securities (Cost $354,833,362)	$480,174,848	100.4
	Liabilities in Excess of Other Assets	(1,931,382)	(0.4)
	Net Assets	$478,243,466	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

67

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 9.1%
224,658	Abacus Property Group	$603,963	1.0
388,627	Centuria Capital Group	586,633	1.0
692,268	Ingenia Communities Group	2,099,749	3.5
996,650	Mirvac Group	2,208,459	3.6
		5,498,804	9.1

	Austria: 0.4%
6,605 (1)	CA Immobilien Anlagen AG	254,510	0.4

	Belgium: 0.9%
11,378 (1)	Shurgard Self Storage SA	385,138	0.6
996 (1)	Warehouses De Pauw SCA	184,621	0.3
		569,759	0.9

	Canada: 5.2%
9,400	Canadian Apartment Properties REIT	391,387	0.6
91,100	Chartwell Retirement Residences	1,019,523	1.7
17,400	First Capital Realty, Inc.	287,997	0.5
25,900	Killam Apartment Real Estate Investment Trust	383,653	0.6
44,913	SmartCentres Real Estate Investment Trust	1,085,741	1.8
		3,168,301	5.2

	Finland: 1.0%
36,798	Kojamo Oyj	619,716	1.0

	France: 4.7%
3,476 (1)	Covivio	393,654	0.6
3,508	Gecina S.A.	602,215	1.0
12,091	Unibail-Rodamco-Westfield	1,869,708	3.1
		2,865,577	4.7

	Germany: 9.9%
46,030 (1)	Alstria Office REIT-AG	862,466	1.4
82,521	Aroundtown SA	697,516	1.1
9,353 (1)	Deutsche Euroshop AG	279,932	0.5
18,811	Deutsche Wohnen SE	709,220	1.2
3,228 (1)	LEG Immobilien AG	370,781	0.6
17,817	TAG Immobilien AG	432,984	0.7
15,764	TLG Immobilien AG	461,516	0.8
41,584	Vonovia SE	2,214,550	3.6
		6,028,965	9.9

	Hong Kong: 14.3%
100,500	Kerry Properties Ltd.	324,983	0.5
351,570	Link REIT	3,829,090	6.3
1,378,000	New World Development Ltd.	1,971,142	3.3
1,072,000	Sino Land Co.	1,602,498	2.6
159,000	Wheelock & Co., Ltd.	983,352	1.6
		8,711,065	14.3

	Ireland: 0.6%
236,626	Hibernia REIT plc	372,112	0.6

	Japan: 27.1%
19,300	Aeon Mall Co., Ltd.	308,781	0.5
547	AEON REIT Investment Corp.	787,145	1.3
1,765	GLP J-Reit	2,301,250	3.8
427	Kenedix Retail REIT Corp.	1,176,732	1.9
221	Kenedix Residential Next Investment Corp.	455,343	0.8
625	LaSalle Logiport REIT	930,392	1.5
88,800	Mitsubishi Estate Co., Ltd.	1,724,086	2.8
126,856	Mitsui Fudosan Co., Ltd.	3,245,337	5.3
534	Mori Hills REIT Investment Corp.	882,583	1.5
15,200	Nomura Real Estate Holdings, Inc.	360,231	0.6
898	Orix JREIT, Inc.	2,030,485	3.4
1,501	Sankei Real Estate, Inc.	1,747,831	2.9
35,600	Tokyo Tatemono Co., Ltd.	506,498	0.8
		16,456,694	27.1

	Luxembourg: 1.1%
26,981 (1)	Grand City Properties SA	631,662	1.1

	Netherlands: 0.6%
8,280 (1)	NSI NV	378,160	0.6

	Norway: 1.2%
49,960 (2)	Entra ASA	748,160	1.2

	Singapore: 5.3%
914,400	CapitaRetail China Trust	1,021,053	1.7
188,400	City Developments Ltd.	1,491,977	2.5
557,900	Mapletree Logistics Trust	688,619	1.1
		3,201,649	5.3

	Spain: 1.8%
48,288	Inmobiliaria Colonial Socimi SA	623,994	1.0
30,925	Merlin Properties Socimi SA	455,241	0.8
		1,079,235	1.8

	Sweden: 4.1%
35,757	Castellum AB	730,717	1.2
44,084	Fabege AB	658,371	1.1
12,375 (1)	Hufvudstaden AB	207,085	0.3
23,037	Pandox AB	461,001	0.8
28,226	Wihlborgs Fastigheter AB	427,067	0.7
		2,484,241	4.1

	Switzerland: 1.0%
5,649	Swiss Prime Site AG	582,253	1.0

	United Kingdom: 10.3%
60,016	Big Yellow Group PLC	888,225	1.5
67,271	CLS Holdings PLC	220,899	0.4
138,778	Grainger PLC	461,640	0.8

See Accompanying Notes to Financial Statements

68

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
61,909	Land Securities Group PLC	754,086	1.2
44,122	Safestore Holdings PLC	400,361	0.6
88,849	Segro PLC	971,949	1.6
156,692 (1)	Target Healthcare REIT PLC	227,328	0.4
158,339	Tritax Big Box REIT Plc	308,403	0.5
188,743 (1),(2)	Tritax EuroBox PLC	227,375	0.4
88,215	Unite Group PLC	1,284,827	2.1
38,736	Workspace Group PLC	509,295	0.8
		6,254,388	10.3

	Total Common Stock (Cost $48,093,823)	59,905,251	98.6

RIGHTS: –%
	Australia: –%
74,046 (1),(3)	Ingenia Communities Group	–	–

	Total Rights (Cost $–)	–	–

CLOSED-END FUNDS: 0.4%
	United Kingdom: 0.4%
212,209	Picton Property Income Ltd.	255,204	0.4

	Total Closed-End Funds (Cost $257,137)	255,204	0.4

	Total Long-Term Investments (Cost $48,350,960)	60,160,455	99.0

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
734,159 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.720% (Cost $734,159)	734,159	1.2

	Total Short-Term Investments (Cost $734,159)	734,159	1.2

	Total Investments in Securities (Cost $49,085,119)	$60,894,614	100.2
	Liabilities in Excess of Other Assets	(127,275)	(0.2)
	Net Assets	$60,767,339	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Rate shown is the 7-day yield as of October 31, 2019.

See Accompanying Notes to Financial Statements

69

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By   /s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: January 8, 2020

By   /s/ Todd Modic

Todd Modic

Senior Vice President and Chief Financial Officer

Date: January 8, 2020